UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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SL Investment Corp.

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PRELIMINARY STATEMENT — SUBJECT TO COMPLETION, DATED MAY 29, 2024
SL Investment Corp.
1585 Broadway
New York, NY 10036
June [  ], 2024
To Our Stockholders:
The statement accompanying this letter provides an outline of the unanimous written consent being sought by SL Investment Corp. (“we,” “us,” “our,” “Company” or “SLIC”). Pursuant to the unanimous written consent, SLIC stockholders are being asked to approve and adopt the Agreement and Plan of Merger dated as of May 28, 2024 (the “Merger Agreement”) by and among North Haven Private Income Fund LLC (“PIF”), Cobalt Merger Sub Inc., a wholly owned subsidiary of PIF (“Merger Sub”), SLIC and MS Capital Partners Adviser Inc. (the “Adviser”) and the transactions contemplated by the Merger Agreement (the “Merger Proposal”).
Closing of the Mergers (as defined below) is contingent upon SLIC stockholder approval of the Merger Proposal and certain other closing conditions.
SLIC and PIF are proposing an acquisition of SLIC by PIF pursuant to a merger and related transactions. Pursuant to the Merger Agreement, Merger Sub would merge with and into SLIC with SLIC continuing as the surviving company (the “First Merger”). Immediately following the First Merger, SLIC, as the surviving company, would merge with and into PIF (the “Second Merger”) with PIF continuing as the surviving company (the First Merger and the Second Merger referred to collectively herein as the “Mergers”).
Subject to the terms and conditions of the Merger Agreement, if the Mergers are completed, each holder of SLIC common stock, par value $0.001 per share (“SLIC Common Stock”), issued and outstanding immediately prior to the effective time of the Mergers will have the right to receive, for each share of SLIC Common Stock, cash in an amount equal to the net asset value (“NAV”) per share of SLIC Common Stock determined on a date within 48 hours (excluding Sundays and holidays) of the closing of the Mergers.
Approval of the Merger Proposal is being sought pursuant to the unanimous written consent of the stockholders of SLIC in accordance with Article VII, Section (i) of the Second Amended and Restated Certificate of Incorporation of SLIC (the “SLIC Charter”) and the Amended and Restated Bylaws of SLIC (the “SLIC Bylaws”).
Stockholders desiring to consent to the Merger Proposal are requested to provide their executed written consent in the form attached to the accompanying statement on or before [   ], 2024.
SLIC’s board of directors unanimously recommends that you consent to the Merger Proposal.
On behalf of management of SLIC and SLIC’s board of directors, we thank you for your continued support of the Company.
Sincerely,

David N. Miller
Chair
New York, NY
June [  ], 2024

SL INVESTMENT CORP.
1585 Broadway
New York, NY 10036

STATEMENT IN CONNECTION WITH SOLICITATION OF
UNANIMOUS WRITTEN CONSENT

This statement (the “Statement”) is being furnished to you as a holder of shares of common stock, par value $0.001 per share (“SLIC Common Stock”), or 12.0% Series A Cumulative Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), of SL Investment Corp., a Delaware corporation, (“we,” “us,” “our,” “Company” or “SLIC”) in connection with the solicitation of an unanimous written consent of the holders of the issued and outstanding shares of SLIC Common Stock and Series A Preferred Stock taken without a meeting to approve the actions described in this Statement.
We are mailing this Statement to our stockholders of record on or about [   ], 2024.
Stockholders desiring to consent to the Merger Proposal should return their executed Consent (as defined below), a form of which is attached hereto as Annex C, to us by email at msim_is@seic.com or by mail sent to our principal executive offices: SL Investment Corp., 1585 Broadway, New York, NY 10036, Attention: Orit Mizrachi, on or before [   ], 2024.
The cost of furnishing this Statement will be borne equally by SLIC and North Haven Private Income Fund LLC.
Unanimous Action by Stockholders
The Company’s board of directors (the “SLIC Board”) unanimously approved resolutions to approve and recommend the adoption and approval of the Agreement and Plan of Merger dated as of May 28, 2024 (the “Merger Agreement”) by and among North Haven Private Income Fund LLC (“PIF”), Cobalt Merger Sub Inc., a wholly owned subsidiary of PIF (“Merger Sub”), SLIC and MS Capital Partners Adviser Inc. (the “Adviser”) and the transactions contemplated by the Merger Agreement as further described in the form of Consent (as defined below) (such proposal is referred to herein as the “Merger Proposal”) to SLIC’s stockholders. As of the close of business on May 28, 2024, the record date (the “Record Date”), we had 27,281,428.49 shares of SLIC Common Stock and 521 shares of Series A Preferred Stock outstanding.
Pursuant to Section 228 of the Delaware General Corporation Law (“DGCL”), and as provided by the Article VII, Section (i) of the Second Amended and Restated Certificate of Incorporation of SLIC (the “SLIC Charter”), the Company is seeking an unanimous written consent (the “Consent”), the form of which is attached as Annex C to this statement, to approve the Merger Proposal from its stockholders holding an aggregate of 27,281,428.49 shares of SLIC Common Stock and 521 shares of its Series A Preferred Stock, representing 100% of the Company’s issued and outstanding shares of capital stock.

i

QUESTIONS AND ANSWERS ABOUT THE MERGERS
The questions and answers below highlight only selected information from this Statement. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement and the transactions contemplated by the Merger Agreement (including the Mergers).
Questions and Answers about the Mergers
Q:
What will happen in the First Merger and Second Merger?

A:
Merger Sub will merge with and into SLIC (the “First Merger”), the separate corporate existence of Merger Sub will cease and SLIC will continue its existence as the surviving company until the Second Merger (as defined below). Immediately after the effective time of the First Merger (the “First Effective Time”), SLIC, as the survivor of the First Merger, will merge with and into PIF (the “Second Merger”), SLIC’s separate corporate existence will cease and PIF will continue as the surviving company.

Q:
What consent of stockholders is required to consummate the Mergers?

A:
Under SLIC’s Charter, the adoption and approval of the Merger Agreement and the First Merger by the written consent of SLIC’s stockholders requires the unanimous written consent of all such stockholders. If the First Merger is consummated, PIF will consent to the Second Merger as the sole stockholder of SLIC, the surviving company in the First Merger.

Q:
What do I need to do now?

A:
You should carefully read and consider this entire Statement and the annexes to this Statement, including, but not limited to, the Merger Agreement, along with all of the documents that we refer to in this Statement, as they contain important information about, among other things, the Mergers and how the Mergers affect you. Then sign, date and return, as promptly as possible, the enclosed Consent (the form of which is attached as Annex C to this Statement), so that you can indicate your consent to the Merger Proposal, unless you wish to seek appraisal pursuant to Section 262 of the Delaware General Corporation Law (“DGCL”). Under the terms of the Consent, your consent to the Merger Proposal once given is irrevocable.

Stockholders desiring to consent to the Merger Proposal should return their executed Consent to us by email at msim_is@seic.com or by mail sent to our principal executive offices: SL Investment Corp., 1585 Broadway, New York, NY 10036, Attention: Orit Mizrachi, on or before [   ], 2024.
Q:
Am I entitled to appraisal rights under the DGCL?

A:
If the Merger is consummated, SLIC stockholders (including beneficial owners of shares) who (1) do not consent to (pursuant to Section 228 of the DGCL) or vote in favor of the adoption of the Merger Agreement; (2) continuously hold their applicable shares of SLIC capital stock through the First Effective Time; (3) properly perfect appraisal of their shares; (4) meet certain other conditions and statutory requirements as described in this Statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares in connection with the First Merger under Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. This means that these persons will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares, exclusive of any elements of value arising from the accomplishment or expectation of the First Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the First Merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving company of the First Merger makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (y) interest theretofore accrued, unless paid at that time). The surviving company of the First Merger is under no obligation to make such voluntary cash payment prior to such entry of judgment. Persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The DGCL requirements for exercising appraisal rights are described in additional detail in this Statement, which description is qualified in its entirety by Section 262 of the DGCL regarding appraisal rights.
Under the Merger Agreement, SLIC has agreed to redeem all outstanding shares of SLIC preferred stock effective as of immediately prior to the First Effective Time, therefore holders of SLIC preferred stock will not be entitled to exercise appraisal rights with respect to such shares in connection with the First Merger.
A copy of Section 262 of the DGCL is attached as Annex D to this Statement. For additional information, please see “The Mergers — Appraisal Rights.”
Q:
What will SLIC stockholders receive in the Mergers?

A:
Each share of SLIC Common Stock issued and outstanding immediately prior to the First Effective Time, except for shares of SLIC Common Stock held by SLIC, PIF or any of their respective consolidated subsidiaries or shares of SLIC Common Stock the holders of which have properly demanded appraisal rights in compliance with the DGCL, will be converted into the right to receive, for each such share of SLIC Common Stock, in cash, the quotient of (i) the closing SLIC net asset value (“NAV”) (as calculated in accordance with the Merger Agreement) divided by (ii) the number of shares of SLIC Common Stock issued and outstanding immediately prior to the time the First Merger becomes effective (inclusive of shares of SLIC already held by PIF) (the “SLIC Per Share NAV”).

See “Description of the Merger Agreement — Merger Consideration” in this Statement for a full description of the determination of the Merger Consideration pursuant to the Merger Agreement.
Q:
What will happen to the outstanding shares of SLIC preferred stock in connection with the Mergers?

A:
Under the Merger Agreement, SLIC has agreed to redeem each outstanding share of SLIC preferred stock immediately prior to the First Effective Time in accordance with SLIC’s Charter (including its certificate of designation for the 12.0% Series A Cumulative Preferred Stock (“Series A Preferred Stock”)).

Q:
How much will PIF pay for SLIC and how will PIF pay the SLIC Per Share NAV?

A:
Assuming the Mergers were consummated on March 31, 2024, PIF would have paid approximately $561.4 million for the SLIC Common Stock, inclusive of transaction related expenses.

PIF intends to fund the Mergers using borrowings under its credit facilities and available cash.
Q:
Who is responsible for paying the expenses relating to completing the Mergers?

A:
In general, PIF and SLIC will equally bear the costs and expenses incurred in connection with the Mergers, whether or not the Mergers are consummated. Certain fees and expenses incurred in connection with the Mergers will be paid by the person incurring such fees and expenses, including PIF paying all filing fees in connection with any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and SLIC paying for all fees associated with the financial advisor to the SLIC Special Committee (as defined below). See “Description of the Merger Agreement — Expenses and Fees.” It is anticipated that PIF will bear expenses of approximately $1.0 million in connection with the Mergers, and SLIC will bear expenses of approximately $2.2 million in connection with the Mergers.

Q:
Will SLIC stockholders receive distributions after the Mergers?

A:
No. SLIC stockholders will only be entitled to receive distributions with respect to shares of SLIC Common Stock they held of record prior to the First Effective Time, as and if declared by the SLIC Board. On May 8, 2024, the SLIC Board declared a distribution to SLIC stockholders of record as of June 28, 2024 to be paid on July 25, 2024. Assuming the Mergers are not effective prior to June 28, 2024, such SLIC stockholders will be entitled to receive the distribution.

Additionally, SLIC will declare a final tax dividend for the period ending on the date the transactions contemplated by the Merger Agreement are consummated as required by law in order for SLIC to maintain is qualification as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for its final tax year.
Q:
Does PIF own any shares of SLIC capital stock?

A:
Yes. In connection with and substantially concurrently with the execution of the Merger Agreement, certain shares of SLIC (such shares, the “Purchased Shares”) were sold by an existing SLIC stockholder to PIF pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) at a purchase price per share that will equal the SLIC Per Share NAV and will be payable at the closing of the Mergers. As a result of this transaction, PIF owns 6,092,331.406 shares of SLIC Common Stock, or approximately 22.3% of SLIC Common Stock outstanding as of the close of business on May 24, 2024.

Q:
Are the Mergers subject to any third-party consents?

A:
Under the Merger Agreement, PIF and SLIC have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Mergers. SLIC and PIF intend to make a filing under the HSR Act in connection with the Mergers and other transactions contemplated by the Merger Agreement.

As of the date of this Statement, except pursuant to the HSR Act, PIF and SLIC believe that, subject to the satisfaction of certain conditions, they have obtained all necessary third-party consents. There can be no assurance, however, that should any additional permits, consents, approvals, confirmations or authorizations become applicable to the Mergers, that any such consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.
Q:
When do you expect to complete the Mergers?

A:
While there can be no assurance as to timing, or that the Mergers will be completed at all, PIF and SLIC currently expect to complete the Mergers in the third quarter of fiscal year 2024. Under the Merger Agreement, the First Merger will be completed following the satisfaction of the closing conditions set forth in the Merger Agreement, and the Second Merger will occur immediately after the First Merger is completed.

See “Description of the Merger Agreement — Conditions to Closing the Mergers” in this Statement for more information about the closing conditions set forth in the Merger Agreement.
Q:
Are the Mergers expected to be taxable to PIF stockholders?

A:
No. The Mergers are not expected to be a taxable event for PIF stockholders.

Q:
Are the Mergers expected to be taxable to SLIC stockholders?

A:
Yes. The receipt, in cash, of the SLIC Per Share NAV will be a taxable transaction for U.S. federal income tax purposes.

If you are a U.S. Holder (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers” in this Statement), you will generally recognize capital gain or loss equal to the difference, if any, between the aggregate amount of the SLIC Per Share NAV you receive in cash in the First Merger and your adjusted tax basis in your shares of SLIC Common Stock converted into the SLIC Per Share NAV in the First Merger. If you are a Non-U.S. Holder (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers” in this Statement), the receipt of the SLIC Per Share NAV in cash in exchange for SLIC Common Stock pursuant to the Mergers will generally not be taxable to you for U.S. federal income tax purposes unless you have certain connections to the United States or SLIC is or has been a USRPHC (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers” in this Statement) and certain other conditions are met.
You should read the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of certain material U.S. federal income tax consequences of the Mergers. SLIC stockholders should consult with their own tax advisors to determine the tax consequences of the Mergers to them.
Q:
What happens if the Mergers are not consummated?

A:
If the Mergers are not completed for any reason, SLIC’s stockholders will not receive any payment for their shares of SLIC Common Stock in connection with the Mergers. Instead, SLIC will remain an independent company. If the Merger Agreement is terminated under certain circumstances, SLIC may be obligated to pay or reimburse PIF for its transaction related expenses. See “Description of the Merger Agreement — Termination of the Merger Agreement.”

Q:
Did the SLIC Board receive an opinion from the financial advisor to the SLIC Special Committee (as defined below) regarding the per share cash consideration to be received by holders of SLIC Common Stock in the proposed transaction?

A:
Yes. For more information, see “The Mergers — Opinion of the SLIC Special Committee’s Financial Advisor”.

SUMMARY OF THE MERGERS
This summary highlights selected information contained elsewhere in this Statement and may not contain all of the information that is important to you. You should carefully read this entire Statement, including the other documents to which this Statement refers for a more complete understanding of the Mergers. In particular, you should read the annexes attached to this Statement, including the Merger Agreement, which is attached as Annex A to this Statement, as it is the legal document that governs the Mergers. See “Where You Can Find More Information.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 11.
The Parties to the Mergers
North Haven Private Income Fund LLC
1585 Broadway
New York, NY 10036
(212) 761-4000
PIF is a Delaware limited liability company formed on March 4, 2021 and structured as a non-diversified, externally managed specialty finance company focused on lending to middle-market companies. PIF has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, PIF has elected to be treated, and intends to comply with the requirements to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Code. PIF is a private, perpetual-life BDC, which is a BDC whose units are not listed for trading on a stock exchange or other securities market. The term “perpetual-life BDC” is used to describe an investment vehicle of indefinite duration whose units are intended to be sold monthly on a continuous basis at a price generally equal to its monthly NAV per unit.
PIF’s investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies in which private equity sponsors have a controlling equity stake in the portfolio company. For the purposes herein, “middle-market companies” refers to companies that, in general, generate annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) in the range of approximately $15 million to $200 million, although not all of PIF’s portfolio companies will meet this criterion.
PIF invests primarily in directly originated senior secured term loans including first lien senior secured term loans (including unitranche loans) and second lien senior secured term loans, with the balance of investments expected to be in higher-yielding assets such as mezzanine debt, unsecured debt, equity investments and other opportunistic asset purchases. Typical middle-market senior loans may be issued by middle-market companies in the context of leveraged buyouts (“LBO”) acquisitions, debt refinancings, recapitalizations, and other similar transactions. PIF generally expects its debt investments to have a stated term of five to eight years and typically to bear interest at a floating rate usually determined on the basis of a benchmark such as the Secured Overnight Financing Rate (“SOFR”). PIF also makes investments in traded bank loans and other liquid debt securities of U.S. corporate issuers, including broadly syndicated loans, which may provide more liquidity than its private credit investments, for cash management purposes, including to manage payment obligations under PIF’s unit repurchase program.
SL Investment Corp.
1585 Broadway
New York, NY 10036
(212) 761-4000
SLIC is a non-diversified, externally managed specialty finance company incorporated on August 24, 2020 focused on lending to middle-market companies. SLIC has elected to be regulated as a BDC under the 1940 Act. For U.S. federal income tax purposes, SLIC has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. SLIC is externally managed by the Adviser, an indirect, wholly owned subsidiary of Morgan Stanley. SLIC is not a subsidiary of, or consolidated with, Morgan Stanley.

SLIC’s investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies in which private equity sponsors have a controlling equity stake in the portfolio company. For the purposes herein, “middle-market companies” refers to companies that, in general, generate annual EBITDA in the range of approximately $15 million to $200 million, although not all of SLIC’s portfolio companies will meet this criterion.
SLIC invests primarily in directly originated senior secured term loans including first lien senior secured term loans (including unitranche loans) and to a lesser extent, second lien senior secured term loans, with the balance of its investments expected to be in higher-yielding assets such as mezzanine debt, unsecured debt, equity investments and other opportunistic asset purchases. Under normal market circumstances, SLIC expects that investments other than first lien senior secured term loans would not exceed 10% of its gross assets at the time of acquisition of any such investments. Typical middle-market senior loans may be issued by middle-market companies in the context of LBOs, acquisitions, debt refinancings, recapitalizations, and other similar transactions. SLIC generally expects its debt investments to have a stated term of five to eight years and typically to bear interest at a floating rate usually determined on the basis of a benchmark such as SOFR.
Cobalt Merger Sub Inc.
1585 Broadway
New York, NY 10036
(212) 761-4000
Merger Sub is a Delaware corporation and a newly formed, wholly owned subsidiary of PIF. Merger Sub was incorporated in connection with and for the sole purpose of the Mergers.
MS Capital Partners Adviser Inc.
1585 Broadway
New York, NY 10036
(212) 761-4000
The Adviser, an indirect, wholly owned subsidiary of Morgan Stanley, was established in 2007 and serves as the investment adviser for various funds, accounts and strategies, including the funds and accounts on the MS Private Credit platform1, including the other BDCs on the MS Private Credit platform, each with a similar investment strategy and investment objective as SLIC and PIF, each a MS BDC and, together with SLIC and PIF, the MS BDCs, and managed approximately $19.1 billion in committed capital2 as of May 1, 2024.
Merger Structure
Pursuant to the terms of the Merger Agreement, at the First Effective Time, Merger Sub will be merged with and into SLIC in accordance with the DGCL. SLIC will be the surviving company in the First Merger and will continue its existence as a corporation under the laws of the State of Delaware. As of the First Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the First Effective Time, at the effective time of the Second Merger (the “Second Effective Time”), in the Second Merger, SLIC will merge with and into PIF in accordance with the Delaware Limited Liability Company Act (the “DLLCA”) and the DGCL, with PIF as the surviving company. As of the Second Effective Time, the separate corporate existence of SLIC will cease and PIF will continue its existence as a limited liability company under the laws of the State of Delaware.

1
The private credit platform includes dedicated strategies targeting different credit products, asset yields and issuer sizes. These strategies include U.S. private credit (referred to herein as MS Private Credit), European private credit and tactical credit.

2
Committed capital is calculated as aggregate capital commitments received and total committed leverage within each of the funds or accounts with exception for funds past their investment period, where committed capital is calculated as invested capital.

At the First Effective Time, each share of SLIC Common Stock issued and outstanding immediately prior to the First Effective Time, except for shares of SLIC Common Stock held by SLIC, PIF or any of their respective consolidated subsidiaries (“Cancelled Shares”) or shares of SLIC Common Stock the holders of which have properly demanded appraisal rights in compliance with the DGCL (“Appraisal Shares”), will be converted into the right to receive, in cash, the SLIC Per Share NAV.
The Merger Agreement is attached as Annex A to this Statement and is incorporated by reference into this Statement. SLIC encourages its stockholders to read the Merger Agreement carefully and in its entirety, as it is the principal legal document governing the Mergers.
Merger Consideration
Pursuant to the Merger Agreement, each share of SLIC Common Stock outstanding immediately prior to the First Effective Time except for Cancelled Shares and Appraisal Shares, will be converted into the right to receive, in cash, without interest, the SLIC Per Share NAV (the “Merger Consideration”).
All shares of SLIC Common Stock converted into the right to receive the Merger Consideration will no longer be outstanding and will be cancelled and will cease to exist as of the First Effective Time, and each such share of SLIC Common Stock will thereafter represent only the right to receive the Merger Consideration.
At the Second Effective Time, by virtue of the Second Merger and without any action on the part of PIF or SLIC or the holder of any of the following securities, (i) each share SLIC Common Stock issued and outstanding as of immediately prior to the Second Effective Time will cease to exist and no consideration shall be exchanged for such shares and (ii) each Class S common unit of PIF (“Class S Units”) issued and outstanding immediately prior to the Second Effective Time will remain outstanding as an identical common unit of limited liability company interest of PIF.
Price of Securities
The SLIC Common Stock and PIF Class S Units are not listed on a national stock exchange.
The following table presents the NAV per share of SLIC Common Stock, as reported on March 31, 2024, the last NAV per share that has been determined before the execution of the Merger Agreement.
SLIC Common Stock
NAV per Share at March 31, 2024	$20.62
Risks Relating to the Proposed Mergers
The Mergers and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks.
•
Because the NAV of SLIC Common Stock may fluctuate, SLIC stockholders cannot be sure of the exact amount of the Merger Consideration they will receive until the Closing Date (as defined below in “Description of the Merger Agreement — Closing; Completion of the Proposed Mergers”).

•
If the Mergers do not close, neither PIF nor SLIC will benefit from the expenses incurred in its pursuit of the Mergers.

•
The termination of the Merger Agreement could negatively impact SLIC and PIF.

•
The Merger Agreement limits the ability of SLIC to pursue alternatives to the Mergers.

•
The First Merger is subject to closing conditions that, if not satisfied or waived, will result in the Mergers not being completed, which may result in material adverse consequences to SLIC’s or PIF’s business and operations.

•
SLIC will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.

•
The Merger Agreement contains provisions that could discourage or make it difficult for a third party to acquire SLIC prior to the completion of the proposed Mergers.

•
PIF and SLIC may, to the extent legally allowed, waive one or more conditions to the First Merger without resoliciting SLIC stockholder approval.

See the section captioned “Risk Factors — Risks Relating to the Mergers” below for a more detailed discussion of these factors.
Appraisal Rights
If the First Merger is consummated, SLIC stockholders (including beneficial owners of shares) who (1) do not consent to (pursuant to Section 228 of the DGCL) or vote in favor of the adoption of the Merger Agreement; (2) continuously hold their applicable shares of SLIC capital stock through the First Effective Time; (3) properly demand appraisal of their shares; (4) meet certain statutory requirements described in this Statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal will be entitled to seek appraisal of their shares of SLIC capital stock in connection with the First Merger under Section 262 of the DGCL if certain conditions set forth in Section 262(g) of the DGCL are satisfied. This means that these persons will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of SLIC capital stock, exclusive of any elements of value arising from the accomplishment or expectation of the First Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the First Merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the First Effective Time and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving company of the First Merger makes a voluntary cash payment to persons entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (y) interest theretofore accrued, unless paid at that time). The surviving company of the First Merger is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the Merger Consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.
Only a stockholder of record or a beneficial owner may submit a demand for appraisal. To exercise appraisal rights, such person must (1) submit a written demand for appraisal to SLIC before the vote is taken on the adoption of the Merger Agreement; (2) not consent to or vote in favor of the proposal to adopt the Merger Agreement; (3) continue to hold of record or own beneficially the subject shares of SLIC capital stock through the First Effective Time; and (4) strictly comply with all other procedures for exercising appraisal rights under the DGCL. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings with respect of SLIC unless certain conditions are satisfied by the persons seeking appraisal, as described further below. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in further detail in this Statement, which description is qualified in its entirety by Section 262 of the DGCL. Pursuant to Subsection (d)(1) of Section 262 of the DGCL, this Statement is to include either a copy of Section 262 of the DGCL or information directing the stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost. You may find a copy of Section 262 of the DGCL attached as Annex D to this Statement. In the event of any inconsistency between the information contained in this summary, this Statement, or any of the documents incorporated herein or therein by reference, and the actual text of Section 262 of the DGCL, the actual text of Section 262 of the DGCL controls. All references in Section 262 of the DGCL and in this summary to a “stockholder” are to the record holder of shares as to which appraisal rights are asserted, unless otherwise expressly noted herein.

All references in Section 262 of the DGCL and in this summary “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person, unless otherwise expressly noted.
Under the Merger Agreement, SLIC has agreed to redeem all outstanding shares of SLIC preferred stock effective as of immediately prior to the First Effective Time, therefore holders of SLIC preferred stock will not be entitled to exercise appraisal rights with respect to such shares in connection with the First Merger.
For more information, please see “The Mergers — Appraisal Rights.”
Certain Material U.S. Federal Income Tax Consequences of the Mergers
The receipt, in cash, of the Merger Consideration in exchange for SLIC Common Stock pursuant to the Mergers will be a taxable transaction for U.S. federal income tax purposes.
If you are a U.S. Holder (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers”), you will generally recognize capital gain or loss equal to the difference, if any, between the aggregate amount of the Merger Consideration you receive in the First Merger and your adjusted tax basis in your shares of SLIC Common Stock converted into the SLIC Per Share NAV in the First Merger. If you are a Non-U.S. Holder (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers”), the receipt of the Merger Consideration in exchange for SLIC Common Stock pursuant to the First Merger will generally not be taxable to you for U.S. federal income tax purposes unless you have certain connections to the United States or SLIC is or has been a USRPHC (as defined in the section entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers”) and certain other conditions are met.
You should read the section in this Statement entitled “Certain Material U.S. Federal Income Tax Consequences of the Mergers” for a more complete discussion of certain material U.S. federal income tax consequences of the Mergers. You are also encouraged to consult your own tax advisors regarding the consequences of the Mergers to you under U.S. federal, state, local and/or non-U.S. tax laws, in light of your particular circumstances.
Completion of the Mergers
As more fully described in this Statement and in the Merger Agreement, the completion of the First Merger is subject to a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Mergers to occur, see “Description of the Mergers — Conditions to the Closing of the Mergers.” While there can be no assurances as to the exact timing, or that the Mergers will be completed at all, PIF and SLIC currently expect to complete the Mergers in the third quarter of fiscal 2024. The Second Merger will occur immediately after the First Merger is completed.
Termination of the Mergers
The Merger Agreement includes restrictions on the ability of SLIC to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and the ability of SLIC to terminate to accept a SLIC Superior Proposal (as defined in and more fully described in the section entitled “Description of the Mergers — Termination of the Merger Agreement”), which could have the effect of discouraging such proposals from being made or pursued. In addition, the Merger Agreement also contains certain termination rights in favor of PIF and SLIC, including if the Mergers are not completed on or before May 28, 2025 or if the requisite approval of SLIC stockholders is not obtained.
Recommendation of the SLIC Board
After considering various factors described in this Statement under the caption, “The Merger —  Recommendation of the SLIC Board and Reasons for Recommendation of the Mergers,” the SLIC Board unanimously (a) determined that the transactions contemplated by the Merger Agreement, including the Mergers, are advisable and fair to, and in the best interests of, SLIC and its stockholders; (b) authorized and approved the execution, delivery, and performance of the Merger Agreement by SLIC and approved the Mergers; (c) recommended the adoption and approval of the Merger Agreement and the transactions contemplated by the Merger Agreement by SLIC’s stockholders and (d) directed that the Merger Agreement be submitted for consideration by SLIC’s stockholders by means of the Consent.
The SLIC Board unanimously recommends that SLIC stockholders consent to the Merger Proposal.
Prior to receipt of the required stockholder approval, under certain specified circumstances, the SLIC Board may withdraw or change the foregoing recommendation if the SLIC Board, including a majority of the SLIC Independent Directors, determines in good faith, after consultation with its outside legal counsel, that continued recommendation of the Merger Proposal would be reasonably likely to breach the standard of conduct applicable to the directors of SLIC under applicable law. However, the SLIC Board cannot withdraw or change the foregoing recommendation unless it complies with certain procedures in the Merger Agreement, including, but not limited to, providing PIF five days to make adjustments in the terms and conditions of the Merger Agreement (as described further in the section of this Statement captioned “The Merger Agreement — SLIC Takeover Proposal”). The termination of the Merger Agreement by PIF following the withdrawal by the SLIC Board of its recommendation that stockholders consent to the Merger Proposal will result in the payment by SLIC, subject to applicable law, of PIF’s out-of-pocket costs and expenses in connection with the negotiation or execution of the Merger Agreement or the evaluation or consummation of the transactions contemplated by the Merger Agreement. The termination of the Merger Agreement by SLIC following the SLIC Board’s authorization for SLIC to enter into a definitive agreement to consummate an alternative transaction contemplated by a superior transaction proposal will also result in the payment by SLIC of the above-described expense reimbursement. For more information, see “The Merger Agreement — SLIC Takeover Proposal.”
Reasons for the Recommendation of the Mergers
The SLIC Board consulted with SLIC’s management, the Adviser, as well as its legal and other advisors and considered numerous factors, including the unanimous recommendation of the committee composed of SLIC directors who are not “interested persons”, as defined in the 1940 Act (the “SLIC Independent Directors”), and determined that the First Merger is in SLIC’s best interests and the best interests of SLIC’s stockholders, and that SLIC stockholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Mergers.
Certain material factors considered by the SLIC Board and the committee composed of the SLIC Independent Directors (the “SLIC Special Committee”) as a group that favored the conclusion of the SLIC Board and the SLIC Special Committee that the First Merger is in SLIC’s best interests and the best interests of SLIC’s stockholders included, among others, that:
•
the First Merger provides an efficient exit strategy for SLIC as the end of its investment period is October 9, 2024;

•
the First Merger allows SLIC stockholders to receive cash for their investment in one lump sum (as opposed to over time);

•
the First Merger avoids other exit alternatives that are not viable or less attractive to SLIC stockholders; and

•
the opinion of Keefe, Bruyette & Woods, Inc. (“KBW”), financial advisor to the SLIC Special Committee (see “The Mergers — Opinion of the SLIC Special Committee’s Financial Advisor”).

The foregoing list does not include all the factors that the SLIC Board considered in approving the Mergers and the Merger Agreement and in recommending that SLIC stockholders adopt and approve the Mergers and the Merger Agreement.
For a further discussion of the material factors considered by the SLIC Board, see “The Mergers — Reasons for the Recommendation of the Mergers.”
Each holder of SLIC Common Stock issued and outstanding immediately prior to the First Effective Time that does not vote or consent to approve the Mergers, or otherwise waive their rights, will be entitled to exercise appraisal rights under Section 262 of the DGCL. Appraisal rights are not applicable to the shares of SLIC Common Stock purchased by PIF prior to entry into the Merger Agreement.

RISK FACTORS
In addition to the other information included in this document, stockholders should carefully consider the matters described below as well as the risk factors described in SLIC’s filings with the Securities and Exchange Commission (“SEC”). The risks set out below are not the only risks SLIC faces and additional risks and uncertainties not currently known to SLIC or that are currently deemed to be immaterial may also materially adversely affect SLIC’s business, financial condition or operating results. If any of the following events occur, SLIC’s business, financial condition or results of operations could be materially adversely affected. See also “Where You Can Find More Information” in the Statement.
Risks Relating to the Mergers
Because the NAV per share of SLIC Common Stock may fluctuate, stockholders cannot be sure of the exact amount of the Merger Consideration they will receive until the Closing Date.
The exact amount of the Merger Consideration may vary from the NAV per share of the SLIC Common Stock on the date the Mergers were announced, on the date that this Statement was made available to stockholders and on the date the Mergers are completed. Any change in the NAV per share of SLIC Common Stock prior to completion of the Mergers will affect the amount of Merger Consideration that SLIC stockholders will receive and that PIF will pay upon completion of the Mergers.
PIF is not permitted to terminate the Merger Agreement because of changes in the NAV per share of SLIC Common Stock.
Changes in the NAV per share of SLIC Common Stock may result from a variety of factors, including, among other things:
•
changes in the business, operations or prospects of SLIC;

•
the financial condition of current or prospective portfolio companies of SLIC; and

•
interest rates or general market or economic conditions.

See “Special Note Regarding Forward-Looking Statements” for other factors that could cause the NAV per share of SLIC Common Stock to change. These factors are generally beyond the control of SLIC.
If the Mergers do not close, neither PIF nor SLIC will benefit from the expenses incurred in its pursuit.
The Mergers may not be completed. If the Mergers are not completed, PIF and SLIC will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Mergers for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Mergers are not completed.
The termination of the Merger Agreement could negatively impact SLIC and PIF.
If the Merger Agreement is terminated, there may be various consequences, including:
•
SLIC’s and PIF’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Mergers, without realizing any of the anticipated benefits of completing the Mergers;

•
in the case of SLIC, it may not be able to find a party willing to pay an equivalent or more attractive price than the price PIF agreed to pay in the Mergers; and

•
in the case of SLIC, if it is not able to effect a Liquidity Event (as defined below), it will be obligated to use its best efforts to wind down and/or liquidate and dissolve.

The Merger Agreement limits the ability of SLIC to pursue alternatives to the Mergers.
The Merger Agreement prohibits SLIC from soliciting alternatives to the Mergers and imposes limitations on SLIC’s ability to respond to and negotiate unsolicited proposals received from third parties.

These provisions, which are typical for transactions of this type, might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of SLIC from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share price than that proposed in the Mergers or might result in a potential competing acquiror proposing to pay a lower per share price to acquire SLIC than it might otherwise have proposed to pay.
The Mergers are subject to closing conditions that, if not satisfied or waived, will result in the Mergers not being completed, which may result in material adverse consequences to SLIC’s and PIF’s business and operations.
The Mergers are subject to closing conditions, including certain approvals of the SLIC stockholders, that, if not satisfied, will prevent the Mergers from being completed. In addition to the required approvals of SLIC’s stockholders, the Mergers are subject to a number of other conditions beyond SLIC’s and PIF’s control that may prevent, delay or otherwise materially adversely affect its completion. Neither SLIC nor PIF can predict whether and when these other conditions will be satisfied.
SLIC and PIF will be subject to operational uncertainties and contractual restrictions while the Mergers are pending.
Uncertainty about the effect of the Mergers may have an adverse effect on SLIC and PIF and, consequently, on the combined company following completion of the Mergers. These uncertainties may cause those that deal with PIF and SLIC to seek to change their existing business relationships with PIF and SLIC, respectively. In addition, the Merger Agreement restricts SLIC from taking actions that they might otherwise consider to be in their best interests. These restrictions may prevent SLIC from pursuing certain business opportunities that may arise prior to the completion of the Mergers. Please see the section entitled “Description of the Merger Agreement — Conduct of Business Pending Completion of the Merger” for a description of the restrictive covenants to which SLIC is subject.
PIF and SLIC may waive one or more conditions to the Mergers without resoliciting stockholder approval.
Certain conditions to PIF’s and SLIC’s obligations to complete the Mergers may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of PIF and SLIC. In the event that any such waiver does not require re-solicitation of stockholders, the parties to the Merger Agreement will have the discretion to complete the Mergers without seeking further stockholder approval. The conditions requiring the Merger Proposal be approved by SLIC’s stockholders, however, cannot be waived.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Statement contains statements that constitute forward-looking statements, which relate to SLIC or, following the Mergers, the combined company, regarding future events or the future performance or future financial condition of SLIC. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about SLIC, its industry and its beliefs and assumptions. The forward-looking statements contained in this Statement involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:
•
the ability of the parties to consummate the Mergers described in this Statement on the expected timeline, or at all;

•
the ability to realize the anticipated benefits of the proposed Merger;

•
the effects of disruption on the business of SLIC from the proposed Merger;

•
any decision by SLIC to pursue continued operations;

•
any potential termination of the Merger Agreement or action of SLIC stockholders with respect to any proposed transaction;

•
the pursuit by SLIC of a liquidation or an alternative transaction upon the termination of the Merger Agreement;

•
changes in SLIC’s NAV in the future;

•
SLIC’s business prospects and the prospects of its portfolio companies;

•
the effect of investments that SLIC expects to make and the competition for those investments;

•
SLIC’s contractual arrangements and relationships with third parties;

•
actual and potential conflicts of interest with the Adviser and other affiliates of the Adviser;

•
the ability of SLIC’s portfolio companies to achieve their objectives;

•
the adequacy of financing sources and working capital;

•
general economic and political trends and other external factors;

•
the ability of the Adviser to locate suitable investments for SLIC, as applicable, and to monitor and administer its investments;

•
the ability of the Adviser or its affiliates to attract and retain highly talented professionals;

•
SLIC’s ability to qualify and maintain its qualifications as a RIC and as a BDC;

•
the impact on SLIC’s business of Dodd-Frank (as defined below) and the rules and regulations issued thereunder and any actions toward repeal thereof; and

•
the effect of changes to tax legislation and SLIC’s respective tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this Statement involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors”, in “Item 1A. Risk Factors” in Part I of PIF’s Annual Report on Form 10-K (File No. 814-01489) for the fiscal year ended December 31, 2023, in “Item 1A. Risk Factors” in Part I of SLIC’s Annual Report on Form 10-K (File No. 814-01366) for the fiscal year ended December 31, 2023 and elsewhere in its filings with the SEC.
The forward-looking statements included in this Statement are based on information available on the date of this Statement. Actual results could differ materially from those anticipated in any forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that PIF or SLIC may make directly to you or through reports that each has filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This Statement contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. PIF and SLIC have not independently verified such statistics or data.
You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this Statement, any prospectus supplement or in periodic reports PIF or SLIC file under the Exchange Act.

THE MERGERS
The discussion in this Statement, which includes the material terms of the Mergers and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this Statement.
General Description of the Mergers
Pursuant to the terms of the Merger Agreement, at the First Effective Time, Merger Sub will be merged with and into SLIC. SLIC will be the surviving company and will continue its existence as a corporation under the laws of the State of Delaware. As of the First Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the First Effective Time, in the Second Merger, SLIC will merge with and into PIF in accordance with the DGCL and the DLLCA, with PIF as the surviving entity.
Subject to the terms and conditions of the Merger Agreement, at the First Effective Time, each share of SLIC Common Stock issued and outstanding immediately prior to the First Effective Time will be converted into the right to receive, in cash, the SLIC Per Share NAV.
Background of the Merger
In connection with the private placement of its securities, SLIC disclosed to investors that it may draw down capital commitments to make investments or pay expenses at any time through October 9, 2024, the third-year anniversary of the initial closing plus the one-year extension that was exercised by the Adviser, and at the end of the investment period, SLIC expects to distribute the net proceeds from the repayment or disposition of portfolio company investments made by SLIC to its stockholders. SLIC also disclosed to its investors that it may pursue a Liquidity Event (as defined below) within seven years of the initial closing, subject to an extension for an additional one year period in the discretion of the Adviser, and that if it has not consummated a Liquidity Event within seven years of the commencement of operations (the “Term”), the SLIC Board (to the extent consistent with its fiduciary duties) would use its commercially reasonable efforts to wind down or liquidate and dissolve SLIC.
SLIC defines a “Liquidity Event” as the sale of all or substantially all of its assets to, or other liquidity event with, another entity or a transaction or series of transactions, including by way of merger, consolidation, recapitalization, reorganization, or sale of stock in each case for consideration of either cash and/or publicly listed securities of the acquirer, in each case subject to any stockholder approvals and any applicable requirements of the 1940 Act. SLIC disclosed to its investors that it did not intend to target a quotation or listing of its common stock on a national securities exchange, including an initial public offering.
The SLIC Board regularly reviews the long-term strategic plan of SLIC with the goal of maximizing stockholder value. As part of such review, management of SLIC discusses the plans and expectations of investors in SLIC with its stockholders, including in connection with the upcoming end of SLIC’s investment period. As part of such discussions, SLIC management learned that stockholders of SLIC would be interested in a Liquidity Event that would result in SLIC stockholders receiving the then-current NAV of SLIC.
On May 2, 2024, the SLIC Board held a special meeting, and representatives of the Adviser, Dechert LLP, legal counsel to SLIC (“Dechert”), and Stradley, Ronon, Stevens & Young, LLP, legal counsel to the SLIC Independent Directors (“Stradley”), were also in attendance. Management of SLIC discussed SLIC’s current goals and noted that SLIC’s investment period would end in October 2024 and discussed the effects of the end of the investment period and the implications for SLIC and its stockholders. SLIC’s management discussed the various alternatives for a Liquidity Event and the process by which it was anticipated that the SLIC Board would expect to evaluate potential Liquidity Event alternatives, including evaluation of the consideration to be received by SLIC stockholders together with the liquidity to be provided to SLIC stockholders of such consideration in order to reach an overall assessment. SLIC management also summarized discussions with SLIC stockholders regarding the stockholders’ expectations for a Liquidity Event, if any, including the SLIC stockholders’ positive inclinations toward a Liquidity Event that would result in SLIC stockholders receiving cash in an amount equal to the then-current NAV of such SLIC Common Stock.

Prior to the May 2, 2024 meeting, the SLIC Independent Directors, acting effectively as a special committee of the SLIC Board, had requested that representatives of the Adviser reach out on behalf of the SLIC Independent Directors to investment banks with the qualifications and experience necessary to act as a financial advisor to the SLIC Independent Directors in evaluating Liquidity Event alternatives and to evaluate the appropriateness of engaging any such bank to serve as a financial advisor to the SLIC Independent Directors. Management of SLIC, on behalf of the SLIC Independent Directors, held discussions with various investment banks, including KBW, to potentially act as a financial advisor to a to-be-formed special committee of the SLIC Board comprised of the SLIC Independent Directors, in connection with the evaluation of the various alternatives for a Liquidity Event.
Representatives of KBW were invited to join the May 2, 2024 meeting to provide the SLIC Independent Directors with an overview of KBW’s experience with transactions involving business development companies, including mergers of business development companies, and other matters relating to KBW’s potential engagement as financial advisor and to respond to questions from the SLIC Independent Directors. After evaluating the qualifications of KBW, including its relationships with relevant parties, the SLIC Independent Directors authorized the officers of SLIC as well as the personnel of the Adviser to negotiate the engagement of KBW as a financial advisor to the SLIC Independent Directors, acting as a committee of the SLIC Board. Subsequent to the meeting, KBW was retained to act as the financial advisor to a to-be-formed committee of the SLIC Board to be comprised of the SLIC Independent Directors.
On May 8, 2024, the SLIC Board held a special meeting at which representatives of the Adviser, Dechert, Stradley and KBW were also in attendance. At this meeting, representatives of KBW reviewed with the SLIC Independent Directors various alternatives for a Liquidity Event, including a merger with PIF, as well as certain preliminary considerations associated with each of the alternatives.
In addition, the SLIC Board identified and discussed potential conflicts of interests related to a merger of SLIC and PIF. Representatives of Dechert also reviewed with the members of the SLIC Board the fiduciary duties and statutory standards of conduct applicable to them as directors, the requirements of Rule 17a-8 of the 1940 Act, and regulatory, tax and corporate matters relevant to a merger of SLIC and PIF.
Following the presentations, the SLIC Independent Directors met in executive session with representatives of Stradley to discuss the information presented. The SLIC Board then agreed to further investigate and consider a merger between SLIC and PIF and authorized and instructed the SLIC officers and the Adviser to work with KBW (as the financial advisor to the to-be-formed committee of the SLIC Board to be comprised of the SLIC Independent Directors) to do so.
On May 17, 2024, the SLIC Board held a meeting to analyze the potential for a merger between PIF and SLIC. Representatives of the Adviser, Dechert, and Stradley were also in attendance, and representatives of KBW also participated in a portion of the meeting of the SLIC Board.
At the meeting, the SLIC Independent Directors discussed with representatives of KBW various financial considerations related to a merger with PIF. Representatives of KBW discussed recent market developments and potential benefits and considerations of the Liquidity Event alternatives. The SLIC Independent Directors discussed with both the KBW representatives and the Adviser considerations and questions from the SLIC Independent Directors related to a potential merger with PIF. Management of SLIC reviewed and discussed various considerations related to a merger with PIF and reviewed materials circulated to the committee for the meeting regarding the proposed timeline for the Mergers. Members of management also discussed with the SLIC Board various pricing mechanics in connection with an all-cash merger. Representatives of Dechert reviewed a draft of a Merger Agreement that had been included in the materials circulated to the SLIC Independent Directors for the meeting and summarized the material terms of the agreement. Representatives of Dechert also noted that the Merger Agreement did not include a termination fee, which is customary in such agreements, which would permit third parties to submit proposals for a potential acquisition of SLIC. The SLIC Independent Directors also met separately with Stradley to consider and discuss Liquidity Event alternatives. Following such discussions, the SLIC Independent Directors determined to continue to pursue a potential merger with PIF and provided instructions to the Adviser, KBW and Dechert.
On May 24, 2024, the SLIC Board held a meeting. Representatives of the Adviser, Dechert, and Stradley were also in attendance, along with representatives of KBW for a portion of the meeting. The

SLIC Board determined to form a special committee effective immediately comprised solely of the SLIC Independent Directors (the “SLIC Special Committee”). The SLIC Board then recessed for a meeting of the SLIC Special Committee. Representatives of KBW reviewed with the SLIC Special Committee the financial aspects of the proposed transaction on a preliminary basis and responded to questions from the members of the SLIC Special Committee. The full SLIC Board then reconvened. The SLIC Board discussed the potential acquisition of SLIC shares by PIF from an existing stockholder pursuant to the Securities Purchase Agreement. After discussion, the SLIC Board authorized SLIC to consent to the acquisition.
Subsequent to the meeting, the SLIC Special Committee communicated separately with Stradley regarding various matters related to the Mergers, including provisions of the Merger Agreement. Dechert incorporated comments received into a revised draft of the Merger Agreement and circulated to all of the members of the board of directors of PIF (the “PIF Board”) and SLIC Board in advance of meetings on May 28, 2024.
On May 28, 2024, the SLIC Board and SLIC Special Committee held a meeting. Representatives of the Adviser, Dechert, and Stradley were also in attendance, along with representatives of KBW. At the meeting, representatives of Dechert reviewed with the SLIC Special Committee the revised draft of the Merger Agreement that had been circulated prior to the meeting and its material provisions and also reviewed with the directors their fiduciary duties and statutory standards of conduct as directors, the requirements of Rule 17a-8 of the 1940 Act, and tax, regulatory, and corporate matters.
KBW then reviewed with the SLIC Special Committee the financial aspects of the potential transaction. At the meeting, KBW rendered its opinion to the SLIC Special Committee, and, at the request of the SLIC Special Committee, the SLIC Board, which opinion was initially rendered verbally and subsequently confirmed in a written opinion, dated May 28, 2024, to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the per share cash consideration to be received by holders of SLIC Common Stock in the First Merger and related purchase of Purchased Shares, taken together, was fair, from a financial point of view, to the holders of SLIC Common Stock, collectively as a group, as more fully described in the section entitled “— Opinion of the SLIC Special Committee’s Financial Advisor” beginning on page 20. For purposes of its analyses and its opinion, KBW assumed that the closing SLIC NAV would be $560.35 million and the number of shares of SLIC Common Stock issued and outstanding as of the Determination Date (as defined below) would be 27.28 million, and that, as a result of the foregoing, the per share cash consideration to be received by holders of SLIC Common Stock in the First Merger and related purchase of Purchased Shares would be $20.54. Following discussion of the foregoing matters and other matters presented, the SLIC Special Committee unanimously determined that the Merger Agreement, the First Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of SLIC and recommended the Merger Agreement, the First Merger and the other transactions contemplated by the Merger Agreement to the SLIC Board. Thereafter, the full SLIC Board convened. Based in part upon the unanimous recommendation of the SLIC Special Committee, the SLIC Board, including the SLIC Independent Directors, unanimously (1) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the terms of the Mergers, are advisable and in the best interests of SLIC and SLIC’s stockholders, (2) determined that the interests of existing SLIC stockholders would not be diluted for purposes of Rule 17a-8 under the 1940 Act as a result of the transactions contemplated by the Merger Agreement, including the Mergers and (3) recommended that the Merger Agreement and the transactions contemplated thereby, including the Mergers, be adopted and approved by the SLIC stockholders.
Following the May 28, 2024 meeting of the SLIC Board, PIF, SLIC, Merger Sub and the Adviser executed and delivered the Merger Agreement. PIF and SLIC issued a press release announcing the execution of the Merger Agreement on May 28, 2024.
SLIC Board Recommendation and Reasons for the Recommendation of the Mergers
Recommendation of the SLIC Board
After considering various factors described in this Statement under the caption, “The Merger — Recommendation of the SLIC Board and Reasons for Recommendation of the Mergers,” the SLIC Board

unanimously (a) determined that the transactions contemplated by the Merger Agreement, including the Mergers, are advisable and fair to, and in the best interests of, SLIC and its stockholders; (b) authorized and approved the execution, delivery, and performance of the Merger Agreement by SLIC and approved the Mergers; (c) recommended the adoption and approval of the Merger Agreement and the transactions contemplated by the Merger Agreement by SLIC’s stockholders and (d) directed that the Merger Agreement be submitted for consideration by SLIC’s stockholders by means of the Consent.
The SLIC Board unanimously recommends that SLIC stockholders consent to the Merger Proposal.
Reasons for the Recommendation of the Mergers
At SLIC Board meetings, the SLIC Board, including the SLIC Independent Directors, considered various alternatives for a Liquidity Event. Each of the SLIC Board and the SLIC Independent Directors (in their capacity as such prior to formation of the SLIC Special Committee and, following formation of the SLIC Special Committee in their capacity as members of the SLIC Special Committee) sought to complete a careful, methodical process to evaluate potential Liquidity Event options by evaluating, among other things, the value created through each Liquidity Event transaction, and the degree of liquidity provided by each Liquidity Event alternative in order to make an overall assessment of the value to SLIC stockholders of each Liquidity Event considered. In connection with its consideration of the Mergers, the SLIC Independent Directors requested and the Adviser provided information regarding the proposed Mergers, PIF, and the anticipated effects of the Mergers on SLIC and its stockholders. Over the course of its review of the materials and information provided and its consideration of the Mergers, the SLIC Board, including the SLIC Special Committee, consulted with SLIC’s management, the Adviser and SLIC’s legal advisors. In addition, the SLIC Independent Directors were advised by Stradley, their independent legal counsel under the 1940 Act, and the SLIC Special Committee was advised by KBW, its outside financial advisor. The SLIC Board and the SLIC Special Committee considered the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties and statutory standards of conduct under state and federal law in approving the Mergers and the conflicts of interest presented by the transactions provided for in the Merger Agreement. The SLIC Board considered numerous factors, including the ones described below, in connection with its consideration and approval of the Mergers. On May 28, 2024, the SLIC Board, including all of the SLIC Independent Directors, unanimously determined that the Merger is in the best interests of SLIC and in the best interests of SLIC’s stockholders, and that SLIC stockholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Mergers.
In considering the Mergers, the SLIC Board, with the participation throughout of the SLIC Independent Directors, as a group and as members of the SLIC Special Committee, reviewed the ability of PIF to obtain appropriate financing to fund payment of the Merger Consideration. In addition, the SLIC Board, including the SLIC Independent Directors as a group, reviewed comprehensive information regarding the anticipated benefits and possible risks to SLIC as a result of the Mergers.
The SLIC Board and the SLIC Special Committee weighed various benefits and risks in considering the First Merger. Some of the material factors considered by the SLIC Board, including the SLIC Independent Directors as a group and as members of the SLIC Special Committee, with respect to the First Merger, that assisted it in concluding that the Mergers are in the best interests of SLIC and its stockholders included, among others:
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Financial Terms of the Merger Agreement.   The SLIC Board and the SLIC Special Committee considered the financial terms of the Merger Agreement, including that each share of SLIC Common Stock issued and outstanding at the First Effective Time will receive an amount of cash equal to the SLIC Per Share NAV, which provides immediate liquidity and certainty of value to the SLIC stockholders.

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Liquidity Alternatives.   The SLIC Board and SLIC Special Committee considered that the First Merger provides an efficient exit strategy for SLIC as the end of the investment period is October 9, 2024. The SLIC Board and SLIC Special Committee considered the results of the thorough review of strategic alternatives, including that the liquidation of SLIC, which due to the illiquid nature of SLIC’s assets as well as fixed costs associated with regulatory compliance as a BDC would be costly and time-consuming.

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Terms of the Merger Agreement.   The SLIC Board and SLIC Special Committee considered the terms and conditions of the Merger Agreement and the course of negotiations thereof, including that the Mergers are conditioned upon approval of SLIC stockholders. The Board also considered that the Merger Agreement permits, subject to certain customary conditions, SLIC to evaluate and receive certain superior proposals at any time prior to obtaining the requisite SLIC stockholder approval.

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Opinion of Financial Advisor.   The SLIC Board and the SLIC Special Committee considered an opinion, dated May 28, 2024, of KBW to the SLIC Special Committee and, at the request of the SLIC Special Committee, the SLIC Board as to the fairness, from a financial point of view and as of the date of the opinion, to holders of SLIC Common Stock, collectively as a group, of the per share cash consideration to be received by holders of SLIC Common Stock in the First Merger and related purchase of Purchased Shares, taken together, as more fully described below in the section entitled “— Opinion of the SLIC Special Committee’s Financial Advisor.”

In the course of its deliberations, The SLIC Board and the SLIC Special Committee also considered a variety of risks and other potentially negative factors, including among others, the following (which are not in any relative order of importance):
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Failure to Close.   It is possible that the Mergers may not be completed or that completion may be unduly delayed for reasons beyond the control of SLIC or PIF

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Management Diversion.   It is possible that the attention of management may be diverted during the period prior to completion of the Mergers, which may adversely affect SLIC’s business.

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Conflicts of Interest.   The existing relationship between PIF and SLIC, each of which are advised by the Adviser, and the potential conflicts of interest in connection with the Mergers.

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Restrictions on Conduct of Business.   The restrictions on the conduct of SLIC’s business prior to completion of the Mergers, requiring SLIC to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent SLIC from undertaking business opportunities that may arise pending completion of the Mergers.

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Restrictions on Superior Proposals.   The Merger Agreement includes restrictions on the ability of SLIC to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions (as more fully described in the section entitled “Description of the Merger Agreement — Additional Agreements” beginning on page 41), which could have the effect of discouraging such proposals from being made or pursued.

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Expenses Associated with the Mergers.   In general, SLIC will be responsible for the expenses incurred by SLIC in connection with the Mergers and the completion of the transactions contemplated by the Merger Agreement, whether or not the Mergers are consummated.

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Tax Consequences.   As a result of the all-cash Merger Consideration, the Mergers are generally expected to be a taxable transaction to SLIC’s stockholders for U.S. federal income tax purposes.

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Other Risks.   There are various other risks associated with the Mergers and the business of SLIC and the combined company described in the section entitled “Risk Factors” beginning on page 11 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 13.

This discussion of the information and factors that the SLIC Board and the SLIC Special Committee considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the SLIC Board and the SLIC Special Committee. Because of the wide variety of factors considered in connection with its evaluation of the Mergers and Merger Agreement and the complexity of those matters, the SLIC Board and the SLIC Special Committee did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the SLIC Board may have given different weights to different factors.
The SLIC Special Committee consulted with KBW, as its financial advisor, in evaluating the financial terms of the Mergers. In addition, the SLIC Board relied on its legal advisors for legal analysis in connection with the Mergers.

The SLIC Board and the SLIC Special Committee considered all of these factors and others as a whole and, on balance, determined the Mergers to be in the best interests of SLIC and SLIC’s stockholders and unanimously approved the Mergers and the Merger Agreement.
Opinion of the SLIC Special Committee’s Financial Advisor
The SLIC Special Committee engaged KBW to render financial advisory and investment banking services to the SLIC Special Committee, including an opinion to the SLIC Special Committee and, as requested by the SLIC Special Committee, the SLIC Board, as to the fairness, from a financial point of view, to the holders of SLIC Common Stock, collectively as a group, of the per share cash consideration to be received by such holders (the “SLIC Per Share NAV Consideration”) in the transaction. The SLIC Special Committee selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the proposed transaction.
As part of its engagement, representatives of KBW attended the meeting of the SLIC Special Committee and the SLIC Board held on May 28, 2024 at which the SLIC Special Committee and the SLIC Board evaluated the proposed transaction. At this meeting, KBW reviewed the financial aspects of the proposed transaction and rendered an opinion to the SLIC Special Committee and the SLIC Board to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the SLIC Per Share NAV Consideration in the First Merger and related purchase of the Purchased Shares, taken together, was fair, from a financial point of view, to the holders of SLIC Common Stock, collectively as a group. The SLIC Board, upon recommendation of the SLIC Special Committee, approved the Merger Agreement at this meeting.
The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex B to this Statement and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.
KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the SLIC Special Committee (in its capacity as such) and, as requested by the SLIC Special Committee, the SLIC Board in connection with their respective consideration of the financial terms of the transaction. The opinion addressed only the fairness, from a financial point of view, of the SLIC Per Share NAV Consideration in the transaction to the holders of SLIC Common Stock, collectively as a group. It did not address the underlying business decision of SLIC to engage in the transaction or enter into the Merger Agreement or constitute a recommendation to the SLIC Special Committee or the SLIC Board in connection with the transaction, and it does not constitute a recommendation to any holder of SLIC Common Stock as to how to vote or act in connection with the transaction or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’, affiliates’ or other agreement with respect to the transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.
KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.
At the direction of SLIC and with the consent of the SLIC Special Committee, KBW assumed, without independent verification, for purposes of its analyses and opinion, that the closing SLIC NAV would be $560.35 million and the number of shares of SLIC Common Stock issued and outstanding as of the Determination Date would be 27.28 million, and that, as a result of the foregoing, the SLIC Per Share NAV Consideration would be $20.54.
In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of SLIC and bearing upon the transaction, including, among other things:
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a draft of the Merger Agreement, dated May 24, 2024 (the most recent draft then made available to KBW);

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a draft of the Securities Purchase Agreement dated May 24, 2024 (the most recent draft then made available to KBW);

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the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2023 of SLIC;

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the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 of SLIC;

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certain other interim reports and other communications of SLIC to its stockholders; and

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other financial information concerning the business and operations of SLIC that was furnished to KBW by SLIC or which KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:
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the historical and current financial position and results of operations of SLIC;

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the assets and liabilities of SLIC;

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the nature and terms of certain other merger transactions and business combinations in the business development company industry;

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a comparison of certain financial information for SLIC with similar information for certain other companies, the securities of which are publicly traded; and

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financial and operating forecasts and projections of SLIC that were prepared and discussed with KBW by SLIC management (comprised solely of investment professionals employed by the Adviser acting as SLIC management) and used and relied upon by KBW based on such discussions, at the direction of SLIC and with the consent of the SLIC Special Committee.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the business development company industry generally. KBW also participated in discussions with investment professionals employed by the Adviser acting as SLIC management regarding the past and current business operations, regulatory relations, financial condition and future prospects of SLIC and such other matters as KBW deemed relevant to its inquiry. KBW was not requested to assist, and did not assist, the SLIC Special Committee and SLIC with soliciting indications of interest from third parties regarding a potential transaction with SLIC.
In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with KBW or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied, with the consent of SLIC and the SLIC Special Committee, upon SLIC management (comprised solely of investment professionals employed by the Adviser acting as SLIC management) as to the reasonableness and achievability of the financial and operating forecasts and projections of SLIC referred to above (and the assumptions and bases therefor), and KBW assumed that all such forecasts and projections were reasonably prepared and represented the best currently available estimates and judgments of SLIC management.
It is understood that the forecasts and projections provided to KBW and used and relied upon by KBW were not prepared with the expectation of public disclosure and that all of the foregoing financial information was based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof. KBW assumed, based on discussions with investment professionals employed by the Adviser acting as SLIC management, and with the consent of SLIC and the SLIC Special Committee, that all such information provided a reasonable basis upon which KBW could form its opinion, and KBW expressed no view as to any such information or the assumptions or bases therefor. Among other things, the financial and operating forecasts and projections of SLIC referred to above assumed an orderly wind down scenario ending in 2028 given SLIC’s publicly disclosed intentions to pursue a Liquidity Event before the end of its term. KBW was not provided with financial and operating forecasts and projections of SLIC that assume no wind down or that extend beyond 2028 and, accordingly and at the direction of SLIC and with the consent of the SLIC Special Committee, KBW did not perform a dividend discount model analysis of SLIC that assumed no wind down.
KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of SLIC since the date of the last financial statements that were made available to KBW. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of SLIC, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of SLIC or PIF under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. KBW expressed no view as to the value of any investment asset owned by SLIC that was used in connection with the net asset value computations made by SLIC or the valuation policies and procedures of SLIC in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as KBW’s view of the actual value of any companies or assets.
KBW assumed, in all respects material to its analyses, the following:
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the transaction and any related transactions would be completed substantially in accordance with the terms set forth in the Merger Agreement and the Securities Purchase Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the drafts reviewed by KBW and referred to above), with no adjustments to the SLIC Per Share NAV Consideration assumed for purposes of its opinion and with no other consideration or payments in respect of SLIC Common Stock;

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the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement were true and correct;

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each party to the Merger Agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

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there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the transaction or any related transactions and all conditions to the completion of the transaction and any related transactions would be satisfied without any waivers or modifications to the Merger Agreement or any of the related documents; and

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in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of SLIC or the transaction.

KBW assumed that the transaction would be consummated in a manner that complies with all applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of SLIC that SLIC relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to SLIC, PIF, Merger Sub, the transaction and any related transaction, and the Merger Agreement. KBW did not provide advice with respect to any such matters.
KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, of the SLIC Per Share NAV Consideration in the transaction to the holders of SLIC Common

Stock, collectively as a group, without regard to any potentially disparate treatment that the selling stockholder of the Purchased Shares may receive pursuant to the Securities Purchase Agreement or otherwise or the individual circumstances of such selling stockholder or any other specific holders of SLIC Common Stock with respect to control, voting or other rights or aspects which may distinguish such holders. KBW expressed no view or opinion as to any other terms or aspects of the transaction or any term or aspect of any related transaction (including the termination of the SLIC Advisory Agreement and the SLIC Administration Agreement (each as defined in the Merger Agreement) at the First Effective Time or the Second Merger of SLIC with and into PIF immediately following the First Merger and such terminations), including without limitation, the form or structure of the transaction or any such related transaction, the treatment of outstanding preferred stock of SLIC to be redeemed prior to the closing of the transaction, any consequences of the transaction or any related transaction to SLIC, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the transaction, any such related transaction, or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of the opinion and the information made available to KBW through the date of the opinion. There has been significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. Developments subsequent to the date of KBW’s opinion may have affected and may affect the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW expressed no view or opinion as to any changes after the date of its opinion to the closing SLIC NAV, the number of shares of SLIC Common Stock issued and outstanding as of the Determination Date or the SLIC Per Share NAV Consideration from the respective amounts thereof that KBW was directed to assume for purposes of its analyses and opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:
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the underlying business decision of SLIC to engage in the transaction or enter into the Merger Agreement;

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the relative merits of the transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by SLIC, the SLIC Special Committee or the SLIC Board;

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the fairness of the amount or nature of any compensation to any of SLIC’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of SLIC Common Stock;

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the effect of the transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of SLIC (other than the holders of SLIC Common Stock, collectively as a group, solely with respect to the SLIC Per Share NAV Consideration (as described in KBW’s opinion) and not relative to the consideration to be received by holders of outstanding preferred stock of SLIC or any other class of securities);

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any fees payable by SLIC to the Adviser for investment advisory and management services;

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whether PIF has sufficient cash, available lines of credit or other sources of funds to enable the aggregate SLIC Per Share NAV Consideration to be paid to the holders of SLIC Common Stock at the closing of the transaction;

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any advice or opinions provided by any other advisor to any of the parties to the transaction or any other transaction contemplated by the Merger Agreement; or

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any legal, regulatory, accounting, tax or similar matters relating to SLIC or its stockholders, or relating to or arising out of or as a consequence of the transaction or any other related transaction.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW and SLIC. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the SLIC Special Committee in making its determination to recommend the approval by the SLIC Board of the Merger Agreement and the transaction and by the SLIC Board in making its determination to approve the Merger Agreement and the transaction. Consequently, the analyses described below should not be viewed as determinative of the decision of the SLIC Special Committee or the SLIC Board with respect to the fairness of the SLIC Per Share NAV Consideration. The type and amount of consideration payable in the transaction were determined through negotiation between SLIC and PIF and the decision of SLIC to enter into the Merger Agreement was solely that of the SLIC Special Committee and the SLIC Board.
The following is a summary of the material financial analyses presented by KBW to the SLIC Special Committee and the SLIC Board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the SLIC Special Committee and the SLIC Board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.
Overview of KBW Analyses.   KBW used the assumed SLIC Per Share NAV Consideration of $20.54 to calculate implied transaction multiples and those multiples were compared to the low, 25th percentile, median, average, 75th percentile and high multiples shown in the selected companies analysis and the selected transactions analysis of SLIC described below. This assumed SLIC Per Share NAV Consideration of $20.54 was also compared to the ranges of implied value per share of SLIC Common Stock in the selected companies analysis, the selected transactions analysis and the wind-down analysis of SLIC described below.
Selected Companies Analysis.   Using publicly available information, KBW reviewed, among other things, the market performance of 41 selected publicly traded companies which were externally managed business development companies.
The selected companies were as follows (shown in descending order of market capitalization):
Ares Capital Corporation
Blue Owl Capital Corporation
Blackstone Secured Lending Fund
FS KKR Capital Corp.
Golub Capital BDC, Inc.
Prospect Capital Corporation
Sixth Street Specialty Lending, Inc.
Blue Owl Capital Corporation III
Morgan Stanley Direct Lending Fund
Goldman Sachs BDC, Inc.
Oaktree Specialty Lending Corporation
New Mountain Finance Corporation
Barings BDC, Inc.
Bain Capital Specialty Finance, Inc.

MidCap Financial Investment Corporation
Nuveen Churchill Direct Lending Corp.
BlackRock TCP Capital Corp.
Carlyle Secured Lending, Inc.
SLR Investment Corp.
PennantPark Floating Rate Capital Ltd.
CION Investment Corporation
Crescent Capital BDC, Inc.
Fidus Investment Corporation
Palmer Square Capital BDC Inc.
Gladstone Investment Corporation
Gladstone Capital Corporation
PennantPark Investment Corporation
Runway Growth Finance Corp.
Horizon Technology Finance Corporation
TriplePoint Venture Growth BDC Corp.
Stellus Capital Investment Corporation
Saratoga Investment Corp.
WhiteHorse Finance, Inc.
Oxford Square Capital Corp.
Portman Ridge Finance Corporation
Monroe Capital Corporation
OFS Capital Corporation
Great Elm Capital Corp.
Silver Spike Investment Corp.
Logan Ridge Finance Corporation
Investcorp Credit Management BDC, Inc.
To perform this analysis, KBW used market price information as of May 24, 2024, reported NAV per share data as of the end of the most recent completed quarterly period available, and latest 12 months (“LTM”) reported net investment income per share (“NII”) of the selected companies. KBW also used LTM reported NII adjusted to exclude management fees, incentive fees, management fee waivers, and incentive fee waivers (“Pre-Management Fee LTM NII”) of the selected companies. In addition, KBW used calendar years 2024 and 2025 NII estimates of the selected companies taken from consensus “street estimates” of the selected companies.
KBW’s analysis showed the following concerning the market performance of the selected companies, as well as corresponding implied transaction multiples for the proposed transaction based on the assumed SLIC Per Share NAV Consideration of $20.54, which corresponding implied transaction multiples were calculated using historical financial information for SLIC as of or for the 12-month period ended March 31, 2024 and financial forecasts and projections of SLIC provided by SLIC and the Adviser:
Selected Companies
	Proposed Transaction	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV per share	1.00x(1)	0.59x	0.87x	0.98x	0.99x	1.05x	2.25x
Price / LTM NII	6.9x	4.9x	6.3x	7.7x	8.6x	8.8x	22.0x
Price / Pre-Management Fee LTM NII	6.7x	3.5x	4.4x	5.3x	5.8x	6.3x	15.9x

Selected Companies
	Proposed Transaction	Low	25th Percentile	Median	Average	75th Percentile	High
Price / CY2024 NII	7.3x	5.6x	7.2x	8.2x	8.6x	8.9x	18.0x
Price / CY2025 NII	7.5x	6.3x	7.8x	8.7x	8.9x	9.5x	16.1x

(1)
Multiple is based on SLIC reported March 31, 2024 NAV less estimated expenses relating to the proposed transaction provided by SLIC and the Adviser.

KBW then applied a range of price-to-NAV per share multiples of 0.87x to 1.05x derived from the 25th percentile and 75th percentile multiples of the selected companies to the reported March 31, 2024 NAV per share of SLIC. KBW also applied a range of price-to-estimated calendar year 2024 NII multiples of 7.23x to 8.88x derived from the 25th percentile and 75th percentile multiples of the selected companies to the estimated calendar year 2024 NII of SLIC, which was taken from financial forecasts and projections of SLIC provided by SLIC and the Adviser. In addition, KBW applied a range of price-to-Pre-Management Fee LTM NII multiples of 4.41x to 6.32x derived from the 25th percentile and 75th percentile multiples of the selected companies to the Pre-Management Fee NII of SLIC for the 12-month period ended March 31, 2024. This analysis indicated the following ranges of the implied value per share of SLIC Common Stock, as compared to the assumed SLIC Per Share NAV Consideration of $20.54:
Implied Value Per Share Ranges of SLIC Common Stock
Based on NAV per share of SLIC as of March 31, 2024	$18.00 to $21.64
Based on CY2024 NII estimate of SLIC	$20.27 to $24.88
Based on Pre-Management Fee NII of SLIC for the 12-month period ended March 31, 2024	$13.45 to $19.27
No company used as a comparison in the above selected companies analysis is identical to SLIC. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Selected Transactions Analysis.   KBW reviewed publicly available information related to 27 selected acquisitions of U.S. business development companies announced since the beginning of 2015.
The selected transactions were as follows:
Acquirer	Acquired Company
Golub Capital BDC, Inc.	Golub Capital BDC 3, Inc.
MidCap Financial Investment Corporation	Apollo Senior Floating Rate Fund Inc.
MidCap Financial Investment Corporation	Apollo Tactical Income Fund Inc.
Franklin BSP Capital Corporation	Franklin BSP Lending Corporation
BlackRock TCP Capital Corp.	BlackRock Capital Investment Corporation
Crescent Capital BDC, Inc.	First Eagle Alternative Capital BDC, Inc.
Oaktree Specialty Lending Corporation	Oaktree Strategic Income II, Inc.
SLR Investment Corp.	SLR Senior Investment Corp.
Barings BDC Inc.	Sierra Income Corporation
Portman Ridge Finance Corp	Harvest Capital Credit Corp
FS KKR Capital Corp.	FS KKR Capital Corp. II
Oaktree Specialty Lending Corporation	Oaktree Strategic Income Corporation
Barings BDC, Inc.	MVC Capital, Inc.
Portman Ridge Finance Corp	Garrison Capital
Goldman Sachs BDC, Inc.	Goldman Sachs Middle Market Lending Corp.

Acquirer	Acquired Company
Crescent Capital BDC, Inc.	Alcentra Capital Corp.
Portman Ridge Finance Corp	OHA Investment Corp
FS Investment Corporation II	FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust II
East Asset Management, LLC	Rand Capital Corporation
Golub Capital BDC, Inc.	Golub Capital Investment Corporation
FS Investment Corporation	Corporate Capital Trust, Inc.
Benefit Street Partners LLC; Barings	Triangle Capital Corporation
TCG BDC, Inc.	NF Investment Corp.
CĪON Investment Corporation	Credit Suisse Park View BDC, Inc.
MAST Capital Management LLC; Great Elm Capital Group Inc.	Full Circle Capital Corporation
Ares Capital Corporation	American Capital, Ltd.
PennantPark Floating Rate Capital Ltd.	MCG Capital Corporation
For each selected transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company (including contributions by external managers) and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction (adjusted to reflect announced pre-closing adjustments):
•
Price to NAV per share of the acquired company

•
Price to LTM NII of the acquired company; and

•
Price to Pre-Management Fee LTM NII

KBW also reviewed the price per common share paid for the acquired company for the 18 selected transactions involving publicly traded acquired companies as a premium/(discount) to the closing price of the acquired company one day and 30 days prior to the announcement of the respective transaction (expressed as percentages and referred to as the one-day market premium and the 30-day market premium). The resulting transaction statistics for the selected transactions were compared with the corresponding implied transaction statistics for the proposed transaction based on the assumed SLIC Per Share NAV Consideration of $20.54, which corresponding implied transaction statistics were calculated using historical financial information for SLIC as of or for the 12-month period ended March 31, 2024.
All Selected Transactions.   KBW’s analysis showed the following concerning the proposed transaction and the selected transactions (excluding the impact of the price-to-LTM NII multiples of six of the selected transactions and excluding the impact of the price-to-Pre-Management Fee LTM NII multiples of three of the selected transactions, which multiples were considered to be not meaningful because they were either negative or greater than 30.0x):
		Selected Transactions
	Proposed Transaction	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV Per Share	1.00x(1)	0.58x	0.81x	0.95x	0.91x	1.00x	1.16x
Price / LTM NII	6.9x	5.2x	9.5x	10.6x	10.8x	12.4x	15.1x
Price / Pre-Management Fee LTM NII	6.7x	3.3x	6.9x	8.2x	8.5x	9.5x	18.9x
One-Day Market Premium	N/A	-4.3%	1.1%	20.3%	20.8%	35.0%	80.1%
30-Day Market Premium	N/A	-9.0%	1.1%	22.5%	22.5%	32.1%	101.8%

(1)
Multiple is based on SLIC reported March 31, 2024 NAV less estimated expenses relating to the proposed transaction provided by SLIC and the Adviser.

KBW then applied a range of price-to-NAV per share multiples of 0.81x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the reported March 31, 2024 NAV per share of SLIC. KBW also applied a range of price-to-LTM NII multiples of 9.48x to 12.37x derived from the 25th percentile and 75th percentile multiples of the selected transactions to the NII of SLIC for the 12-month period ending March 31, 2024. In addition, KBW applied a range of price-to-Pre-Management Fee LTM NII multiples of 6.95x to 9.53x derived from the 25th percentile and 75th percentile multiples of the selected companies to the Pre-Management Fee NII of SLIC for the 12-month period ending March 31, 2024. This analysis indicated the following ranges of the implied value per share of SLIC Common Stock, as compared to the assumed SLIC Per Share NAV Consideration of $20.54:
Implied Value Per Share Ranges of SLIC Common Stock
Based on NAV per share of SLIC as of March 31, 2024	$16.64 to $20.62
Based on NII of SLIC for the 12-month period ended March 31, 2024	$28.42 to $37.07
Based on Pre-Management Fee NII of SLIC for the 12-month period ended March 31, 2024	$21.17 to $29.06
Selected Transactions Involving Affiliates.   KBW’s analysis also showed the following concerning the proposed transaction and the 14 selected transactions involving affiliate mergers (Golub Capital BDC, Inc./Golub Capital BDC 3, Inc., MidCap Financial Investment Corporation/Apollo Senior Floating Rate Fund Inc., MidCap Financial Investment Corporation/Apollo Tactical Income Fund Inc., Franklin BSP Capital Corporation/Franklin BSP Lending Corporation, BlackRock TCP Capital Corp./BlackRock Capital Investment Corporation, Oaktree Specialty Lending Corporation/Oaktree Strategic Income II, Inc., SLR Investment Corp./SLR Senior Investment Corp., FS KKR Capital Corp./FS KKR Capital Corp. II, Oaktree Specialty Lending Corporation/Oaktree Strategic Income Corporation, Goldman Sachs BDC, Inc./Goldman Sachs Middle Market Lending Corp., FS Investment Corporation II/FS Investment Corporation III (and others), Golub Capital BDC, Inc./Golub Capital Investment Corporation, FS Investment Corporation/Corporate Capital Trust, Inc., TCG BDC, Inc./NF Investment Corp.), eight of which selected transactions involved publicly traded acquired companies:
		Selected Transactions Involving Affiliates
	Proposed Transaction	Low	25th Percentile	Median	Average	75th Percentile	High
Price / NAV Per Share	1.00x(1)	0.71x	0.89x	0.95x	0.94x	1.00x	1.16x
Price / LTM NII	6.9x	8.9x	9.5x	10.4x	10.7x	10.7x	15.1x
Price / Pre-Management Fee LTM NII	6.7x	6.0x	7.0x	7.5x	8.0x	8.2x	12.8x
One-Day Market Premium	N/A	-1.7%	-1.1%	1.3%	6.6%	12.0%	27.3%
30-Day Market Premium	N/A	-9.0%	-1.5%	1.5%	6.1%	13.4%	32.6%

(1)
Multiple is based on SLIC reported March 31, 2024 NAV less estimated expenses relating to the proposed transaction provided by SLIC and the Adviser.

KBW then applied a range of price-to-NAV per share multiples of 0.89x to 1.00x derived from the 25th percentile and 75th percentile multiples of the selected transactions involving affiliates to the reported March 31, 2024 NAV per share of SLIC. KBW also applied a range of price-to-LTM NII multiples of 9.51x to 10.65x derived from the 25th percentile and 75th percentile multiples of the selected transactions involving affiliates to the NII of SLIC for the 12-month period ending March 31, 2024. In addition, KBW applied a range of price-to-Pre-Management Fee LTM NII multiples of 7.00x to 8.18x derived from the 25th percentile and 75th percentile multiples of the selected transactions involving affiliates to the Pre-Management Fee NII of SLIC for the 12-month period ending March 31, 2024. This analysis indicated the following ranges of the implied value per share of SLIC Common Stock, as compared to the assumed SLIC Per Share NAV Consideration of $20.54:

Implied Value Per Share Ranges of SLIC Common Stock
Based on NAV per share of SLIC as of March 31, 2024	$18.35 to $20.62
Based on NII of SLIC for the 12-month period ending March 31, 2024	$28.49 to $31.91
Based on Pre-Management Fee NII of SLIC for the 12-month period ending March 31, 2024	$21.33 to $24.94
No company or transaction used as a comparison in the above selected transaction analysis is identical to SLIC or the proposed transaction. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Wind-Down Analysis.   KBW performed a wind-down analysis of SLIC on a standalone basis to estimate ranges for the implied equity value of SLIC. In this analysis, KBW used financial and operating forecasts and projections relating to the net cash flows of SLIC that were provided by SLIC and the Adviser. KBW assumed discount rates ranging from 11.0% to 13.0%. The range of values was derived by calculating the present value of the estimated future net cash flows of SLIC over the period from March 31, 2024 through December 31, 2028. This analysis resulted in a range of implied values per share of SLIC Common Stock of approximately $19.35 to $20.63, as compared to the assumed SLIC Per Share NAV Consideration of $20.54.
The results of the wind-down analysis are highly dependent on the assumptions that must be made, including net cash flow and discount rate assumptions. The analysis did not purport to be indicative of the actual values or expected values of SLIC.
Miscellaneous.   KBW acted as financial advisor to the SLIC Special Committee in connection with the transaction and did not act as an advisor to or agent of any other person in connection with the transaction. As part of its investment banking business, KBW is regularly engaged in the valuation of business development company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses (and further to existing sales and trading relationships between an affiliate of SLIC, PIF and the Adviser and each of KBW and a KBW broker-dealer affiliate), KBW and its affiliates may from time to time purchase securities from, and sell securities to, SLIC and PIF. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of SLIC and PIF for its and their own respective accounts and for the accounts of its and their respective customers and clients.
Pursuant to the KBW engagement agreement, SLIC agreed to pay KBW cash fees of $1,500,000 in the aggregate, $250,000 of which became payable with the rendering of KBW’s opinion and $1,250,000 of which is contingent upon the consummation of the transaction. SLIC also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith.
Other than in connection with the present engagement, during the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to SLIC. During the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to PIF or the Adviser. During the two years preceding the date of KBW’s opinion, an affiliate of KBW provided investment banking and financial advisory services to an affiliate of SLIC, PIF and the Adviser. In 2022, an affiliate of KBW acted as financial advisor to Morgan Stanley Capital Partners in connection with an acquisition by one of its portfolio companies. KBW may in the future provide investment banking and financial advisory services to SLIC, PIF or the Adviser and receive compensation for such services.
Appraisal Rights
If the First Merger is consummated, SLIC stockholders (including beneficial owners of shares) who do not consent to (pursuant to Section 228 of the DGCL) or vote in favor of the adoption of the Merger

Agreement, who properly demand an appraisal of their shares, who continuously hold of record or beneficially own their shares through the First Effective Time, who otherwise comply with the procedures of Section 262 of the DGCL and who do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the First Merger under Section 262 of the DGCL (“Section 262”). Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” are to the record holder of shares as to which appraisal rights are asserted, all references in Section 262 and in this summary to the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, a copy of which is attached as Annex D to this Statement. The following summary does not constitute any legal or other advice and does not constitute a recommendation that SLIC stockholders exercise their appraisal rights under Section 262. STOCKHOLDERS SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.
Under Section 262, if the First Merger is completed, holders of record of shares of SLIC capital stock or beneficial owners who (1) submit a written demand for appraisal of such stockholder’s shares of SLIC capital stock to SLIC prior to the time the vote is taken on the adoption of the Merger Agreement; (2) do not consent to (pursuant to Section 228 of the DGCL) or vote in favor of the adoption of the Merger Agreement; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the First Effective Time; and (4) otherwise comply with the procedures and satisfy certain ownership thresholds set forth in Section 262 may be entitled to have their shares of SLIC capital stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the consideration set forth in the Merger Agreement, for the “fair value” of their shares of SLIC capital stock, exclusive of any element of value arising from the accomplishment or expectation of the First Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the First Merger through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the surviving company in the First Merger to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below. However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all holders of shares of a class or series of stock that, immediately prior to the closing of the merger, were listed on a national securities exchange who are otherwise entitled to appraisal rights unless (A) the total number of shares of the class or series of stock for which appraisal rights have been pursued or perfected exceeds one percent of the outstanding shares of such class or series as measured in accordance with subsection (g) of Section 262; or (B) the value of the merger consideration in respect of such shares exceeds $1,000,000. We refer to these conditions as the “ownership thresholds.”
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the First Effective Time through the date the judgment is paid at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the surviving company of the First Merger makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (y) interest theretofore accrued, unless paid at that time). The surviving company is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This Statement constitutes SLIC’s notice to SLIC stockholders that appraisal rights are available in connection with the First Merger, and the full text of Section 262 is attached as Annex D to this Statement. In connection with the First Merger, any holder of shares of SLIC capital stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the consideration described in the Merger Agreement without interest and less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of SLIC capital stock, SLIC believes that if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of SLIC capital stock must do ALL of the following:
•
such person who has complied with the applicable requirements of Section 262 and is otherwise entitled to appraisal rights must not consent to or vote in favor of the adoption of the Merger Agreement;

•
such person must deliver to SLIC a written demand for appraisal before the consent or vote on the Merger Agreement;

•
such person must continuously hold of record or beneficially own the shares of SLIC capital stock from the date of making the demand through the First Effective Time (a person will lose appraisal rights if the person transfers the shares before the First Effective Time); and

•
such person or the surviving company in the First Merger must file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such stockholders within 120 days after the First Effective Time (the surviving company is under no obligation to file any petition and has no intention of doing so).

In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights with respect to the shares of SLIC capital stock unless one of the ownership thresholds is met.
Under the Merger Agreement, SLIC has agreed to redeem all outstanding shares of SLIC preferred stock effective as of immediately prior to the First Effective Time, therefore holders of SLIC preferred stock will not be entitled to exercise appraisal rights with respect to such shares in connection with the First Merger.
Filing Written Demand
A person wishing to exercise appraisal rights must deliver to SLIC, before the vote is taken on the adoption of the Merger Agreement, a written demand for the appraisal of such person’s shares. In addition, that person must not consent to or vote or submit a proxy in favor of the adoption of the Merger Agreement. A consent to or vote in favor of the adoption of the Merger Agreement, in person or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of your appraisal rights in respect of the shares so consented or voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must hold, beneficially or of record, the shares on the date the written demand for appraisal is made and must continue to hold the shares through the First Effective Time. Neither voting against the adoption of the Merger Agreement nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote against the adoption of the Merger Agreement. A proxy or vote against the adoption of the Merger Agreement will not constitute a demand. A person’s failure to make the written demand prior to the taking of the consent to or vote on the adoption of the Merger Agreement will constitute a waiver of appraisal rights.
In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform SLIC of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provide an address at which such beneficial owner consents to receive notices given by the surviving company of the First Merger and to be set forth on the Verified List (as defined below).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
SL Investment Corp,
Attention: Corporate Secretary
1585 Broadway
New York, New York 10036
At any time within 60 days after the First Effective Time, any person who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the per share price offered pursuant to the Merger Agreement, without interest and less any applicable withholding taxes, by delivering to SLIC, as the surviving company, a written withdrawal of the demand for appraisal. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (a “Reservation”) for any Application (as defined below); provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the Merger consideration within 60 days after the First Effective Time. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the per share price being offered pursuant to the Merger Agreement.
Notice by the Surviving Company
If the First Merger is completed, within 10 days after the First Effective Time, the surviving company of the First Merger will notify each stockholder (including any beneficial owner) of each constituent corporation who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the Merger Agreement, that the First Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the First Effective Time, but not thereafter, the surviving company of the First Merger or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving company in the case of a petition filed by any person other than the surviving company, demanding a determination of the fair value of the shares held by all dissenting stockholders entitled to appraisal. The surviving company is under no obligation, and has no present intention, to file a petition, and stockholders should not assume that the surviving company will file a petition or initiate any negotiations with respect to the fair value of the shares of SLIC capital stock. Accordingly, any persons who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of SLIC capital stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the First Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the surviving company a statement setting forth the aggregate number of shares not voted in favor of the adoption of the Merger Agreement and with respect to which SLIC has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that where a beneficial owner makes a demand for appraisal directly, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within 10 days after receipt by the surviving company of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the surviving company of the First Merger, service of a copy thereof must be made upon the surviving company, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (the “Verified List”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be given to the surviving company and all of the persons shown on the Verified List at the addresses stated therein. The costs of any such notice are borne by the surviving company.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the surviving company of the First Merger or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the Verified List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal and, with respect to SLIC capital stock, that at least one of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of SLIC capital stock, exclusive of any element of value arising from the accomplishment or expectation of the First Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the First Merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the First Merger and the date of payment of the judgment. However, the surviving company of the First Merger has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the surviving company makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the surviving company in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery; and (y) interest accrued before such voluntary cash payment, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the First Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a transaction such as the First Merger is not an opinion as to, and does not in any way address, fair value under Section 262. ALTHOUGH SLIC BELIEVES THAT THE PER SHARE PRICE IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE PER SHARE PRICE. Neither SLIC nor PIF anticipates offering more than the per share price to any persons exercising appraisal rights, and each of SLIC and PIF reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of SLIC capital stock is less than the per share price. If a petition for appraisal is not timely filed or, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the right to an appraisal will cease.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the surviving company of the First Merger to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the Verified List who participated in the proceeding and incurred expenses in connection therewith (an “Application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a Reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of his, her or its shares of SLIC Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of SLIC Common Stock will be deemed to have been converted at the First Effective Time into the right to receive the per share price as provided in the Merger Agreement. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the First Effective Time, if neither of the ownership thresholds above has been satisfied in respect of those seeking appraisal rights with respect to the shares of SLIC Common Stock, or if the person delivers to the surviving company a written withdrawal of such person’s demand for appraisal and an acceptance of the per share price as provided in the Merger Agreement in accordance with Section 262.
From and after the First Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to consent or vote such shares of SLIC Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the First Merger); provided, however, that if no petition for an appraisal is filed within the time provided in Section 262, if neither of the ownership thresholds above has been satisfied in respect of those seeking appraisal rights with respect to the shares of SLIC Common Stock, or if such person delivers to the surviving company of the First Merger a written withdrawal of such person’s demand for an appraisal and an acceptance of the First

Merger, within 60 days after the effective date of the First Merger, then the right of such person to an appraisal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including, without limitation, a Reservation; provided, however, that the foregoing shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the First Merger within 60 days after the effective date of the First Merger.
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. In that event, you will be entitled to receive the per share price for your dissenting shares in accordance with the Merger Agreement, without interest and less any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
Regulatory Approvals Required for the Mergers
The obligations of PIF and SLIC to complete the Mergers is subject to the satisfaction or, where permissible, waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). PIF and SLIC have agreed to cooperate with each other and use their reasonable best efforts to obtain all consents, authorizations, approvals, exemptions or nonobjections from any governmental or regulatory authority necessary to consummate the Mergers.
There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Mergers.
Other Third-Party Consents Required for the Mergers
Under the Merger Agreement, each of PIF’s and SLIC’s obligation to complete the Mergers is subject to the prior receipt of certain approvals, confirmations and consents required to be obtained from certain agents, lenders, derivative counterparties, noteholders and other parties. As of the date of this Statement, PIF and SLIC believe that, subject to the satisfaction of certain conditions, they have obtained all necessary third-party consents. There can be no assurance, however, that should any additional permits, consents, approvals, confirmations or authorizations become applicable to the Mergers that any such consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Mergers.
PIF and SLIC have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Mergers, in the most expeditious manner practicable.
Legal Proceedings
As of the filing of this Statement, there were no legal proceedings pending related to the Mergers.

DESCRIPTION OF THE MERGER AGREEMENT
The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this Statement and is incorporated by reference in this Statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. SLIC encourages you to read the Merger Agreement carefully and in its entirety.
Structure of the Mergers
Pursuant to the terms of the Merger Agreement, at the First Effective Time, Merger Sub will be merged with and into SLIC. SLIC will be the surviving company and will continue its existence as a corporation under the laws of the State of Delaware. As of the First Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the First Effective Time, at the Second Effective Time, in the Second Merger, SLIC will merge with and into PIF in accordance with the DLLCA and the DGCL, with PIF as the surviving company. As of the Second Effective Time, the separate corporate existence of SLIC will cease and PIF will continue its existence as a corporation under the laws of the State of Delaware.
Closing; Completion of the Proposed Mergers
The First Merger will occur no later than five (5) business days after the satisfaction or waiver of the conditions to closing set forth in the Merger Agreement or at another time as may be agreed to in writing by PIF and SLIC. The Second Merger will occur immediately after the First Merger is completed (the “Closing”).
While there can be no assurance as to timing, or that the Mergers will be completed at all, PIF and SLIC currently expect to complete the Mergers in the third quarter of fiscal year 2024.
Merger Consideration
If the Mergers are consummated, each share of SLIC Common Stock issued and outstanding immediately prior to the time of the First Merger, other than Cancelled Shares or Appraisal Shares, will be entitled to receive, in cash and without interest, the SLIC Per Share NAV.
The SLIC Per Share NAV consists of the quotient of (i) the closing SLIC NAV divided by (ii) the number of shares of SLIC Common Stock issued and outstanding immediately prior to First Effective Time (inclusive of shares of SLIC already held by PIF).
SLIC will deliver to PIF a calculation of the NAV of SLIC as of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the First Effective Time (such date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to NAV (except as may be mutually agreed by the parties), historically used by SLIC in preparing the calculation of net asset value per share of SLIC Common Stock (with an accrual for any dividend declared by SLIC and not yet paid) (the “Closing SIC Net Asset Value”).
Conversion of Shares; Exchange of Shares
At the First Effective Time, each share of SLIC Common Stock issued and outstanding immediately prior to the First Effective Time (except for Cancelled Shares and Appraisal Shares) will be converted into the right to receive the Merger Consideration. Each such share of SLIC Common Stock will no longer be outstanding and will be automatically canceled and cease to exist, with the holders of such shares ceasing to have any rights with respect to any SLIC Common Stock other than the right to receive the Merger Consideration.
From and after the First Effective Time, the stock transfer books of SLIC will be closed, and there shall be no further transfers on the stock transfer books of SLIC of the shares of SLIC common Stock that were issued and outstanding immediately prior to the First Effective Time.

Withholding
PIF or the paying agent, as applicable, will be entitled to deduct and withhold from any amounts payable to any SLIC stockholder such amounts as each determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to the SLIC stockholders from whom they were withheld.
Representations and Warranties
The Merger Agreement contains representations and warranties of PIF, SLIC and the Adviser relating to their respective businesses. With the exception of certain representations that must be true and correct in all or virtually all respects, or in all material respects, no representation or warranty will be deemed untrue, and neither party will be deemed to have breached a representation or warranty as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances and events inconsistent with any representation made by such party (without considering “materiality” or “material adverse effect” qualifications), has had or is reasonably expected to have a material adverse effect (as defined below). The representations and warranties in the Merger Agreement will not survive after the First Effective Time, except for those other covenants and agreements that by their express terms apply or are to be performed in whole or in part after the First Effective time.
The Merger Agreement contains representations and warranties by each of SLIC and PIF, subject to specified exceptions and qualifications, relating to, among other things:
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company organization, including incorporation, qualification and subsidiaries;

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SLIC capitalization;

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power and authority to execute, deliver and perform obligations under the Merger Agreement;

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the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

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required government filings and consents;

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SEC reports and financial statements;

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internal controls and disclosure controls and procedures;

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broker’s fees;

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absence of certain changes and actions since December 31, 2023 with respect to PIF;

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compliance with applicable laws and permits;

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the accuracy and completeness of information supplied for inclusion in this document and other governmental filings in connection with the Merger;

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tax matters;

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absence of certain litigation, orders or investigations;

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employment and labor matters, including with respect to any employee benefit plans;

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the availability of funds necessary for PIF to acquire all shares of SLIC Common Stock pursuant to the First Merger (in the case of PIF);

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enforceability of and absence of default under the Securities Purchase Agreement (in the case of PIF);

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material contracts and certain other types of contracts;

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insurance coverage;

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intellectual property matters;

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environmental matters;

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no real property ownership or leases;

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investment assets;

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state takeover laws;

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the value of certain investment assets; and

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receipt of the opinion of the financial advisor to the SLIC Special Committee (in the case of SLIC).

The Merger Agreement contains representations and warranties by the Adviser, subject to specified exceptions and qualifications, relating to:
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organization and qualification;

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power and authority to execute, deliver and perform obligations under the Merger Agreement;

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the absence of violations of (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

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compliance with applicable laws and permits;

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absence of certain litigation, orders or investigations;

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the value of investment assets owned by SLIC;

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the accuracy of information supplied or to be supplied by the Adviser for inclusion in this Statement;

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the participation in the Mergers by SLIC and PIF and the impact of the Mergers on the existing stockholders of SLIC and PIF;

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the financial resources of the Adviser;

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the forbearances applicable to SLIC and PIF set forth in the Merger Agreement; and

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the representations and warranties made by SLIC and PIF in the Merger Agreement.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex A to, this document only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document.
For purposes of the Merger Agreement, “material adverse effect” with respect to SLIC means, any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of SLIC and its subsidiaries, taken as a whole or (2) the ability of SLIC to timely perform its material obligations under the Merger Agreement or consummate the Mergers and the transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences, among others, will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:
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changes in general economic, social or political conditions or financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economics generally and the results of any actions taken by governmental entities in response thereto);

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general changes or developments in the industries in which such party and its subsidiaries operate, including general changes in law across such industries;

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the announcement of the Merger Agreement or the transactions contemplated thereby or the identities of the parties to the Merger Agreement; and

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any failure, in and of itself, to meet internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period, or any decline in the price of shares of SLIC Common Stock (provided that the underlying cause of such failure or decline will be considered in determining whether there is a material adverse effect unless such underlying causes are excluded from the definition of material adverse effect).

For purposes of the Merger Agreement, “material adverse effect” with respect to PIF means any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to the ability of PIF to timely perform its material obligations under the Merger Agreement or the Securities Purchase Agreement or to consummate the Mergers and the other transactions contemplated by the Merger Agreement or the transactions contemplated by the Securities Purchase Agreement.
Conduct of Business Pending Completion of the Mergers
SLIC has undertaken covenants that place restrictions on it and certain of its subsidiaries until the completion of the Mergers. In general, SLIC has agreed that before the completion of the Mergers, except as may be required by law, as expressly contemplated by the Merger Agreement or with the prior written consent of PIF, it will, and will cause each of its subsidiaries to, conduct its business in the ordinary course of business and consistent with SLIC’s investment objectives and policies and publicly disclosed, respectively, and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.
In addition, before the First Effective Time, SLIC has agreed that, except as may be required by law or as expressly contemplated by the Merger Agreement or as set forth in its disclosure schedules it will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of PIF:
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other than pursuant to capital calls with respect to subscription agreements entered into by SLIC prior to the date of the Merger Agreement, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

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(i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly and supplemental cash distributions consistent with past practices and its investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for it to maintain its qualification as a RIC or to avoid the imposition of any income or excise tax, (C) dividends payable by any of its direct or indirect wholly owned subsidiaries to SLIC or another direct or indirect wholly owned subsidiary or (D) a final tax dividend for the period ending on the date the transactions contemplated by the Merger Agreement are consummated as required by law in order for SLIC to maintain is qualification as a RIC; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;

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sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure permitted indebtedness by it or any of its subsidiaries;

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acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction consistent with its investment objectives and policies as publicly disclosed;

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amend any of its governing documents or similar governing documents of any of its subsidiaries;

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implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, U.S. generally accepted accounting principles, the SEC or applicable regulatory requirements;

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hire any employees or establish, become a party to or commit to adopt any employee benefit plan;

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take any action or knowingly fail to take any action that would, or would reasonably be expected to materially delay or materially impede the ability of the parties to consummate the Merger; provided, however, that the foregoing shall not preclude a party from declaring or paying any final tax dividend for the period ending on the date the transactions contemplated by the Merger Agreement are consummated as required by law in order for SLIC to maintain is qualification as a RIC;

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incur any indebtedness or guarantee any indebtedness of another person or entity, except for draw-downs with respect to previously disclosed financing arrangements existing as of the date of the Merger Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and other permitted indebtedness;

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make or agree to make any new capital expenditure, except for obligations to fund commitments to portfolio companies or investments in new portfolio companies, in each case, entered into in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed;

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file or amend any material tax return other than in the ordinary course of business and consistent with its investment objectives and policies; make, change or revoke any tax election; or settle or compromise any material tax liability or refund;

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take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause SLIC to fail to qualify or not be subject to tax as a RIC;

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enter into any new line of business (except for any new or existing portfolio companies in which it or any of its subsidiaries has made or will make a debt or equity investment that is in the ordinary course of business and consistent with its investment objectives and policies and is, would or should be reflected in the schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

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other than in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed, enter into any material contract;

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other than in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract;

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settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its subsidiaries or, after the First Effective Time, PIF, the surviving company or any of their respective subsidiaries, and (iii) would not admit liability, guilt or fault;

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other than in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of SLIC or its subsidiaries as in effect on the date of the Merger Agreement or other permitted indebtedness or (ii) cancel any material indebtedness;

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except as contemplated by the Merger Agreement, merge or consolidate SLIC or any of its subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction with any person or entity, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of it or any of its subsidiaries;

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enter into any new subscription agreements for the sale of shares of SLIC Common Stock; or

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agree to take, make any commitment to take, or adopt any resolutions authorizing, any of the foregoing actions.

Additional Agreements
Further Assurances; Regulatory Matters
The Merger Agreement contains covenants relating to access to information of the other party, obtaining certain regulatory and third party consents, publicity, tax matters and takeover statutes and provisions. The Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take all actions, and to do all things necessary to obtain as promptly as practicable all permits of all governmental entities, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties that are necessary or advisable, to consummate the transactions (including the Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.
The parties are required to file any required applications, notices or other filings under the HSR Act as promptly as practicable. In connection with such filings, the parties are required to cooperate with one another, to keep the other party informed of any communications received from governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all other permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Merger), and each party must keep the other reasonably apprised of the status of matters relating to completion of the Mergers. The parties are not required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Mergers, other than the consent fees set forth in the disclosure schedules to the Merger Agreement.
Stockholder Approval
Pursuant to Section 228 of the DGCL, and as provided by Article VII, Section (i) of the SLIC Charter, SLIC is required to file a proxy statement and seek the unanimous written consent of the holders of SLIC Common Stock and Series A Preferred Stock to approve the Merger Proposal. In the event SLIC determines, in consultation with PIF, that the unanimous written consent cannot be obtained promptly following the date on which the definitive proxy statement is effective, SLIC is required to take, in accordance with applicable law, the SLIC Charter (including its certificate of designation for the Series A Preferred Stock) and its Bylaws, all actions necessary to convene an SLIC special stockholders meeting, as promptly as practicable, to consider and vote upon a proposal or proposals to adopt and approve the Merger Agreement and the transactions contemplated by the Merger Agreement.
Indemnification; Directors’ and Officers’ Insurance
PIF has agreed, to the fullest extent permitted under applicable law, to indemnify, defend and hold harmless, and advance expenses, to the present and former directors and officers of SLIC or any of its subsidiaries (collectively, the “Indemnified Parties”) with respect to all acts or omissions in such capacities at any time prior to the First Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated thereby). If an indemnified liability arises, (i) PIF has agreed to advance the applicable Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred so long as such Indemnified Party, or someone on his or her behalf, undertakes to repay such advanced expenses if he or she is ultimately determined to be not entitled to indemnification and (ii) PIF and the applicable Indemnified Party will cooperate in the defense of such matter.
Unless PIF and SLIC shall otherwise agree prior to the First Effective Time, PIF shall continue to maintain in effect for a minimum of six (6) years from and after the First Effective Time (the “Insurance

Coverage Period”) SLIC’s directors’ and officers’ liability insurance policies in place as of the date of the Merger Agreement with respect to matters existing or occurring at or prior to the First Effective Time with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, provided in such current directors’ and officers’ liability policies, or PIF shall purchase comparable insurance for the Insurance Coverage Period; provided, that in no event shall the annual cost of such insurance exceed during the Insurance Coverage Period 300% of the current aggregate annual premium paid by SLIC for such purpose; provided, further, that if the cost of such insurance coverage exceeds such amount, PIF shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.
No Solicitation
SLIC has agreed to, and to cause its affiliates, subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions or negotiations with respect to, or that are intended to or could reasonably be expected to lead to, a “Takeover Proposal” (as described below) from a third party and not to directly or indirectly: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Mergers or any other transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any third party (other than PIF or its affiliates or representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any takeover statute to any person (other than PIF or its respective affiliates) or with respect to any transaction (other than the transactions) or (y) waiver or release under any standstill or any similar agreement with respect to equity securities of SLIC, unless failure to grant such waiver or release would be reasonably likely to be a breach of the standard of conduct applicable to the directors of SLIC under applicable law; provided, however, that notwithstanding the foregoing, each party (A) may inform third parties of the provisions contained in such non-solicitation provision and (B) shall be permitted to grant a waiver of or terminate any “standstill” or similar obligation of any third party with respect to equity securities of PIF or SLIC, as applicable, in order to allow such third party to confidentially submit a Takeover Proposal. SLIC shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify PIF in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the third party (or group of third parties) making such request, Takeover Proposal or inquiry) and (ii) provide to PIF copies of any written materials received by SLIC or its respective representatives in connection with any of the foregoing, and the identity of the third party (or group of third parties) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. SLIC agrees that it shall keep PIF informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by SLIC or PIF and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.
SLIC Takeover Proposals
If, on or after the date of the Merger Agreement and at any time prior to the SLIC stockholders approve the Merger Proposal: (i) SLIC receives a bona fide unsolicited Takeover Proposal; (ii) the SLIC Board, including a majority of the Independent Directors of SLIC, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the standard of conduct applicable to the directors of SLIC under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “SLIC Superior Proposal”; and (iii) SLIC gives PIF written notice of its intention to engage in negotiations or discussions with the third party making such Takeover Proposal at least two (2) business days before engaging in such negotiations or discussions (with such prior written notice specifying the identity of the third-party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and SLIC’s intention to furnish information to, or participate in discussions or negotiations with, the third party making such Takeover Proposal), then SLIC may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to PIF within twenty-four (24) hours after determining that a Takeover Proposal constitutes a SLIC Superior Proposal.
In addition, SLIC may take other actions if the SLIC Board shall have determined, after consultation with its outside legal counsel, that continued recommendation of the Merger Proposal to SLIC’s stockholders would be reasonably likely to be a breach of the standard of conduct applicable to the directors of SLIC under applicable law as a result of a SLIC Superior Proposal, including (A) withdraw or qualify (or modify or amend in a manner adverse to PIF), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to PIF), the approval, adoption, recommendation or declaration of advisability by the SLIC Board of the Merger Proposal, including the recommendation of the SLIC Board that the stockholders of SLIC approve the Merger Proposal (the “SLIC Recommendation”), and (B) take any action or make any statement, filing or release inconsistent with the SLIC Recommendation (any action described in clause (A) and (B) referred to collectively with any takeover approval as a “SLIC Adverse Recommendation Change”). SLIC may terminate the Merger Agreement and enter into an agreement with a third party who makes a SLIC Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the SLIC Superior Proposal is no longer deemed a SLIC Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement shall prohibit or restrict the SLIC Board from withdrawing or qualifying or publicly propose to withdraw or qualify the approval, adoption, recommendation or declaration of the Merger Proposal in response to an Intervening Event (as defined below), subject to the procedures set forth in the Merger Agreement.
Related Definitions
For purposes of the Merger Agreement:
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“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any person or group of persons (other than PIF or any of its affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving SLIC or any of SLIC’s subsidiaries or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such and SLIC’s subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, SLIC or in any of SLIC’s subsidiaries, in each case other than the transactions contemplated by the Securities Purchase Agreement, the Mergers and the other transactions.

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“SLIC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, SLIC or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of SLIC or more than 75% of the assets of SLIC on a consolidated basis (a) on terms which the SLIC Board (including a majority of the Independent Directors of SLIC) determines in good faith to be superior for the stockholders of SLIC (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Mergers (after giving effect to any alternative proposed by PIF), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the SLIC Board (including a majority of the Independent Directors of SLIC) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
•
“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date hereof that is material to, as applicable, SLIC and its subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the SLIC Board, as of or prior to the date of the Merger Agreement and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by SLIC (or to be refrained from being taken by such party) pursuant to, the Merger Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price of the SLIC Common Stock; (c) any failure, in and of itself, by SLIC to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period; (d) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto); and (e) general changes or developments in the industries in which SLIC and its subsidiaries operate, including general changes in law after the date hereof across such industries; provided, however, that (A) the exceptions in clauses (b) and (c) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event and (B) the exceptions in clauses (d) and (e) shall not apply to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on SLIC and its subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which SLIC conducts its businesses.

Other than as described herein, neither SLIC nor the SLIC Board may make any SLIC Adverse Recommendation Change, and no SLIC Adverse Recommendation Change will change the approval of the Merger Proposal or any other approval of the SLIC Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.
Access to Information
Upon reasonable notice, except as may otherwise be restricted by applicable law, each of SLIC and PIF will, and will cause its subsidiaries, to afford to the directors, officers, accountants, counsel, advisors and other representatives of the other party, reasonable access, during normal business hours during the period prior to the First Effective Time, to its properties, books, contracts, and records and, during such period, such party will, and will cause its subsidiaries to, make available to the other party (including via EDGAR) all other information concerning its business and properties as the other party may reasonably request.
Publicity
SLIC and PIF each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to the transactions contemplated by the Merger Agreement, except as may be required by applicable law, or to the extent that such press release or other public announcement related to any SLIC Adverse Recommendation Change is made in accordance with the Merger Agreement, PIF or SLIC, as applicable, shall have used commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such press release or other public announcement.
Takeover Statutes and Provisions
Neither PIF nor SLIC will take any action that would cause the transactions actions contemplated by the Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of PIF and SLIC shall take all necessary steps within its control to exempt such transactions from any applicable takeover statute.
RIC Status
Prior to the First Effective Time, except as expressly contemplated or permitted by the Merger Agreement, SLIC shall not, and shall not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of PIF (including the consent of a majority of the Independent Directors of PIF) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause SLIC to fail to qualify as a RIC.
Stockholder Litigation
The parties to the Merger Agreement shall reasonably cooperate and consult with one another in connection with defense and settlement of any proceeding by SLIC’s stockholders or PIF’s stockholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby, and each of SLIC and PIF shall keep the other party reasonably informed of any material developments in connections with any such proceeding brought by its stockholders and shall not settle any such proceeding without the prior written consent of the other party.
Section 16 Matters
Prior to the First Effective Time, the SLIC Board shall take all such steps as may be required to cause any dispositions of SLIC Common Stock resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) for the Exchange Act with respect to SLIC to be exempt pursuant to Rule 16b-3.
Securities Purchase Agreement
Neither PIF nor SLIC shall amend or otherwise modify, or agree to any amendment or other modification to the Securities Purchase Agreement that would, or would reasonably be expected to, individually or in the aggregate with any other such amendment or other modification, be adverse to the other party or prevent or materially delay the consummation of the Mergers or prevent or materially impair the ability of PIF or SLIC to consummate the Mergers or transactions contemplated by the Merger Agreement, unless such amendment or other modification is specifically consented to in writing by such other party. Neither PIF nor SLIC shall terminate or assign the Securities Purchase Agreement or any of its rights or obligations thereunder, unless specifically consented to in writing by the other party. PIF shall not transfer the shares of SLIC Common Stock to be purchased pursuant to the Securities Purchase Agreement or any right, title or interest with respect thereto, unless specifically consented to in writing by SLIC, and PIF will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Securities Purchase Agreement on the terms and conditions described in the Securities Purchase Agreement, and shall keep SLIC informed on a timely basis as to the status of the purchase of the Purchased Shares under the Securities Purchase Agreement.
Redemption of Series A Preferred Stock
Prior to the Closing, SLIC shall take all required action to redeem all issued and outstanding shares of its Series A Preferred Stock in accordance with the Certificate of Designation for such Series A Preferred Stock, effective immediately prior to the First Effective Time.

No Other Representations or Warranties
The parties acknowledge and agree that except for the representations contained in the Merger Agreement, none of the Adviser, SLIC, PIF or any of SLIC’s or PIF’s subsidiaries or any other person acting on behalf of the foregoing makes any representation or warranty, express or implied.
Conditions to Closing the Mergers
Conditions to Each Party’s Obligations to Effect the Mergers
The obligations of PIF and SLIC to complete the Mergers are subject to the satisfaction or waiver at or prior to the First Effective Time of the following conditions:
•
the required approvals of SLIC stockholders, including, the Merger Proposal, are obtained;

•
no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other transactions contemplated thereby is in effect;

•
all regulatory approvals required by applicable law to consummate the transactions contemplated by the Merger Agreement, including the Mergers, have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act);

•
no proceeding by any governmental entity of competent jurisdiction is pending that challenges the Mergers or any of the other transactions contemplated by the Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other transactions contemplated by the Merger Agreement;

•
the determination of the closing SLIC NAV as of the Determination Date have been completed in accordance with the Merger Agreement; and

•
the representations and warranties of the Adviser contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied even if any such representations and warranties of the Adviser are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to SLIC or PIF.

Conditions to Obligations of PIF and Merger Sub to Effect the Mergers
The obligations of PIF and Merger Sub to effect the Mergers are also subject to the satisfaction, or waiver by PIF, at or prior to the First Effective Time, of the following conditions:
•
the representations and warranties of SLIC, pertaining to:

(1)
the authorized and outstanding capital stock of SLIC are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(2)
absence of events reasonably expected to have a material adverse effect with respect to SLIC is true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(3)
authority, no violation, brokers and state takeover laws, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and

(4)
all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement date and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of SLIC are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to SLIC;

•
SLIC has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the First Effective Time, and PIF has received a certificate signed on behalf of SLIC by an executive officer of SLIC to such effect;

•
since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of SLIC; and

•
SLIC will have delivered a certificate that it is not and has not been within the past five years a “United States real property holding corporation” within the meaning of Section 897 of the Code.

Conditions to Obligations of SLIC to Effect the Mergers
The obligation of SLIC to effect the Mergers is also subject to the satisfaction, or waiver by PIF, at or prior to the First Effective Time, of the following conditions:
•
the representations and warranties of PIF and Merger Sub, pertaining to:

(1)
authority, no violation, brokers and state antitakeover laws, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and

(2)
all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement date and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided that this condition shall be deemed satisfied even if any such representations and warranties of PIF and Merger Sub are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to PIF;

•
each of PIF and Merger Sub has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the First Effective Time, and SLIC has received a certificate signed on behalf of PIF by an executive officer of PIF to such effect; and

•
since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of PIF.

Frustration of Closing Conditions
No party to the Merger Agreement may rely on the failure of any condition applicable to the other party to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the Mergers and the transactions contemplated thereby.
Termination of the Merger Agreement
Right to Terminate
The Merger Agreement may be terminated at any time prior to the First Effective Time, whether before or after approval of the Merger Proposal by the stockholders of SLIC:
•
by mutual consent of SLIC and PIF in a written instrument authorized by each of the SLIC Board and PIF Board, including a majority of the Independent Directors of SLIC and PIF, respectively;

•
by either SLIC or PIF, if:

•
any governmental entity takes any final and non-appealable action that permanently restrains, enjoins or prohibits the transactions contemplated by the Merger Agreement;

•
the Mergers have not been completed on or before May 28, 2025 (the “Termination Date”), provided that the right to terminate the Merger Agreement on this basis shall not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date; or

•
the requisite SLIC stockholder approval, including approval of the Merger Proposal, is not obtained.

•
by SLIC, if:

•
PIF or Merger Sub breaches or fails to perform any of their respective representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of certain SLIC closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by SLIC to PIF (provided that SLIC is not then in material breach so as to result in the failure of a PIF closing condition);

•
at any time prior to obtaining approval of the Merger Proposal by the stockholders of SLIC (A) SLIC is not in material breach of any of the terms of the Merger Agreement, (B) the SLIC Board, including a majority of the SLIC Independent Directors, properly authorizes SLIC to enter into, and SLIC enters into, a definitive contract with respect to a SLIC Superior Proposal and (C) the third party that made such SLIC Superior Proposal, prior to such termination, pays to PIF in immediately available funds any reimbursement required to be paid pursuant to the terms of the Merger Agreement; or

•
a material adverse effect occurs in respect of PIF.

•
by PIF, if:

•
SLIC breaches or fails to perform any of its representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of PIF closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by PIF to SLIC (provided that PIF is not then in material breach so as to result in the failure of a SLIC closing condition);

•
prior to obtaining approval of the Merger Proposal by the stockholders of SLIC (A) a SLIC Adverse Recommendation Change occurs and/or SLIC adopts, approves or recommends a SLIC Takeover Proposal, (B) SLIC fails to recommend that SLIC’s stockholders vote in favor of the Merger Proposal, including the Mergers, (C) a Takeover Proposal is publicly announced and SLIC fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the SLIC Board that SLIC’s stockholders vote in favor of the Merger Proposal, including the Mergers or (D) a tender or exchange offer relating to any shares of SLIC Common Stock has been commenced by a third party and SLIC did not send to its stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the SLIC Board recommends rejection of such tender or exchange offer (collectively, an “Adverse Recommendation Change”);
•
SLIC breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

•
a material adverse effect occurs in respect of SLIC.

Effect of Termination
If the Merger Agreement is terminated, it will become void and have no effect, and, except as provided below, there will be no liability on the part of PIF, Merger Sub, SLIC, or their respective affiliates or subsidiaries or any of their respective directors or officers, except that (1) PIF and SLIC will remain liable to each other for any damages incurred arising out of any willful or intentional breach of the Merger Agreement or a failure or refusal by a party to consummate the Mergers when such party was obligated to do so in accordance with the terms of the Merger Agreement and (2) certain designated provisions of the Merger Agreement will survive the termination.
If the Merger Agreement is terminated under the following circumstances, SLIC must pay PIF, subject to applicable law, the out-of-pocket costs and expenses (including reasonable fees and disbursements of counsel) incurred by PIF in connection with the negotiation or execution of the Merger Agreement and the evaluation or consummation of the transactions contemplated by the Merger Agreement:
(i)   by SLIC to enter into an SLIC Superior Proposal; or
(ii)   by PIF or SLIC at a time when the Merger Agreement was terminable (A) (1) by PIF for an Adverse Recommendation Change or SLIC’s breach of its non-solicit covenants under the Merger Agreement, (2) for a failure to consummate the Mergers by the Termination Date or (3) for the failure to obtain the requisite SLIC stockholder approval, or (2) PIF for SLIC’s willful or intentional breach of the Merger Agreement, an Adverse Recommendation Change or SLIC’s breach of its non-solicit covenants under the Merger Agreement, (B) a Takeover Proposal has been publicly disclosed after the date of the Merger Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination for not consummating the Mergers prior to the Termination Date or for SLIC’s breach, prior to the date of such termination and (2) with respect to any termination for failure to obtain the requisite SLIC stockholder approval, prior to the time of the SLIC requisite stockholder approval is obtained, and (C) SLIC enters into a definitive agreement with respect to such Takeover Proposal within twelve (12) months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period). For purposes of this provision, in the term “Takeover Proposal” references to “25%” will be deemed to be references to “50%.”
Amendment of the Merger Agreement
The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the Merger Proposal by the stockholders of SLIC; provided that after any approval of the Merger Proposal by the stockholders of SLIC, there may not be, without further approval of such stockholders, any amendment of the Merger Agreement that requires such further approval under applicable law. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.
Expenses and Fees
In general, PIF and SLIC will equally bear all fees and expenses incurred in connection with the Mergers, whether or not the Mergers are consummated. Notwithstanding the foregoing, certain fees and expenses incurred in connection with the Mergers will be paid by the person incurring such fees and expenses, including PIF paying all filing fees in connection with any filing under the HSR Act and SLIC paying for all fees associated with the financial advisor to the SLIC Special Committee.

ACCOUNTING TREATMENT OF THE MERGERS
Management of each of PIF and SLIC has determined that the Mergers will be accounted for under the asset acquisition method of accounting in accordance with ASC 805-50, Business Combinations — Related Issues, which are referred to as “purchase accounting,” with PIF as the accounting survivor. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s books. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on either the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable.
The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill.
The final allocation of the purchase price will be determined after the Mergers are completed and after completion of a final analysis to determine the estimated relative fair values of SLIC’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of SLIC as compared to the information shown in this Statement may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this Statement.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS
The following general discussion sets forth certain material U.S. federal income tax consequences of the Mergers to U.S. Holders and Non-U.S. Holders (each as defined below) that receive the Merger Consideration in exchange for SLIC Common Stock pursuant to the Mergers. This discussion does not address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, or under any U.S. federal laws other than those pertaining to income tax (e.g., estate or gift tax laws). In addition, this discussion does not address all aspects of U.S. federal income taxation, such as the alternative minimum tax or the Medicare tax on net investment income. This discussion is based upon the Code, the regulations promulgated under the Code, administrative rulings and judicial decisions, all as in effect on the date of this Statement. These authorities may change, possibly retroactively, and any change could affect the accuracy of the statements and conclusions set forth in this discussion.
This discussion addresses only those holders of shares of SLIC Common Stock that hold such shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to you in light of your particular circumstances or that may be applicable to you if you are subject to special treatment under the U.S. federal income tax laws, including if you are:
•
a financial institution;

•
a tax-exempt organization;

•
a partnership or other pass-through entity (or an investor therein);

•
an insurance company;

•
a dealer or broker in securities or currencies;

•
a trader in securities that elects mark-to-market treatment;

•
a U.S. Holder that has a functional currency other than the U.S. dollar;

•
a real estate investment trust;

•
a regulated investment company;

•
a controlled foreign corporation;

•
passive foreign investment company;

•
a qualified foreign pension fund;

•
a U.S. expatriate or one of certain former citizens or residents of the United States;

•
a person required to accelerate the recognition of any item of gross income with respect to SLIC Common Stock as a result of such income being recognized on an applicable financial statement; or

•
a holder of shares of SLIC Common Stock that holds such shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds SLIC Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. If you are a partner in a partnership holding SLIC Common Stock, you should consult your tax advisors regarding the consequences to you of the Mergers.
No ruling has been or will be obtained from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Mergers described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER OF SLIC COMMON STOCK. A HOLDER OF SLIC COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGERS IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER U.S. FEDERAL NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE. LOCAL OR NON-U.S. TAXING JURISDICTION.
U.S. Holders
For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of shares of SLIC Common Stock that is, for U.S. federal income tax purposes, any of the following:
•
an individual who is a citizen or resident of the United States;

•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a court within the United States and with respect to which one or more U.S. persons have the authority to control all of its substantial decisions; or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

Consequences of the Mergers to U.S. Holders
The receipt of the Merger Consideration by a U.S. Holder in exchange for SLIC Common Stock pursuant to the Mergers will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder’s gain or loss will be equal to the difference, if any, between the aggregate amount of Merger Consideration received in the Mergers and the U.S. Holder’s adjusted tax basis in the shares of SLIC Common Stock converted into the Merger Consideration in the Mergers. Such gain or loss will generally be capital gain or loss and will generally be long-term capital gain or loss if such U.S. Holder’s holding period in such shares of SLIC Common Stock is more than one year at the First Effective Time. However, any loss realized by a U.S. Holder with respect to shares of SLIC Common Stock that have been held for six months or less will be treated as long-term capital loss to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.
For non-corporate U.S. Holders (including individuals), long-term capital gains are currently eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of shares of SLIC Common Stock at different times and different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of shares of SLIC Common Stock.
Reporting Requirements
Under applicable U.S. Treasury regulations, if a U.S. Holder recognizes a loss with respect to shares of SLIC Common Stock of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the U.S. Holder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Holders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Non-U.S. Holders
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares of SLIC Common Stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

Consequences of the Mergers to Non-U.S. Holders
Any gain realized by a Non-U.S. Holder upon the receipt of the Merger Consideration in exchange for SLIC Common Stock pursuant to the Mergers generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States);

•
such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the Mergers, and certain other specified conditions are met; or

•
SLIC is or has been a “United States real property holding corporation” as such term is defined in Section 897(c)(2) of the Code (a “USRPHC”), at any time within the shorter of the five-year period preceding the Effective Time or such Non-U.S. Holder’s holding period with respect to the applicable shares of SLIC Common Stock, and certain other conditions are met.

A Non-U.S. Holder described in the first bullet point immediately above will be subject to tax on any gain realized pursuant to the Mergers in the same manner as if the Non-U.S. Holder were a U.S. Holder. In addition, if any Non-U.S. Holder described in the first bullet point immediately above is a foreign corporation, the gain realized by such Non-U.S. Holder may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. An individual Non-U.S. Holder described in the second bullet point immediately above will be subject to a 30% (or such lower rate as may be specified by an applicable income tax treaty) tax on any gain realized pursuant to the Mergers, which gain may be offset by U.S.-source capital losses even though the individual is not considered a resident of the United States.
Generally, a U.S. corporation is a USRPHC if the fair market value of its U.S. real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business (all as determined for U.S. federal income tax purposes). SLIC believes it is not and does not anticipate becoming a URSPHC.
Information Reporting and Backup Withholding
Information reporting and backup withholding (at a current rate of 24%) may apply to the Merger Consideration received by a holder pursuant to the Mergers. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form); (2) a Non-U.S. Holder that provides a certification of such Non-U.S. Holder’s non-U.S. status on an appropriate IRS Form W-8 (or a substitute or successor form); or (3) a holder that otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, if the required information is timely furnished to the IRS.
Withholding on Foreign Entities
Sections 1471 through 1474 of the Code, and the U.S. Treasury regulations and administrative guidance issued thereunder (“FATCA”), impose a 30% U.S. federal withholding tax on certain payments made to a “foreign financial institution” (as specially defined under these rules, and whether such foreign financial institution is the beneficial owner or an intermediary) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally will impose a 30% U.S. federal withholding tax on certain payments made to a non-financial foreign entity (whether such entity is the beneficial owner or an intermediary) unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a holder might be eligible for refunds or credits of such taxes.

The U.S. Treasury Department has released proposed regulations which, if finalized in their present form, would eliminate the 30% U.S. federal withholding tax for gross proceeds of a sale or other disposition of shares of common stock (such as SLIC Common Stock). In its preamble to such proposed regulations, the U.S. Treasury Department stated that taxpayers may generally rely on the proposed regulations until final regulations are issued. Holders of shares of SLIC Common Stock are encouraged to consult with their own tax advisors regarding the possible implications of FATCA on the receipt of the Merger Consideration in exchange for such shares pursuant to the Mergers.
THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL TAX CONSEQUENCES RELATING TO THE MERGERS. TAX MATTERS ARE VERY COMPLICATED, AND THE TAX CONSEQUENCES OF THE MERGERS TO YOU WILL DEPEND UPON THE FACTS OF YOUR PARTICULAR SITUATION. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE APPLICABILITY OF THE RULES DISCUSSED ABOVE AND THE PARTICULAR TAX EFFECTS OF THE MERGERS TO THEIR PARTICULAR SITUATION, INCLUDING THE APPLICATION OF STATE, LOCAL AND NON-U.S. TAX LAWS.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION
PIF
PIF’s Class S Units are not traded on a public market. PIF sells its Class S Units in private offerings in the United States under the exemption provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, Regulation S under the Securities Act and other exemptions from the registration requirements of the Securities Act, and PIF is authorized to offer and sell an unlimited number of Class S Units in such private offering.
As of March 31, 2024, PIF had 14,788 holders of record of Class S Units.
The following table summarizes PIF’s distributions declared and payable for the three months ended March 31, 2024:
Date Declared	Record Date	Payment Date	Per Unit Amount	Total Amount
For the Three Months Ended March 31, 2024
January 29, 2024	January 31, 2024	February 05, 2024	0.1513	$19,487
February 27, 2024	February 29, 2024	March 05, 2024	0.1512	20,505
March 26, 2024	March 31, 2024	April 04, 2024	0.1513	21,619
The following table summarizes PIF’s distributions declared and payable for the year ended December 31, 2023:
Date Declared	Record Date	Payment Date	Per Unit Amount	Total Amount
January 30, 2023	January 31, 2023	February 03, 2023	$0.1432	$10,073
February 28, 2023	February 28, 2023	March 03, 2023	0.1454	10,544
March 28, 2023	March 31, 2023	April 05, 2023	0.1460	11,104
April 26, 2023	April 30, 2023	May 03, 2023	0.1443	11,110
May 30, 2023	May 31, 2023	June 05, 2023	0.1450	11,970
June 27, 2023	June 30, 2023	July 06, 2023	0.1441	12,703
July 26, 2023	July 31, 2023	August 03, 2023	0.1453	13,279
August 28, 2023	August 31, 2023	September 06, 2023	0.1502	14,246
September 26, 2023	September 30, 2023	October 04, 2023	0.1507	15,181
October 27, 2023	October 31, 2023	November 03, 2023	0.1510	15,903
November 28, 2023	November 30, 2023	December 05, 2023	0.1502	16,848
December 27, 2023	December 31, 2023	January 4, 2024	0.1512	18,455
The following table summarizes PIF’s distributions declared and payable for the year ended December 31, 2022:

Date Declared	Record Date	Payment Date	Per Unit Amount	Total Amount
February 24, 2022	February 28, 2022	March 03, 2022	$0.0469	$1,134
March 25, 2022	March 31, 2022	April 05, 2022	0.0810	2,793
April 26, 2022	April 30, 2022	May 04, 2022	0.0865	3,644
May 25, 2022	May 31, 2022	June 03, 2022	0.0812	3,947
June 24, 2022	June 30, 2022	July 06, 2022	0.0900	4,838
July 28, 2022	July 31, 2022	August 03, 2022	0.0950	5,528
August 29, 2022	August 31, 2022	September 06, 2022	0.1044	6,289
September 26, 2022	September 30, 2022	October 06, 2022	0.1200	7,373
October 27, 2022	October 31, 2022	November 03, 2022	0.1255	8,074
November 28, 2022	November 30, 2022	December 05, 2022	0.1325	8,830
December 20, 2022	December 31, 2022	January 04, 2023	0.1441	9,814
PIF has adopted an “opt out” distribution reinvestment plan (“DRIP”). As a result, if the PIF Board authorizes, and PIF declares, a cash distribution, its unitholders will have their cash distributions automatically reinvested in additional units of the same class of units to which the distribution relates unless they specifically “opt out” of the DRIP and elect to receive distributions in cash.
SLIC
SLIC’s Common Stock is not traded on a public market. Shares of SLIC Common Stock are offered and sold in private offerings exempt from registration under the Securities Act under Section 4(a)(2) and Regulation D.
As of March 31, 2024, SLIC had 15 holders of record of SLIC Common Stock.
The following tables summarize SLIC’s distributions declared and payable to holders of the SLIC Common Stock for the three months ended March 31, 2024 (dollar amounts in thousands, except per share amounts):
Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
For the Three Months Ended March 31, 2024
February 29, 2024	March 29, 2024	April 25, 2024	$0.76	$20,734
During the three months ended March 31, 2024, SLIC accrued $15,630 and $15,630, respectively, of dividends to holders of the Series A Preferred Stock.
The following table summarizes SLIC’s distributions declared and payable for the year ended December 31, 2023 to holders of the SLIC Common Stock (dollar amounts in thousands, except per share amounts):
Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
March 28, 2023	March 28, 2023	April 20, 2023	$0.64	$16,517
June 27, 2023	June 27, 2023	July 20, 2023	0.68	18,551
September 26, 2023	September 26, 2023	October 25, 2023	0.72	19,643
December 28, 2023	December 28, 2023	January 25, 2024	0.78	21,280

The following table summarizes SLIC’s distributions declared and payable for the year ended December 31, 2022 to holders of SLIC Common Stock (dollar amounts in thousands, except per share amounts):
Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
March 25, 2022	March 25, 2022	April 22, 2022	$0.62	$12,551
June 24, 2022	June 24, 2022	July 25, 2022	0.55	12,160
September 26, 2022	September 28, 2022	October 20, 2022	0.56	13,333
December 20, 2022	December 20, 2022	January 19, 2023	0.60	14,285
For the years ended December 31, 2023 and December 31, 2022 SLIC paid approximately $62,520 and $62,520 of dividends to holders of the Series A Preferred Stock, respectively.

SELECTED FINANCIAL INFORMATION AND OTHER DATA OF SL INVESTMENT CORP.
The following table sets forth a summary of historical consolidated financial data for SLIC as of and for the fiscal years ended December 31, 2023 and 2022, and for the three months ended March 31, 2024. The selected financial data and the per share data set forth below should be read in conjunction with, the consolidated financial statements, including the notes thereto, and other financial information contained in SLIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”). More comprehensive financial information is included in the 2023 Form 10-K and the following summary is qualified in its entirety by reference to such report. For additional information, see the section entitled “Where You Can Find More Information.”
Consolidated Statement of Operations Data
	For the Three Months Ended March 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Total investment income	$34,855	$134,352	$83,441
Less: Net expenses	13,942	56,252	31,433
Net investment income (loss)	20,913	78,100	52,008
Less: Excise tax expense	21	93	4
Net investment income (loss) after taxes	20,892	78,007	52,004
Net change in unrealized appreciation (depreciation)	1,918	14,373	(28,306)
Net realized gain (loss)	(1,715)	81	202
Net increase (decrease) in net assets resulting from operations	21,095	92,461	23,900
Preferred Stock dividend	(16)	(63)	(63)
Net increase (decrease) in net assets resulting from operations attributable to holders of Common Stock	$21,079	$92,398	$23,837
Per common share data
Net investment income (loss) per common share (basic and diluted):	$0.77	$2.92	$2.34
Earnings (loss) per common share (basic and diluted)	$0.77	$3.45	$1.07
Distribution per share	$0.76	$2.82	$2.33
Consolidated Balance Sheet Data
	For the Three Months Ended March 31, 2024	For the Years Ended December 31,
		2023	2022
Balance Sheet Data:
Investments	$1,128,417	$1,146,036	$1,078,117
Cash	33,982	36,643	25,116
Total Assets	$1,200,865	$1,199,687	$1,135,857
Total liabilities	637,880	637,047	619,625
Total net assets	562,985	562,640	516,232
Net asset value per common share	$20.62	$20.60	$19.98

SELECTED FINANCIAL INFORMATION AND OTHER DATA OF NORTH HAVEN PRIVATE INCOME FUND LLC
The following table sets forth a summary of historical consolidated financial data for PIF as of and for the fiscal years ended December 31, 2023 and 2022, and for the three months ended March 31, 2024. The selected financial data and the per unit data set forth below should be read in conjunction with, the consolidated financial statements, including the notes thereto, and other financial information contained in PIF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”). More comprehensive financial information is included in the 2023 Form 10-K and the following summary is qualified in its entirety by reference to such report. For additional information, see the section entitled “Where You Can Find More Information.”
Consolidated Statement of Operations Data
	For the Three Months Ended March 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Total investment income	$105,969	$302,770	$103,428
Less: Net expenses	49,906	140,836	36,222
Net investment income (loss)	56,063	161,934	67,206
Less: Excise tax expense	15	70	200
Net investment income (loss) after taxes	56,048	161,864	67,006
Net change in unrealized appreciation (depreciation)	770	43,948	(76,254)
Net realized gain (loss)	(3,087)	106	(448)
Net increase (decrease) in members’ capital resulting from operations	$53,731	$205,918	$(9,696)
Per unit data
Net investment income (loss) per unit (basic and diluted):	$0.41	$1.77	$1.26
Earnings (loss) per unit (basic and diluted)	$0.40	$2.26	$(0.18)
Distribution per unit	$0.45	$1.77	$1.11
Consolidated Balance Sheet Data
	For the Three Months Ended March 31, 2024	For the Years Ended December 31,
		2023	2022
Balance Sheet Data:
Investments	$3,828,017	$3,195,486	$1,975,109
Cash	198,723	222,244	75,378
Total Assets	$4,079,568	$3,462,082	$2,075,223
Total liabilities	1,385,955	1,157,652	809,010
Total members’ capital	2,693,613	2,304,430	1,266,213
Net asset value per unit	$19.05	$19.11	$18.59

BUSINESS OF NORTH HAVEN PRIVATE INCOME FUND LLC
PIF is a Delaware limited liability company formed on March 4, 2021 and structured as a non-diversified, externally managed specialty finance company focused on lending to middle-market companies. PIF has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, PIF has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code.
PIF is a private, perpetual-life BDC, which is a BDC whose units are not listed for trading on a stock exchange or other securities market. PIF uses the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration whose units are intended to be sold monthly on a continuous basis at a price generally equal to PIF’s monthly net asset value per Class S Unit.
PIF is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that it is not limited by the 1940 Act with respect to the proportion of its assets that PIF may invest in securities of a single issuer. PIF is externally managed by the Adviser, an indirect wholly owned subsidiary of Morgan Stanley. PIF is not a subsidiary of, or consolidated with, Morgan Stanley.
PIF’s investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies in which private equity sponsors have a controlling equity stake in the portfolio company. For the purposes of this Statement, “middle-market companies” refers to companies that, in general, generate EBITDA, in the range of approximately $15 million to $200 million, although not all of PIF’s portfolio companies will meet this criterion.
PIF invests primarily in directly originated senior secured term loans including first lien senior secured term loans (including unitranche loans) and second lien senior secured term loans, with the balance of PIF’s investments expected to be in higher-yielding assets such as mezzanine debt, unsecured debt, equity investments and other opportunistic asset purchases. Typical middle-market senior loans may be issued by middle-market companies in the context of LBOs, acquisitions, debt refinancings, recapitalizations, and other similar transactions. PIF generally expects its debt investments to have a stated term of five to eight years and typically to bear interest at a floating rate usually determined on the basis of a benchmark such as the SOFR. PIF also makes investments in traded bank loans and other liquid debt securities of U.S. corporate issuers, including broadly syndicated loans, which may provide more liquidity than PIF’s private credit investments, for cash management purposes, including to manage payment obligations under PIF’s unit repurchase program.
PIF generates revenues primarily in the form of interest income from investments it holds. In addition, PIF generates income from dividends or distributions of income on any direct equity investments, capital gains on the sale of loans and debt and equity securities, and various other loan origination and other fees, including commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees.
The middle-market loans in which PIF generally invests are typically not rated by any rating agency, but PIF believes that if they were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s Ratings Services), which under the guidelines established by these rating agencies is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Debt instruments that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.”
PIF’s investment approach is focused on long-term credit performance, risk mitigation and preservation of principal. Utilizing its proprietary investment approach, PIF intends to execute on its investment objective by (1) drawing upon the Adviser’s and Morgan Stanley’s longstanding and deep relationships with middle-market companies, private equity sponsors, commercial and investment banks, industry executives and financial intermediaries to provide a strong pipeline of investment opportunities, (2) implementing the Adviser’s rigorous, fundamentals-driven and disciplined investment and risk management process, (3) drawing on the investment committee’s extensive experience in credit and principal investing, credit analysis and structuring and (4) accessing Morgan Stanley’s global resources.

By leveraging the established origination and underwriting capabilities within the MS Private Credit platform and targeting an attractive investing area in the U.S. middle-market, PIF believes it is able to offer attractive risk-adjusted returns to its investors. Despite recent market volatility, PIF believes the middle-market direct lending market environment continues to be attractive. PIF remains highly focused on conducting extensive due diligence and leveraging the Morgan Stanley platform. PIF continues to seek to invest in companies that are led by strong management teams, generate substantial free cash flow, have leading market positions, benefit from sustainable business models, and are well positioned to perform well despite the impact of recent market volatility. PIF believes the current market environment offers opportunities to seek compelling risk adjusted returns. PIF’s investment pace will depend on several factors including the market environment, including the current inflationary economic environment, and deal flow.
The Adviser
PIF entered into an investment advisory agreement with the Adviser on November 4, 2021 (the “PIF Investment Advisory Agreement”). Pursuant to the PIF Investment Advisory Agreement, PIF pays the Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The PIF Investment Advisory Agreement had an initial term of two years and continues thereafter from year to year if approved annually by a majority of PIF’s unitholders or a majority of the PIF Board, including a majority of the PIF directors who are not “interested persons”, as defined in the 1940 Act (the “PIF Independent Directors”). The renewal of the PIF Investment Advisory Agreement was most recently approved in August 2023.
Morgan Stanley launched its private credit platform in 2010. The private credit platform includes dedicated strategies targeting different credit products, asset yields and issuer sizes, resulting in a platform that PIF believes is well positioned to provide scale and flexible financing solutions to borrowers, maximize deal origination and enhance the ability to generate attractive risk adjusted returns for PIF’s unitholders. These strategies include U.S. private credit (referred to herein as MS Private Credit), European private credit and tactical credit.
The Adviser, an indirect, wholly owned subsidiary of Morgan Stanley, was established in 2007 and serves as the investment adviser for various funds, accounts and strategies, including the funds and accounts on the MS Private Credit platform, including the MS BDCs, and managed approximately $19.1 billion in committed capital3 as of May 1, 2024.
MS Private Credit’s primary areas of focus include:
•
Direct Lending.   The Direct Lending strategy includes PIF and the other MS BDCs advised by the Adviser and other funds and separately managed accounts. Investments made primarily in directly originated first lien senior secured and second lien senior secured loans, mezzanine notes, unsecured debt, preferred stock, and common stock issued by U.S. middle-market companies owned by private equity firms, typically, although not always, with annual EBITDA of up to $200 million. As of May 1, 2024, Direct Lending managed approximately $16.2 billion in committed capital.

•
Opportunistic Credit.   Investments made primarily in complex assets, unusual credit situations or companies experiencing difficulties in sourcing capital. Other potential investments included in this category may include purchasing public or private securities in the open market at deep discounts to their fundamental value. Investments are made primarily in first lien senior secured and second lien senior secured loans, mezzanine notes, unsecured debt, preferred stock and common stock issued by U.S. middle-market companies, typically, although not always, with annual EBITDA of $10 million to $100+ million. As of May 1, 2024, Opportunistic Credit managed approximately $2.9 billion in committed capital.

The Adviser’s investment committee servicing PIF, or the Investment Committee, is comprised of ten senior investment professionals of the Morgan Stanley Investment Management platform (“IM”) and is chaired by Jeffrey S. Levin, PIF’s Chief Executive Officer and President and a member of the PIF Board. The

3
Committed capital is calculated as aggregate capital commitments received and total committed leverage within each of the funds or accounts with exception for funds past their investment period, where committed capital is calculated as invested capital.

Investment Committee members have an average of 24 years of relevant industry experience and have experience investing across multiple credit cycles and different investing environments, including the global financial crisis of 2008. All investment decisions are reviewed and approved by the Investment Committee, which has principal responsibility for approving new investments and overseeing the management of existing investments.
The Adviser is served by experienced investment professionals, or the Investment Team, within the MS Private Credit platform. The Investment Team is responsible for origination, due diligence, underwriting, structuring and monitoring each investment throughout its life cycle. In addition to PIF’s executive officers and their support teams, the MS Private Credit platform is supported by numerous professionals in legal, compliance, risk management, finance, accounting and tax who help support the platform by providing guidance on PIF’s operations.
Morgan Stanley, the parent of the Adviser, is a global financial services firm whose predecessor companies date back to 1924 and, through its subsidiaries and affiliates, advises, originates, trades, manages and distributes capital for governments, institutions and individuals. Morgan Stanley maintains a significant market position in each of its business divisions — Institutional Securities Group, or ISG, Wealth Management, or WM, and IM. PIF is not a subsidiary of or consolidated with Morgan Stanley and Morgan Stanley does not guarantee any of PIF’s financial obligations.
IM is a global investment manager, delivering innovative investment solutions across public and private markets. As of March 31, 2024, IM managed approximately $1.5 trillion in assets under management across its business lines, which include equity, fixed income, liquidity, real assets and private investment funds.
Expense Support and Conditional Reimbursement Agreement
PIF has entered into the Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser. The Adviser may elect to pay PIF’s expenses on its behalf (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any of PIF’s interest expense and/or unitholder servicing fees. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to PIF in any combination of cash or other immediately available funds no later than 45 days after such commitment was made in writing, and/or offset against amounts due from PIF to the Adviser or its affiliates.
The Administrator
The Administrator, an indirect, wholly owned subsidiary of Morgan Stanley, provides the administrative services necessary for PIF to operate pursuant to the administration agreement between PIF and MS Private Credit Administrative Services LLC, as administrator (the “Administrator”) on November 4, 2021 (the “PIF Administration Agreement”). The PIF Administration Agreement was most recently renewed in August 2023.
PIF pays the Administrator PIF’s allocable portion of certain expenses incurred by the Administrator in performing its obligations under the PIF Administration Agreement, including PIF’s allocable portion of the cost of PIF’s Chief Financial Officer and Chief Compliance Officer. The Administrator is reimbursed for certain expenses it incurs on PIF’s behalf. The Administrator reserves the right to waive all or part of any reimbursements due from PIF at its sole discretion.
Investment Strategy
PIF’s primary investment strategy is to make privately negotiated senior secured credit investments in U.S. middle-market companies that have leading market positions, enjoy high barriers to entry, such as high startup costs or other obstacles that prevent new competitors from easily entering the portfolio company’s industry or area of business, generate strong and stable free cash flow and are led by a proven management team with strong private equity sponsor backing. PIF’s investment approach is focused on long-term credit performance, risk mitigation and preservation of capital. The Adviser employs a highly rigorous, fundamentals-driven and disciplined investment process developed and refined by the investment professionals of the MS Private Credit platform. The Investment Team works on a particular transaction from origination to close and continues to monitor each investment throughout its life cycle.
PIF invests primarily in companies backed by leading private equity sponsors with strong track records. PIF believes lending to sponsor-backed companies (or companies where private equity sponsors hold a controlling equity position) versus non-sponsor-backed companies (or companies where private equity sponsors do not hold a controlling equity position) has many distinct potential advantages including:
•
Strong, predictable deal flow given significant private equity committed capital;

•
Well-capitalized borrowers, including potential access to additional capital from sponsors, if needed;

•
Access to detailed financial, operational, industry data, and third-party legal and accounting due diligence reports conducted by the sponsor as part of their due diligence;

•
Proper oversight and governance provided by an experienced management team and a board of directors, as well as other industry and/or operating expertise from the sponsors;

•
Natural alignment of interests between lender and sponsor given focus on exit strategy; and

•
Supplemental diligence beyond the credit analysis of the borrower, given the ability to analyze track records of each private equity firm.

PIF has created what PIF believes is a defensive portfolio of investments focusing on generally avoiding issuer or industry concentration and anchoring PIF’s portfolio in first lien loans in order to mitigate risk and achieve PIF’s investment objective. PIF focuses primarily on U.S. middle-market companies. However, to the extent that PIF invests in foreign companies, PIF intends to do so in accordance with the limitations under the 1940 Act and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including the United Kingdom and countries that are members of the European Union, as well as Canada, Australia and Japan. PIF’s investment strategy is predicated on seeking to lend to companies with proven management teams in what PIF believes to be non-cyclical industry sectors. As of March 31, 2024, PIF’s exposure to businesses that the Adviser believes may be subject to business cycle volatility, was approximately 4.4% of PIF’s gross investment commitments, excluding the liquid loan portfolio.
Additionally, PIF typically avoids direct exposure to investments in certain sectors such as in companies whose primary revenues are related to retail, restaurants, energy, alcohol, tobacco, and pornography, and the avoidance of investments in such sectors is separate and apart from the ESG (as defined below) considerations described below. See “— Investment Process — Due Diligence & Structuring” below.
Investment Criteria
In order to achieve its investment objectives, PIF seeks to build an investment portfolio that consists primarily of directly originated floating rate first lien senior secured term loans (including unitranche loans) and second lien senior secured term loans of U.S. middle-market companies. The balance of PIF’s investments is expected to be in higher-yielding assets such as mezzanine debt, unsecured debt and equity investments in U.S. middle-market companies, and other opportunistic asset purchases. PIF’s debt investments typically have maturities of five to eight years. PIF seeks to create and has created what it believes is a defensive portfolio of investments by focusing on generally avoiding issuer or industry concentration and anchoring PIF’s portfolio in first lien loans in order to mitigate risk and achieve PIF’s investment objective.
PIF expects its target portfolio companies to exhibit some, or all, of the following characteristics at the time of the initial investment, although not all of PIF’s portfolio companies will meet these criteria:
•
EBITDA of $15 – $200 million;

•
Defensible, leading market positions;

•
Unique or specialized strategy or other meaningful barriers to entry;

•
Low technology or market risks;

•
Diversified product offering, customer and supplier base;

•
Stable cash flows;

•
Low capital expenditure requirements;

•
General avoidance of what PIF believes to be cyclical industry sectors;

•
Predominantly North American base of operations;

•
Typical loan-to-value of up to 60%; and

•
Experienced management teams with successful track records.

PIF expects that over the long term, its investments will include 70 – 80% first lien senior secured loans and 20 – 30% in second lien senior secured term loans, higher-yielding assets such as mezzanine debt, unsecured debt, and equity investments. In addition, PIF’s investments in the aggregate are generally expected to comply with the following guidelines, in all cases measured as a percentage of PIF’s gross assets:
•
Typical investment to represent between 1% and 3%;

•
No industry to represent more than 20%;

•
Non-U.S. portfolio companies not to exceed 10%; and

•
Target leverage of 1x – 1.25x (as measured by debt-to-equity, subject to a cap of 2.0x), meaning that for every $1 of equity, PIF will target $1 – $1.25 of debt and senior securities.

Key themes of PIF’s investment strategy include:
•
Maintaining an appropriate allocation of first lien senior secured and second lien senior secured debt to allow PIF to achieve attractive returns within the targeted risk profile, while investing prudently based on the market and economic environment;

•
Performing thorough fundamental business and industry due diligence;

•
Conducting in-depth due diligence on management teams and sponsors to bolster PIF’s position that PIF is investing in businesses led by experienced professionals;

•
Structuring investments focused on providing PIF with security, covenant protection and current income while seeking to provide PIF’s borrowers with adequate liquidity and flexibility to operate; and

•
Ongoing active management of PIF’s portfolio companies through consistent dialogue with management and/or the sponsor, review of financial reporting, monitoring of key performance indicators and evaluation of exit strategies.

Investment Criteria-Liquid Credit
The Adviser invests a portion of PIF’s portfolio in traded bank loans and other liquid debt securities of U.S. corporate issuers, including broadly syndicated loans, for cash management purposes including, among other things, to manage payment obligations under PIF’s unit repurchase program. These investments are primarily in floating rate first lien senior secured broadly distributed loans to U.S. corporate issuers. The Adviser focuses on issuers with a proven management team, strong market position, strong ownership and significant junior capital cushion, which means any equity and debt in the capital structure that ranks junior to the debt securities acquired by PIF, which the Adviser believes help mitigate risks.
Market Opportunity
PIF believes the middle-market direct lending market environment continues to be attractive, despite the recent market volatility resulting from elevated inflation and broader macroeconomic uncertainty.
Demand for Direct Lending Solutions
PIF believes that demand has increased for financing from direct lenders relative to other sources because of the attractiveness of the product as well as structural and market factors. According to Preqin, private credit’s share of the sub-investment grade credit market, relative to the high yield and syndicated loan markets, has increased from 3% in 2010 to 22% as of June 30, 2023.

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PIF believes that when sponsors experience the flexibility of private credit transactions and the speed and certainty of execution, they will continue to seek financing from non-bank lenders. PIF believes this presents a compelling opportunity for PIF to invest in quality companies on attractive terms and conditions.

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Bank participation in middle-market secured loans decreased in recent years. PIF believes recent market- driven disruptions in the regional bank sector could further constrain bank capacity for middle market secured lending.

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Certain private equity sponsors who historically sought to finance their transactions in the public, syndicated markets have turned to private credit providers, including PIF, to finance their transactions.

Large and Growing U.S. Middle-Market
PIF believes U.S. middle-market companies represent a large and growing opportunity set and will likely require additional amounts of private debt financing for various purposes.
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Recent data from Refinitiv LPC, a premier global provider of information on the syndicated loan and high yield bond markets, indicates that there are approximately $618 billion of middle-market loans with maturities between the second quarter of 2023 and the fourth quarter of 2029 that will likely require a refinancing event.

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In addition, data from Preqin shows that as of March 31, 2024, there was more than $1.0 trillion of raised, but not yet invested, capital by global private equity managers, representing a sizeable pool of support for both new and existing investments.

PIF expects that these two important dynamics will provide for significant financing opportunities for lenders like PIF who have longstanding and deep relationships with middle-market private equity firms.
Attractive Attributes of Senior Secured Middle-Market Direct Lending
PIF believes that focusing on lending to private equity owned middle-market businesses will provide for attractive risk adjusted return opportunities due to a series of structural and market factors. PIF has generally witnessed an improvement in terms in recent periods, including higher reference rates, generally conservative leverage profiles and lender-friendly documentation.
Although leveraged buyout activity has remained relatively subdued in recent quarters, the private credit market has continued to present high quality opportunities, that could offer compelling risk-adjusted returns.
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Middle-market companies, PIF believes, typically have less leverage, larger equity contributions, lower rates of default, and achieve higher recoveries as compared to broadly syndicated loans. PIF believes middle-market loans also tend to garner more attractive pricing, conservative structures, tighter legal documentation, meaningful financial covenants, and provide for greater access to management than broadly syndicated loans. Furthermore, PIF believes middle-market loans often avoid riskier large deal debt characteristics such as covenant-lite structures. Maintaining financial covenants allows PIF to diagnose and respond to borrower underperformance typically before value materially erodes. PIF believes it is this more conservative loan structuring that also contributes to the better overall performance of middle-market loans.

Competitive Advantages
PIF believes it is able to execute on its investment objective and achieve attractive risk-adjusted returns as a result of its competitive strengths. In addition to the Adviser’s relationships with middle-market private equity firms, Morgan Stanley has relationships with many middle-market private equity firms and middle-market companies that may provide significant investment opportunities. MS Private Credit is the primary private credit investment management platform of Morgan Stanley. The Adviser capitalizes on the significant number of lending opportunities with middle-market companies through relationships established by Morgan Stanley and otherwise. PIF believes the large volume of potential lending opportunities and scale of the MS Private Credit origination and due diligence platform allows PIF to increase investment selectivity and potentially enhance risk-adjusted returns.
Ability to Leverage Morgan Stanley’s Relationships and Network
Morgan Stanley has a substantial network of business relationships with individuals, companies, institutions and governments in the United States and around the world, which PIF believes is a potential source of investment opportunities for PIF and differentiates PIF relative to other BDCs. Additionally, PIF believes that this network may potentially assist PIF’s portfolio companies through PIF’s efforts to make introductions and referrals to the investment banking and capital markets services of Morgan Stanley.
In all cases, subject to applicable laws, rules and regulations, information barriers, confidentiality provisions and policies and procedures, the Adviser utilizes Morgan Stanley’s global resources throughout the life cycle of each investment. The Investment Teams consult with teams across IM, ISG (and its business units, Investment Banking, Sales and Trading, Commodities and Equity and Fixed Income Research) and WM to assess potential investments and determine the investment opportunities to which PIF should devote substantial time and resources. PIF believes that it benefits, where appropriate, from the expertise, infrastructure, track record, relationships and institutional knowledge of Morgan Stanley.
Access to certain parts of Morgan Stanley may be limited in certain instances by a number of factors, including third-party confidentiality obligations and information barriers established by Morgan Stanley in order to manage compliance with applicable law and potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act and internal policies and procedures. The investment sources described above are not necessarily indicative of all sources that the Adviser may utilize in sourcing investments for PIF. There can be no assurance that the Adviser will be able to source investments from any one or more parts of the Morgan Stanley network, implement PIF’s strategy, achieve PIF’s investment objectives, find investments that fit its investment criteria or avoid substantial losses.
Highly Differentiated Deal Sourcing Advantages
PIF believes the relationships that the Investment Team maintains with sponsors, commercial and investment banks, industry executives and financial intermediaries provides a strong pipeline of proprietary investment opportunities. However, unlike many other competing alternative lending strategies, the Adviser operates within a global financial institution with multiple groups within Morgan Stanley. PIF expects the broader Morgan Stanley platform to be a source of potential lending opportunities. PIF believes this position within Morgan Stanley is a key factor that differentiates PIF and constitutes a meaningful competitive advantage relative to other private credit funds and BDCs.
Distinctive Approach to Credit Investing and Due Diligence
PIF believes that the Adviser utilizes an investment approach that is differentiated in the industry. The Adviser employs a highly rigorous, fundamentals-driven and disciplined investment process which has been developed utilizing Morgan Stanley’s extensive investing experience. The Adviser generally seeks to invest in companies that have leading, defensible market positions, generate strong and stable free cash flow, and have high barriers to entry, highly capable management teams and strong private equity sponsor ownership. PIF believes that the Adviser’s investment approach coupled with PIF’s portfolio construction strategy, flexible capital, and focus on financial covenant protection, differentiates PIF from PIF’s competitors.
Experienced and Accomplished Investment Team & Investment Committee
The Investment Team is led by investment professionals with extensive experience in credit and principal investing, credit analysis, credit origination and structuring. Jeffrey S. Levin, PIF’s Chief Executive Officer and President and member of the PIF Board, has principal management responsibility for PIF and serves as Chair of the Investment Committee. Mr. Levin has over 22 years of experience in direct lending, mezzanine lending, credit investing and leveraged finance, and he also currently serves as the Chief Executive Officer and President and a member of the board of directors of each of the MS BDCs. Prior to that, through his tenure at The Carlyle Group as Managing Director and Partner, a member of the management team of the Carlyle private credit platform and as President of certain BDCs managed by affiliates of The Carlyle Group, he also has direct experience in successfully capitalizing and managing BDCs. Before working at The Carlyle Group, Mr. Levin was a founding member of the MS Private Credit platform.
The Investment Committee members have an average of 24 years of relevant industry experience. The Investment Committee is comprised of senior members of IM and provides guidance to the Investment Team throughout the investment process.
In addition, the Investment Team has strong private equity sponsor and intermediary relationships and a highly developed network within Morgan Stanley. Collectively, the investment professionals of the Adviser have substantial leveraged lending experience, and PIF believes the Investment Team is well positioned to generate attractive risk-adjusted returns.
MS Credit Partners Holdings, Inc. Investment
MS Credit Partners Holdings, Inc., an indirect, wholly owned subsidiary of Morgan Stanley and an affiliate of the Adviser, has entered into subscription agreements and has made capital contributions at the closings of PIF’s continuous private offering representing an aggregate capital contribution of $25.0 million, in exchange for 1,256,051 Units. Because MS Credit Partners Holdings, Inc. has made an aggregate capital contribution of $25.0 million as of the date of this Statement, MS Credit Partners Holdings, Inc. has no further obligation, contractual or otherwise, to support PIF. Morgan Stanley has no history of financially supporting any of the BDCs on the MS Private Credit platform, even during periods of financial distress.
Investment Process
PIF’s investment activities are managed by the Adviser. The Adviser is responsible for origination, underwriting, structuring and monitoring PIF’s investments.
The Adviser’s investment process has five stages: Origination, Preliminary Screen, Due Diligence & Structuring, Investment Committee Approval & Closing and Portfolio Management, and it employs the same rigorous and disciplined investment process to all types of investments. The Investment Team works on a particular transaction from origination to close and continues to monitor each investment throughout its life cycle.
Origination
PIF believes it benefits from the Adviser’s highly differentiated direct origination platform. The MS Private Credit origination platform is complemented by opportunities sourced by other Morgan Stanley divisions and businesses.
The Firm has deep relationships with many middle-market private equity firms and middle-market companies that may provide significant investment opportunities. MS Private Credit is the primary private credit investment management platform across Morgan Stanley. The Adviser seeks to capitalize on the significant number of lending opportunities with middle-market companies through relationships established by Morgan Stanley.
PIF believes the large volume of untapped potential lending opportunities and the scale of the MS Private Credit origination and due diligence platform allows PIF to increase investment selectivity and potentially enhance risk-adjusted returns.
Preliminary Screen
An initial review of each investment opportunity is conducted by the Investment Team to determine whether it is consistent with PIF’s investment objectives and credit standards. If the opportunity fits PIF’s investment objective and 1940 Act requirements, the opportunity is further evaluated by the Investment Team. The Investment Team utilizes the extensive industry expertise resident in IM and ISG (subject in all cases to applicable regulations, confidentiality provisions, information barriers and policies and procedures) to assist in this preliminary evaluation. Access to these resources allows the Investment Team to assess each opportunity quickly and effectively and enables it to focus only on compelling opportunities.
If the members of the Investment Team conducting the initial review conclude that the investment opportunity meets PIF’s objectives, the Investment Team prepares a screening memo which is discussed with a subset of the Investment Committee at a Preliminary Screen meeting. At a Preliminary Screen meeting, the Investment Team presents an overview of the business, proposed capital structure, proposed terms (if applicable at this stage), key investment highlights and risks, and preliminary financial analysis. Opportunities that are approved at the Preliminary Screen meeting advance to the Due Diligence & Structuring phase.
Due Diligence & Structuring
All investment opportunities that pass the Preliminary Screen are subject to a comprehensive due diligence process. The Adviser uses both internal and external resources in its due diligence process including leveraging the extensive industry expertise resident in Morgan Stanley’s businesses (subject in all cases to applicable regulations, confidentiality provisions, information barriers and policies and procedures). Diligence typically involves meeting with company management and the private equity sponsor to achieve a comprehensive understanding of the portfolio company’s competitive positioning, competitive advantage, company strategy and risks and mitigants associated with the proposed investment.
Additionally, the Investment Team, to the extent applicable, conducts supplemental diligence including:
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Financial analysis;

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Capital structure review;

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Covenant analysis;

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Review of third-party due diligence reports (financial, industry, legal, technology, insurance and/or environmental);

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Industry research;

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Customer calls;

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Industry expert calls;

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Management background checks;

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Consideration of environmental, social and governance (“ESG”) issues; and

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Negotiation of legal documentation.

The Investment Team reviews ESG considerations as part of its due diligence process. As a part of ESG due diligence, the Investment Team evaluates each potential borrower utilizing a standard ESG template to determine an ESG score for each potential borrower. Borrowers who score beneath an internally set threshold require additional discussion and consideration by the Investment Committee. The identification of a material ESG risk will not necessarily be determinative in the Adviser’s decision to lend to a potential borrower, and PIF may invest in portfolio companies that score poorly in the Adviser’s ESG due diligence. In addition, material ESG issues are reported and discussed as part of the Adviser’s ongoing portfolio management processes on a regular basis.
Investment Committee Approval & Closing
The Investment Committee is engaged throughout the investment process to provide guidance on best practices, industry expertise and related deal experience drawn from their relevant experience.
Based on the findings in the Due Diligence & Structuring phase, the Investment Team prepares a detailed memo that is presented to the Investment Committee.
A majority of the Investment Committee, including approval by Mr. Levin, must approve a transaction in order for PIF to pursue the opportunity. Once approved, the Investment Team works towards closing and funding the investment. Any changes to the investment after approval along with key legal terms are documented and circulated to the Investment Committee prior to closing in the form of a closing memo.
Portfolio Management
PIF believes that proactive monitoring of its portfolio companies is an important part of the investment process. The Adviser engages in formal and informal dialogue with portfolio company management teams, private equity sponsors, suppliers and customers, as appropriate, through conversations facilitated, in part, by Morgan Stanley’s global network in an attempt to give PIF an ongoing advantage relative to other investors. The Adviser receives monthly or quarterly financial reports from portfolio companies. This information access and ongoing interactions with portfolio companies and sponsors should provide the Adviser with the ability to anticipate any potential performance or liquidity issues at an early stage and to work proactively toward mitigating potential losses. The Adviser holds quarterly portfolio reviews. In conjunction with the quarterly portfolio reviews, the Adviser compiles a quarterly risk report that examines, among other things, migration in portfolio and loan level investment mix, industry diversification, ESG review, internal risk ratings, revenue, EBITDA and leverage.
Frequency of review of individual loans is determined on a case-by-case basis, based on an Internal Risk Rating, total exposure and other criteria set forth by the Investment Committee. Performing loans, or loans on which the borrower has historically made payments of principal and interest on time, are typically discussed every quarter, while any loan that has been downgraded under PIF’s Internal Risk Rating scale is typically discussed quarterly at a minimum and more frequently as appropriate. In addition, the Adviser holds monthly “watchlist” meetings which include a discussion of all transactions that have been downgraded, or are at risk for downgrade, under the Adviser’s Internal Risk Rating system.
As part of the monitoring process, the Adviser has developed risk policies pursuant to which it regularly assesses the risk profile of each of PIF’s debt investments. The Adviser has developed a classification system to group investments into four categories. The investments are evaluated regularly and assigned a category based on certain credit metrics. The Adviser’s ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of PIF’s investments. Please see below for a description of the four categories of the Adviser’s Internal Risk Rating system:
Risk Rating 1 — In the opinion of the Adviser, investments in Risk Rating 1 involve the least amount of risk relative to PIF’s initial cost basis at the time of origination or acquisition. Risk Rating 1 investments performance is above PIF’s initial underwriting expectations and the business trends and risk factors are generally favorable, which may include the performance of the portfolio company, or the likelihood of a potential exit.
Risk Rating 2 — In the opinion of the Adviser, investments in Risk Rating 2 involve a level of risk relative to our initial cost basis at the time of origination or acquisition. Risk Rating 2 investments are generally performing in line with PIF’s initial underwriting expectations and risk factors to ultimately recoup the cost of PIF’s principal investment and are neutral to favorable. All new originated or acquired investments are initially included in Risk Rating 2.
Risk Rating 3 — In the opinion of the Adviser, investments in Risk Rating 3 indicate that the risk to PIF’s ability to recoup the initial cost basis at the time of origination or acquisition has increased materially since the origination or acquisition of the investment, such as declining financial performance and non-compliance with debt covenants; however principal and interest payments are not more than 120 days past due.
Risk Rating 4 — In the opinion of the Adviser, investments in Risk Rating 4 involve a borrower performing substantially below expectations and indicate that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. For Risk Rating 4 investments, it is anticipated that PIF will not recoup PIF’s initial cost basis and may realize a substantial loss of PIF’s initial cost basis at the time of origination or acquisition upon exit.

The Adviser rates the investments in PIF’s portfolio at least quarterly and it is possible that the rating of a portfolio investment may be changed over time. For investments rated 3 or 4, the Adviser enhances its level of scrutiny over the monitoring of such portfolio company by conducting a formal review of the portfolio company on a monthly basis and taking any actions deemed appropriate from the results of such review.
Beyond the policies and protocols detailed above, the Investment Team performs analysis and projections in response to market conditions to assess potential exposure to PIF’s portfolio. Sample analysis includes evaluation of the impact from market, economic and geopolitical conditions that may from time to time result in periods of capital markets volatility and economic uncertainty.
The Internal Risk Ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of PIF’s investments.
Liquid Loan Portfolio
The Adviser invests a portion of PIF’s portfolio in traded bank loans and other liquid debt securities of U.S. corporate issuers, including broadly syndicated loans, for cash management purposes including, among other things, to manage payment obligations under PIF’s unit repurchase program. The Adviser’s credit research analysts, specialized by industry, conduct a thorough four-part analysis — fundamental credit analysis, quantitative analysis, structural analysis and relative value analysis and identify investments that meet the parameters.
Allocation of Investment Opportunities and Potential Conflicts of Interest; Co-Investment Opportunities
As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of PIF’s unitholders. Morgan Stanley has advised and may advise clients and has sponsored, managed or advised Affiliated Investment Accounts (as defined below) with a wide variety of investment objectives that in some instances may overlap or conflict with PIF’s investment objectives and present conflicts of interest. Certain members of the Investment Team and the Investment Committee will make investment decisions on behalf of Affiliated Investment Accounts, including Affiliated Investment Accounts with investment objectives that overlap with PIF’s investment objectives. The term “Affiliated Investment Accounts” includes certain alternative investment funds, regulated funds and investment programs, accounts and businesses that are advised by or affiliated with the Adviser or its affiliates or through which IM otherwise conducts its business, together with any new or successor to such funds, programs, accounts or businesses. For instance, the Adviser serves as the investment adviser to the other MS BDCs, whose investment objectives overlap with PIF’s investment objectives. For the avoidance of doubt, PIF is not a subsidiary of or consolidated with Morgan Stanley. Furthermore, Morgan Stanley has no obligation, contractual or otherwise, to financially support PIF. Morgan Stanley has no history of financially supporting any of the BDCs on the MS Private Credit platform, even during periods of financial distress.
These activities create potential conflicts in allocating investment opportunities among PIF and other Affiliated Investment Accounts. As a BDC regulated under the 1940 Act, PIF is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will, in certain circumstances, limit its ability to make investments or enter into other transactions alongside the Adviser and other Affiliated Investment Accounts. Although the Adviser has implemented allocation policies and procedures, there can be no assurance that such regulatory restrictions will not adversely affect PIF’s ability to capitalize on attractive investment opportunities.
PIF may, however, invest alongside the Affiliated Investment Accounts in certain circumstances where doing so is consistent with the Adviser’s allocation policies and procedures, applicable law and SEC staff interpretations, guidance and any exemptive relief order applicable to PIF and/or the Adviser. The SEC has granted the Adviser an exemptive order (as amended, the “Order”) that allows PIF to enter into certain negotiated co-investment transactions alongside certain Affiliated Investment Accounts, in a manner consistent with its investment objective, positions, policies, strategies, and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the Order. Pursuant to the Order, PIF is permitted to co-invest with its affiliates if a “required majority” (as defined in Section 57(o) of the

1940 Act) of its eligible directors makes certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to PIF and its unitholders and do not involve overreaching in respect of PIF or its unitholders on the part of any person concerned, and (2) the transaction is consistent with the interests of PIF’s unitholders and is consistent with PIF’s investment objective and strategies.
The Adviser has applied for a new exemptive relief order which, if granted, would supersede the Order and would permit PIF greater flexibility with respect to negotiated co-investment transactions alongside certain Regulated Funds and Affiliated Funds (each as defined in the application). There can be no assurance that the Adviser will obtain such new exemptive relief from the SEC.
Competition
PIF’s primary competitors in providing financing to middle-market companies include public and private investment funds, other BDCs, commercial finance companies and, to the extent they provide an alternative form of financing, private equity, mezzanine and hedge funds, as well as issuers of collateralized loan obligations (“CLOs”) and other structured loan funds, and to a lesser extent, commercial and investment banks. Some of PIF’s potential competitors may be more experienced and may have more resources than PIF does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to PIF. PIF’s competitors have incurred, or may in the future incur, leverage to finance their debt investments at levels or on terms more favorable than those available to PIF. In addition, some of PIF’s competitors may have higher risk tolerances or different risk assessments than PIF does, which could allow them to consider a wider variety of investments and establish more relationships than PIF.
Among other factors, the returns on investments available in the marketplace are a function of the supply of investment opportunities and the amount of capital investing in such opportunities. Strong competition for investments, including from new competitors, could result in fewer investment opportunities and less favorable pricing for PIF, as its competitors target the same or similar investments that PIF intends to purchase. Moreover, identifying attractive investment opportunities is difficult and involves a high degree of uncertainty.
Implications of Being an Emerging Growth Company
PIF currently is and expects to remain an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), until the earliest of:
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the last day of its fiscal year in which the fifth anniversary of any initial public offering of its units;

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the end of the fiscal year in which PIF’s total annual gross revenues first exceed $1.235 billion;

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the date on which PIF has, during the prior three-year period, issued more than $1.0 billion in non-convertible debt; and

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the last day of a fiscal year in which PIF (1) has an aggregate worldwide market value of units held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of PIF’s most recently completed second fiscal quarter and (2) has been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Under the JOBS Act and the Dodd-Frank Act, PIF is exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, which would require that its independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting, until such time as PIF ceases to be an emerging growth company and becomes an accelerated filer as defined in Rule 12b-2 under the Exchange Act. This may increase the risk that material weaknesses or other deficiencies in its internal control over financial reporting go undetected.
Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. PIF has made an irrevocable election not to take advantage of this exemption from new or revised accounting standards. PIF therefore is subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.
Capital Resources and Borrowings
As a RIC, PIF intends to distribute substantially all of its net income to its unitholders. PIF anticipates generating cash from the issuance of units and cash flows from operations, including interest received on PIF’s debt investments.
Additionally, PIF is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of units senior to its Class S Units if its asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. As of March 31, 2024 and December 31, 2023, PIF’s asset coverage ratio was 343.09% and 351.39%, respectively.
While any indebtedness and senior securities remain outstanding, PIF must take provisions to prohibit any distribution to its unitholders (which may cause PIF to fail to distribute amounts necessary to avoid entity-level taxation under the Code), or the repurchase of such securities or units unless PIF meets the applicable asset coverage ratios at the time of the distribution or repurchase. In addition, PIF must also comply with positive and negative covenants customary for these types of facilities.
Unit Repurchase Program
PIF does not intend to list its units on a securities exchange, and PIF does not expect there to be a public market for its units. As a result, if a unitholder purchases its units, the unitholder’s ability to sell units will be limited.
PIF intends to limit the number of units to be repurchased in each quarter to no more than 5% of its outstanding units (either by number of units or aggregate net asset value) as of such quarter end. All units purchased by PIF pursuant to the terms of each offer to repurchase will be retired and thereafter will be authorized and unissued units.
Any periodic repurchase offers will be subject in part to PIF’s available cash and compliance with the BDC and RIC qualification and diversification rules promulgated under the 1940 Act and the Code, respectively. While PIF intends to conduct quarterly repurchase offers as described above, PIF is not required to do so and may suspend or terminate the unit repurchase program at any time. As a result, unit repurchases may not be available each quarter. PIF has conducted such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act.
A unitholder may tender all of the units owned. There is no repurchase priority for a unitholder under the circumstances of death or disability of such unitholder.
In the event the amount of units tendered exceeds the repurchase offer amount, units will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the unit repurchase plan, as applicable. PIF will have no obligation to repurchase units, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent PIF from accommodating all repurchase requests made in any quarter. PIF’s unit repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.
PIF will offer to repurchase units on such terms as may be determined by the PIF Board in its complete and absolute discretion unless, in the judgment of the PIF Independent Directors, such repurchases would not be in the best interests of its unitholders or would violate applicable law.
There is no assurance that the PIF Board will exercise its discretion to offer to repurchase units in any given quarter, or at all, or that there will be sufficient funds available to accommodate all of its unitholders’ requests for repurchase. As a result, PIF may repurchase less than the full amount of units that a unitholder requests to have repurchased. If PIF does not repurchase the full amount of a unitholder’s units requested to be repurchased, or PIF determines not to make repurchases of a unitholder’s units, a unitholder will likely not be able to dispose of units, even if PIF under-performs. Any periodic repurchase offers will be subject in part to PIF’s available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Unitholders will pay neither a direct nor indirect fee to PIF in connection with PIF’s repurchase of units under the unit repurchase program.
PIF will repurchase units from unitholders pursuant to written tenders on terms and conditions that the PIF Board determines to be fair to PIF and to all unitholders. When the PIF Board determines that PIF will repurchase units, notice will be provided to unitholders describing the terms of the offer, containing information unitholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.
Unitholders deciding whether to tender their units during the period that a repurchase offer is open may obtain PIF’s most recent net asset value per unit in its filings with the SEC, which are available to the public through the SEC’s website (http://www.sec.gov). Upon acceptance by PIF of tendered units for repurchase, a unitholder will no longer have the rights of a unitholder, including, without limitation, voting rights and the right to receive distributions upon tendered units.
Repurchases of units from unitholders by PIF will be paid in cash promptly after the determination of the relevant net asset value per unit is finalized. Repurchases will be effective after receipt and acceptance by PIF of eligible written tenders of units from unitholders by the applicable repurchase offer deadline. PIF does not impose any charges in connection with repurchases of units. All units purchased by PIF pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued units.
If during any consecutive period of four calendar quarters, PIF does not complete a tender offer in which PIF accepts for repurchase the lesser of (i) 100% of properly tendered units and (ii) 5% of the outstanding units (either by number of units or aggregate net asset value) as of such quarter end (a “Qualifying Tender”), PIF will not make commitments for new portfolio investments (excluding short-term cash management investments under 30 days in duration) and will reserve available assets to satisfy future tender requests until a Qualifying Tender occurs; provided, however, that PIF will continue to use available funds and liquidity (a) to pay, and/or establish reserves for, PIF’s actual or anticipated expenses, including a management fee and incentive fees, any amounts that may become due under any borrowings or other financings or similar obligations and any other liabilities, contingent or otherwise, whether incurred before, during or after the end of the relevant four calendar quarter period, (b) to fulfill investment commitments made or approved by the Adviser’s investment committee prior to the expiration of the relevant four calendar quarter period, (c) to fund follow-on investments made in existing portfolio companies (including transactions to hedge interest rates relating to such additional investments) and amounts to protect the value of existing investments (for example, without limitation, follow-on debt or equity investments made to protect existing investments) as necessary, (d) to engage in hedging transactions, (e) to fund obligations under any guarantee or indemnity made by PIF prior to the end of the relevant four calendar quarter period, (f) to fulfill obligations with respect to any purchase price due from an investor on a drawdown date that such investor fails to pay or (g) as necessary for PIF to comply with applicable laws and regulations, including the 1940 Act and the Code.
The majority of PIF’s assets will consist of instruments that cannot generally be readily liquidated without impacting its ability to realize full value upon their disposition. Therefore, PIF may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for unit repurchases, PIF intends to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. PIF may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and PIF has no limits on the amounts PIF may pay from such sources. Should making repurchase offers, in PIF’s judgment, place an undue burden on its liquidity, adversely affect its operations or risk having an adverse impact on PIF as a whole, or should PIF otherwise determine that investing its liquid assets in originated loans or other illiquid investments rather than repurchasing its units is in the best interests of PIFas a whole, then PIF may choose to offer to repurchase fewer units than described above, or none at all.
Payment for repurchased units may require PIF to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase its investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the PIF Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of units.
Legal Proceedings
PIF, the Adviser and the Administrator may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of PIF’s rights under contracts with its portfolio companies. Each of PIF, the Adviser and the Administrator is not currently subject to any material legal proceedings, nor, to its knowledge, is any material legal proceeding threatened against PIF.
Properties
PIF’s headquarters are located at 1585 Broadway, New York, NY 10036. PIF believes that its office facilities are suitable and adequate for its business as it is contemplated to be conducted. PIF does not own any real estate.
Staffing
PIF does not currently have any employees. PIF’s day-to-day investment operations are managed by the Adviser, and the Administrator provides services necessary to conduct PIF’s business. PIF pays no compensation directly to any interested director or executive officer of PIF.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF NORTH HAVEN PRIVATE INCOME FUND LLC
OVERVIEW
PIF is a non-diversified, externally managed specialty finance company focused on lending to middle-market companies. PIF has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, PIF has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. PIF is externally managed by the Adviser, an indirect wholly owned subsidiary of Morgan Stanley. PIF is not a subsidiary of, or consolidated with, Morgan Stanley.
PIF is a private, perpetual-life BDC, which is a BDC whose units are not listed for trading on a stock exchange or other securities market. PIF uses the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration whose units are intended to be sold monthly on a continuous basis at a price generally equal to its monthly net asset value per unit. PIF is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that it is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer.
PIF’s investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies in which private equity sponsors have a controlling equity stake in the portfolio company. For the purposes of this Statement, “middle-market companies” refers to companies that, in general, generate annual EBITDA in the range of approximately $15 million to $200 million, although not all of PIF’s portfolio companies will meet this criterion.
PIF invests primarily in directly originated senior secured term loans, including first lien senior secured term loans (including unitranche loans) and second lien senior secured term loans, with the balance of its investments expected to be in higher-yielding assets such as mezzanine debt, unsecured debt, equity investments and other opportunistic asset purchases. Typical middle-market senior loans may be issued by middle-market companies in the context of LBOs, acquisitions, debt refinancings recapitalizations, and other similar transactions. PIF generally expects its debt investments to have a stated term of five to eight years and typically bear interest at a floating rate usually determined on the basis of a benchmark (such as SOFR). PIF also makes investments in traded bank loans and other liquid debt securities of U.S. corporate issuers, including broadly syndicated loans, which may provide more liquidity than its private credit investments, for cash management purposes, including to manage payment obligations under its unit repurchase program.
PIF generates revenues primarily in the form of interest income from investments it holds. In addition, PIF generates income from dividends or distributions of income on any direct equity investments, capital gains on the sale of loans and equity investments and various other loan origination and other fees, including commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees.
Pursuant to the Order, PIF is able to enter into certain negotiated co-investment transactions alongside certain Regulated Funds and Affiliated Funds (each as defined in the Order) in a manner consistent with its investment objective, positions, policies, strategies, and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the Order. Pursuant to the Order, PIF is permitted to co-invest with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its eligible directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to PIF and its unitholders and do not involve overreaching in respect of PIF or its unitholders on the part of any person concerned, and (2) the transaction is consistent with the interests of PIF unitholders and is consistent with its investment objective and strategies.
The Adviser has applied for a new exemptive relief order which, if granted, would supersede the Order and would permit PIF greater flexibility with respect to negotiated co-investment transactions alongside certain Regulated Funds and Affiliated Funds (each as defined in the application). There can be no assurance that the Adviser will obtain such new exemptive relief from the SEC.

KEY COMPONENTS OF PIF’S RESULTS OF OPERATIONS
Investments
PIF’s level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt available to middle-market companies, the general economic environment and the competitive environment for the type of investments PIF makes.
Revenue
PIF generates revenue primarily in the form of interest income on debt investments it holds. In addition, PIF generates income from dividends or distributions of income on direct equity investments, capital gains on the sales of loans and equity securities and various loan origination and other fees. PIF’s debt investments generally have a stated term of five to eight years and typically bear interest at a floating rate usually determined on the basis of a benchmark such as SOFR, or historically LIBOR. Interest on these debt investments is generally paid quarterly. In some instances, PIF receives payments on its debt investments based on scheduled amortization of the outstanding balances. In addition, PIF may receive repayments of some of its debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. PIF’s portfolio activity also reflects the proceeds of sales of securities. PIF may also generate revenue in the form of commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees.
Expenses
PIF’s primary operating expenses include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to the Adviser pursuant to the PIF Investment Advisory Agreement; (ii) costs and other expenses and PIF’s allocable portion of overhead incurred by the Administrator in performing its administrative obligations under the PIF Administration Agreement; and (iii) other operating expenses as detailed below:
•
initial organization costs and offering costs incurred;

•
costs associated with any private offerings of PIF’s Class S Units and any other securities offerings;

•
the cost of effecting any sales and repurchases of Class S Units and other securities, including servicing fees;

•
calculating individual asset values and PIF’s net asset value (including the cost and expenses of any third-party valuation services);

•
out of pocket expenses, including travel, entertainment, lodging, and meal expenses, incurred by the Adviser, or members of its investment team or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies (including, without limitation, any reverse termination fees and any liquidated damage and any costs related to broken deals) and monitoring actual portfolio companies and, if necessary, enforcing PIF’s rights;

•
base management fee and any incentive fees payable under the PIF Investment Advisory Agreement;

•
certain costs and expenses relating to distributions paid by PIF;

•
administration fees payable under the PIF Administration Agreement and any sub-administration agreements, including related expenses;

•
arrangement, debt service and other costs of borrowings, senior securities or other financing arrangements;

•
the allocated costs incurred by the Adviser in providing managerial assistance to those portfolio companies that request it;

•
amounts payable to third parties relating to, or associated with, sourcing, evaluating, making, settling, clearing, monitoring, holding or disposing of prospective or actual investments;

•
the costs associated with subscriptions to data service, research-related subscriptions and expenses and quotation equipment and services used in making or holding investments;

•
dues and expenses incurred in connection with membership industry or trade organizations;

•
fees and expenses payable under any dealer manager agreements;

•
escrow agent, distribution agent, transfer agent and custodial fees and expenses;

•
costs of derivatives and hedging;

•
commissions and other compensation payable to brokers or dealers;

•
any fees payable to rating agencies;

•
federal and state registration fees;

•
the cost of effecting any sales and repurchases of Class S Units and other securities, including servicing fees;

•
U.S. federal, state and local taxes, including any excise taxes;

•
costs incurred in connection with the formation or maintenance of entities or vehicles to hold PIF’s assets for tax or other purposes;

•
Independent Director fees and expenses;

•
costs of preparing consolidated financial statements and maintaining books and records, costs of preparing tax returns, costs of 1940 Act compliance, Sarbanes-Oxley Act compliance and attestation and costs of filing reports or other documents with the SEC (or other regulatory bodies), and other reporting and compliance costs, including registration fees, and the compensation of professionals responsible for the preparation or review of the foregoing;

•
the costs of any reports, proxy statements or other notices to PIF’s unitholders (including printing and mailing costs), the costs of any unitholders’ meetings, and costs and expenses of preparation for the foregoing and related matters;

•
the costs of specialty and custom software for monitoring risk, compliance and overall investments;

•
fees and expenses associated with marketing efforts;

•
any fidelity bond required by applicable law;

•
any necessary insurance premiums;

•
any extraordinary expenses (such as litigation or indemnification payments or amounts payable pursuant to any agreement to provide indemnification entered into by PIF),

•
direct fees and expenses associated with independent audits, agency, consulting and legal costs;

•
cost of winding up; and

•
all other expenses incurred by either the Administrator or PIF in connection with administering its business, including payments under the PIF Administration Agreement based upon PIF’s allocable portion of the compensation paid to its Chief Financial Officer and Chief Compliance Officer and reimbursing third-party expenses incurred by the Administrator in carrying out its administrative services including, but not limited to, the fees and expenses associated with performing compliance functions.

PIF reimburses the Administrator or its affiliates for amounts paid or costs borne that properly constitute PIF expenses as set forth in the PIF Administration Agreement or otherwise. PIF expects its general and administrative expenses to be relatively stable or to decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

PORTFOLIO AND INVESTMENT ACTIVITY
PIF’s portfolio is presented below (dollar amounts in thousands):
	March 31, 2024			December 31, 2023			December 31, 2022
	Cost	Fair Value	% of Total Investments at Fair Value	Cost	Fair Value	% of Total Investments at Fair Value	Cost	Fair Value	% of Total Investments at Fair Value
First Lien Debt	$3,797,497	$3,777,505	98.7%	$3,154,304	$3,127,610	97.9%	$1,994,650	$1,919,673	97.2%
Second Lien Debt	21,902	11,097	0.3	37,685	32,040	1.0	27,015	26,043	1.3
Other Investments	39,904	39,415	1.0	35,460	35,836	1.1	29,520	29,393	1.5
Total	$3,859,303	$3,828,017	100.0%	$3,227,449	$3,195,486	100.0%	$2,051,185	$1,975,109	100.0%
PIF’s debt portfolio displayed the following characteristics of each of its investments(1),(2) unless otherwise noted:
	As of
$ in thousands	March 31, 2024	December 31, 2023
Number of portfolio companies	237	212
Percentage of performing debt bearing a floating rate, at fair value	99.9%	99.9%
Percentage of performing debt bearing a fixed rate, at fair value	0.1%	0.1%
Weighted average yield on debt and income producing investments, at cost(3)	11.6%	11.8%
Weighted average yield on debt and income producing investments, at fair value(3)	11.7%	12.0%
Weighted average 12-month EBITDA(4)	$189.30	$198.90
Weighted average net leverage through tranche(4)(5)	6.1x	6.1x
Weighted average loan to value(4)(6)	42.1%	42.9%
Percentage of our debt portfolio subject to business cycle volatility(4)	4.4%	5.2%
Percentage of our total portfolio on non-accrual, at cost	0.6%	0.8%

(1)
Calculated as a percentage of gross debt commitments (funded and unfunded). Weighted average EBITDA, net leverage through the tranche PIF is a lender and loan to value exclude recurring revenue investments, which are investments in portfolio companies in which PIF lends based on a multiple of recurring revenue generated by the portfolio company and not based on a multiple of EBITDA.

(2)
Amounts were derived from investment due diligence information provided by the portfolio company. Such amounts have not been independently estimated by PIF, and accordingly, PIF takes no responsibility for such numbers and makes no representation or warranty in respect of this information.

(3)
Computed as (a) the annual stated spread, plus reference rate, as applicable, plus the annual accretion of discounts, as applicable on debt securities divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented herein.

(4)
Excludes liquid loan portfolio.

(5)
Net leverage is the ratio of total debt minus cash divided by EBITDA and taking into account leverage through the tranche that PIF is a lender, excluding recurring revenue investments.

(6)
Calculated using total outstanding debt through the tranche that PIF is a lender divided by total enterprise value from the private equity sponsor or market comparables.

As of December 31, 2022, PIF had investments in 203 portfolio companies across 44 industries. Based on fair value as of December 31, 2022, approximately 99.9% of PIF’s debt portfolio was invested in debt bearing a floating interest rate, which are primarily subject to interest rate floors for the applicable reference rate. As of December 31, 2022, PIF’s weighted average total yield of investments in debt securities at amortized cost was 10.3%. Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of December 31, 2022.
Investment Activity
PIF’s investment activity for the three months ended March 31, 2024 and March 31, 2023 is presented below (information presented herein is at amortized cost unless otherwise indicated):
	As of and For the Three Months Ended
$ in thousands	March 31, 2024	March 31, 2023
New investments committed
Gross Principal Balance(1)	$1,050,869	$182,343
Less: Syndications	—	—
Net New Investments Committed	$1,050,869	$182,343
Investments, at cost
Investments, beginning of period	$3,227,449	$2,051,185
New investments purchased	753,506	216,924
Net accretion of discount on investments	3,680	1,492
Payment-in-kind	3,278	978
Net realized gain (loss) on investments	(3,088)	42
Investments sold or repaid	(125,522)	(66,320)
Investments, end of period	$3,859,303	$2,204,301
Principal amount of investments funded
First lien debt	$764,791	$223,368
Second lien debt	—	—
Other investments	—	11
Total	$764,791	$223,379
Amount of investments sold/fully repaid, at principal
First lien debt investments	$54,319	$54,916
Second lien debt investments	$16,500	$—
Total	$70,819	$54,916
Number of new investment commitments in portfolio companies	32	8
Number of investment commitments exited or fully repaid	7	3

(1)
Includes new investment commitments, excluding sale/repayments and including unfunded investment commitments.

PIF’s investment activity for the years ended December 31, 2023 and 2022 is presented below (information presented herein is at amortized cost unless otherwise indicated):
$ in thousands	As of and For the Year Ended December 31, 2023	As of and For the Year Ended December 31, 2022
New Investments Committed
Gross Principal Balance(1)	$1,708,093	$2,576,014
Less: Syndications	(79,963)	—
Net New Investments Committed	$1,628,130	$2,576,014
Investments, at Cost
Investments, beginning of period	$2,051,185	$—
New investments purchased	1,497,358	2,110,738
Net accretion of discount on investments	8,909	3,169
Payment-in-kind	7,987	1,753
Net realized gain (loss) on investments	105	(442)
Investments sold or repaid	(338,095)	(64,033)
Investments, end of period	$3,227,449	$2,051,185
Principal amount of investments funded
First lien debt	$1,520,464	$2,090,375
Second lien debt	12,308	27,659
Other investments	2,693	28,328
Total	$1,535,465	$2,146,362
Amount of investments sold/fully repaid, at principal
First lien debt investments	$192,779	$27,978
Total	$192,779	$27,978
Weighted average yield on debt and income producing investments, at cost(2)	11.8%	10.3%
Weighted average yield on debt and income producing investments, at fair value(2)	12.0%	10.7%
Number of portfolio companies	212	203
Percentage of debt investments bearing a floating rate, at fair value	99.9%	99.9%
Percentage of debt investments bearing a fixed rate, at fair value	0.1%	0.1%

(1)
Includes new investment commitments, excluding sale/repayments and including unfunded investment commitments.

(2)
Computed as (a) the annual stated spread, plus applicable reference rate, as applicable, plus the annual accretion of discounts, as applicable, on accruing debt securities, divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented herein.

Investment Performance Rating
As part of the monitoring process, the Adviser has developed risk policies pursuant to which it regularly assesses the risk profile of each of PIF’s debt investments. The Adviser has developed a classification system to group investments into four categories. The investments are evaluated regularly and assigned a category based on certain credit metrics. The Adviser’s ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of PIF’s investments. Please see below for a description of the four categories of the Adviser’s Internal Risk Rating system:
Risk Rating 1 — In the opinion of the Adviser, investments in Risk Rating 1 involve the least amount of risk relative to PIF’s initial cost basis at the time of origination or acquisition. Risk Rating 1 investments performance is above PIF’s initial underwriting expectations and the business trends and risk factors are generally favorable, which may include the performance of the portfolio company, or the likelihood of a potential exit.
Risk Rating 2 — In the opinion of the Adviser, investments in Risk Rating 2 involve a level of risk relative to PIF’s initial cost basis at the time of origination or acquisition. Risk Rating 2 investments are generally performing in line with PIF’s initial underwriting expectations and risk factors to ultimately recoup the cost of PIF’s principal investment are neutral to favorable. All new originated or acquired investments are initially included in Risk Rating 2.
Risk Rating 3 — In the opinion of the Adviser, investments in Risk Rating 3 indicate that the risk to PIF’s ability to recoup the initial cost basis at the time of origination or acquisition has increased materially since the origination or acquisition of the investment, such as declining financial performance and non-compliance with debt covenants; however, principal and interest payments are not more than 120 days past due.
Risk Rating 4 — In the opinion of the Adviser, investments in Risk Rating 4 involve a borrower performing substantially below expectations and indicate that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. For Risk Rating 4 investments, it is anticipated that PIF will not recoup its initial cost basis and may realize a substantial loss of its initial cost basis at the time of origination or acquisition upon exit.
The distribution of PIF’s portfolio on the Adviser’s Internal Risk Rating System is as follows:
	March 31, 2024		December 31, 2023		December 31, 2022
$ in thousands	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Risk rating 1	$—	—%	$5,926	0.2%	$—	—%
Risk rating 2	3,766,144	98.4	3,150,012	98.5	1,975,109	100.0
Risk rating 3	61,873	1.6	21,501	0.7	—	—
Risk rating 4	—	—	18,047	0.6	—	—
	$3,828,017	100.0%	$3,195,486	100.0%	$1,975,109	100.0%
CONSOLIDATED RESULTS OF OPERATIONS
The following table represents PIF’s operating results for the three months ended March 31, 2024 and March 31, 2023:
	For the Three Months Ended
$ in thousands	March 31, 2024	March 31, 2023
Total investment income	$105,969	$57,102
Less: Net expenses	49,906	26,616
Net investment income before taxes	56,063	30,486
Less: Excise tax expense	15	—
Net investment income after taxes	56,048	30,486
Net change in unrealized appreciation (depreciation)	770	8,200
Net realized gain (loss)	(3,087)	42
Net increase (decrease) in Members’ Capital resulting from operations	$53,731	$38,728

The following table represents PIF’s operating results for the years ended December 31, 2023 and 2022:
$ in thousands	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Total investment income	$302,770	$103,428
Less: Net expenses	140,836	36,222
Net investment income (loss) before taxes	161,934	67,206
Less: Excise tax expense	70	200
Net investment income (loss) after taxes	161,864	67,006
Net change in unrealized appreciation (depreciation)	43,948	(76,254)
Net realized gain (loss)	106	(448)
Net increase (decrease) in Members’ Capital resulting from operations	$205,918	$(9,696)
Investment Income
Investment income for the three months ended March 31, 2024 and March 31, 2023 was as follows:
	For the Three Months Ended
$ in thousands	March 31, 2024	March 31, 2023
Investment income:
Interest income	$100,240	$54,652
Payment-in-kind	2,600	522
Dividend income	960	875
Other income	2,169	1,053
Total Investment Income	$105,969	$57,102
In the table above, total investment income increased from $57.1 million for the three months ended March 31, 2023 to $106.0 million for the three months ended March 31, 2024. The increase was primarily driven by PIF’s deployment of capital and rising interest rates. The size of PIF’s investment portfolio at cost increased from $2.2 billion as of March 31, 2023 to $3.9 billion as of March 31, 2024. Weighted average asset yield of debt investments at cost increased from 11.0% as of March 31, 2023 to 11.6% as of March 31, 2024.
Investment income for the years ended December 31, 2023 and 2022 was as follows:
$ in thousands	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Investment income:
Interest income	$285,826	$98,108
Payment-in-kind	4,622	725
Dividend income	3,758	1,521
Other income	8,564	3,074
Total Investment Income	$302,770	$103,428
Total investment income increased from $103.4 million for the year ended December 31, 2022 to $302.8 million for the year ended December 31, 2023. The increase was primarily driven by PIF’s deployment of capital and rising interest rates. The size of PIF’s investment portfolio at cost increased from $2.0 billion as of December 31, 2022 to $3.2 billion as of December 31, 2023. Weighted average asset yield of debt investments at cost increased from 10.3% as of December 31, 2022 to 11.8% as of December 31, 2023.
Interest income on PIF’s debt investments is dependent on the composition and credit quality of the portfolio. Generally, PIF expects the portfolio to generate predictable quarterly interest income based on the terms stated in each loan’s credit agreement. As of March 31, 2024 and December 31, 2023, PIF had certain investments in one and two, respectively, portfolio companies on non-accrual status. As of December 31, 2022, PIF did not have any investments on non-accrual status.
Expenses
Expenses were as follows for the three months ended March 31, 2024 and March 31, 2023:
	For the Three Months Ended
$ in thousands	March 31, 2024	March 31, 2023
Expenses:
Interest and other financing expenses	$26,223	$13,658
Management fees	7,897	4,223
Income based incentive fees	8,811	4,785
Professional fees	1,369	655
Organization and offering costs	—	18
Directors’ fees	106	83
Administrative service fees	32	21
Servicing fees	5,370	2,872
General and other expenses	98	301
Total expenses	$49,906	$26,616
Excise tax expense	$15	$—
Expenses were as follows for the years ended December 31, 2023 and 2022:
$ in thousands	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Expenses:
Interest and other financing expenses	$75,673	$19,516
Management fees	21,048	11,190
Income based incentive fees	25,206	8,062
Professional fees	4,291	2,501
Organization and offering costs	18	712
Directors’ fees	380	308
Administrative service fees	126	84
Servicing fees	14,313	7,614
General and other expenses	205	654
Total expenses	$141,260	$50,641
Expense support	—	(2,220)
Management fees waiver	—	(5,540)
Income based incentive fees waiver	(424)	(6,659)
Net expenses	$140,836	$36,222
Excise tax expense	$70	$200
Interest and Other Financing Expenses
Interest and other financing expenses, including unused commitment fees, amortization of debt issuance costs and deferred financing costs, were $26.2 million and $13.7 million for the three months ended March 31, 2024 and 2023, respectively. The increase was primarily due to higher average borrowings outstanding, increased reference rates and higher cost of unsecured debt issued. For the three months ended

March 31, 2024 and 2023, average borrowings outstanding were $919.1 million and $747.0 million, respectively. The combined weighted average interest rate (excluding unused fees and financing costs) of the aggregate borrowings outstanding for the three months ended March 31, 2024 and 2023 were 8.93% and 6.59%, respectively. The combined weighted average interest rate (excluding unused fees only) of the aggregate borrowings outstanding for the three months ended March 31, 2024 and March 31, 2023 was 9.58% and 6.89%, respectively.
Interest and other financing expenses, including unused commitment fees, amortization of debt issuance costs and deferred financing costs, were $75.7 million and $19.5 million for the year ended December 31, 2023 and 2022, respectively. The increase was primarily due to higher average borrowings outstanding, increased reference rates and higher cost of unsecured debt issued. For the year ended December 31, 2023 and 2022, average borrowings outstanding were $844.4 million and $338.5 million, respectively. The combined weighted average interest rate (excluding unused fees and financing costs) of the aggregate borrowings outstanding for the year ended December 31, 2023 and 2022 were 7.72% and 4.80%, respectively.
Base Management Fee
The base management fees were $8.0 million and $4.2 million for the three months ended March 31, 2024 and 2023, respectively. The increase was primarily due to an increase in capital contributions.
The base management fees, net of waiver, were $21.0 million and $5.7 million for the year ended December 31, 2023 and 2022, respectively. The increase was primarily due to an increase in capital contributions.
Incentive Fees
The income-based incentive fees were $8.8 million and $4.8 million for the three months ended March 31, 2024 and 2023, respectively. The increase was primarily due to an increase in pre-incentive fee net investment income.
The income-based incentive fees, net of waiver, were $24.8 million and $1.4 million for the year ended December 31, 2023 and 2022, respectively. The increase was primarily due to an increase in pre-incentive fee net investment income.
Professional Fees, Administrative Service Fee and Other Expenses
Professional fees include legal, audit, tax, valuation, and other professional fees incurred related to the management of PIF, which include costs of a financial printer utilized for certain preparation, printing and distribution services related to the offering materials. Administrative service fees represents fees paid to the Administrator for PIF’s allocable portion of the cost of certain of its executive officers that perform duties for PIF. General and other expenses include insurance, filing, research, subscriptions and other costs. Organization and offering costs include expenses incurred in PIF’s initial formation and its offering of units.
Net Realized Gain (Loss) and Unrealized Gain (Loss) on Investments
	For the Three Months Ended
$ in thousands	March 31, 2024	March 31, 2023
Realized and unrealized gain (loss):
Net realized gain (loss):
Non-controlled/non-affiliated investments	$(3,088)	$42
Foreign currency and other transactions	1	—
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	816	8,200
Translation of assets and liabilities in foreign currencies	(46)	—
Net realized and unrealized gain (loss)	$(2,317)	$8,242

For the three months ended March 31, 2024, net realized losses on PIF’s investments was $3.0 million which was primarily due to the restructuring of three portfolio companies.
For the three months ended March 31, 2023, net change in unrealized appreciation on PIF’s investments of $8.2 million was primarily driven by the increase in valuations of our PIF’s and equity investments as a result of the volatile credit environment and change in spreads in the primary and secondary markets, mainly in the broadly syndicated loan market.
Net Realized Gain (Loss) and Unrealized Gain (Loss) on Investments
$ in thousands	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Realized and unrealized gain (loss):
Net realized gain (loss):
Non-controlled/non-affiliated investments	$105	$(442)
Foreign currency and other transactions	1	(6)
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	43,906	(76,260)
Translation of assets and liabilities in foreign currencies	42	6
Net realized and unrealized gain (loss)	$44,054	$(76,702)
For the year ended December 31, 2023, net change in unrealized appreciation on PIF’s investments of $43.9 million, which was primarily as a result of the volatile credit environment and spread tightening in the primary and secondary markets, including in the broadly syndicated loan market.
For the year ended December 31, 2022, net change in unrealized depreciation on PIF’s investments of $76.3 million, which was primarily as a result of the volatile credit environment and spread widening in the primary and secondary markets, including in the broadly syndicated loan market.
FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES
PIF generates cash from the net proceeds of offerings of its units, net borrowings from its credit facilities and unsecured debt, and from cash flows from interest and fees earned from its investments and principal repayments and proceeds from sales of its investments. PIF may also fund a portion of its investments through borrowings from banks and issuances of senior securities, including before PIF has fully invested the proceeds of any closing of PIF’s continuous private offering of its units. PIF’s primary use of cash is investments in portfolio companies, payments of its expenses, funding repurchases under its unit repurchase program and payment of cash distributions to its unitholders. PIF may also from time to time enter into new credit facilities, increase the size of existing credit facilities or issue additional debt securities. Any such incurrence or issuance would be subject to prevailing market conditions, PIF’s liquidity requirements, contractual and regulatory restrictions and other factors.
As of March 31, 2024, PIF had approximately $198.7 million of cash, which taken together with its approximately $918.9 million, $597.0 million and $171.0 million of availability under its senior secured revolving credit facility with ING (as amended, restated, supplemented or otherwise modified from time to time, the “ING Facility”), PIF Financing SPV LLC’s, PIF’s wholly-owned subsidiary, loan and servicing agreement with Wells Fargo Bank, National Association (as amended, restated, supplemented or otherwise modified from time to time the “Wells Funding Facility”), and PIF Financing II SPV LLC’s, PIF’s wholly-owned subsidiary, loan and security agreement with Citizens Bank, N.A. (as amended, restated, supplemented or otherwise modified from time to time the “CBNA Funding Facility”) (subject to borrowing base availability), respectively, it expects to be sufficient for its investing activities and sufficient to conduct its operations in the near term. As of March 31, 2024, PIF believed it had adequate financial resources to satisfy unfunded portfolio company commitments of $833.2 million.
As of December 31, 2023, PIF had approximately $222.2 million of cash, which taken together with approximately $918.8 million, $750.0 million and $209.5 million of availability under the ING Facility,

Wells Funding Facility and CBNA Funding Facility (subject to borrowing base availability), respectively, PIF expects to be sufficient for its investing activities and sufficient to conduct its operations in the near term. As of December 31, 2023, PIF believed it had adequate financial resources to satisfy unfunded portfolio company commitments of $546.4 million.
As of December 31, 2022, PIF had had approximately $75.4 million of cash, which taken together with approximately $303.5 million and $395.0 million of availability under the ING Facility and Wells Funding Facility (subject to borrowing base availability), respectively, PIF expects to be sufficient for its investing activities and sufficient to conduct its operations in the near term. As of December 31, 2022, PIF believed it had adequate financial resources to satisfy unfunded portfolio company commitments of $398.4 million.
Unregistered Sales of Equity Securities
For the three months ended March 31, 2024 and 2023, total Class S Units issued and proceeds received were as follows (dollar amounts in thousands):
Unit Issuance Date	Units Issued	Proceeds Received
For the Three Months Ended March 31, 2024
January 01, 2024	7,646,273	$146,120
February 01, 2024	6,231,714	119,088
March 01, 2024	6,662,271	127,383
Total	20,540,258	$392,591
For the Three Months Ended March 31, 2023
January 01, 2023	1,953,945	$36,304
February 01, 2023	1,882,119	35,478
March 01, 2023	3,239,025	61,347
Total	7,075,089	$133,129
For the year ended December 31, 2023, total Class S Units issued and proceeds received were as follows (dollar amounts in thousands):
Unit Issuance Date	Units Issued	Proceeds Received
January 01, 2023	1,953,945	$36,304
February 01, 2023	1,882,119	35,478
March 01, 2023	3,239,025	61,347
April 01, 2023	2,999,635	56,123
May 01, 2023	4,318,642	81,277
June 01, 2023	5,260,930	98,327
July 01, 2023	4,570,513	86,154
August 01, 2023	3,071,882	58,274
September 01, 2023	5,481,417	104,366
October 01, 2023	5,422,414	103,460
November 01, 2023	6,390,635	121,230
December 01, 2023	9,400,753	179,555
Total	53,991,910	$1,021,895

For the year ended December 31, 2022, total Class S Units issued and proceeds received were as follows (dollar amounts in thousands):
Unit Issuance Date	Units Issued	Proceeds Received
February 01, 2022	24,186,111	$483,722
March 01, 2022	10,264,044	203,434
April 01, 2022	7,621,662	150,528
May 01, 2022	6,328,434	124,860
June 01, 2022	5,045,031	97,621
July 01, 2022	4,606,552	87,478
August 01, 2022	1,891,156	36,235
September 01, 2022	2,781,091	53,758
October 01, 2022	2,679,651	50,217
November 01, 2022	2,068,611	38,538
December 01, 2022	2,297,154	42,934
Total	69,769,497	$1,369,325
The following table summarizes PIF’s distributions declared and payable for the three months ended March 31, 2024 and 2023 (dollar amounts in thousands, except per unit amounts):
Date Declared	Record Date	Payment Date	Per Unit Amount	Total Amount
For the Three Months Ended March 31, 2024
January 29, 2024	January 31, 2024	February 05, 2024	0.1513	$19,487
February 27, 2024	February 29, 2024	March 05, 2024	0.1512	20,505
March 26, 2024	March 31, 2024	April 04, 2024	0.1513	21,619
Total Distributions			$0.4538	$61,611
For the Three Months Ended March 31, 2023
January 30, 2023	January 31, 2023	February 03, 2023	$0.1432	$10,073
February 28, 2023	February 28, 2023	March 03, 2023	0.1454	10,544
March 28, 2023	March 31, 2023	April 05, 2023	0.1460	11,104
Total Distributions			$0.4346	$31,721
The following table summarizes PIF’s distributions declared and payable for the year ended December 31, 2023 (dollar amounts in thousands, except per unit amounts):
Date Declared	Record Date	Payment Date	Per Unit Amount	Total Amount
January 30, 2023	January 31, 2023	February 03, 2023	$0.1432	$10,073
February 28, 2023	February 28, 2023	March 03, 2023	0.1454	10,544
March 28, 2023	March 31, 2023	April 05, 2023	0.1460	11,104
April 26, 2023	April 30, 2023	May 03, 2023	0.1443	11,110
May 30, 2023	May 31, 2023	June 05, 2023	0.1450	11,970
June 27, 2023	June 30, 2023	July 06, 2023	0.1441	12,703
July 26, 2023	July 31, 2023	August 03, 2023	0.1453	13,279
August 28, 2023	August 31, 2023	September 06, 2023	0.1502	14,246
September 26, 2023	September 30, 2023	October 04, 2023	0.1507	15,181
October 27, 2023	October 31, 2023	November 03, 2023	0.1510	15,903

Date Declared	Record Date	Payment Date	Per Unit Amount	Total Amount
November 28, 2023	November 30, 2023	December 05, 2023	0.1502	16,848
December 27, 2023	December 31, 2023	January 4, 2024	0.1512	18,455
Total Distributions			$1.7666	$161,416

The following table summarizes PIF’s distributions declared and payable for the year ended December 31, 2022 (dollar amounts in thousands, except per unit amounts):
Date Declared	Record Date	Payment Date	Per Unit Amount	Total Amount
February 24, 2022	February 28, 2022	March 03, 2022	$0.0469	$1,134
March 25, 2022	March 31, 2022	April 05, 2022	0.0810	2,793
April 26, 2022	April 30, 2022	May 04, 2022	0.0865	3,644
May 25, 2022	May 31, 2022	June 03, 2022	0.0812	3,947
June 24, 2022	June 30, 2022	July 06, 2022	0.0900	4,838
July 28, 2022	July 31, 2022	August 03, 2022	0.0950	5,528
August 29, 2022	August 31, 2022	September 06, 2022	0.1044	6,289
September 26, 2022	September 30, 2022	October 06, 2022	0.1200	7,373
October 27, 2022	October 31, 2022	November 03, 2022	0.1255	8,074
November 28, 2022	November 30, 2022	December 05, 2022	0.1325	8,830
December 20, 2022	December 31, 2022	January 04, 2023	0.1441	9,814
Total Distributions			$1.1071	$62,264
PIF has adopted an “opt out” distribution reinvestment plan (“DRIP”). As a result, unless unitholders elect to “opt out” of the DRIP, unitholders will have their cash dividends or distributions automatically reinvested in additional units of same class of units to which the distribution relates, rather than receiving cash. Unitholders who receive distributions in the form of Units will generally be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions; however, those unitholders will not receive cash with which to pay any applicable taxes.
The following table summarizes the amounts received and Class S Units issued to unitholders who have participated in the DRIP during for the three months ended March 31, 2024 and 2023 (dollar amounts in thousands):
Payment Date	DRIP Units Issued	DRIP Units Value
For the Three Months Ended March 31, 2024
January 04, 2024	539,376	$10,307
February 05, 2024	583,173	11,144
March 05, 2024	613,350	11,728
Total	1,735,899	$33,179
For the Three Months Ended March 31, 2023
January 04, 2023	286,606	$5,325
February 03, 2024	288,686	5,442
March 03, 2023	298,750	5,658
Total	874,042	$16,425

The following table summarizes the amounts received and Class S Units issued to unitholders who have participated in the DRIP during for the year ended December 31, 2023 (dollar amounts in thousands):
Payment Date	DRIP Units Issued	DRIP Units Value
January 04, 2023	286,606	$5,325
February 03, 2023	288,686	5,442
March 03, 2023	298,750	5,658
April 05, 2023	310,339	5,807
May 03, 2023	320,084	6,024
June 05, 2023	343,881	6,427
July 06, 2023	355,702	6,705
August 03, 2023	379,668	7,202
September 06, 2023	406,420	7,738
October 04, 2023	429,249	8,190
November 03, 2023	461,074	8,747
December 05, 2023	488,426	9,329
Total	4,368,885	$82,594
The following table summarizes the amounts received and Class S Units issued to unitholders who have participated in the DRIP during for the year ended December 31, 2022 (dollar amounts in thousands):
Payment Date	DRIP Units Issued	DRIP Units Value
March 03, 2022	29,106	$577
April 05, 2022	72,388	1,430
May 04, 2022	97,701	1,927
June 03, 2022	109,080	2,111
July 06, 2022	136,772	2,597
August 03, 2022	162,518	3,114
September 06, 2022	182,977	3,537
October 06, 2022	215,077	4,031
November 03, 2022	236,043	4,397
December 05, 2022	256,792	4,799
Total	1,498,454	$28,520
Unit Repurchase Program
At the discretion of the PIF Board, PIF may repurchase, in each quarter, up to 5% of the outstanding Class S Units (either by number of units or aggregate net asset value) as of such quarter end pursuant to a quarterly unit repurchase program. The limitations and restrictions described in the applicable offer to repurchase units may prevent PIF from accommodating all repurchase requests made in any quarter. The unit repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market. PIF will offer to repurchase Class S Units on such terms as may be determined by the PIF Board in its complete and absolute discretion.

The following table further summarizes the unit repurchases completed for the three months ended March 31, 2024 and 2023 (dollar amounts in thousands, except per unit amounts):
Repurchase Deadline Request	Percentage of Outstanding Units the Company Offered to Repurchase(1)	Price Paid Per Unit	Repurchase Pricing Date	Amount Repurchased	Number of Units Repurchased	Percentage of Outstanding Units Repurchased(1)	Maximum number of units that may yet be purchased under the repurchase program(2)
For the Three Months Ended March 31, 2024
March 05, 2024	5.00%	$19.05	3/31/2024	$28,707	1,506,944	1.25%	—
For the Three Months Ended March 31, 2023
March 14, 2023	5.00%	$18.71	3/31/2023	27,162	1,451,713	2.13%	—

(1)
Percentage is based on total units as of the close of the previous calendar quarter.

(2)
All repurchase requests were satisfied in full.

The following table further summarizes the unit repurchases completed for the year ended December 31, 2023 (dollar amounts in thousands, except per unit amounts):
Repurchase Deadline Request	Percentage of Outstanding Units the Company Offered to Repurchase(1)	Repurchase Pricing Date	Amount Repurchased	Number of Units Repurchased	Percentage of Outstanding Units Repurchased(1)	Maximum number of units that may yet be purchased under the repurchase program(2)
March 14, 2023	5.00%	March 31, 2023	$27,162	1,451,713	2.13%	—
June 02, 2023	5.00%	June 30, 2023	31,798	1,686,901	2.26%	—
September 01, 2023	5.00%	September 30, 2023	24,218	1,269,300	1.47%	—
December 05, 2023	5.00%	December 31, 2023	27,596	1,444,053	1.45%	—
Total			$110,774	5,851,967

(1)
Percentage is based on total units as of the close of the previous calendar quarter.

(2)
All repurchase requests were satisfied in full.

The following table further summarizes the unit repurchases completed for the year ended December 31, 2022 (dollar amounts in thousands, except per unit amounts):
Repurchase Deadline Request	Percentage of Outstanding Units the Company Offered to Repurchase(1)	Repurchase Pricing Date	Amount Repurchased	Number of Units Repurchased	Percentage of Outstanding Units Repurchased(1)	Maximum number of units that may yet be purchased under the repurchase program(2)
June 09, 2022	5.00%	June 30, 2022	$5,821	306,543	0.57%	—
September 10, 2022	5.00%	September 30, 2022	33,167	1,769,853	3.31%	—
December 14, 2022	5.00%	December 31, 2022	20,228	1,088,688	1.77%	—
			$59,216	3,165,084

(1)
Percentage is based on total units as of the close of the previous calendar quarter.

(2)
All repurchase requests were satisfied in full.

Debt
PIF’s outstanding debt obligations were as follows (dollar amounts in thousands):
	March 31, 2024			December 31, 2023			December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Unused Portion	Aggregate Principal Committed	Outstanding Principal	Unused Portion	Aggregate Principal Committed	Outstanding Principal	Unused Portion
ING Facility(1)	$925,000	$6,067	$918,933	$925,000	$6,168	$918,832	$925,000	$621,496	$303,504
Wells Funding Facility	750,000	153,000	597,000	750,000	—	750,000	500,000	105,000	395,000
CBNA Funding Facility	235,000	64,000	171,000	235,000	25,500	209,500	N/A	N/A	N/A
Series A 2026 Notes(2)	204,000	204,000	—	204,000	204,000	—	N/A	N/A	N/A
Series A 2028 Notes(2)	146,000	146,000	—	146,000	146,000	—	N/A	N/A	N/A
Series B 2026 Notes(3)	107,000	107,000	—	107,000	107,000	—	N/A	N/A	N/A
Series B 2028 Notes(3)	128,000	128,000	—	128,000	128,000	—	N/A	N/A	N/A
Series C 2027 Notes(4)	136,500	136,500	—	136,500	136,500	—	N/A	N/A	N/A
Series C 2029 Notes(4)	163,500	163,500	—	163,500	163,500	—	N/A	N/A	N/A
Total	$2,795,000	$1,108,067	$1,686,933	$2,795,000	$916,668	$1,878,332	$1,425,000	$726,496	$698,504

(1)
Under the ING Facility, PIF may borrow in U.S. dollars or certain other permitted currencies. As of March 31, 2024, PIF had borrowings denominated in Euros (EUR) of 5,618. As of December 31, 2023, PIF had borrowings denominated in Euros (EUR) of 5,618.

(2)
The carrying value of PIF’s Series A 2026 Notes and Series A 2028 Notes were presented on its consolidated statements of financial condition net of unamortized debt issuance costs of $1,443 and $1,252, respectively as of March 31, 2024 and $1,619 and $1,327, respectively as of December 31, 2023.

(3)
The carrying value of PIF’s Series B 2026 Notes and Series B 2028 Notes were presented on its consolidated statements of financial condition net of unamortized debt issuance costs of $958 and $1,269, respectively, as of March 31, 2024 and $1,059 and $1,341, respectively as of December 31, 2023.

(4)
The carrying value of PIF’s Series C 2027 Notes and Series C 2029 Notes were presented on its consolidated statements of financial condition net of unamortized debt issuance costs of $1,329 and $1,661, respectively as of March 31, 2024 and $1,372 and $1,661, respectively as of December 31, 2023.

RECENT DEVELOPMENTS
April Issuances and Distribution Declarations
Pursuant to PIF’s continuous private offering, it issued approximately 5,566,529 Class S Units for an aggregate offering price of $106.0 million effective April 1, 2024.
On April 25, 2024, PIF declared a distribution to unitholders of record in the amount of $0.1508 per unit and payable on May 3, 2024 to unitholders of record as of April 30, 2024.
May Issuances
Pursuant to PIF’s continuous private offering, it issued approximately 7,767,198 Class S Units for an aggregate offering price of $147.9 million effective May 1, 2024.
On May 28, 2024, PIF declared a distribution to unitholders of record in the amount of $0.1508 per unit and payable on June 5, 2024 to unitholders of record as of May 31, 2024.
CRITICAL ACCOUNTING ESTIMATES
The preparation of PIF’s consolidated financial statements requires it to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. PIF’s critical accounting estimates, including those relating to the valuation of its investment portfolio should be read in connection with its consolidated financial statements included in its most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K.
RELATED PARTY TRANSACTIONS
PIF has entered into a number of business relationships with affiliated or related parties, including the following (which are defined in “Certain Relationships and Related Party Transactions of North Haven Private Income Fund LLC” in this Statement):
•
the PIF Investment Advisory Agreement;

•
the PIF Administration Agreement;

•
the Placement Agent Agreement;

•
the MSDI Agreement; and

•
the Expense Support Agreement.

MS Credit Partners Holdings, Inc., a wholly owned subsidiary of Morgan Stanley and an affiliate of the Adviser, has entered into subscription agreements and has made capital contributions at the closings of PIF’s continuous private offering representing an aggregate capital contribution of $25.0 million, in exchange for 1,256,051 Class S Units. Because MS Credit Partners Holdings, Inc. has made an aggregate capital contribution of $25.0 million as of the date of this Statement, MS Credit Partners Holdings, Inc. has no further obligation, contractual or otherwise, to support PIF. Morgan Stanley has no history of financially supporting any of the BDCs on the MS Private Credit platform, even during periods of financial distress.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF
NORTH HAVEN PRIVATE INCOME FUND LLC
PIF Investment Advisory Agreement
PIF entered into the PIF Investment Advisory Agreement with the Adviser on November 4, 2021. Pursuant to the PIF Investment Advisory Agreement, PIF pays the Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The PIF Investment Advisory Agreement has an initial term of two years and continues thereafter from year to year if approved annually by a majority of PIF’s unitholders or the PIF Independent Directors. The PIF Investment Advisory Agreement was most recently renewed in August 2023.
PIF Administration Agreement
PIF entered into the PIF Administration Agreement on November 4, 2021 with the Administrator who provides PIF with office space, office services and equipment. Under the PIF Administration Agreement, the Administrator also performs, or oversees the performance of, required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, internal audit and investor relations, and being responsible for the financial records that PIF is required to maintain and preparing reports to its unitholders and reports filed with the SEC. In addition, the Administrator assists PIF in determining and publishing its net asset value, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to its unitholders, its internal control assessment under the Sarbanes-Oxley Act, and generally overseeing the payment of its expenses and the performance of administrative and professional services rendered to PIF by others. The PIF Administration Agreement was most recently renewed in August 2023.
Placement Agent Agreements
On November 9, 2021, PIF entered into a placement agent agreement with Morgan Stanley Distribution Inc. (the “Paying Agent”), Morgan Stanley Smith Barney LLC (the “Placement Agent”) and the Adviser (the “Placement Agent Agreement”). Under the terms of the Placement Agent Agreement, the Placement Agent and certain of its affiliates assist in the placement of Class S Units in PIF’s private offering. PIF is not liable for any payments to the Placement Agent pursuant to the Placement Agent Agreement, which payments are made by the Adviser and, to the extent the Paying Agent receives any payments, the Paying Agent.
On November 9, 2021, PIF entered into a placement agency agreement (the “MSDI Agreement”) with Morgan Stanley Distribution Inc. (“MSDI”). Under the terms of the MSDI Agreement, MSDI assists in the placement of Class S Units in PIF’s private offering. PIF pays servicing fees to MSDI calculated based on the net asset values of each eligible class of units and calculated in arrears.
Expense Support and Conditional Reimbursement Agreement
PIF has entered into the Expense Support Agreement with the Adviser on November 30, 2021. The Adviser may elect to make PIF’s expenses on its behalf (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any of its interest expense and/or unitholder servicing fees. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to PIF in any combination of cash or other immediately available funds no later than 45 days after such commitment was made in writing, and/or offset against amounts due from PIF to the Adviser or its affiliates. The Expense Support Agreement may require PIF to repay the Adviser for previously waived reimbursement of expense payments under certain circumstances. The previously waived expenses are potentially subject to repayment by the PIF, if at all, within a period not to exceed three years from the date of the relevant waiver.
MS Credit Partners Holdings, Inc. Investment
MS Credit Partners Holdings, Inc., a wholly owned subsidiary of Morgan Stanley and an affiliate of the Adviser, has entered into subscription agreements and has made an aggregate capital contribution of $25.0 million, in exchange for 1,256,051 Class S Units. MS Credit Partners Holdings, Inc. has no further capital, liquidity or other financial obligation to PIF beyond this equity investment.

CONTROL PERSONS AND PRINCIPAL UNITHOLDERS OF NORTH HAVEN PRIVATE INCOME FUND LLC
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of May 1, 2024, the beneficial ownership as indicated in PIF’s books and records of each current Director, each executive officer of PIF, the executive officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding Class S Units. Ownership information for those persons who beneficially own 5% or more of the outstanding Class S Units is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.
The percentage ownership is based on 155,365,726 Class S Units outstanding as of May 1, 2024. To PIF’s knowledge, except as indicated in the footnotes to the table, each of the unitholders listed below has sole voting and/or investment power with respect to units beneficially owned by such unitholder. Unless otherwise indicated by footnote, the address for each listed individual is c/o North Haven Private Income Fund LLC, 1585 Broadway, New York, NY 10036.
Number of Name of Individual or Identity of Group	Number of Class S Units Beneficially Owned(1)	Percent of Class S Units Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
David N. Miller	—	—
Jeffrey S. Levin	11,987.513	*
Independent Directors
Joan Binstock	2,996.878	*
Bruce D. Frank	2,544.143	*
Kevin Shannon	2,583.979	*
Adam Metz	—	—
Executive Officers Who Are Not Directors
Orit Mizrachi	1,313.889	*
Michael Occi	5,313.496	*
David Pessah	—	—
Gauranga Pal	—	—
All Directors and Executive Officers as a Group (ten persons)	26,739.898	*

*
Represents less than 1.0% of the issued and outstanding shares of Class S Units as of May 1, 2024.

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of Class S Units since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that PIF has with regard to the present intent of the beneficial owners of Class S Units listed in this table.

Equity Owned by Directors in PIF
The following table sets forth the dollar range of equity securities of PIF and of the other MS BDCs in the Fund Complex beneficially owned by each Director as of May 1, 2024.

	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund Complex(1)(2)
Interested Directors
David N. Miller	—	Over $100,000
Jeffrey S. Levin	Over $100,000	Over $100,000
Independent Directors
Joan Binstock	$50,001 – $100,000	Over $100,000
Bruce D. Frank	$10,001 – $50,000	Over $100,000
Kevin Shannon	$10,001 – $50,000	Over $100,000
Adam Metz	—	Over $100,000

(1)
The dollar ranges used in the above table are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)
The dollar ranges for PIF were determined using the number of units that were beneficially owned as of the May 1, 2024, multiplied by $19.04 per unit, which was the price at which PIF sold Class S Units May 1, 2024. The dollar ranges for Morgan Stanly Direct Lending Fund were determined using the number of shares beneficially owned as of May 1, 2024 multiplied by the closing sales price of Morgan Stanley Direct Lending Fund’s common stock as reported on the New York Stock Exchange (the “NYSE”) on May 1, 2024. No shares of common stock of SLIC, T Series, PIF A or LGAM were beneficially owned by any Director as of May 1, 2024.

MANAGEMENT OF NORTH HAVEN PRIVATE INCOME FUND LLC AND SL INVESTMENT CORP.
The PIF Board and SLIC Board oversee the management of PIF and SLIC, respectively. Each of the PIF Board and SLIC Board currently consists of six members, four of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.
Each Board of Directors elects the officers of PIF and SLIC, respectively, who serve at the discretion of the respective Board of Directors. The responsibilities of each director include the oversight of investment activity, the quarterly valuation of assets, and oversight of financing arrangements. Each of the PIF Board and SLIC Board has also established an Audit Committee and a Nominating and Corporate Governance Committee, and the SLIC Board has established a Pricing Committee.
Board of Directors
The PIF Board and the SLIC Board have the same directors. Information regarding the members of the PIF Board and SLIC Board is as follows:
	Age	Position(s) held with the Company	Expiration of Term for SLIC(1)	Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past Five Years
Interested Director
David Miller(4)(5)	48	Chair of the Board of Directors	2026	Director since 2021 for PIF; Class I Director of SLIC since 2020	Global Head of Private Credit & Equity at Morgan Stanley and a member of the Morgan Stanley Investment Management (“MSIM” or “IM”) operating committee since 2016	6	None
Jeffrey S. Levin(3)(5)	43	Chief Executive Officer and President, Director	2024	Director since 2021 for PIF; Class II Director of SLIC since 2020	Chief Executive Officer and President of the SLIC since October 2019 and PIF since 2021; Chief Executive Officer and President of the other MS BDCs since their formation; Managing Director, Co-Head of Morgan Stanley’s North America Private Credit Team; Head of Direct Lending	6	None
Independent Director
Bruce D. Frank	70	Director	2025	Director of PIF since 2021; Class III Director of SLIC since 2020	Retired	6	Landsea Homes Corp. since 2015
Adam Metz	62	Director	2025	Director of PIF since 2021; Class III Director of SLIC since 2020	Retired	6	Seritage Growth Properties (NYSE: SRG) since March 2022; Hammerson PLC from July 2019 — present

	Age	Position(s) held with the Company	Expiration of Term for SLIC(1)	Director Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director During Past Five Years
Joan Binstock	70	Director	2024	Director of PIF since 2021; Class II Director of SLIC since 2020	Senior Advisor at Lovell Minnick Partners, LLC since July 2018	6
Confluence
Technologies, Inc. since
April 2023; The 2023
ETF Series Trusts since
2023; Brown Brothers
Harriman US Mutual
Funds since
September 2019; KKR
Real Estate Select
Trust, Inc. since
August 2020

Kevin Shannon	69	Director	2026	Director of PIF since 2021; Class I Director of SLIC since 2020	Chief Financial Officer of the Harvard Management Company, Inc. from September 2009 to April 2020	6	None

(1)
Each PIF director will hold office until his or her death, resignation, retirement, disqualification or removal.

(2)
The “Fund Complex” consists of SLIC, PIF, Morgan Stanley Direct Lending Fund, T Series Middle Market Loan Fund LLC, North Haven Private Income Fund A LLC, and LGAM Private Credit LLC (each, an “MS BDC” and, together, the “MS BDCs”), each a BDC advised by the Adviser.

(3)
Mr. Levin is an Interested Director due to his positions as Chief Executive Officer and President of PIF and SLIC and Co-Head of the Private Credit team at Morgan Stanley, an affiliate of the Adviser.

(4)
Mr. Miller is an Interested Director due to his position as Global Head of Private Credit & Equity of Morgan Stanley, an affiliate of the Adviser, and a member of the MSIM operating committee.

(5)
Mr. Miller and Mr. Levin have been designated as the directors to be voted on exclusively by holders of the outstanding SLIC Series A Preferred Stock.

Set forth below is certain information relating to the Directors, including details on each Director’s specific experience, qualifications, attributes or skills that led the PIF Board and SLIC Board to conclude that the person should serve as a Director of PIF and SLIC, respectively.
Interested Director
David N. Miller serves as the Chair of PIF Board and SLIC Board and serves in the same capacity for each of the other MS BDCs. Mr. Miller is the Global Head of Private Credit & Equity at Morgan Stanley and a member of the MSIM operating committee. He also serves as the chair of the board of directors of each of the other MS BDCs. Mr. Miller joined Morgan Stanley in August 2016 and has over 25 years of investing experience. Prior to joining Morgan Stanley, from 2012 to January 2016, Mr. Miller was the President and Chief Executive Officer of Silver Bay Realty Trust Corp. (“Silver Bay”), a publicly traded real estate investment trust he co-founded in 2011 to capitalize on the significant dislocation in the residential housing market. Prior to Silver Bay, Mr. Miller was a Managing Director at Pine River Capital Management and Two Harbors Investment Corp. where he focused on investment strategy and new business development. During the global financial crisis (2008 – 2011), Mr. Miller served in various roles at the U.S. Department of Treasury (“Treasury”), including as the Chief Investment Officer of the Troubled Asset Relief Program where he created complex crisis response investment programs and managed its $700 billion portfolio. Prior to Treasury, Mr. Miller held various investment roles, including as a portfolio manager at HBK Investments and in the Special Situations Group at Goldman Sachs & Co., where he focused on opportunistic investments in public and private debt and equity. Mr. Miller received an M.B.A. from Harvard Business School and a B.A. magna cum laude in Economics from Dartmouth College where he was elected to Phi Beta Kappa. Mr. Miller’s investing experience and experience as a senior officer of several finance companies led PIF and SLIC’s respective Nominating and Corporate Governance Committees to conclude that Mr. Miller is qualified to serve as a Director.
Jeffrey S. Levin serves as the Chief Executive Officer, President and a member of the Board of PIF and SLIC and serves in the same capacity for the each of other MS BDCs. Mr. Levin is Co-Head of Morgan Stanley’s North America Private Credit team, where he serves on the Chair of the Direct Lending Investment Committee and is the Portfolio Manager and the Head of Direct Lending. Mr. Levin also serves as Co-Portfolio Manager of the Senior Loan Fund investment strategy. Prior to rejoining Morgan Stanley in February 2019, Mr. Levin was a Partner and Managing Director at The Carlyle Group and a part of the management team for The Carlyle Group’s Direct Lending Platform. In addition, Mr. Levin served as President of The Carlyle Group’s BDCs from May 2016 to February 2019. From 2012 to May 2016, Mr. Levin served as the Head of Origination for The Carlyle Group’s Direct Lending platform. Prior to joining The Carlyle Group in 2012, Mr. Levin was a founding member of the MS Private Credit platform, where he was responsible for originating, structuring and executing credit and private equity investments across various industries. Prior to that role, Mr. Levin was a member of the Leveraged & Acquisition Finance Group at Morgan Stanley, where he was responsible for originating and executing high yield bond and leveraged loan transactions. Mr. Levin received a B.B.A. from Emory University. Mr. Levin’s investing experience and experience as a senior officer of other BDCs led PIF and SLIC’s respective Nominating and Corporate Governance Committees to conclude that Mr. Levin is qualified to serve as a Director.
Independent Director
Bruce D. Frank serves as a member of the Board and Chair of the Audit Committee of each of PIF and SLIC and serves in the same capacity for each of the other MS BDCs. Mr. Frank is a member of the board of directors of Landsea Homes Corporation (f/k/a Landsea Holdings Corporation), where he has served on the board of directors since January 2015 and is currently serving as the Lead Independent Director, chair of the Audit Committee and a member of the Nominating and Governance and Compensation Committees. Mr. Frank previously served on the board of directors of VEREIT, Inc., a real estate operating company, from July 2014 to March 2017 and the board of directors of ACRE Realty Investors Inc., a real estate investment and operating company, from November 2014 to December 2018. Mr. Frank was a Senior Partner at Ernst & Young LLP’s real estate practice within the assurance service line from April 1997 through June 2014. Prior to joining Ernst & Young LLP, Mr. Frank worked at KPMG LLP, a public accounting firm, for 17 years. He has over 35 years of experience providing assurance services to prominent public and private owners, investors and developers, both domestically and globally. His extensive experience has included working on initial public offerings and assisting acquirers in consummating acquisition transactions. Mr. Frank received a Bachelor of Science degree in Accounting from Bentley College, is a member of the American Institute of Certified Public Accountants and is a Certified Public Accountant in the State of New York. Mr. Frank’s past experience as an accountant led PIF and SLIC’s respective Nominating and Corporate Governance Committees to conclude that Mr. Frank is qualified to serve as a Director.
Adam Metz serves as a member of the Board of PIF and SLIC and serves in the same capacity for each of the other MS BDCs. Mr. Metz has spent over 40 years in the real estate industry. Mr. Metz has served as a director of Hammerson PLC, a British property company, since July 2019. He also serves as chairman of the board of Seritage Growth Properties (NYSE: SRG), a national owner and developer of retail, residential and mixed use properties. Mr. Metz joined The Carlyle Group in October 2013 where he served as Head of International Real Estate and a member of the Management Committee until April 2018. Prior to his tenure at Carlyle, he was a Senior Advisor to Texas Pacific Group Capital’s (“TPG”) Real Estate Group. Prior to his role at TPG, Mr. Metz was the Chief Executive Officer of General Growth Properties and led the company through one of the largest and most successful bankruptcy and restructurings in real estate investment trust (“REIT”) history. Previously, Mr. Metz co-founded Polaris Capital, LLC, a real estate investment firm. Mr. Metz also served as Executive Vice President and Chief Investment Officer of Rodamco, North America, and President and Chief Financial Officer of Urban Shopping Centers. Prior to

these roles, Mr. Metz was a Vice President in the Capital Markets group of JMB Realty, and in the Commercial Real Estate Lending Group at The First National Bank of Chicago as a Corporate Lending Officer. Mr. Metz has served on the advisory boards of the real estate programs at both Cornell University and Northwestern University and on the Smithsonian’s Hirshhorn Museum and Sculpture Garden Board of Trustees in Washington, DC, where he serves as Vice Chair. Previously, Mr. Metz served as an independent director on numerous boards including Galata Acquisition Corp., from June 2021 to July 2023, Forest City Enterprises from April 2018 to December 2018, Parkway Properties, Aliansce Shopping Centers S.A., AMLI Residential Properties Trust, Bally Total Fitness Holding Corp., and Chia’sso Acquisition LLC. Mr. Metz received his Bachelor’s degree from Cornell University, and a Masters of Management degree from Northwestern University. Mr. Metz’s investing experience and experience as a senior executive officer in several real estate companies led PIF and SLIC’s respective Nominating and Corporate Governance Committees to conclude that Mr. Metz is qualified to serve as a Director.
Joan Binstock serves as a member of the PIF Board and SLIC Board and Chair of the Nominating and Corporate Governance Committee of the PIF Board and SLIC Board. Ms. Binstock also serves in the same capacity for each of the other MS BDCs. Ms. Binstock has served as an Advisor at Lovell Minnick Partners, LLC since July 2018, where she is responsible for assisting the firm on deal and operational due diligence activities across all portfolio companies. In addition, she has been a director of the Brown Brothers Harriman US Mutual Funds since September 2019, a member of the board of directors and the Audit Chair of KKR Real Estate Select Trust, Inc., a closed-end management investment company that has elected to be treated as a real estate investment trust, since August 2020, a member of the board of directors of Confluence Technologies, Inc. since April 2023 and a member of the board of directors and Audit Chair of The 2023 ETF Series Trusts since 2023. Ms. Binstock previously served as a Director of SimCorp A/S from April 2018 to March 2023. Ms. Binstock was a Partner at Lord, Abbett & Co. LLC from 2000 to March 2018, where she served as the Chief Financial Officer. Previously, Ms. Binstock was the Chief Operating Officer at Morgan Grenfell Asset Management. Prior to that, she was a Principal and National Director of the Regulatory and Risk Management Practice at Ernst & Young LLP, the Chief Administrative Officer at BEA/Credit Suisse, and the Chief Administrative Officer of the Capital Markets Group at Goldman Sachs. She served as a Member of the Association of Institutional Investors Board of Directors, was a Director of the Securities Industry and Financial Markets Association, and was a Member of the Global Board of Managers of Omgeo LLC until January 2018. Ms. Binstock is on the board of Duke School of Medicine Board of Visitors and on the Advisory Council of NY/NJ Year Up, and previously served on the board of the Greystone Foundation, each of which is a nonprofit organization. Ms. Binstock is a licensed Certified Public Accountant. She holds a M.B.A. from New York University and a B.A. from the University of Binghamton. Ms. Binstock’s investing experience and experience as a senior executive officer in several finance companies led PIF and SLIC’s respective Nominating and Corporate Governance Committees to conclude that Ms. Binstock is qualified to serve as a Director.
Kevin Shannon serves as a member of the PIF Board and SLIC Board. Mr. Shannon has also serves as a member of the board of directors of each of the other MS BDCs. Mr. Shannon also serves on the Advisory Committee of Efferent Health, LLC., a private healthcare startup venture in the medical imaging and data base management field. Mr. Shannon previously served as the Chief Financial Officer of the Harvard Management Company, Inc., the investment advisor for Harvard University’s general investment account, from September 2009 to April 2020. Mr. Shannon served on the Operating Committee from September 2009 to December 2018 and chaired the Valuation Committee from June 2015 to December 2017. In addition, since December 2016, he has overseen both investment and operations of Harvard University’s Trust & Gifts Group. Prior to joining Harvard Management Company, Inc., Mr. Shannon was the Chief Financial Officer and an Executive Vice President at Moore Capital Management, LLC, a large multi- strategy private investment company, where he worked for 15 years. During his tenure he was responsible for all treasury functions and served as a member of the board of directors, Risk Committee, and Valuation Committee. Mr. Shannon served two consecutive terms on the board of directors of the Managed Funds Association, a group representing the global alternative investment industry and its investors and was a member of its Executive Committee as Vice Chairman and Treasurer. Prior to Moore Capital Management, LLC, he was a senior executive at Lehman Brothers where he served as Senior Vice President and Chief Financial Officer of Lehman’s derivative products subsidiary and earlier as Director of Firm Trading Accounting and Controls. Prior to joining Lehman Brothers, Mr. Shannon began his career as an auditor at KPMG LLP, serving financial services clients. Mr. Shannon served a two-year tenure as a part time adjunct lecturer with Baruch

College’s Department of Accounting. Mr. Shannon takes an active role in his community; he served on the board of Help for Children for 20 years until December 31, 2023 and was formerly a member of the Audit and Executive Committees, and he is currently a member of the Boston Economics Club. Mr. Shannon received his Bachelor of Science degree, magna cum laude, from New York University and an M.B.A. from Fairleigh Dickinson University. Mr. Shannon’s investing experience and experience as a senior executive officer in several finance companies led PIF and SLIC’s respective Nominating and Corporate Governance Committees to conclude that Mr. Shannon is qualified to serve as a Director.
Executive Officers Who Are Not Directors
Information regarding officers of PIF and SLIC who are not directors is as follows:
	Age	Position	Number of Portfolios in Fund Complex Overseen by Officer(1)
Orit Mizrachi	52	Chief Operating Officer and Secretary	6
Michael Occi	40	Chief Administrative Officer	6
David Pessah	39	Chief Financial Officer	6
Gauranga Pal	46	Chief Compliance Officer	6

(1)
The Fund Complex consists of the MS BDCs.

Orit Mizrachi serves as Chief Operating Officer of PIF and SLIC and serves in the same capacity for each of the other MS BDCs. Ms. Mizrachi has been a Managing Director of MSIM since January 2023 and previously served as an Executive Director of MSIM from April 2019 to December 2022. Prior to joining Morgan Stanley in April 2019, Ms. Mizrachi held various senior positions at The Carlyle Group from 2010 to 2018, including the Chief Operating Officer of the direct lending platform and The Carlyle Group’s BDCs as well as serving as interim Chief Financial Officer of The Carlyle Group’s BDCs from September 2014 through March 2015 Prior to joining The Carlyle Group in 2010, Ms. Mizrachi worked in the hedge fund industry as a chief financial officer and controller. Ms. Mizrachi started her career in public accounting and as an auditor. Ms. Mizrachi has a Bachelor of Science in Accounting.
Michael Occi serves as Chief Administrative Officer of PIF and SLIC and serves in the same capacity for each of the other MS BDCs. Mr. Occi has been a Managing Director of MSIM since April 2022. Mr. Occi joined Morgan Stanley in 2006. Prior to joining MSIM, Mr. Occi served as Head of Financial Institutions Equity Capital Markets between May 2019 and April 2022. Previously, Mr. Occi held a variety of other roles within Equity Capital Markets as well as in the financial institutions coverage areas in Fixed Income Capital Markets and in the Investment Banking Division. Mr. Occi graduated magna cum laude from Georgetown University, with a BA in Finance and Accounting.
David Pessah serves as Chief Financial Officer of PIF and SLIC and serves in the same capacity for each of the other MS BDCs. Mr. Pessah has been a Managing Director of MSIM since December 2023. Prior to joining Morgan Stanley, Mr. Pessah held various positions at Goldman Sachs from September 2010 to November 2023, most recently as the Chief Financial Officer, Treasurer and Chief Accounting Officer of its business development company complex within Goldman Sachs’ Private Credit group. Mr. Pessah started his career in September 2007 at Ernst & Young LLP as an auditor in their financial services group. Mr. Pessah received his Bachelor of Science in Accounting from the University of Delaware and his MBA in Finance from Baruch College
Gauranga Pal serves as Chief Compliance Officer of PIF and SLIC and serves in the same capacity for the MS BDCs. In addition, Mr. Pal serves as Executive Director of MSIM. Mr. Pal joined MSIM in 2023. Prior to joining Morgan Stanley, Mr. Pal served as a Managing Director and Head of Investments Compliance of Blue Owl Capital where he served as from March 2021 to February 2023. Prior to Blue Owl Capital, Mr. Pal held various positions at Goldman Sachs between January 2005 to February 2021, most recently a Vice President and Senior Compliance Officer. Mr. Pal received his bachelor of technology in Chemical Engineering from the Indian Institute of Technology Kanpur and his MBA from the City University of New York.

Corporate Governance
Board Composition
Each of the PIF Board and SLIC Board consists of six members.
Pursuant to SLIC’s Charter and Bylaws, the SLIC Board is divided into three classes, with the members of each class each serving staggered, three-year terms.
Independent Directors
Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.
Consistent with these considerations, after review of all relevant transactions and relationships between each Director, or any of his or her family members, and each of PIF, SLIC, the Adviser, or of any of their respective affiliates, the PIF Boad and SLIC Board has determined that each of Ms. Binstock and Messrs. Frank, Shannon, and Metz qualifies as a PIF Independent Director and SLIC Independent Director, respectively. Each Director who serves on the Audit Committee of the PIF Board (the “PIF Audit Committee”) and the Audit Committee of the SLIC Board (the “SLIC Audit Committee”) is an Independent Director for purposes of Rule 10A-3 under the Exchange Act.
Interested Directors
Each of Messrs. Miller and Levin is considered an “interested person” (as defined in the 1940 Act) of PIF and SLIC because of his respective relationship with PIF and SLIC, respectively, the Adviser or affiliated persons of the Adviser (each, an “Interested Director”).
Board of Directors Leadership Structure
Each of the PIF Board and SLIC Board monitor and perform an oversight role with respect to each of PIF and SLIC’s respective business and affairs, including with respect to their investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers. Among other things, the PIF Board and SLIC Board approve the appointment of the Adviser and PIF and SLIC’s respective officers, review and monitor the services and activities performed by the Adviser and PIF and SLIC’s respective executive officers, and approves the engagement and reviews the performance of PIF and SLIC’s respective independent public accounting firm.
Under PIF’s First Amended and Restated Limited Liability Company Agreement, as amended (the “PIF LLC Agreement”) and SLIC Bylaws, the PIF Board and SLIC Board may each designate a Chair to preside over the meetings of the respective boards of directors and meetings of the unitholders or stockholders, as applicable, and to perform such other duties as may be assigned to him or her by the respective boards of directors. Neither PIF nor SLIC has a fixed policy as to whether the Chair should be an Independent Director and believe that each should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on criteria that are in PIF and SLIC’s respective best interests and the best interest of the PIF unitholders and SLIC stockholders at such times.
Presently, David N. Miller serves as the Chair of the PIF Board and SLIC Board. Mr. Miller is an “interested person” as defined in Section 2(a)(19) of the 1940 Act of PIF ad SLIC, and therefore, is an Interested Director. PIF and SLIC each believe that Mr. Miller’s extensive knowledge of the financial services industry and capital markets in particular qualify him to serve as the Chair of the PIF Board and SLIC Board. Each of PIF and SLIC believes it is best served through this existing leadership structure, as Mr. Miller’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the respective board of directors, ensuring that both groups act with a common purpose.
Neither the PIF Board nor the SLIC Board has a designated lead Independent Director. Each of PIF and SLIC are aware of the potential conflicts that may arise when an Interested Director is Chair of the board of directors, but believe these potential conflicts are offset by PIF and SLIC’s strong corporate governance policies. Each of PIF and SLIC’s corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering the compliance policies and procedures.
Each of PIF and SLIC recognize that different board of directors’ leadership structures are appropriate for companies in different situations. Each of PIF and SLIC intend to re-examine its respective corporate governance policies on an ongoing basis to ensure that they continue to meet their needs.
Board of Directors’ Role in Risk Oversight
Each of the PIF Board and SLIC Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire PIF Board or SLIC Board, respectively, and is comprised solely of Independent Directors and (b) active monitoring by each of PIF and SLIC’s Chief Compliance Officer and of their respective compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” each Audit Committee assists the respective Board in fulfilling its risk oversight responsibilities. Each Audit Committee’s risk oversight responsibilities include overseeing the accounting and financial reporting processes, the respective valuation processes, systems of internal controls regarding finance and accounting and audits of each company’s respective financial statements.
Each of the PIF Board and SLIC Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Each Board will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the respective compliance policies and procedures and service providers of each of PIF and SLIC. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of compliance policies and procedures and service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the respective Board would reasonably need to know to oversee compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors of the PIF Board and SLIC Board at least once each year.
Each of PIF and SLIC believe their respective Board’s role in risk oversight is effective and appropriate given the extensive regulation to which each is subject as a BDC. As a BDC, each of PIF and SLIC are required to comply with certain regulatory requirements that control the levels of risk in their business and operations. For example, the ability to incur indebtedness is limited such that each of PIF and SLIC’s asset coverage, as defined in the 1940 Act, must equal at least 150% immediately after each time the respective company incurs indebtedness, and each must generally invest at least 70% of its total assets in “qualifying assets.” In addition, PIF and SLIC are not generally permitted to invest in any portfolio companies in which one of its affiliates currently has an investment.
Each of PIF and SLIC recognize that different board roles in risk oversight are appropriate for companies in different situations and intend to re-examine the manners in which each Board administers its oversight function on an ongoing basis to ensure that they continue to meet PIF and SLIC’s needs.
Committees of the Board of Directors of PIF and SLIC
PIF and SLIC Audit Committees
The members of each of the PIF Audit Committee and SLIC Audit Committee are Joan Binstock, Bruce D. Frank, Adam Metz, and Kevin Shannon, each of whom is financially literate, is not considered an “interested person”, as that term is defined in Section 2(a)(19) of the 1940 Act, and meets the independence requirements of Rule 10A(m)(3) of the Exchange Act. Bruce D. Frank serves as Chair of each Audit Committee. The PIF Board and SLIC Board has determined that Joan Binstock, Bruce D. Frank, Adam

Metz, and Kevin Shannon are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Each Audit Committee operates pursuant to a charter approved by the respective Board, which sets forth the responsibilities of each Audit Committee. Each Audit Committee’s responsibilities include establishing guidelines and making recommendations to the respective Board regarding the valuation of certain loans and investments, selecting the independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of the respective company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing annual financial statements and periodic filings and receiving audit reports and financial statements.
PIF and SLIC Nominating and Corporate Governance Committees
The members of each of the PIF Nominating and Corporate Governance Committee and SLIC Nominating and Corporate Governance Committee are Joan Binstock, Bruce D. Frank, Adam Metz, and Kevin Shannon, each of whom is not considered an “interested person”, as that term is defined in Section 2(a)(19) of the 1940 Act. Joan Binstock serves as Chair of each Nominating and Corporate Governance Committee. Each Nominating and Corporate Governance Committee operates pursuant to a charter approved by the respective Board. Each Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating qualified nominees to be elected to the respective Board, selecting qualified nominees to fill any vacancies on the respective Board or a committee of the Board (consistent with criteria approved by such Board), developing and recommending to the respective Board a set of corporate governance principles applicable to PIF or SLIC, as applicable, and overseeing the evaluation of the respective Board and management.
Neither the PIF nor SLIC Nominating and Corporate Governance Committees have adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, each Nominating and Corporate Governance Committee considers and discusses director diversity, among other factors, with a view toward the needs of the Board as a whole. Each Nominating and Corporate Governance Committee generally conceptualizes diversity expansively, including concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the respective Board, when identifying and recommending director nominees. Each Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with each Nominating and Corporate Governance Committee’s goal of creating a Board that best serves the needs of the respective company and the interests of its unitholders or stockholders, as applicable.
SLIC Pricing Committee
The members of the SLIC Pricing Committee are Jeffrey S. Levin and Adam Metz, provided, that all other members of the SLIC Board are invited to attend all meetings of the SLIC Pricing Committee and, if in attendance, shall be deemed to be members of the SLIC Pricing Committee. The Pricing Committee operates pursuant to a charter approved by the SLIC Board, which sets forth the responsibilities of the SLIC Pricing Committee. The principal goals of the SLIC Pricing Committee are to approve the offering price of shares of the common stock in accordance with its valuation policy, and to ensure that SLIC does not sell shares of common stock at a price per share below the net asset value of such common stock, as required by Section 23 of the 1940 Act, which is made applicable to BDCs by Section 63 of the 1940 Act.
Compensation and Insider Participation
Compensation of PIF Independent Directors
The PIF Independent Directors received an annual fee of $75,000 through July 31, 2023 and $100,000 from August 1, 2023 (prorated for any partial year). The chair of the PIF Audit Committee also receives an additional fee of $7,500 per year. PIF is also authorized to pay the reasonable out-of-pocket expenses for each PIF Independent Director incurred in connection with fulfillment of his or her duties as PIF Independent Directors.

The following table sets forth information concerning total compensation earned by or paid to each of the PIF Independent Directors for the year ended December 31, 2023. No compensation is paid by PIF to any Interested Director of PIF.
	Total Compensation from PIF	Total Compensation from the Fund Complex(1)
Joan Binstock	$85,479	$276,164
Bruce Frank	$92,979	$302,733
Adam Metz	$85,479	$276,164
Kevin Shannon	$85,479	$276,164

(1)
The “Fund Complex” consists of MS BDCs.

Compensation of SLIC Independent Directors
The SLIC Independent Directors receive an annual fee of $50,000 (prorated for any partial year), and the chair of the SLIC Audit Committee receives an additional fee of $5,000 per year. SLIC is also authorized to pay the reasonable out-of-pocket expenses for each SLIC Independent Director incurred in connection with fulfillment of his or her duties as SLIC Independent Directors.
The following table sets forth information concerning total compensation earned by or paid to each of SLIC’s Independent Directors during the fiscal year ended December 31, 2023. No compensation is paid by SLIC to any Interested Director of SLIC.
	Total Compensation from SLIC	Total Compensation from the Fund Complex(1)
Joan Binstock	$50,000	$276,164
Bruce Frank	$55,000	$302,733
Adam Metz	$50,000	$276,164
Kevin Shannon	$50,000	$276,164

(1)
The “Fund Complex” consists of MS BDCs.

Compensation of Executive Officers of PIF or SLIC
None of the PIF or SLIC executive officers receive direct compensation for PIF or SLIC, respectively. Any compensation paid for services relating to each of PIF or SLIC’s financial reporting and compliance functions will be paid by the Administrator subject to reimbursement by the respective company of an allocable portion of such compensation for services rendered to either PIF or SLIC, as applicable. To the extent that the Administrator outsources any of its functions, PIF or SLIC, as applicable, will pay the fees associated with such functions on a direct basis without profit to the Administrator.

BUSINESS OF SL INVESTMENT CORP.
SLIC is a non-diversified, externally managed specialty finance company incorporated on August 24, 2020, focused on lending to middle-market companies. SLIC has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, SLIC has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. SLIC is externally managed by the Adviser, an indirect, wholly owned subsidiary of Morgan Stanley. SLIC is not a subsidiary of, or consolidated with, Morgan Stanley.
SLIC’s investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies in which private equity sponsors have a controlling equity stake in the portfolio company. For the purposes of this Statement, “middle-market companies” refers to companies that, in general, generate EBITDA, in the range of approximately $15 million to $200 million, although not all of SLIC’s portfolio companies will meet this criterion.
SLIC invests primarily in directly originated senior secured term loans including first lien senior secured term loans (including unitranche loans) and to a lesser extent, second lien senior secured term loans, higher-yielding assets such as mezzanine debt, unsecured debt, equity investments, and other opportunistic asset purchases. Under normal market circumstances, SLIC expects that investments other than first lien senior secured term loans would not exceed 10% of its gross assets at the time of acquisition of any such investments. Typical middle-market senior loans may be issued by middle-market companies in the context of LBOs, acquisitions, debt refinancings, recapitalizations, and other similar transactions. SLIC generally expects its debt investments to have a stated term of five to eight years and typically to bear interest at a floating rate usually determined on the basis of a benchmark such as SOFR.
SLIC generates revenues primarily in the form of interest income from the investments it holds. In addition, SLIC generates income from dividends or distributions of income on any direct equity investments, capital gains on the sale of loans and debt and equity securities, and various other loan origination and other fees, including commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance, and consulting fees.
The middle-market loans in which SLIC generally invests are typically not rated by any rating agency, but SLIC believes that if they were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings, or lower than “BBB-” by Standard & Poor’s Ratings Services), which under the guidelines established by these rating agencies is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Debt instruments that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.”
SLIC’s investment approach is focused on long-term credit performance, risk mitigation, and preservation of principal. Utilizing its proprietary investment approach, SLIC intends to execute on its investment objective by (1) drawing upon the Adviser’s and Morgan Stanley’s longstanding and deep relationships with middle-market companies, private equity sponsors, commercial and investment banks, industry executives, and financial intermediaries to provide a strong pipeline of investment opportunities, (2) implementing the Adviser’s rigorous, fundamentals-driven and disciplined investment and risk management process, (3) drawing on the investment committee’s extensive experience in credit and principal investing, credit analysis and structuring, and (4) accessing Morgan Stanley’s global resources.
By leveraging the established origination and underwriting capabilities within the MS Private Credit platform and targeting an attractive investing area in the U.S. middle-market, SLIC believes it is able to offer attractive risk-adjusted returns to its investors. Despite recent market volatility, SLIC believes the middle-market direct lending market environment continues to be attractive. SLIC remains highly focused on conducting extensive due diligence and leveraging the Morgan Stanley platform. SLIC continues to seek to invest in companies that are led by strong management teams, generate substantial free cash flow, have leading market positions, benefit from sustainable business models, and are well positioned to perform well despite the impact of recent market volatility. SLIC believes the current market environment offers opportunities to seek compelling risk-adjusted returns.

On October 9, 2020, SLIC closed approximately $479.5 million of capital commitments to purchase shares of SLIC Common Stock, in a private placement pursuant to subscription agreements with investors. Since SLIC’s initial closing, SLIC held additional closings and received additional capital commitments to purchase SLIC Common Stock. As of March 31, 2024 and December 31, 2023, total capital commitments were approximately $668.8 million and $668.8 million.
On October 19, 2020, SLIC sold 521 shares of its Series A Preferred Stock for $1,000 per share to a select group of individual investors who are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.
SLIC may draw down capital commitments to make investments or pay expenses at any time through October 9, 2024, the third anniversary of the initial closing, plus the one-year extension that was exercised by the Adviser. After the end of its investment period, SLIC may draw down remaining capital commitments, if any, to the extent necessary to: (a) pay and/or establish reserves for its actual or anticipated expenses, including management fees, any amounts that may become due under any borrowings or other financings or similar obligations, any indemnity obligations and any other liabilities, contingent or otherwise, whether incurred before or after the end of its investment period, (b) complete investments or obligations (including guarantees) in any transactions for which it has entered into a letter of intent, memorandum of understanding, written bid letter, written agreement in principle, or binding written agreement as of the end of its investment period (including investments that are funded in phases), (c) fund follow-on investments made in existing portfolio companies (including transactions to hedge interest rates relating to such additional investment) and/or (d) for SLIC to comply with applicable laws and regulations, including the 1940 Act, the Code, and if applicable, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). For the avoidance of doubt, the termination of its investment period does not signify the commencement of the wind down of SLIC or result in any obligation of SLIC to return investors’ capital.
SLIC may pursue a “Liquidity Event,” which is defined as the sale of all or substantially all of its assets to, or other liquidity event with, another entity or a transaction or series of transactions, including by way of merger, consolidation, recapitalization, reorganization, or sale of stock in each case for consideration of either cash and/or publicly listed securities of the acquirer, in each case subject to any stockholder approvals and any applicable requirements of the 1940 Act. SLIC does not intend to target a quotation or listing of its common stock on a national securities exchange, including an initial public offering.
SLIC’s term will end seven years after the initial closing, subject to extension for an additional one-year period which has been exercised by the Adviser (the “Term”). If SLIC has not consummated a Liquidity Event by the end of the Term, the SLIC Board, to the extent consistent with its fiduciary duties, will use its commercially reasonable efforts to wind down or liquidate and dissolve SLIC, although SLIC may enter into a Liquidity Event after the end of the Term.
The Adviser
SLIC entered into an investment advisory agreement with the Adviser on September 24, 2020, which was subsequently amended on February 1, 2021 (the “SLIC Investment Advisory Agreement”). Pursuant to the SLIC Investment Advisory Agreement with the Adviser, SLIC pays the Adviser a base management fee for investment advisory and management services. The SLIC Investment Advisory Agreement had an initial term of two years and continues thereafter from year to year if approved annually by a majority of the SLIC Independent Directors. The SLIC Investment Advisory Agreement was most recently renewed in August 2023.
Morgan Stanley launched its private credit platform in 2010. The private credit platform includes dedicated strategies targeting different credit products, asset yields and issuer sizes, resulting in a platform that SLIC believes is well positioned to provide scale and flexible financing solutions to borrowers, maximize deal origination and enhance the ability to generate attractive risk adjusted returns for its stockholders. These strategies include U.S. private credit (referred to herein as MS Private Credit), European private credit and tactical credit.
The Adviser, an indirect, wholly owned subsidiary of Morgan Stanley, was established in 2007 and serves as the investment adviser for various funds, accounts and strategies, including the funds and accounts on the MS Private Credit platform, including the MS BDCs, and managed approximately $19.1 billion in committed capital4 as of May 1, 2024.
MS Private Credit’s primary areas of focus include:
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Direct Lending.   The Direct Lending strategy includes SLIC and the other MS BDCs advised by the Adviser and other funds and separately managed accounts. Investments made primarily in directly originated first lien senior secured and second lien senior secured loans, mezzanine notes, unsecured debt, preferred stock, and common stock issued by U.S. middle-market companies owned by private equity firms, typically, although not always, with annual EBITDA of up to $200 million. As of May 1, 2024, Direct Lending managed approximately $16.2 billion in committed capital.

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Opportunistic Credit.   Investments made primarily in complex assets, unusual credit situations or companies experiencing difficulties in sourcing capital. Other potential investments included in this category may include purchasing public or private securities in the open market at deep discounts to their fundamental value. Investments are made primarily in first lien senior secured and second lien senior secured loans, mezzanine notes, unsecured debt, preferred stock and common stock issued by U.S. middle-market companies, typically, although not always, with annual EBITDA of $10 million to $100+ million. As of May 1, 2024, Opportunistic Credit managed approximately $2.9 billion in committed capital.

The Adviser’s investment committee servicing SLIC, or the Investment Committee, is comprised of ten senior investment professionals of IM and is chaired by Jeffrey S. Levin, SLIC’s Chief Executive Officer and President and a member of the SLIC Board. The Investment Committee members have an average of 24 years of relevant industry experience and have experience investing across multiple credit cycles and different investing environments, including the global financial crisis of 2008. All investment decisions are reviewed and approved by the Investment Committee, which has principal responsibility for approving new investments and overseeing the management of existing investments.
The Adviser is served by experienced investment professionals, or the Investment Team, within the MS Private Credit platform. The Investment Team is responsible for origination, due diligence, underwriting, structuring and monitoring each investment throughout its life cycle. In addition to SLIC’s executive officers and their support teams, the MS Private Credit platform is supported by numerous professionals in legal, compliance, risk management, finance, accounting and tax who help support the platform by providing guidance on SLIC’s operations.
Morgan Stanley, the parent of the Adviser, is a global financial services firm whose predecessor companies date back to 1924 and, through its subsidiaries and affiliates, advises, originates, trades, manages and distributes capital for governments, institutions and individuals. Morgan Stanley maintains a significant market position in each of its business divisions-ISG, WM, and IM. SLIC is not a subsidiary of or consolidated with Morgan Stanley and Morgan Stanley does not guarantee any of SLIC’s financial obligations.
IM is a global investment manager, delivering innovative investment solutions across public and private markets. As of March 31, 2024, IM managed approximately $1.5 trillion in assets under management across its business lines, which include equity, fixed income, liquidity, real assets and private investment funds.
The Administrator
The Administrator, an indirect, wholly owned subsidiary of Morgan Stanley, provides the administrative services necessary for SLIC to operate pursuant to the amended and restated administration agreement dated February 1, 2021 that SLIC entered into with the Administrator (the “SLIC Administration Agreement”). The SLIC Administration Agreement was most recently renewed by the SLICs Board in August 2023.
SLIC does not currently have any employees. SLIC pays no compensation directly to any interested director or executive officer of SLIC. SLIC pays the Administrator its allocable portion of certain expenses

4
Committed capital is calculated as aggregate capital commitments received and total committed leverage within each of the funds or accounts with exception for funds past their investment period, where committed capital is calculated as invested capital.

incurred by the Administrator in performing its obligations under the SLIC Administration Agreement. The Administrator is reimbursed for certain expenses it incurs on behalf of SLIC. The Administrator reserves the right to waive all or part of any reimbursements due from SLIC at its sole discretion.
Investment Strategy
SLIC’s primary investment strategy is to make privately negotiated senior secured credit investments in U.S. middle-market companies that have leading market positions, enjoy high barriers to entry, such as high startup costs or other obstacles that prevent new competitors from easily entering the portfolio company’s industry or area of business, generate strong and stable free cash flow, and are led by a proven management team with strong private equity sponsor backing. SLIC’s investment approach is focused on long-term credit performance, risk mitigation, and preservation of capital. The Adviser employs a highly rigorous, fundamentals-driven, and disciplined investment process developed and refined by the investment professionals of the MS Private Credit platform. The Investment Team works on a particular transaction from origination to close and continues to monitor each investment throughout its life cycle.
SLIC invests primarily in companies backed by leading private equity sponsors with strong track records. SLIC believes lending to sponsor-backed companies (or companies where private equity sponsors hold a controlling equity position) versus non-sponsor-backed companies (or companies where private equity sponsors do not hold a controlling equity position) has many distinct potential advantages including:
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Strong, predictable deal flow given significant private equity committed capital;

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Well-capitalized borrowers, including potential access to additional capital from sponsors, if needed;

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Access to detailed financial, operational, industry data, and third-party legal and accounting due diligence reports conducted by the sponsor as part of their due diligence;

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Proper oversight and governance provided by an experienced management team and a board of directors, as well as other industry and/or operating expertise from the sponsors;

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Natural alignment of interests between lender and sponsor given focus on exit strategy; and

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Supplemental diligence beyond the credit analysis of the borrower, given the ability to analyze track records of each private equity firm.

SLIC has created what it believes is a defensive portfolio of investments by focusing on generally avoiding issuer or industry concentration and anchoring its portfolio in first lien investments in order to mitigate risk and achieve its investment objective.
SLIC focuses primarily on U.S. middle-market companies. However, to the extent that SLIC invests in foreign companies, it intends to do so in accordance with the limitations under the 1940 Act and only in jurisdictions with established legal frameworks and a history of respecting creditor rights, including the United Kingdom and countries that are members of the European Union, as well as Canada, Australia, and Japan. SLIC’s investment strategy is predicated on seeking to lend to companies with proven management teams in what it believes to be non-cyclical industry sectors. Additionally, SLIC typically avoids direct exposure to investments in certain sectors such as in companies whose primary revenues are related to retail, restaurants, energy, alcohol, tobacco, pork manufacturing, gaming and gambling, and pornography, and the avoidance of investments in such sectors is separate and apart from the ESG (as defined below) considerations described below. See “— Investment Process-Due Diligence & Structuring” below.
Investment Criteria
In order to achieve its investment objectives, SLIC seeks to build an investment portfolio that consists primarily of directly originated floating-rate first lien senior secured term loans (including unitranche loans), and to a lesser extent, second lien senior secured term loans, higher-yielding assets such as mezzanine debt, unsecured debt, and equity investments in U.S. middle-market companies, and other opportunistic asset purchases. Under normal market circumstances, SLIC expects that investments other than first lien senior secured term loans would not exceed 10% of its gross assets at the time of acquisition of any such investments. SLIC’s debt investments typically have maturities of five to eight years. SLIC seeks to create and has created what it believes is a defensive portfolio of investments focusing on generally avoiding issuer or industry concentration in order to mitigate risk and achieve its investment objective.
SLIC expects its target portfolio companies to exhibit some, or all, of the following characteristics at the time of the initial investment, although not all of SLIC’s portfolio companies will meet these criteria:
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EBITDA of $15 – $200 million;

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Defensible, leading market positions;

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Unique or specialized strategy or other meaningful barriers to entry;

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Low technology or market risks;

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Diversified product offering, customer and supplier base;

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Stable cash flows;

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Low capital expenditure requirements;

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General avoidance of what SLIC believes to be cyclical industry sectors;

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Predominantly North American base of operations;

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Typical loan-to-value of up to 60%; and

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Experienced management teams with successful track records.

Key themes of SLIC’s investment strategy include:
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Maintaining an appropriate allocation of first lien senior secured and second lien senior secured debt to allow SLIC to achieve attractive returns within the targeted risk profile, while investing prudently based on the market and economic environment;

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Performing thorough fundamental business and industry due diligence;

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Conducting in-depth due diligence on management teams and sponsors to bolster SLIC’s position that SLIC is investing in businesses led by experienced professionals;

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Structuring investments focused on providing SLIC with security, covenant protection and current income while seeking to provide SLIC’s borrowers with adequate liquidity and flexibility to operate; and

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Ongoing active management of SLIC’s portfolio companies through consistent dialogue with management and/or the sponsor, review of financial reporting, monitoring of key performance indicators and evaluation of exit strategies.

Market Opportunity
SLIC believes the middle-market direct lending market environment continues to be attractive, despite the recent market volatility resulting from elevated inflation and broader macroeconomic uncertainty.
Demand for Direct Lending Solutions
SLIC believes that demand has increased for financing from direct lenders relative to other sources because of the attractiveness of the product as well as structural and market factors. According to Preqin, private credit’s share of the sub-investment grade credit market, relative to the high yield and syndicated loan markets, has increased from 3% in 2010 to 22% as of June 30, 2023.
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SLIC believes that when sponsors experience the flexibility of private credit transactions and the speed and certainty of execution, they will continue to seek financing from non-bank lenders. SLIC believes this presents a compelling opportunity for SLIC to invest in quality companies on attractive terms and conditions.

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Bank participation in middle-market secured loans decreased in recent years. SLIC believes recent market-driven disruptions in the regional bank sector could further constrain bank capacity for middle market secured lending.

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Certain private equity sponsors who historically sought to finance their transactions in the public, syndicated markets have turned to private credit providers, including SLIC, to finance their transactions.

Large and Growing U.S. Middle-Market
SLIC believes U.S. middle-market companies represent a large and growing opportunity set and will likely require additional amounts of private debt financing for various purposes.
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Recent data from Refinitiv LPC, a premier global provider of information on the syndicated loan and high yield bond markets, indicates that there are approximately $618 billion of middle-market loans with maturities between the second quarter of 2023 and the fourth quarter of 2029 that will likely require a refinancing event.

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In addition, data from Preqin shows that as of March 31, 2024, there was more than $1.0 trillion of raised, but not yet invested, capital by global private equity managers, representing a sizeable pool of support for both new and existing investments.

SLIC expects that these two important dynamics will provide for significant financing opportunities for lenders like SLIC who have longstanding and deep relationships with middle-market private equity firms.
Attractive Attributes of Senior Secured Middle-Market Direct Lending
SLIC believes that focusing on lending to private equity owned middle-market businesses will provide for attractive risk adjusted return opportunities due to a series of structural and market factors. SLIC has generally witnessed an improvement in terms in recent periods, including higher reference rates, generally conservative leverage profiles and lender-friendly documentation.
Although leveraged buyout activity has remained relatively subdued in recent quarters, the private credit market has continued to present high quality opportunities, that could offer compelling risk-adjusted returns.
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Middle-market companies, SLIC believes, typically have less leverage, larger equity contributions, lower rates of default, and achieve higher recoveries as compared to broadly syndicated loans. SLIC believes middle-market loans also tend to garner more attractive pricing, conservative structures, tighter legal documentation, meaningful financial covenants, and provide for greater access to management than broadly syndicated loans. Furthermore, SLIC believes middle-market loans often avoid riskier large deal debt characteristics such as covenant-lite structures. Maintaining financial covenants allows SLIC to diagnose and respond to borrower underperformance typically before value materially erodes. SLIC believes it is this more conservative loan structuring that also contributes to the better overall performance of middle-market loans.

Competitive Advantages
SLIC believes it is able to execute on its investment objective and achieve attractive risk-adjusted returns as a result of its competitive strengths. In addition to the Adviser’s relationships with middle-market private equity firms, Morgan Stanley has relationships with many middle-market private equity firms and middle-market companies that may provide significant investment opportunities. MS Private Credit is the primary private credit investment management platform of Morgan Stanley. The Adviser capitalizes on the significant number of lending opportunities with middle-market companies through relationships established by Morgan Stanley and otherwise. SLIC believes the large volume of potential lending opportunities and scale of the MS Private Credit origination and due diligence platform allows SLIC to increase investment selectivity and potentially enhance risk-adjusted returns.
Ability to Leverage Morgan Stanley’s Relationships and Network
Morgan Stanley has a substantial network of business relationships with individuals, companies, institutions and governments in the United States and around the world which SLIC believes is a potential source of investment opportunities for SLIC and differentiates SLIC relative to other BDCs. Additionally, SLIC believes that this network may potentially assist SLIC’s portfolio companies through SLIC’s efforts to make introductions and referrals to the investment banking and capital markets services of Morgan Stanley.
In all cases, subject to applicable laws, rules and regulations, information barriers, confidentiality provisions and policies and procedures, the Adviser utilizes Morgan Stanley’s global resources throughout the life cycle of each investment. The Investment Teams consult with teams across IM, ISG (and its business units, Investment Banking, Sales and Trading, Commodities and Equity and Fixed Income Research) and WM, to assess potential investments and determine the investment opportunities to which SLIC should devote substantial time and resources. SLIC believes that it benefits, where appropriate, from the expertise, infrastructure, track record, relationships and institutional knowledge of Morgan Stanley.
Access to certain parts of Morgan Stanley may be limited in certain instances by a number of factors, including third-party confidentiality obligations and information barriers established by Morgan Stanley in order to manage compliance with applicable law and potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act and internal policies and procedures. The investment sources described above are not necessarily indicative of all sources that the Adviser may utilize in sourcing investments for PIF. There can be no assurance that the Adviser will be able to source investments from any one or more parts of the Morgan Stanley network, implement SLIC’s strategy, achieve SLIC’s investment objectives, find investments that fit its investment criteria or avoid substantial losses.
Highly Differentiated Deal Sourcing Advantages
SLIC believes the relationships that the Investment Team maintains with sponsors, commercial and investment banks, industry executives and financial intermediaries provides a strong pipeline of proprietary investment opportunities. However, unlike many other competing alternative lending strategies, the Adviser operates within a global financial institution with multiple groups within Morgan Stanley. SLIC expects the broader Morgan Stanley platform to be a source of potential lending opportunities. SLIC believes this position within Morgan Stanley is a key factor that differentiates SLIC and constitutes a meaningful competitive advantage relative to other private credit funds and BDCs.
Distinctive Approach to Credit Investing and Due Diligence
SLIC believes that the Adviser utilizes an investment approach that is differentiated in the industry. The Adviser employs a highly rigorous, fundamentals-driven and disciplined investment process which has been developed utilizing Morgan Stanley’s extensive investing experience. The Adviser generally seeks to invest in companies that have leading, defensible market positions, generate strong and stable free cash flow, and have high barriers to entry, highly capable management teams and strong private equity sponsor ownership. SLIC believes that the Adviser’s investment approach coupled with SLIC’s portfolio construction strategy, flexible capital, and focus on financial covenant protection, differentiates SLIC from SLIC’s competitors.
Experienced and Accomplished Investment Team & Investment Committee
The Investment Team is led by investment professionals with extensive experience in credit and principal investing, credit analysis, credit origination and structuring. Jeffrey S. Levin, SLIC’s Chief Executive Officer and President and member of the SLIC Board, has principal management responsibility for SLIC and serves as Chair of the Investment Committee. Mr. Levin has over 22 years of experience in direct lending, mezzanine lending, credit investing and leveraged finance, and he also currently serves as the Chief Executive Officer and President and a member of the board of directors of each of the MS BDCs. Prior to that, through his tenure at The Carlyle Group as Managing Director and Partner, a member of the management team of the Carlyle private credit platform and as President of certain BDCs managed by affiliates of The Carlyle Group, he also has direct experience in successfully capitalizing and managing BDCs. Before working at The Carlyle Group, Mr. Levin was a founding member of the MS Private Credit platform.

The Investment Committee members have an average of 24 years of relevant industry experience. The Investment Committee is comprised of senior members of IM and provides guidance to the Investment Team throughout the investment process.
In addition, the Investment Team has strong private equity sponsor and intermediary relationships and a highly developed network within Morgan Stanley. Collectively, the investment professionals of the Adviser have substantial leveraged lending experience, and SLIC believes the Investment Team is well positioned to generate attractive risk-adjusted returns.
Investment Process
SLIC’s investment activities are managed by the Adviser. The Adviser is responsible for origination, underwriting, structuring and monitoring SLIC’s investments.
The Adviser’s investment process has five stages: Origination, Preliminary Screen, Due Diligence & Structuring, Investment Committee Approval & Closing and Portfolio Management, and it employs the same rigorous and disciplined investment process to all types of investments. The Investment Team works on a particular transaction from origination to close and continues to monitor each investment throughout its life cycle.
Origination
SLIC believes it benefits from the Adviser’s highly differentiated direct origination platform. The MS Private Credit origination platform is complemented by opportunities sourced by other Morgan Stanley divisions and businesses.
The Firm has deep relationships with many middle-market private equity firms and middle-market companies that may provide significant investment opportunities. MS Private Credit is the primary private credit investment management platform across Morgan Stanley. The Adviser seeks to capitalize on the significant number of lending opportunities with middle-market companies through relationships established by Morgan Stanley.
SLIC believes the large volume of untapped potential lending opportunities and the scale of the MS Private Credit origination and due diligence platform allows SLIC to increase investment selectivity and potentially enhance risk-adjusted returns.
Preliminary Screen
An initial review of each investment opportunity is conducted by the Investment Team to determine whether it is consistent with SLIC’s investment objectives and credit standards. If the opportunity fits SLIC’s investment objective and 1940 Act requirements, the opportunity is further evaluated by the Investment Team. The Investment Team utilizes the extensive industry expertise resident in IM and ISG (subject in all cases to applicable regulations, confidentiality provisions, information barriers and policies and procedures) to assist in this preliminary evaluation. Access to these resources allows the Investment Team to assess each opportunity quickly and effectively and enables it to focus only on compelling opportunities.
If the members of the Investment Team conducting the initial review conclude that the investment opportunity meets SLIC’s objectives, the Investment Team prepares a screening memo which is discussed with a subset of the Investment Committee at a Preliminary Screen meeting. At a Preliminary Screen meeting, the Investment Team presents an overview of the business, proposed capital structure, proposed terms (if applicable at this stage), key investment highlights and risks, and preliminary financial analysis. Opportunities that are approved at the Preliminary Screen meeting advance to the Due Diligence & Structuring phase.
Due Diligence & Structuring
All investment opportunities that pass the Preliminary Screen are subject to a comprehensive due diligence process. The Adviser uses both internal and external resources in its due diligence process including leveraging the extensive industry expertise resident in Morgan Stanley’s businesses (subject in all cases to applicable regulations, confidentiality provisions, information barriers and policies and procedures). Diligence typically involves meeting with company management and the private equity sponsor to achieve a comprehensive understanding of the portfolio company’s competitive positioning, competitive advantage, company strategy and risks and mitigants associated with the proposed investment.
Additionally, the Investment Team, to the extent applicable, conducts supplemental diligence including:
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Financial analysis;

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Capital structure review;

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Covenant analysis;

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Review of third-party due diligence reports (financial, industry, legal, technology, insurance and/or environmental);

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Industry research;

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Customer calls;

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Industry expert calls;

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Management background checks;

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Consideration of ESG issues; and

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Negotiation of legal documentation.

The Investment Team reviews ESG considerations as part of its due diligence process. As a part of ESG due diligence, the Investment Team evaluates each potential borrower utilizing a standard ESG template to determine an ESG score for each potential borrower. Borrowers who score beneath an internally set threshold require additional discussion and consideration by the Investment Committee. The identification of a material ESG risk will not necessarily be determinative in the Adviser’s decision to lend to a potential borrower, and SLIC may invest in portfolio companies that score poorly in the Adviser’s ESG due diligence. In addition, material ESG issues are reported and discussed as part of the Adviser’s ongoing portfolio management processes on a regular basis.
Investment Committee Approval & Closing
The Investment Committee is engaged throughout the investment process to provide guidance on best practices, industry expertise and related deal experience drawn from their relevant experience.
Based on the findings in the Due Diligence & Structuring phase, the Investment Team prepares a detailed memo that is presented to the Investment Committee. A majority of the Investment Committee, including approval by Mr. Levin, must approve a transaction in order for SLIC to pursue the opportunity. Once approved, the Investment Team works towards closing and funding the investment. Any changes to the investment after approval along with key legal terms are documented and circulated to the Investment Committee prior to closing in the form of a closing memo.
Portfolio Management
SLIC believes that proactive monitoring of SLIC’s portfolio companies is an important part of the investment process. the Adviser engages in formal and informal dialogue with portfolio company management teams, private equity sponsors, suppliers and customers, as appropriate, through conversations facilitated, in part, by Morgan Stanley’s global network in an attempt to give SLIC an ongoing advantage relative to other investors. The Adviser receives monthly or quarterly financial reports from portfolio companies. This information access and ongoing interactions with portfolio companies and sponsors should provide the Adviser with the ability to anticipate any potential performance or liquidity issues at an early stage and to work proactively toward mitigating potential losses. The Adviser holds quarterly portfolio reviews. In conjunction with the quarterly portfolio reviews, the Adviser compiles a quarterly risk report that examines, among other things, migration in portfolio and loan level investment mix, industry diversification, ESG review, Internal Risk Ratings, revenue, EBITDA and leverage.

Frequency of review of individual loans is determined on a case-by-case basis, based on an Internal Risk Rating, total exposure and other criteria set forth by the Investment Committee. Performing loans, or loans on which the borrower has historically made payments of principal and interest on time, are typically discussed every quarter, while any loan that has been downgraded under SLIC’s Internal Risk Rating scale is typically discussed quarterly at a minimum and more frequently as appropriate. In addition, the Adviser holds monthly “watchlist” meetings which include a discussion of all transactions that have been downgraded, or are at risk for downgrade, under the Adviser’s Internal Risk Rating system.
As part of the monitoring process, the Adviser has developed risk policies pursuant to which it regularly assesses the risk profile of each of SLIC’s debt investments. The Adviser has developed a classification system to group investments into four categories. The investments are evaluated regularly and assigned a category based on certain credit metrics. The Adviser’s ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of SLIC’s investments. Please see below for a description of the four categories of the Adviser’s Internal Risk Rating system:
Risk Rating 1	In the opinion of the Adviser, investments in Risk Rating 1 involve the least amount of risk relative to SLIC’s initial cost basis at the time of origination or acquisition. Risk Rating 1 investments performance is above SLIC’s initial underwriting expectations and the business trends and risk factors are generally favorable, which may include the performance of the portfolio company, or the likelihood of a potential exit.
Risk Rating 2	In the opinion of the Adviser, investments in Risk Rating 2 involve a level of risk relative to SLIC’s initial cost basis at the time of origination or acquisition. Risk Rating 2 investments are generally performing in line with SLIC’s initial underwriting expectations and risk factors to ultimately recoup the cost of SLIC’s principal investment and are neutral to favorable. All new originated or acquired investments are initially included in Risk Rating 2.
Risk Rating 3	In the opinion of the Adviser, investments in Risk Rating 3 indicate that the risk to SLIC’s ability to recoup the initial cost basis at the time of origination or acquisition has increased materially since the origination or acquisition of the investment, such as declining financial performance and non-compliance with debt covenants; however principal and interest payments are not more than 120 days past due.
Risk Rating 4	In the opinion of the Adviser, investments in Risk Rating 4 involve a borrower performing substantially below expectations and indicate that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. For Risk Rating 4 investments, it is anticipated that SLIC will not recoup SLIC’s initial cost basis and may realize a substantial loss of SLIC’s initial cost basis at the time of origination or acquisition upon exit.
The Adviser rates the investments in SLIC’s portfolio at least quarterly, and it is possible that the rating of a portfolio investment may be changed over time. For investments rated 3 or 4, the Adviser enhances its level of scrutiny over the monitoring of such portfolio company by conducting a formal review of the portfolio company on a monthly basis and taking any actions deemed appropriate from the results of such review.
Beyond the policies and protocols detailed above, Investment Team performs analysis and projections in response to market conditions to assess potential exposure to SLIC’s portfolio. Sample analysis includes evaluation of the impact from market, economic and geopolitical conditions that may from time to time result in periods of capital markets volatility and economic uncertainty.
The Internal Risk Ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of SLIC’s investments.
Allocation of Investment Opportunities and Potential Conflicts of Interest; Co-Investment Opportunities
As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities.
In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of SLIC’s stockholders. Morgan Stanley has advised and may advise clients and has sponsored, managed or advised Affiliated Investment Accounts (as defined below) with a wide variety of investment objectives that in some instances may overlap or conflict with SLIC’s investment objectives and present conflicts of interest. Certain members of the Investment Team and the Investment Committee will make investment decisions on behalf of Affiliated Investment Accounts, including Affiliated Investment Accounts with investment objectives that overlap with SLIC’s. The term “Affiliated Investment Accounts” includes certain alternative investment funds, regulated funds and investment programs, accounts and businesses that are advised by or affiliated with the Adviser or its affiliates or through which IM otherwise conducts its business, together with any new or successor to such funds, programs, accounts or businesses. For instance, the Adviser serves as the investment adviser to the other MS BDCs.
These activities create potential conflicts in allocating investment opportunities among SLIC and other Affiliated Investment Accounts. As a BDC regulated under the 1940 Act, SLIC is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will, in certain circumstances, limit SLIC’s ability to make investments or enter into other transactions alongside the Adviser and other Affiliated Investment Accounts. Although the Adviser has implemented allocation policies and procedures, there can be no assurance that such regulatory restrictions will not adversely affect SLIC’s ability to capitalize on attractive investment opportunities.
SLIC may, however, invest alongside the Affiliated Investment Accounts in certain circumstances where doing so is consistent with the Adviser’s allocation policies and procedures, applicable law and SEC staff interpretations, guidance and any exemptive relief order applicable to SLIC and/or the Adviser. The SEC has granted the Order that allows SLIC to enter into certain negotiated co-investment transactions alongside certain Affiliated Investment Accounts, in a manner consistent with SLIC’s investment objective, positions, policies, strategies, and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the Order. Pursuant to the Order, SLIC is permitted to co-invest with SLIC’s affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of SLIC’s eligible directors makes certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to SLIC and SLIC’s stockholders and do not involve overreaching in respect of SLIC or SLIC’s stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of SLIC’s stockholders and is consistent with SLIC’s investment objective and strategies.
The Adviser has applied for a new exemptive relief order which, if granted, would supersede the Order and would permit SLIC greater flexibility with respect to negotiated co-investment transactions alongside certain Regulated Funds and Affiliated Funds (each as defined in the application). There can be no assurance that SLIC will obtain such new exemptive relief from the SEC.
Competition
SLIC’s primary competitors in providing financing to middle-market companies include public and private investment funds, other BDCs, commercial finance companies and, to the extent they provide an alternative form of financing, private equity, mezzanine and hedge funds, as well as issuers of CLOs, other structured loan funds, and to a lesser extent, commercial and investment banks. Some of SLIC’s potential competitors may be more experienced and may have more resources than SLIC does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to SLIC. SLIC’s competitors have incurred, or may in the future incur, leverage to finance their debt investments at levels or on terms more favorable than those available to SLIC. In addition, some of SLIC’s competitors may have higher risk tolerances or different risk assessments than SLIC does, which could allow them to consider a wider variety of investments and establish more relationships than SLIC.
Among other factors, the returns on investments available in the marketplace are a function of the supply of investment opportunities and the amount of capital investing in such opportunities. Strong competition for investments, including from new competitors, could result in fewer investment opportunities and less favorable pricing for SLIC, as SLIC’s competitors target the same or similar investments that SLIC intends to purchase. Moreover, identifying attractive investment opportunities is difficult and involves a high degree of uncertainty.

Implications of Being an Emerging Growth Company
SLIC currently is and expects to remain an “emerging growth company,” as defined in the JOBS Act, until the earliest of:
•
the last day of SLIC’s fiscal year in which the fifth anniversary of any initial public offering of the SLIC Common Stock occurs;

•
the end of the fiscal year in which SLIC’s total annual gross revenues first exceed $1.235 billion;

•
the date on which SLIC has, during the prior three-year period, issued more than $1.0 billion in non-convertible debt; and

•
the last day of a fiscal year in which SLIC (1) has an aggregate worldwide market value of shares of SLIC Common Stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of SLIC’s most recently completed second fiscal quarter and (2) has been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Under the JOBS Act and the Dodd-Frank Act, SLIC is exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that SLIC’s independent registered public accounting firm provide an attestation report on the effectiveness of SLIC’s internal control over financial reporting, until such time as SLIC ceases to be an emerging growth company and become an accelerated filer as defined in Rule 12b-2 under the Exchange Act. This may increase the risk that material weaknesses or other deficiencies in SLIC’s internal control over financial reporting go undetected.
Under the JOBS Act, emerging growth companies can delay adopting new or revised accounting standards until such time as those standards apply to private companies. SLIC has made an irrevocable election not to take advantage of this exemption from new or revised accounting standards. SLIC therefore is subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.
Capital Resources and Borrowings
As a RIC, SLIC intends to distribute substantially all of SLIC’s net income to SLIC’s stockholders. SLIC anticipates generating cash from the issuance of shares and cash flows from operations, including interest received on SLIC’s debt investments.
Additionally, SLIC is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to SLIC Common Stock if SLIC’s asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. As of March 31, 2024 and December 31, 2023, SLIC’s asset coverage ratio was 193.19% and 193.70%, respectively.
While any indebtedness and senior securities remain outstanding, SLIC must take provisions to prohibit any distribution to SLIC’s stockholders (which may cause SLIC to fail to distribute amounts necessary to avoid entity-level taxation under the Code), or the repurchase of such securities or shares unless SLIC meets the applicable asset coverage ratios at the time of the distribution or repurchase. In addition, SLIC must also comply with positive and negative covenants customary for these types of facilities.
Legal Proceedings
SLIC, the Adviser and the Administrator may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of SLIC’s rights under contracts with its portfolio companies. Each of SLIC, the Adviser and the Administrator is not currently subject to any material legal proceedings, nor, to its knowledge, is any material legal proceeding threatened against SLIC.
Properties
SLIC’s headquarters are located at 1585 Broadway, New York, NY 10036. SLIC believes that its office facilities are suitable and adequate for its business as it is contemplated to be conducted. SLIC does not own any real estate.

Staffing
SLIC does not currently have any employees. SLIC’s day-to-day investment operations are managed by the Adviser, and the Administrator provides services necessary to conduct SLIC’s business. SLIC pays no compensation directly to any interested director or executive officer of SLIC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF SL INVESTMENT CORP.
OVERVIEW
SLIC is a non-diversified, externally managed specialty finance company focused on lending to middle-market companies. SLIC has elected to be regulated as a BDC under the 1940 Act. In addition, for U.S. federal income tax purposes, SLIC has elected to be treated, and intends to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code. SLIC is externally managed by the Adviser, an indirect, wholly owned subsidiary of Morgan Stanley. SLIC is not a subsidiary of, or consolidated with, Morgan Stanley.
SLIC’s investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies in which private equity sponsors have a controlling equity stake in the portfolio company. For the purposes of this Statement, “middle-market companies” refers to companies that, in general, generate annual EBITDA in the range of approximately $15 million to $200 million, although not all of SLIC’s portfolio companies will meet this criterion.
SLIC invests primarily in directly originated senior secured term loans, including first lien senior secured term loans (including unitranche loans) and, to a lesser extent, second lien senior secured term loans, higher-yielding assets such as mezzanine debt, unsecured debt, equity investments and other opportunistic asset purchases. Under normal market circumstances, SLIC expects that investments other than first lien senior secured term loans would not exceed 10% of its gross assets at the time of acquisition of any such investments. Typical middle-market senior loans may be issued by middle-market companies in the context of LBOs, acquisitions, debt refinancings, recapitalizations, and other similar transactions. SLIC generally expects its debt investments to have a stated term of five to eight years and typically bear interest at a floating rate usually determined on the basis of a benchmark (such as SOFR).
SLIC generates revenues primarily in the form of interest income from investments it holds. In addition, SLIC generates income from dividends or distributions of income on any direct equity investments, capital gains on the sale of loans and equity investments and various other loan origination and other fees, including commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees.
Pursuant to the Order, SLIC is able to enter into certain negotiated co-investment transactions alongside certain Regulated Funds and Affiliated Funds (each as defined in the Order) in a manner consistent with SLIC’s investment objective, positions, policies, strategies, and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the Order. Pursuant to the Order, SLIC is permitted to co-invest with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its eligible directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to SLIC and its stockholders and do not involve overreaching in respect of SLIC or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of SLIC’s stockholders and is consistent with its investment objective and strategies.
SLIC has applied for a new exemptive relief order which, if granted, would supersede the Order and would permit SLIC greater flexibility with respect to negotiated co-investment transactions alongside certain Regulated Funds and Affiliated Funds (each as defined in the application). There can be no assurance that SLIC will obtain such new exemptive relief from the SEC.
KEY COMPONENTS OF SLIC’S RESULTS OF OPERATIONS
Investments
SLIC’s level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt available to middle-market companies, the general economic environment and the competitive environment for the type of investments SLIC makes.

Revenue
SLIC generates revenue primarily in the form of interest income on debt investments it holds. In addition, SLIC generates income from dividends or distributions of income on direct equity investments, capital gains on the sales of loans and equity securities and various loan origination and other fees. SLIC’s debt investments generally have a stated term of five to eight years and typically bear interest at a floating rate usually determined on the basis of a benchmark such as SOFR, or historically LIBOR. Interest on these debt investments is generally paid quarterly. In some instances, SLIC receives payments on its debt investments based on scheduled amortization of the outstanding balances. In addition, SLIC may receive repayments of some of its debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. SLIC’s portfolio activity also reflects the proceeds of sales of securities. SLIC may also generate revenue in the form of commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees.
Expenses
SLIC’s primary operating expenses include the payment of: (i) investment advisory fees, including base management fees, to the Adviser pursuant to the SLIC Investment Advisory Agreement; (ii) costs and other expenses and SLIC’s allocable portion of certain expenses incurred by the Administrator in performing its administrative obligations under the SLIC Administration Agreement between SLIC and the Administrator; and (iii) other operating expenses as detailed below:
•
initial organization costs and offering costs incurred prior to the filing of SLIC’s election to be regulated as a BDC (subject to the expense waiver);

•
costs associated with SLIC’s initial private offering;

•
costs of any other offerings of the SLIC Common Stock, Series A Preferred Stockand other securities, if any;

•
calculating individual asset values and SLIC’s net asset value (including the cost and expenses of any third-party valuation services);

•
out of pocket expenses, including travel expenses, incurred by the Adviser, or members of its investment team or payable to third parties, performing due diligence on prospective portfolio companies and monitoring actual portfolio companies and, if necessary, enforcing SLIC’s rights;

•
base management fees under the SLIC Investment Advisory Agreement;

•
certain costs and expenses relating to distributions paid by SLIC;

•
administration fees payable under the SLIC Administration Agreement and any sub-administration agreements, including related expenses;

•
debt service and other costs of borrowings, senior securities or other financing arrangements;

•
the allocated costs incurred by the Adviser in providing managerial assistance to those portfolio companies that request it;

•
amounts payable to third parties relating to, or associated with, making or holding investments;

•
the costs associated with subscriptions to data service, research-related subscriptions and expenses and quotation equipment and services used in making or holding investments;

•
transfer agent and custodial fees;

•
costs of hedging;

•
commissions and other compensation payable to brokers or dealers;

•
any fees payable to rating agencies;

•
federal and state registration fees;

•
U.S. federal, state and local taxes, including any excise taxes;

•
independent Director fees and expenses;

•
costs of preparing consolidated financial statements and maintaining books and records, costs of preparing tax returns, costs of Sarbanes-Oxley Act compliance and attestation and costs of filing reports or other documents with the SEC (or other regulatory bodies), and other reporting and compliance costs, including registration fees, and the compensation of professionals responsible for the preparation or review of the foregoing;

•
the costs of any reports, proxy statements or other notices to SLIC’s stockholders (including printing and mailing costs), the costs of any stockholders’ meetings, and costs and expenses of preparation for the foregoing and related matters;

•
the costs of specialty and custom software for monitoring risk, compliance and overall investments;

•
any fidelity bond required by applicable law;

•
any necessary insurance premiums;

•
any extraordinary expenses (such as litigation or indemnification payments or amounts payable pursuant to any agreement to provide indemnification entered into by us), provided that SLIC will not bear such expenses to the extent, but only to the extent, that the relevant conduct is not indemnifiable under applicable law, including, if applicable, ERISA);

•
direct fees and expenses associated with independent audits, agency, consulting and legal costs;

•
cost of winding up; and

•
all other expenses incurred by either the Administrator or SLIC in connection with administering its business.

SLIC reimburses the Administrator or its affiliates for amounts paid or costs borne that properly constitute SLIC expenses as set forth in the SLIC Administration Agreement or otherwise, which expenses are ultimately borne by SLIC’s stockholders. SLIC expects its general and administrative expenses to be relatively stable or to decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.
PORTFOLIO, AND INVESTMENT ACTIVITY
Portfolio as of March 31, 2024
As of March 31, 2024, SLIC had investments in 152 portfolio companies across 30 industries. Based on fair value as of March 31, 2024, approximately 100.0% of SLIC’s debt portfolio was invested in debt bearing a floating interest rate, which primarily are subject to interest rate floors for the applicable interest rate. The weighted average total yield of investments in debt securities at amortized cost was 11.6%. Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of March 31, 2024.
Portfolio as of December 31, 2023
As of December 31, 2023, SLIC had investments in 146 portfolio companies across 29 industries. Based on fair value as of December 31, 2023, approximately 100.0% of SLIC’s debt portfolio was invested in debt bearing a floating interest rate, which primarily are subject to interest rate floors for the applicable interest rate. The weighted average total yield of investments in debt securities at amortized cost was 11.8%. Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of December 31, 2023.
Portfolio as of December 31, 2022
As of December 31, 2022, SLIC had investments in 126 portfolio companies across 29 industries. Based on fair value as of December 31, 2022, approximately 100.0% of SLIC’s debt portfolio was invested in debt bearing a floating interest rate, which primarily are subject to interest rate floors for the applicable interest rate. The weighted average total yield of investments in debt securities at amortized cost was 10.7%. Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of December 31, 2022.
The composition of SLIC’s portfolio is presented below (dollar amounts in thousands):
	As of
	March 31, 2024			December 31, 2023			December 31, 2022
	Cost	Fair Value	% of Total Investments at Fair Value	Cost	Fair Value	% of Total Investments at Fair Value	Cost	Fair Value	% of Total Investments at Fair Value
First Lien Debt	$1,117,801	$1,110,190	98.4%	$1,137,010	$1,127,366	98.4%	$1,085,829	$1,061,160	98.5%
Second Lien Debt	8,255	7,583	0.7	9,903	9,191	0.8	8,381	7,972	0.7
Other Investments	11,138	10,644	0.9	9,818	9,479	0.8	8,975	8,985	0.8
Total	$1,137,194	$1,128,417	100.0%	$1,156,731	$1,146,036	100.0%	$1,103,185	$1,078,117	100.0%
Investment Activity
SLIC’s investment activity for the three months ended March 31, 2024 and March 31, 2023 are presented below (information presented herein is at amortized cost unless otherwise indicated):
	As of and For the Three Months Ended
$ in thousands	March 31, 2024	March 31, 2023
New investments committed
Gross principal balance(1)	$50,638	$42,434
Less: Syndications	—	—
Net new investments committed	50,638	42,434
Investments, at cost
Investments, beginning of period	1,156,731	1,103,185
New investments purchased	45,613	51,564
Net accretion of discount on investments	1,043	968
Payment-in-kind	1,029	219
Net realized gain (loss) on investments	(1,715)	63
Investments sold or repaid	(65,507)	(32,775)
Investments, end of period	1,137,194	1,123,224
Amount of investments funded, at principal
First lien debt investments	46,237	51,844
Second lien debt investments	—	1,500
Other investments(2)	114	15
Total	46,351	53,359
Amount of investments sold/fully repaid, at principal
First lien debt investments	16,225	25,388
Second lien debt investments	1,950	—
Total	18,175	25,388
Number of new investment commitments in portfolio companies	9	5
Number of investment commitments exited or fully repaid	3	0
Weighted average yield on debt investments, at cost(3)	11.6%	11.2%

	As of and For the Three Months Ended
$ in thousands	March 31, 2024	March 31, 2023
Weighted average yield on debt investments, at fair value(3)	11.7%	11.5%
Number of portfolio companies	152	131
Percentage of debt investments bearing a floating rate, at fair value	100.0%	99.9%
Percentage of debt investments bearing a fixed rate, at fair value(4)	—%	0.1%

(1)
Includes new investment commitments, excluding sale/repayments and including new unfunded investment commitments.

(2)
Represents dollar amount of other investments funded.

(3)
Computed as (a) the annual stated spread, plus reference rate, as applicable, plus the annual accretion of discounts, as applicable, on accruing debt securities, divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented herein.

(4)
Less than 0.1%

SLIC’s investment activity for the fiscal years ended December 31, 2023 and December 31, 2022 are presented below (information presented herein is at amortized cost unless otherwise indicated):
	As of and For the For the Year Ended
$ in thousands	December 31, 2023	December 31, 2022
New Investments Committed
Gross Principal Balance(1)	$161,166	$269,495
Less: Syndications	(12,225)	—
Net New Investments Committed	148,941	269,495
Investments, at Cost
Investments, beginning of period	1,103,185	885,827
New investments purchased	177,903	333,827
Net accretion of discount on investments	4,238	4,296
Payment-in-kind	1,780	695
Net realized gain (loss) on investments	81	202
Investments sold or repaid	(130,456)	(121,662)
Investments, end of period	1,156,731	1,103,185
Amount of investments funded, at principal
First lien debt investments	180,486	336,418
Second lien debt investments	1,508	979
Other investments(2)	247	2,346
Total	182,241	339,743
Amount of investments sold/fully repaid, at principal
First lien debt investments	84,229	96,241
Total	$84,229	$96,241
Weighted average yield on debt investments, at cost(3)	11.8%	10.7%
Weighted average yield on debt investments, at fair value(3)	11.9%	10.9%
Number of portfolio companies	146	126
Percentage of debt investments bearing a floating rate, at fair value	100.0%	100.0%
Percentage of debt investments bearing a fixed rate, at fair value(4)	—%	—%

(1)
Includes new investment commitments, excluding sale/repayments and including new unfunded investment commitments.

(2)
Represents dollar amount of other investments funded.

(3)
Computed as (a) the annual stated spread, plus reference rate, as applicable, plus the annual accretion of discounts, as applicable, on accruing debt securities, divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented herein.

(4)
Less than 0.1%

Investment Performance Rating
As part of the monitoring process, the Adviser has developed risk policies pursuant to which it regularly assesses the risk profile of each of SLIC’s debt investments. The Adviser has developed a classification system to group investments into four categories. The investments are evaluated regularly and assigned a category based on certain credit metrics. The Adviser’s ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of SLIC’s investments. Please see below for a description of the four categories of the Adviser’s Internal Risk Rating system:
Risk Rating 1 — In the opinion of the Adviser, investments in Risk Rating 1 involve the least amount of risk relative to SLIC’s initial cost basis at the time of origination or acquisition. Risk Rating 1 investments performance is above SLIC’s initial underwriting expectations and the business trends and risk factors are generally favorable, which may include the performance of the portfolio company, or the likelihood of a potential exit.
Risk Rating 2 — In the opinion of the Adviser, investments in Risk Rating 2 involve a level of risk relative to SLIC’s initial cost basis at the time of origination or acquisition. Risk Rating 2 investments are generally performing in line with SLIC’s initial underwriting expectations and risk factors to ultimately recoup the cost of SLIC’s principal investment are neutral to favorable. All new originated or acquired investments are initially included in Risk Rating 2.
Risk Rating 3 — In the opinion of the Adviser, investments in Risk Rating 3 indicate that the risk to SLIC’s ability to recoup the initial cost basis at the time of origination or acquisition has increased materially since the origination or acquisition of the investment, such as declining financial performance and non-compliance with debt covenants; however, principal and interest payments are not more than 120 days past due.
Risk Rating 4 — In the opinion of the Adviser, investments in Risk Rating 4 involve a borrower performing substantially below expectations and indicate that the loan’s risk has increased substantially since origination or acquisition. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. For Risk Rating 4 investments, it is anticipated that SLIC will not recoup its initial cost basis and may realize a substantial loss of its initial cost basis at the time of origination or acquisition upon exit.
The distribution of SLIC’s portfolio on the Adviser’s Internal Risk Rating System as of March 31, 2024, December 31, 2023 and December 31, 2022 was as follows (dollar amounts in thousands):
	March 31, 2024		December 31, 2023		December 31, 2022
	Fair Value	% of Portfolio	Fair Value	% of Portfolio	Fair Value	% of Portfolio
Risk rating 1	$4,361	0.4%	$1,050	0.1%	$—	—%
Risk rating 2	1,107,248	98.1	1,129,981	98.6	1,074,987	99.7
Risk rating 3	16,808	1.5	10,900	1.0	3,130	0.3
Risk rating 4	—	—	4,105	0.3	—	—
	$1,128,417	100.0%	$1,146,036	100.0%	$1,078,117	100.0%

CONSOLIDATED RESULTS OF OPERATIONS
The following table represents SLIC’s operating results for the three months ended March 31, 2024 and March 31, 2023:
	For the Three Months Ended
$ in thousands	March 31, 2024	March 31, 2023
Total investment income	$34,855	$31,643
Less: Net expenses	13,942	13,975
Net investment income before taxes	20,913	17,668
Less: Excise tax expense	21	23
Net investment income after taxes	20,892	17,645
Net change in unrealized appreciation (depreciation)	1,918	(1,288)
Net realized gain (loss)	(1,715)	63
Net increase (decrease) in net assets resulting from operations	21,095	16,420
Preferred Stock dividend	(16)	(16)
Net increase (decrease) in net assets resulting from operations attributable to holders of Common Stock	$21,079	$16,404
The following table represents SLIC’s operating results for the years ended December 31, 2023 and 2022:
	For the Year Ended
$ in thousands	December 31, 2023	December 31, 2022
Total investment income	$134,352	$83,441
Less: Net expenses	56,252	31,433
Net investment income (loss)	78,100	52,008
Less: Excise tax expense	93	4
Net investment income (loss) after taxes	78,007	52,004
Net change in unrealized appreciation (depreciation)	14,373	(28,306)
Net realized gain (loss)	81	202
Net increase (decrease) in net assets resulting from operations	92,461	23,900
Preferred Stock dividend	(63)	(63)
Net increase (decrease) in net assets resulting from operations attributable to holders of Common Stock	$92,398	$23,837
Investment Income
Investment income for the three months ended March 31, 2024 and March 31, 2023 was as follows:
	For the Three Months Ended
$ in thousands	March 31, 2024	March 31, 2023
Investment income:
Interest income	$33,306	$30,971
Payment-in-kind	970	146
Dividend income	163	139
Other income	416	387
Total investment income	$34,855	$31,643

In the table above, total investment income increased from $31.6 million for the three months ended March 31, 2023 to $34.9 million for the three months ended March 31, 2024. The increases were primarily driven by SLIC’s deployment of capital and rising SOFR rates of SLIC’s floating-rate debt investments. The size of SLIC’s investment portfolio at amortized cost increased from $1.1 billion as of March 31, 2023 to $1.1 billion as of March 31, 2024. Weighted average asset yield of debt investments at cost increased from 11.2% at March 31, 2023 to 11.6% as of March 31, 2024.
Investment income for the years ended December 31, 2023 and 2022 was as follows:
	For the Year Ended
$ in thousands	December 31, 2023	December 31, 2022
Investment income:
Interest income	$130,340	$80,848
Payment-in-kind	1,272	350
Dividend income	598	413
Other income	2,142	1,830
Total investment income	$134,352	$83,441
Total investment income increased from $83.4 million for the year ended December 31, 2022 to $134.4 million for the year ended December 31, 2023. The increases were primarily driven by SLIC’s deployment of capital and rising SOFR rates of its floating-rate debt investments. The size of SLIC’s investment portfolio at amortized cost increased from $1.1 billion as of December 31, 2022 to $1.2 billion as of December 31, 2023. Weighted average asset yield of debt investments at cost increased from 10.7% at December 31, 2022 to 11.8%.
Expenses
SLIC is responsible for investment expenses, professional fees, and other general and administrative expenses related to SLIC’s operations. Expenses for the three months ended March 31, 2024 and March 31, 2023 were as follows:
	For the Three Months Ended
$ in thousands	March 31, 2024	March 31, 2023
Expenses:
Interest and other financing expenses	$13,173	$13,220
Management fees	356	337
Professional fees	343	313
Directors’ fees	52	51
General and other expenses	18	54
Total expenses	$13,942	$13,975
Excise tax expense	$21	$23

Expenses were as follows:
	For the Year Ended
$ in thousands	December 31, 2023	December 31, 2022
Expenses:
Interest and other financing expenses	$52,686	$28,153
Management fees	1,396	1,169
Professional fees	1,762	1,209
Directors’ fees	211	205
General and other expenses	197	697
Total expenses	$56,252	$31,433
Excise tax expense	$93	$4
Interest Expense and Other Financing Expenses
Interest and other financing expenses, including unused commitment fees, amortization of debt issuance costs and deferred financing costs, were $13.2 million and $13.2 million for the three months ended March 31, 2024 and March 31, 2023, respectively. The combined weighted average interest rate (excluding unused fees and financing costs) of the aggregate borrowings outstanding for the three months ended March 31, 2024 and March 31, 2023 were 7.81% and 7.04%, respectively. The combined weighted average effective interest rate (excluding unused fees only) of the aggregate borrowings outstanding for the three months ended March 31, 2024 and March 31, 2023 were 8.14% and 7.73%, respectively.
Interest and other financing expenses, including unused commitment fees, amortization of debt issuance costs and deferred financing costs, were $52.7 million and $28.2 million for the year ended December 31, 2023 and December 31, 2022, respectively. The increase was primarily due to higher average borrowings outstanding and increased reference rates. For the year ended December 31, 2023 and December 31, 2022 average borrowings outstanding were $606.6 million and $535.8 million, respectively. The combined weighted average interest rate (excluding unused fees and financing costs) of the aggregate borrowings outstanding for the year ended December 31, 2023 and December 31, 2022 were 7.51% and 4.19%, respectively.
Management Fees
Management fees, were $0.4 million and $0.3 million for the three months ended March 31, 2024 and March 31, 2023, respectively.
Management fees, were $1.4 million and $1.2 million for the year ended December 31, 2023 and December 31, 2022, respectively. The increase was primarily due to an increase in capital called.
Professional Fees and Other Expenses
Professional fees include legal, audit, tax, valuation and other professional fees incurred related to the management of SLIC, which include costs of a financial printer utilized for certain preparation, printing and distribution services. General and other administrative expenses include insurance, filing, research, subscriptions and other costs.

Net Realized Gain (Loss) and Unrealized Gain (Loss) on Investments
	For the Three Months Ended
$ in thousands	March 31, 2024	March 31, 2023
Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss):
Non-controlled/non-affiliated investments	$(1,715)	$63
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	1,918	(1,288)
Net realized and unrealized gains (losses)	$203	$(1,225)
For the three months ended March 31, 2024 net realized losses on SLIC’s investments was $1.7 million, which was primarily due to the restructuring of three portfolio companies. For the three months ended March 31, 2023, net realized gain on SLIC’s investments was $64,055, driven by the sale of debt investments in SLIC’s portfolio.
For the three months ended March 31, 2024, net change in unrealized appreciation on SLIC’s investments of $1.9 million was primarily driven by the net increases of valuations of SLIC’s debt and equity investments as a result of the changes in spreads in the primary and secondary markets. For the three months ended March 31, 2023, net change in unrealized depreciation on SLIC’s investments of $1.3 million was primarily driven by the net decrease of valuations of SLIC’s debt and equity investments in a widening credit spread environment and volatile markets.
Net Realized Gain (Loss) and Unrealized Gain (Loss) on Investments
	For the Year Ended
$ in thousands	December 31, 2023	December 31, 2022
Net realized and unrealized gains (losses) on investment transactions:
Net realized gain (loss):
Non-controlled/non-affiliated investments	$81	$202
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	14,373	(28,306)
Net realized and unrealized gains (losses)	$14,454	$(28,104)
For the year ended December 31, 2023, net change in unrealized appreciation on SLIC’s investments of $14.4 million was primarily driven by the net increases of valuations of SLIC’s debt and equity investments as a result of the changes in spreads in the primary and secondary markets. For the year ended December 31, 2022, net change in unrealized depreciation on SLIC’s investments of $28.3 million was primarily driven by the net decrease of valuations of SLIC’s debt and equity investments in a widening credit spread environment and volatile markets.
FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES
SLIC generates cash from the net proceeds of offerings of SLIC Common Stock, net borrowings from its credit facility, and through cash flows from operations, including investment sales and repayments as well as income earned on investments and cash equivalents. As of March 31, 2024, SLIC had one revolving credit facility outstanding, as described in “— Debt” below. SLIC may also from time to time enter into new credit facilities, increase the size of existing credit facilities or issue debt securities. Any such incurrence or issuance would be subject to prevailing market conditions, SLIC liquidity requirements, contractual and regulatory restrictions and other factors.
As of March 31, 2024, SLIC had approximately $34.0 million of cash, which taken together with its approximately $296.9 million of availability under the under the revolving financing facility between SLIC

Financing SPV LLC, a wholly-owned subsidiary of SLIC, and JP Morgan Chase Bank, NA (the “JPM Funding Facility”), and SLIC’s approximately $99.3 million of uncalled capital commitments to purchase shares of SLIC Common Stock, SLIC expects to be sufficient for its investing activities and sufficient to conduct its operations in the near term. As of March 31, 2024, SLIC believed it had adequate financial resources to satisfy unfunded portfolio company commitments of $106.6 million.
As of December 31, 2023, SLIC had approximately $36.6 million of cash, which taken together with its approximately $300.6 million of availability under the JPM Funding Facility (subject to borrowing base availability), and SLIC’s approximately $99.3 million of uncalled capital commitments to purchase shares of SLIC Common Stock, or capital commitments, SLIC expects to be sufficient for its investing activities and sufficient to conduct its operations in the near term. As of December 31, 2023, SLIC believed it had adequate financial resources to satisfy unfunded portfolio company commitments of $104.6 million.
Equity
As of March 31, 2024, SLIC had received aggregate capital commitments of approximately $668.8 million. For the three months ended March 31, 2024 and March 31, 2023, SLIC did not issue any shares or call any capital.
As of December 31, 2023, SLIC had received aggregate capital commitments of approximately $668.8 million. The total shares issued and proceeds received related to capital drawdowns delivered pursuant to the subscription agreements for the year ended December 31, 2023, were as follows (dollar amounts in thousands):
Common Share Issuance Date	Common Shares Issued	Amount
May 12, 2023	1,473,477	$30,000
Total	1,473,477	$30,000
The total shares issued and proceeds received related to capital drawdowns delivered pursuant to the subscription agreements for the year ended December 31, 2022, were as follows (dollar amounts in thousands):
Common Share Issuance Date	Common Shares Issued	Amount
May 16, 2022	1,865,672	$40,000
July 28, 2022	1,698,204	35,000
December 23, 2022	2,000,000	40,000
Total	5,563,876	$115,000
In accordance with the terms of the subscription agreement, the Adviser extended the investment period for an additional one-year period such that the investment period will expire on October 9, 2024. In addition, the Adviser exercised its discretion to extend SLIC’s term, such that the term will expire on October 9, 2028.
Distributions
Common Stock
The following tables summarize SLIC’s distributions declared and payable to holders of the SLIC Common Stock for the three months ended March 31, 2024 and March 31, 2023 (dollar amounts in thousands, except per share amounts):
Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
For the Three Months Ended March 31, 2024
February 29, 2024	March 29, 2024	April 25, 2024	$0.76	$20,734
For the Three Months Ended March 31, 2023
March 28, 2023	March 28, 2023	April 20, 2023	$0.64	$16,517

The following tables summarize SLIC’s distributions declared and payable to holders of the SLIC Common Stock for the year ended December 31, 2023 and December 31, 2022 (dollar amounts in thousands, except per share amounts):
Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
March 28, 2023	March 28, 2023	April 20, 2023	$0.64	$16,517
June 27, 2023	June 27, 2023	July 20, 2023	0.68	18,551
September 26, 2023	September 26, 2023	October 25, 2023	0.72	19,643
December 28, 2023	December 28, 2023	January 25, 2024	0.78	21,280
Total Distributions			$2.82	$75,991
Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
March 25, 2022	March 25, 2022	April 22, 2022	$0.62	$12,551
June 24, 2022	June 24, 2022	July 25, 2022	0.55	12,160
September 26, 2022	September 28, 2022	October 20, 2022	0.56	13,333
December 20, 2022	December 20, 2022	January 19, 2023	0.60	14,285
Total Distributions			$2.33	$52,329
Preferred Stock
For the three months ended March 31, 2024 and March 31, 2023 SLIC accrued $15,630 and $15,630, respectively, of dividends to holders of the Series A Preferred Stock, respectively.
For the year ended December 31, 2023 and December 31, 2022 SLIC accrued $62,520 and $62,520, respectively, of dividends to holders of the Series A Preferred Stock, respectively.
Debt
SLIC’s outstanding debt obligations were as follows (dollar amounts in thousands):
	March 31, 2024			December 31, 2023			December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Unused Portion	Aggregate Principal Committed	Outstanding Principal	Unused Portion	Aggregate Principal Committed	Outstanding Principal	Unused Portion
JPM Funding Facility	$900,000	$603,073	$296,927	$900,000	$599,373	$300,627	$1,000,000	$591,307	$408,693
Total	$900,000	$603,073	$296,927	$900,000	$599,373	$300,627	$1,000,000	$591,307	$408,693
RECENT DEVELOPMENTS
On May 8, 2024, the SLIC Board declared a distribution equal to an amount up to its net investment income for the second quarter ending June 30, 2024 per share, payable on or about July 25, 2024 to SLIC Common Stock holders of record as of June 28, 2024.
CRITICAL ACCOUNTING ESTIMATES
The preparation of SLIC’s consolidated financial statements requires SLIC to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. The critical accounting estimates should be read in connection with the consolidated financial statements included in its most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K.

RELATED PARTY TRANSACTIONS
SLIC has entered into a number of business relationships with affiliated or related parties, including the following (which are defined in “Certain Relationships and Related Party Transactions of SL Investment Corp.” in this Statement):
•
the SLIC Investment Advisory Agreement;

•
the SLIC Administration Agreement; and

•
the Indemnification Agreement.

Adviser Investment
In conjunction with SLIC’s incorporation, on September 10, 2020, the Adviser purchased 1,000 shares of SLIC Common Stock at a price per share of $20.00 for an aggregate purchase price of $20,000. Morgan Stanley has no further capital, liquidity or other financial obligation to SLIC beyond this equity investment.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF
SL INVESTMENT CORP.
SLIC Investment Advisory Agreement
SLIC has entered into the SLIC Investment Advisory Agreement with the Adviser. Pursuant to the SLIC Investment Advisory Agreement, SLIC pays the Adviser a base management fee for investment advisory and management services. In addition, SLIC reimburses the Adviser for certain expenses it incurs on SLIC’s behalf. Members of SLIC senior management also serve as principals of other investment managers affiliated with the Adviser that manage, and may in the future manage, investment funds, accounts or other investment vehicles with investment objectives similar to SLIC. The SLIC Investment Advisory Agreement was most recently approved by the SLIC Board, including a majority of the SLIC Independent Directors, for renewal for an additional one-year term in August 2023
SLIC Administration Agreement
SLIC entered into the SLIC Administration Agreement with the Administrator who provides SLIC with office space, office services and equipment. Under the SLIC Administration Agreement, the Administrator also performs, or oversees the performance of, required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, internal audit and investor relations, and being responsible for the financial records that SLIC is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, the Administrator assists SLIC in determining and publishing its net asset value, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to its unitholders, its internal control assessment under the Sarbanes-Oxley Act, and generally overseeing the payment of its expenses and the performance of administrative and professional services rendered to SLIC by others. The SLIC Administration Agreement was most recently renewed in August 2023.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF SL INVESTMENT CORP.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of May 1, 2024, the beneficial ownership as indicated in SLIC’s books and records of each Director, each executive officer of SLIC, the executive officers and Directors as a group, and each person known to SLIC to beneficially own 5% or more of the outstanding shares of SLIC Common Stock and Series A Preferred Stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of SLIC Common Stock and Series A Preferred Stock is based on Schedule 13G or other filings by such persons with the SEC and other information obtained from such persons.
The percentage ownership is based on 27,281,428.49 shares of SLIC Common Stock and 521 shares of Series A Preferred Stock outstanding as of May 1, 2024. To SLIC’s knowledge, except as indicated in the footnotes to the table, each of the SLIC stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is c/o SL Investment Corp., 1585 Broadway, New York, NY 10036.
Number of Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)	Number of Shares of Preferred Stock Beneficially Owned(1)	Percent of Preferred Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
David N. Miller	—	—	—	—
Jeffrey S. Levin	—	—	—	—
Independent Directors
Joan Binstock	—	—	—	—
Bruce D. Frank	—	—	—	—
Kevin Shannon	—	—	—	—
Adam Metz	—	—	—	—
Executive Officers Who Are Not Directors
Orit Mizrachi	—	—	—	—
Michael Occi
David Pessah	—	—	—	—
Gauranga Pal	—	—	—	—
All Directors and Executive Officers as a Group (ten persons) Beneficial Ownership of 5% or More:
Lockheed Martin Corporation Master Retirement Trust(2)	6,092,331	22.3%	—	—

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of SLIC Common Stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that SLIC has with regard to the present intent of the beneficial owners of SLIC Common Stock listed in this table.

(2)
The number of shares beneficially owned is based on (i) a Schedule 13G (“Schedule 13G”) filed on February 12, 2024 jointly by Lockheed Martin Corporation Master Retirement Trust (“MRT”) and Lockheed Martin Investment Management Company (“LMIMCo”) and (ii) the internal records of SLIC. MRT, an employee benefit plan trust governed by the Employee Retirement Income Security Act of 1974, as amended, is the record owner of 6,092,331 shares of SLIC Common Stock, which does not reflect the sale of all shares of SLIC Common Stock held by LMIMCo to PIF pursuant to the Securities Purchase Agreement, which sale will close concurrent with the closing of the Mergers. LMIMCo is the named fiduciary of MRT and may be deemed to beneficially own securities held by MRT. Lockheed Martin Corporation (“LMC”) is the sole owner of LMIMCo and as a result of that relationship may be deemed to beneficially own the securities beneficially owned by LMIMCo. LMC expressly disclaims beneficial ownership of the securities reported therein. The Schedule 13G reflects shared voting power of MRT and LMIMCo over all 6,092,331 shares held by MRT. The principal business address of LMC is 6801 Rockledge Drive, Bethesda, MD 20817. The principal business address of each of MRT and LMIMCo is c/o Lockheed Martin Investment Management Company, 6801 Rockledge Drive, MP 150, 9th Floor, Bethesda, MD 20817.
Equity Owned by Directors in SLIC
The following table sets forth the dollar range of equity securities of SLIC and of the other MS BDCs in the Fund Complex beneficially owned by each Director as of May 1, 2024.
	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund Complex(1)(2)
Interested Directors
David N. Miller	None	Over $100,000
Jeffrey S. Levin	None	Over $100,000
Independent Directors
Joan Binstock	None	Over $100,000
Bruce D. Frank	None	Over $100,000
Kevin Shannon	None	Over $100,000
Adam Metz	None	Over $100,000

(1)
The dollar ranges used in the above table are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

(2)
No shares of SLIC’s Common Stock or Series A Preferred Stock were beneficially owned by any Director as of May 1, 2024. The dollar ranges for Morgan Stanley Direct Lending Fund were determined using the number of shares beneficially owned as of May 1, 2024 multiplied by the closing sales price of Morgan Stanley Direct Lending Fund’s common stock as reported on the New York Stock Exchange (the “NYSE”) on May 1, 2024. The dollar ranges for PIF were determined using the number of units that were beneficially owned as of May 1, 2024, multiplied by $19.04 per unit, which was the price at which PIF sold Class S Units on May 1, 2024. No shares of common stock of T Series, PIF A or LGAM were beneficially owned by any Director as of May 1, 2024.

STOCKHOLDERS SHARING AN ADDRESS
Only one copy of this document may be delivered to two or more stockholders who share an address, unless contrary instructions from one or more of such stockholders have been provided to SLIC.
On written or oral request, SLIC will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of SLIC’s Statement and annual reports should provide written or oral notice to SLIC, Attention: Orit Mizrachi, by email at msim_is@seic.com or by phone at 212-761-4000. You may also contact us by mail sent to our principal executive offices: SL Investment Corp., 1585 Broadway, New York, NY 10036, Attention: Orit Mizrachi.

WHERE YOU CAN FIND MORE INFORMATION
Each of PIF and SLIC file with or submit to the SEC annual, quarterly and current reports and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information PIF and SLIC file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
PIF maintains a website at http://www.northhavenprivateincomefund.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Except for any documents incorporated by reference into this Statement, information contained on its website is not incorporated by reference into this Statement, and you should not consider information on its website to be part of this Statement.

Annex A
Execution Version
AGREEMENT AND PLAN OF MERGER
by and among
NORTH HAVEN PRIVATE INCOME FUND LLC,
COBALT MERGER SUB INC.,
SL INVESTMENT CORP.,
and
MS CAPITAL PARTNERS ADVISER INC.
Dated as of May 28, 2024

A-i

A-ii

EXHIBITS
Exhibit A — Form of Termination Agreement
Exhibit B — Form of Stockholder Written Consent

A-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of May 28, 2024 (as may be amended, restated, supplemented or otherwise modified from time to time in accordance herewith, this “Agreement”), among North Haven Private Income Fund LLC, a Delaware limited liability company (“PIF”), Cobalt Merger Sub Inc., a Delaware corporation and wholly-owned direct Consolidated Subsidiary of PIF (“Merger Sub”), SL Investment Corp., a Delaware corporation (“SLIC”), and MS Capital Partners Adviser Inc., a Delaware corporation (“Adviser”).
RECITALS
A.   Each of PIF and SLIC has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act, and Adviser is the investment adviser of each of PIF and SLIC;
B.   Upon the terms and subject to the conditions set forth in this Agreement, PIF, SLIC and Merger Sub intend to merge Merger Sub with and into SLIC (the “First Merger”), with SLIC as the surviving company in the First Merger (sometimes referred to in such capacity as the “Surviving Company”);
C.   Immediately after the First Merger and the Terminations, the Surviving Company shall merge with and into PIF (the “Second Merger” and, together with the First Merger, the “Mergers”), with PIF as the surviving company in the Second Merger.
D.   The Board of Directors of SLIC (the “SLIC Board”), including all of the Independent Directors of SLIC, has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the other Transactions are advisable and in the best interests of SLIC and (y) the interests of SLIC’s existing stockholders will not be diluted (as provided under Rule 17a-8 promulgated under the Investment Company Act) as a result of the Transactions, (ii) approved this Agreement, the Transactions and any other SLIC Matters, (iii) directed that the SLIC Matters be submitted to SLIC’s stockholders for adoption and approval, and (iv) resolved to recommend that the stockholders of SLIC adopt and approve the SLIC Matters.
E.   The Board of Directors of PIF (the “PIF Board”), including all of the Independent Directors of PIF, has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the other Transactions are advisable and in the best interests of PIF and (y) the interests of PIF’s existing members will not be diluted (as provided under Rule 17a-8 promulgated under the Investment Company Act) as a result of the Transactions and (ii) approved this Agreement, the Transactions, and the proposed consideration payable in the Mergers.
F.   The Board of Directors of Merger Sub has unanimously (i) determined that this Agreement and the terms of the First Merger and the other Transactions are advisable and in the best interests of Merger Sub, (ii) approved this Agreement and the Transactions (including the First Merger), (iii) directed that this Agreement and the First Merger be submitted to PIF for adoption and approval, in PIF’s capacity as the sole stockholder of Merger Sub, and (iv) resolved to recommend the adoption and approval of this Agreement and the First Merger by PIF, in PIF’s capacity as the sole stockholder of Merger Sub.
G.   To give effect to the Merger, in connection and substantially concurrently with the execution of this Merger Agreement, certain shares of SLIC were sold pursuant to a stock purchase agreement (as may be amended, restated, supplemented or otherwise modified from time to time in accordance herewith and therewith, the “Stock Purchase Agreement”) entered into between PIF and the stockholder of SLIC listed on Section A-2 of the SLIC Disclosure Schedule (solely in its capacity as a stockholder of SLIC) pursuant to which PIF, subject to the terms and conditions set forth therein, acquired all right, title and interest in and to such stockholders’ shares of SLIC Common Stock (such shares, the “Purchased Shares”) for consideration per Purchased Share equal to the SLIC Per Share NAV (as defined in this Agreement), to be determined in accordance with this Agreement, plus any distributions payable in respect of the Purchased Shares.
H.   The parties hereto desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties hereto agree as follows:
ARTICLE I
THE MERGERS
1.1   The First Merger.   Subject to the terms and conditions of this Agreement, in accordance with the Delaware General Corporation Law (the “DGCL”), at the First Effective Time, Merger Sub shall merge with and into SLIC, and the separate corporate existence of Merger Sub shall cease. SLIC shall be the surviving company in the First Merger and shall continue its existence as a corporation under the Laws of the State of Delaware.
1.2   Closing.   On the terms and subject to the conditions set forth in this Agreement, the closing of the First Merger (the “Closing”) shall take place by remote communication and by the exchange of signatures by electronic transmission on the date that is five (5) Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties hereto (the “Closing Date”).
1.3   First Effective Time.   The First Merger shall become effective as set forth in the certificate of merger with respect to the First Merger (the “First Certificate of Merger”) that shall be filed with, and accepted for record by, the Secretary of State of the State of Delaware (the “DE SOS”) on the Closing Date. The term “First Effective Time” shall be the date and time when the First Merger becomes effective as set forth in the First Certificate of Merger.
1.4   Effects of the First Merger.   At and after the First Effective Time, the First Merger shall have the effects set forth in the DGCL.
1.5   Conversion of Capital Stock.   At the First Effective Time, by virtue of the First Merger and without any action on the part of PIF, SLIC or Merger Sub or the holder of any of the following securities:
(a)   each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the First Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Company and shall constitute the only outstanding shares of capital stock of the Surviving Company;
(b)   all shares of common stock, par value $0.001 per share, of SLIC (the “SLIC Common Stock”) issued and outstanding immediately prior to the First Effective Time that are owned by SLIC, PIF or any of their respective Consolidated Subsidiaries (including Merger Sub) shall be cancelled and shall cease to exist and no consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”);
(c)   each share of SLIC Common Stock issued and outstanding immediately prior to the First Effective Time, except for the Cancelled Shares and Appraisal Shares, shall be converted, in accordance with the procedures set forth in Article II, into the right to receive, in cash, subject to the terms and conditions of this Agreement, without interest, the SLIC Per Share NAV (the “Merger Consideration”); and
(d)   all of the shares of SLIC Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the First Effective Time, and each such share of SLIC Common Stock shall thereafter represent only the right to receive the Merger Consideration.
1.6   The Second Merger.
(a)   Subject to the terms and conditions of this Agreement, in accordance with the DGCL and the Delaware Limited Liability Company Act (the “LLCA”), at the Second Effective Time, the Surviving Company shall merge with and into PIF, and the separate corporate existence of the Surviving Company shall cease. PIF shall be the surviving company in the Second Merger and shall continue its existence as a limited liability company under the Laws of the State of Delaware. The Second Merger shall become effective (the “Second Effective Time”) as set forth in the certificate of merger with respect to the Second Merger (the “Second Certificate of Merger”) that PIF shall file with the DE SOS, it being understood that PIF and the Surviving Company shall cause the Second Effective Time to occur immediately following the First Effective Time. At and after the Second Effective Time, the Second Merger shall have the effects set forth in the DGCL and the LLCA.
(b)   At the Second Effective Time, by virtue of the Second Merger and without any action on the part of PIF or the Surviving Company or the holder of any of the following securities, (i) each share of common stock of the Surviving Company issued and outstanding as of immediately prior to the Second Effective Time shall cease to exist, and no consideration shall be exchanged therefor and (ii) each Class S common unit of limited liability company interest in PIF (“PIF Class S Unit”) issued and outstanding immediately prior to the Second Effective Time shall remain outstanding as an identical common unit of limited liability company interest of PIF.
1.7   Organizational Documents.
(a)   At the First Effective Time, the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Company as of the First Effective Time, and the bylaws of Merger Sub as in effect immediately prior to the First Effective Time shall be the bylaws of the Surviving Company as of the First Effective Time, until thereafter amended in accordance with applicable Law and the respective terms of such certificate of incorporation and bylaws, as applicable.
(b)   At the Second Effective Time, the certificate of formation of PIF as in effect immediately prior to the Second Effective Time shall be the certificate of formation of PIF, as the surviving company in the Second Merger, as of the Second Effective Time, and the limited liability company agreement of PIF as in effect immediately prior to the Second Effective Time shall be the limited liability company agreement of PIF, as the surviving company in the Second Merger, as of the Second Effective Time, until thereafter amended in accordance with applicable Law and the respective terms of such certificate and limited liability company agreement, as applicable.
1.8   Directors and Officers.   Subject to applicable Law, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Company immediately after consummation of the First Merger and shall hold office until the next annual meeting of the Surviving Company and until their respective successors are duly elected and qualify, or until their earlier death, resignation or removal. The directors and officers of PIF immediately prior to the Second Effective Time shall be the directors and officers of PIF immediately after consummation of the Second Merger and shall hold office until their respective successors are duly elected and qualify, or until their earlier death, resignation or removal.
1.9   Termination of Certain Contractual Obligations.   At the First Effective Time, the SLIC Advisory Agreement and the SLIC Administration Agreement shall be automatically terminated and of no further force and effect in accordance with the Termination Agreement attached hereto as Exhibit A (the “Terminations”).
1.10   Appraisal Rights.   Notwithstanding anything in this Agreement to the contrary, the shares (the “Appraisal Shares”) of SLIC Common Stock that are outstanding immediately prior to the First Effective Time and that are held by any Person who is entitled to demand and properly demands appraisal of such shares of SLIC Common Stock pursuant to, and who complies in all respects with, Section 262 of the DGCL (“Section 262”) shall not be converted into the Merger Consideration as provided in Section 1.5, but instead, at the First Effective Time, the Appraisal Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of any such Appraisal Shares shall cease to have any rights with respect thereto, except the right to receive payment of the fair value of such Appraisal Shares in accordance with Section 262; provided that if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 with respect to such Appraisal Shares or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262, then the right of such holder to receive the fair value of such holder’s Appraisal Shares shall cease and such Appraisal Shares shall be deemed to have been converted as of the First Effective Time into, and to have become exchangeable solely for, the right to receive the Merger Consideration as provided in Section 1.5, less any applicable Tax withholding, and shall no longer be Appraisal Shares. SLIC shall give prompt written notice to PIF of any demands received by SLIC for appraisal of any shares of SLIC Common Stock, any withdrawals of demands for appraisal of any shares of SLIC Common Stock and any other documents sent to SLIC pursuant to Section 262, and PIF shall have the right to participate in, and direct all negotiations and Proceedings with respect to such demands. SLIC shall not, without the prior written consent of PIF (including the consent of a majority of the Independent Directors of PIF), make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing. Prior to the First Effective Time, PIF shall not, except with the prior written consent of SLIC, require SLIC to make any payment with respect to any demands for appraisal or offer to settle or settle any such demands.
ARTICLE II
MERGER CONSIDERATION
2.1   Paying Agent.   Prior to the First Effective Time, PIF shall appoint PIF’s transfer agent or other bank or trust company to act as paying agent (the “Paying Agent”) hereunder, pursuant to an agreement in a form reasonably acceptable to each of PIF and SLIC. Promptly following the First Effective Time, PIF shall deposit, or shall cause to be deposited, with the Paying Agent cash sufficient to pay the aggregate Merger Consideration in accordance with Section 2.2. Any cash deposited with the Paying Agent shall hereinafter be referred to as the “Consideration Fund.”
2.2   Delivery of Merger Consideration.
(a)   Each holder of record at the First Effective Time of shares of SLIC Common Stock (other than the Cancelled Shares and Appraisal Shares) that were converted into the right to receive the Merger Consideration pursuant to Section 1.5, shall, promptly after the First Effective Time, be entitled to receive the Merger Consideration. The Consideration Fund shall not be used for any other purpose other than the purposes provided for in the immediately preceding sentence.
(b)   No holder of record of Book-Entry Shares shall be required to deliver a certificate or a letter of transmittal to the Paying Agent to receive the Merger Consideration in respect of such Book-Entry Shares. In lieu thereof, such holder of record shall, upon receipt by the Paying Agent of an “agent’s message” in customary form (or such other evidence, if any, as the Paying Agent may reasonably request), be entitled to receive, and the Surviving Company or PIF shall cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the First Effective Time (but in no event later than two (2) Business Days after the First Effective Time to each such holder of record as of the First Effective Time), the Merger Consideration, less any applicable Tax withholding, per Book-Entry Share to which such holder is entitled hereunder, and such Book-Entry Shares shall forthwith be canceled. Payment of the Merger Consideration with respect to Book-Entry Shares shall only be made to the Person in whose name such Book-Entry Shares are registered.
2.3   No Further Ownership Rights.   All Merger Consideration paid by PIF in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to SLIC Common Stock in respect of which such amounts were paid. From and after the First Effective Time, the stock transfer books of SLIC shall be closed, and there shall be no further transfers on the stock transfer books of SLIC of the shares of SLIC Common Stock that were issued and outstanding immediately prior to the First Effective Time.
2.4   Net Asset Value Calculation.
(a)   SLIC shall deliver to PIF a calculation of the net asset value of SLIC as of a date mutually agreed between PIF and SLIC, such date to be no earlier than forty-eight (48) hours (excluding Sundays and holidays) prior to the First Effective Time (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by SLIC in preparing the calculation of the net asset value per share of SLIC Common Stock (with an accrual for any dividend declared by SLIC and not yet paid) (the “Closing SLIC Net Asset Value”); provided that SLIC shall update the calculation of the Closing SLIC Net Asset Value in the event that the Closing is subsequently delayed or there is more than a de minimis change to the Closing SLIC Net Asset Value prior to the Closing (including any dividend declared after the Determination Date but prior to Closing) and as needed to ensure the Closing SLIC Net Asset Value is determined within forty-eight (48) hours (excluding Sundays and holidays) prior to the First Effective Time; provided further that the SLIC Board, including a majority of the Independent Directors of SLIC, shall be required to approve, and Adviser shall certify in writing to PIF, the calculation of the Closing SLIC Net Asset Value.
(b)   In connection with preparing the calculation provided pursuant to this Section 2.4(a), SLIC will use the portfolio valuation methods approved by the SLIC Board (including a majority of the Independent Directors of SLIC) for valuing the securities and other assets of SLIC under Rule 2a-5 promulgated under the Investment Company Act as of the date of this Agreement, except as expressly set forth above in Section 2.4(a) or otherwise agreed by the SLIC Board (including a majority of the Independent Directors of SLIC).
(c)   Adviser agrees to give PIF and its Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.4(a) and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individuals remain employed by Adviser or its Affiliates.
2.5   Termination of Consideration Fund.   Any portion of the Consideration Fund that remains undistributed to former stockholders of SLIC as of the twelve (12) month anniversary of the date of the First Effective Time may be paid to PIF, upon PIF’s written demand to the Paying Agent. In such event, any holder of shares of SLIC Common Stock who have not theretofore complied with any applicable requirements to receive Merger Consideration shall thereafter look only to PIF with respect to such Merger Consideration, without any interest thereon. Notwithstanding the foregoing, none of PIF, SLIC, the Surviving Company, Merger Sub, the Paying Agent or any other Person shall be liable to any former holder of shares of SLIC Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar Laws.
2.6   Withholding Rights.   PIF or the Paying Agent, as applicable, shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement to any holder of SLIC Common Stock such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SLIC
Except with respect to matters that have been Previously Disclosed, SLIC hereby represents and warrants to PIF and Merger Sub that:
3.1   Corporate Organization.
(a)   SLIC is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. SLIC has the requisite corporate power to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not have an SLIC Material Adverse Effect. SLIC has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.

(b)   True, complete and correct copies of the certificate of incorporation of SLIC (including the certificate of designation for the Series A Preferred Stock) (the “SLIC Charter”) and the Bylaws of SCIC (the “SLIC Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by SLIC.
(c)   Each Consolidated Subsidiary of SLIC (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not have an SLIC Material Adverse Effect.
3.2   Capitalization.
(a)   The authorized capital stock of SLIC consists of (i) 100,000,000 shares of SLIC Common Stock, of which 27,281,428 were outstanding as of the close of business on May 24, 2024 (the “SLIC Capitalization Date”) and (ii) 1,000,000 shares of preferred stock, par value $0.001 per share, of SLIC (“SLIC Preferred Stock”), of which 521 shares are designated as “12.0% Series A Cumulative Preferred Stock” (“Series A Preferred Stock”) were outstanding as of the close of business on the SLIC Capitalization Date. All of the issued and outstanding shares of SLIC capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to SLIC attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of SLIC may vote (“Voting Debt”) is issued or outstanding. As of the SLIC Capitalization Date, except pursuant to the SLIC Charter and the SLIC Subscription Agreements, SLIC does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of SLIC capital stock, Voting Debt or any other equity securities of SLIC or any securities representing the right to purchase or otherwise receive any shares of SLIC capital stock, Voting Debt or other equity securities of SLIC. There are no obligations of SLIC or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of SLIC capital stock, Voting Debt or any equity security of SLIC or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of SLIC capital stock, Voting Debt or any other equity security of SLIC or its Consolidated Subsidiaries or (ii) pursuant to which SLIC or any of its Consolidated Subsidiaries is or could be required to register shares of SLIC’s capital stock or other securities under the Securities Act. All of the SLIC capital stock sold has been sold pursuant to private placements exempt from the registration requirements of the Securities Act and in material compliance with the Investment Company Act and, if applicable, state “blue sky” Laws.
(b)   All of the issued and outstanding shares of capital stock or other equity securities of each Consolidated Subsidiary of SLIC are owned by SLIC, directly or indirectly, free and clear of any Liens, and all of such shares or equity securities are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of SLIC has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.
3.3   Authority; No Violation.
(a)   SLIC has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the SLIC Board, including, after separate meetings and discussion, all of the Independent Directors of SLIC. The SLIC Board, including, after separate meetings and discussion, all of the Independent Directors of SLIC, has unanimously (i) determined that (A) this Agreement and the terms of the Mergers and the other

Transactions are advisable and in the best interests of SLIC and (B) the interests of SLIC’s existing stockholders will not be diluted (as provided under Rule 17a-8 promulgated under the Investment Company Act) as a result of the Transactions, (ii) approved the SLIC Matters, (iii) directed that the SLIC Matters be submitted to SLIC’s stockholders for adoption and approval by written consent or at a duly held meeting of such stockholders (the “SLIC Stockholders Meeting”) and (iv) resolved to recommend that the stockholders of SLIC adopt and approve the SLIC Matters (such recommendation, the “SLIC Board Recommendation”). Except for receipt of (i) the affirmative vote of (x) the holders of a majority of all outstanding shares of SLIC Common Stock and (y) the holders of a majority of the outstanding shares of SLIC Preferred Stock, voting as a separate class, to approve the SLIC Matters at a duly held meeting of SLIC stockholders or (ii) the unanimous written consent of the holders of outstanding shares of SLIC Common Stock and SLIC Preferred Stock (the “SLIC Requisite Vote”), the Mergers and the other Transactions have been authorized by all necessary corporate action on the part of SLIC. This Agreement has been duly and validly executed and delivered by SLIC and (assuming due authorization, execution and delivery by PIF, Merger Sub, and Adviser) constitutes the valid and binding obligation of SLIC, enforceable against SLIC in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”)).
(b)   Neither the execution and delivery of this Agreement by SLIC, nor the consummation by SLIC of the Transactions, nor performance of this Agreement by SLIC, will (i) violate any provision of the SLIC Charter or the SLIC Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to SLIC or any of its Consolidated Subsidiaries or (B) except as set forth in any Contract that was Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of SLIC or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which SLIC or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries, taken as a whole. Section 3.3(b) of the SLIC Disclosure Schedule sets forth, to SLIC’s knowledge, any material consent fees payable to a third party in connection with the Mergers.
3.4   Governmental Consents.   No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by SLIC of the Mergers and the other Transactions, except for (i) the filing with the SEC of a Proxy Statement, in definitive form, (ii) the filing of the First Certificate of Merger and Second Certificate of Merger with and the acceptance for the record of such certificates by the DE SOS in respect of the respective Mergers, (iii) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), (iv) the reporting of this Agreement on a Current Report on Form 8-K and (v) any such consents, approvals, filings or registrations that the failure to obtain or make would not have an SLIC Material Adverse Effect.
3.5   Reports.
(a)   SLIC has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file or furnish since January 1, 2021 (the “Applicable Date”) with the SEC (such forms, statements, certifications, reports and documents filed or furnished since the Applicable Date, including any amendments thereto, the “SLIC SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries taken as a whole. To SLIC’s knowledge, no SLIC SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To SLIC’s knowledge, all SLIC SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of SLIC is required to make any filing with the SEC.
(b)   Neither SLIC nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to SLIC’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of PIF or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has SLIC or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of SLIC, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.
(c)   SLIC has made available to PIF all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of SLIC (i) there are no unresolved comments from the SEC with respect to the SLIC SEC Reports or any SEC examination of SLIC and (ii) none of the SLIC SEC Reports is subject to any ongoing review by the SEC.
3.6   SLIC Financial Statements.
(a)   The consolidated financial statements, including the related consolidated schedules of investments, of SLIC and its Consolidated Subsidiaries included (or incorporated by reference) in the SLIC SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of SLIC and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to SLIC’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Deloitte & Touche LLP (the “Deloitte”), SLIC’s independent registered public accountant, has not resigned, threatened resignation or been dismissed as SLIC’s independent public accountant as a result of or in connection with any disagreements with SLIC on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(b)   Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of SLIC as of December 31, 2023 included in the audited financial statements set forth in SLIC’s annual report on Form 10-K for the year ended December 31, 2023 (the “SLIC Balance Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the SLIC SEC Reports and I liabilities that would not have an SLIC Material Adverse Effect, neither SLIC nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the SLIC Balance Sheet in accordance with GAAP.
(c)   Neither SLIC nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, SLIC and its Consolidated Subsidiaries in the SLIC SEC Reports.

(d)   Since the Applicable Date, (i) neither SLIC nor any of its Consolidated Subsidiaries nor, to the knowledge of SLIC, any director, officer, auditor, accountant or representative of SLIC or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of SLIC or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that SLIC or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) promulgated under the Exchange Act), and (ii) no attorney representing SLIC or any of its Consolidated Subsidiaries, whether or not employed by SLIC or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by SLIC or any of its directors, officers or agents to the SLIC Board or any committee thereof or to any director or officer of SLIC.
(e)   Neither SLIC nor any of its Consolidated Subsidiaries is a party to any off-balance sheet arrangement with respect to SLIC (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act).
(f)   To SLIC’s knowledge, since the Applicable Date, Deloitte, which has expressed its opinion with respect to the financial statements of SLIC and its Consolidated Subsidiaries included in the SLIC SEC Reports (including the related notes), has, for the period it has served as SLIC’s independent accounting firm, been (i) “independent” with respect to SLIC and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.
(g)   The principal executive officer and principal financial officer of SLIC have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and SLIC is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.
(h)   SLIC has in all material respects:
(i)   designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by SLIC in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to SLIC’s management as appropriate to allow timely decisions regarding required disclosure and to allow SLIC’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;
(ii)   designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for asseIs is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences I (E) SLIC’s management, with the participation of SLIC’s principal executive and financial officers, has completed an assessment of the effectiveness of SLIC’s internal controls over financial reporting for the fiscal year ended December 31, 2023 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that SLIC maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023, using the framework specified in SLIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023;

(iii)   (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the SLIC Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of SLIC’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for SLIC’s auditors any material weaknesses in internal controls; and
(iv)   provided to PIF true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the SLIC Board that have been made in writing from the Applicable Date through the date of this Agreement, and will promptly provide to PIF true, complete and correct copies of any such disclosures that are made after the date of this Agreement.
(i)   The fair market value of SLIC’s investments as of December 31, 2023 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurement (Topic 820)”, issued by the Financial Accounting Standards Board and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the SLIC Board.
(j)   To SLIC’s knowledge, there is no fraud or suspected fraud affecting SLIC involving management of SLIC or employees of Morgan Stanley who have significant roles in SLIC’s internal control over financial reporting, when such fraud could have a material effect on SLIC’s consolidated financial statements.
3.7   Broker’s Fees.   Neither SLIC nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to Keefe, Bruyette & Woods, Inc. pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to PIF.
3.8   Absence of Changes or Events.   Since March 31, 2024, (a) except as set forth in Section 3.8 of the SLIC Disclosure Schedule, (b) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of SLIC and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (c) there has not been any Effect that would have an SLIC Material Adverse Effect and (d) there has not been any material action that, if it had been taken after the date of this Agreement, would have required the consent of PIF under Section 6.1 or 6.2.
3.9   Compliance with Applicable Law; Permits.
(a)   Each of SLIC and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act, the Exchange Act and ERISA, other than as would not have an SLIC Material Adverse Effect. SLIC has not received any written or, to SLIC’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries, taken as a whole. SLIC is, and was, fully qualified to sell shares of SLIC capital stock in each jurisdiction in which such shares were registered and sold, other than as would not have an SLIC Material Adverse Effect.
(b)   SLIC is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not have an SLIC Material Adverse Effect.
(c)   SLIC has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) promulgated under the Investment Company Act. There have been no “Material Compliance Matters” for SLIC, as such term is defined in

Rule 38a-1(e)(2) promulgated under the Investment Company Act, other than those that have been reported to the SLIC Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries, taken as a whole.
(d)   Each of SLIC and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit SLIC and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries, taken as a whole. SLIC has not received any written or, to SLIC’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries, taken as a whole.
(e)   No “affiliated person” (as defined under the Investment Company Act) of SLIC has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of SLIC, threatened that would result in any such disqualification.
(f)   The minute books and other similar records of SLIC maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of SLIC, the SLIC Board and any committees of the SLIC Board.
3.10   SLIC Information.   None of the information supplied or to be supplied by SLIC for inclusion or incorporation by reference in Proxy Statement will, at the date the Proxy Statement or any amendment or supplement thereto, is first mailed to stockholders of SLIC or, if applicable, at the time of delivery of the Stockholder Written Consent to SLIC stockholders or at the time of the SLIC Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by SLIC with respect to information supplied by PIF, Merger Sub or Adviser for inclusion or incorporation by reference in the Proxy Statement.
3.11   Taxes and Tax Returns.
(a)   SLIC and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of SLIC or any Consolidated Subsidiary has been examined by the Internal Revenue Service or any successor agency (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon SLIC or any of its Consolidated Subsidiaries for which SLIC does not have reserves that are adequate under GAAP. Neither SLIC nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among SLIC and its Consolidated Subsidiaries). Neither SLIC nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by SLIC or any of its Consolidated Subsidiaries.

Neither SLIC nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If SLIC or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.
(b)   SLIC made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). SLIC has qualified as a RIC at all times since the beginning of its taxable year ended December 31, 2020 and expects to continue to so qualify through the First Effective Time. No challenge to SLIC’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of SLIC ending on or before the First Effective Time, SLIC has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by SLIC after the date of this Agreement has been timely paid).
(c)   Prior to the First Effective Time, SLIC shall have declared and paid a Tax Dividend with respect to all taxable years ended prior to the First Effective Time. Prior to the Determination Date, SLIC shall have declared a Tax Dividend with respect to the final taxable year ending with its complete liquidation.
(d)   SLIC and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.
(e)   SLIC has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.
(f)   Section 3.11(f) of the SLIC Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 3.11(f) of the SLIC Disclosure Schedule, SLIC is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.
(g)   No claim has been made in writing by a taxing authority in a jurisdiction where SLIC or any of its Consolidated Subsidiaries does not file Tax Returns that SLIC or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.
(h)   Neither SLIC nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.
(i)   Neither SLIC nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.
(j)   Neither SLIC nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than SLIC and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.
(k)   Neither SLIC nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is SLIC or any of its Consolidated Subsidiaries).
(l)   There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of SLIC or any of its Consolidated Subsidiaries.

3.12   Litigation.   There are no material Proceedings pending or, to SLIC’s knowledge, threatened against SLIC or any of its Consolidated Subsidiaries. There is no Order binding upon SLIC or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries, taken as a whole.
3.13   Employee Matters.   Neither SLIC nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of ERISA, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).
3.14   Certain Contracts.
(a)   SLIC has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to PIF of, all Contracts (collectively, the “SLIC Material Contracts”) to which, as of the date of this Agreement, SLIC or any of its Consolidated Subsidiaries is a party, or by which SLIC or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of SLIC, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:
(i)   any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to SLIC or its financial condition or results of operations;
(ii)   other than Contracts entered into in the ordinary course of business providing for the obligation or commitment of SLIC to provide funding to its portfolio investments, any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of SLIC or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by SLIC or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;
(iii)   other than Contracts entered into in the ordinary course of business providing for the obligation or commitment of SLIC to provide funding to its portfolio investments, any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within ninety (90) days or less, or any Contract that creates or would create a Lien on any asset of SLIC or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries, taken as a whole);
(iv)   except with respect to investments set forth in the SLIC SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to SLIC and its Consolidated Subsidiaries, taken as a whole;
(v)   any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of SLIC and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that SLIC and its Consolidated Subsidiaries conducts or may conduct;
(vi)   any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the SLIC SEC Reports;
(vii)   any Contract that obligates SLIC or any of its Consolidated Subsidiaries to conduct any business that is material to SLIC and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Mergers, will obligate PIF, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third party on an exclusive basis; or
(viii)   any Contract with a Governmental Entity.
(b)   Each SLIC Material Contract is (x) valid and binding on SLIC or its applicable Consolidated Subsidiary and, to SLIC’s knowledge, each other party thereto, (y) enforceable against SLIC or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries, taken as a whole. The SLIC Advisory Agreement has been approved by the SLIC Board and stockholders of SLIC in accordance with Section 15 of the Investment Company Act. Neither SLIC nor any of its Consolidated Subsidiaries nor, to SLIC’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any SLIC Material Contract other than as would not have an SLIC Material Adverse Effect. No SLIC Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to SLIC or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any SLIC Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries, taken as a whole.
3.15   Insurance Coverage.   All material insurance policies maintained by or for the benefit of SLIC or any of its Consolidated Subsidiaries and that name SLIC or any of its Consolidated Subsidiaries as an insured (each, a “SLIC Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each SLIC Insurance Policy have been paid. Neither SLIC nor any of its Consolidated Subsidiaries has received written notice of cancellation of any SLIC Insurance Policy.
3.16   Intellectual Property.   SLIC and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of SLIC and its Consolidated Subsidiaries taken as a whole (hereinafter, “SLIC Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not have an SLIC Material Adverse Effect. No claims are pending for which SLIC has received written notice or, to the knowledge of SLIC, threatened (i) that SLIC or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any SLIC Intellectual Property Right is invalid or unenforceable. To the knowledge of SLIC, no Person is infringing, misappropriating or using without authorization the rights of SLIC or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to SLIC and its Consolidated Subsidiaries, taken as a whole.
3.17   Environmental Matters.   Except as would not have an SLIC Material Adverse Effect:
(a)   there are no Proceedings of any kind, pending or, to the knowledge of SLIC, threatened, against SLIC or any of its Consolidated Subsidiaries, arising under any Environmental Law;
(b)   there are no Orders by or with any Governmental Entity, imposing any liability or obligation on SLIC or any of its Consolidated Subsidiaries under or in respect of any Environmental Law;
(c)   there are and have been no Hazardous Substances or other conditions related thereto at any property owned or premises leased by SLIC or any of its Consolidated Subsidiaries during the period of SLIC’s or its Consolidated Subsidiary’s ownership or lease; and

(d)   none of SLIC or any of its Consolidated Subsidiaries have entered into any Contract to provide indemnification to any third party pursuant to Environmental Laws in relation to any property previously owned by SLIC or any of its Consolidated Subsidiaries.
3.18   Real Property.   Neither SLIC nor any of its Consolidated Subsidiaries owns or leases any real property.
3.19   Investment Assets.   Each of SLIC and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of SLIC or its Consolidated Subsidiaries set forth in Section 3.19 of the SLIC Disclosure Schedule and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business and, if material, Previously Disclosed. As of the date of this Agreement, the value of investments owned by SLIC that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of SLIC’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).
3.20   State Takeover Laws.   No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law (any such laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.
3.21   Valuation.   Except as may be mutually agreed by the parties, the value of each investment asset owned by SLIC that is used in connection with the computations made by SLIC pursuant to Section 2.4 will be determined in accordance with the valuation policies and procedures approved by the SLIC’s Board as of May 8, 2024 and set forth in SLIC’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.4 for purposes of this Agreement, and the value of all assets owned by SLIC other than investment assets that are used in connection with the computations made by SLIC pursuant to Section 2.4 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the SLIC Board as of May 8, 2024. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the SLIC Board for purposes of such computations were or will be determined by the SLIC Board in good faith in accordance with the valuation methods set forth in SLIC’s valuation policies and procedures adopted by the SLIC Board as of May 8, 2024.
3.22   Opinion of Financial Advisor.   Prior to the execution of this Agreement, the Independent Directors of the SLIC Board and the SLIC Board have received the opinion of Keefe, Bruyette & Woods, Inc., financial advisor to the Committee of the Independent Directors of the SLIC Board (the “Financial Advisor Opinion”), to the effect SLIC, as of the date of such opinion and based upon and subject to the various assumptions, limitations, qualifications and other matters set forth therein, the SLIC Per Share NAV (as specified in such opinion) to be received by the holders of SLIC Common Stock in the First Merger and related purchase of the Purchased Shares, taken together, was fair, from a financial point of view, to the holders of SLIC Common Stock, collectively as a group.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PIF
Except with respect to matters that have been Previously Disclosed, PIF hereby represents and warrants to SLIC that:
4.1   Corporate Organization.
(a)   PIF is a limited liability company duly formed and validly existing and in good standing under the Laws of the State of Delaware and in good standing with the DE SOS and Merger Sub is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. PIF has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign company in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not have a PIF Material Adverse Effect. Merger Sub has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not have a PIF Material Adverse Effect. PIF has duly elected to be regulated as a BDC and such election has not been revoked or withdrawn and is in full force and effect.
(b)   True, complete and correct copies of the Certificate of Formation of PIF (as amended as of the date hereof, the “PIF Certificate”) and the limited liability company agreement of PIF (the “PIF LLC Agreement”), as in effect as of the date of this Agreement, have previously been publicly filed by PIF. True, correct and complete copies of the certificate of incorporation and bylaws of Merger Sub, each as in effect as of the date hereof, have previously been provided to SLIC.
4.2   Authority; No Violation.
(a)   PIF has all requisite limited liability company power and authority to execute and deliver this Agreement and to consummate the Transactions. Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the PIF Board, including, after separate meetings and discussion, all of the Independent Directors of PIF, and the board of directors of Merger Sub. The PIF Board, including, after separate meetings and discussion, all of the Independent Directors of PIF, has unanimously determined that (A) this Agreement and the terms of the Mergers and the other Transactions are advisable and in the best interests of PIF and (B) determined that the interests of PIF’s existing members will not be diluted (as provided under Rule 17a-8 promulgated under the Investment Company Act) as a result of the Transactions. The Mergers and the other Transactions have been authorized by all necessary limited liability company action on the part of PIF. This Agreement has been duly and validly executed and delivered by PIF and Merger Sub and (assuming due authorization, execution and delivery by SLIC and Adviser) constitutes the valid and binding obligation of each of PIF and Merger Sub, enforceable against each of PIF and Merger Sub in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).
(b)   Neither the execution and delivery of this Agreement by PIF or Merger Sub, nor the consummation by PIF or Merger Sub of the Transactions, nor performance of this Agreement by PIF or Merger Sub, will (i) violate any provision of the PIF Certificate, PIF LLC Agreement or the bylaws or certificate of incorporation of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Section 4.2(a) and Section 4.3 are duly obtained and/or made, (A) violate any Law or Order applicable to PIF or any of its Consolidated Subsidiaries or (B) except as set forth in any Contract that was Previously Disclosed, violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of PIF or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which PIF or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole. Section 4.2(b) of the PIF Disclosure Schedule sets forth, to PIF’s knowledge, any material consent fees payable to a third party in connection with the Mergers.
4.3   Governmental Consents.   No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by PIF or Merger Sub of the

Mergers and the other Transactions, except for (i) the filing with the SEC by SLIC of the Proxy Statement, in definitive form, (ii) the filing of the First Certificate of Merger and Second Certificate of Merger with and the acceptance for the record of such certificates by the DE SOS in respect of the respective Mergers, (iii) any notices or filings under the HSR Act, (iv) the reporting of this Agreement on a Current Report on Form 8-K and (v) any such consents, approvals, filings or registrations that the failure to obtain or make would not have a PIF Material Adverse Effect.
4.4   Reports.
(a)   PIF has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file or furnish since the Applicable Date with the SEC (such forms, statements, certifications, reports and documents filed or furnished since the Applicable Date, including any amendments thereto, the “PIF SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries taken as a whole. To PIF’s knowledge, no PIF SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To PIF’s knowledge, all PIF SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of PIF is required to make any filing with the SEC.
(b)   Neither PIF nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to PIF’s knowledge that, upon consummation of the Mergers, would restrict in any material respect the conduct of the business of PIF or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has PIF or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of PIF, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.
(c)   PIF has made available to SLIC all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of PIF, (i) there are no unresolved comments from the SEC with respect to the PIF SEC Reports or any SEC examination of PIF and (ii) none of the PIF SEC Reports is subject to any ongoing review by the SEC.
4.5   PIF Financial Statements.
(a)   The consolidated financial statements, including the related consolidated schedules of investments, of PIF and its Consolidated Subsidiaries included (or incorporated by reference) in the PIF SEC Reports (including the related notes, where applicable): (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of PIF and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to PIF’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Deloitte has not resigned, threatened resignation or been dismissed as PIF’s independent public accountant as a result of or in connection with any disagreements with PIF on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(b)   Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of PIF as of December 31, 2023 included in the audited financial statements set forth in SLIC’s annual report on Form 10-K for the year ended December 31, 2023 (the “PIF Balance Sheet”), (B) liabilities incurred in the ordinary course of business since December 31, 2023, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the PIF SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a PIF Material Adverse Effect, neither PIF nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the PIF Balance Sheet in accordance with GAAP.
(c)   Neither PIF nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of PIF and its Consolidated Subsidiaries in the PIF SEC Reports.
(d)   Since the Applicable Date, (i) neither PIF nor any of its Consolidated Subsidiaries nor, to the knowledge of PIF, any director, officer, auditor, accountant or representative of PIF or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of PIF or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that PIF or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing PIF or any of its Consolidated Subsidiaries, whether or not employed by PIF or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by PIF or any of its officers, directors or agents to the PIF Board or any committee thereof or to any director or officer of PIF.
(e)   Neither PIF nor any of its Consolidated Subsidiaries is a party to any off-balance sheet arrangement with respect to PIF (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act).
(f)   To PIF’s knowledge, since the Applicable Date, Deloitte, which has expressed its opinion with respect to the financial statements of PIF and its Consolidated Subsidiaries included in the PIF SEC Reports (including the related notes), has, for the period it has served as PIF’s independent accounting firm, been (i) “independent” with respect to PIF and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.
(g)   The principal executive officer and principal financial officer of PIF have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and PIF is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.
(h)   PIF has in all material respects:
(i)   designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by PIF in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to PIF’s management as appropriate to allow timely decisions regarding required disclosure and to allow PIF’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;
(ii)   designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) PIF’s management, with the participation of PIF’s principal executive and financial officers, has completed an assessment of the effectiveness of PIF’s internal controls over financial reporting for the fiscal year ended December 31, 2023 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that PIF maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023, using the framework specified in PIF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023;
(iii)   (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the PIF Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of PIF’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for PIF’s auditors any material weaknesses in internal controls; and
(iv)   provided to SLIC true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the PIF Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to SLIC true, complete and correct copies of any such disclosures that are made after the date hereof.
(i)   The fair market value of PIF’s investments as of December 31, 2023 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurement (Topic 820)”, issued by the Financial Accounting Standards Board and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the PIF Board.
(j)   To PIF’s knowledge, there is no fraud or suspected fraud affecting PIF involving management of PIF or employees of Morgan Stanley who have significant roles in PIF’s internal control over financial reporting, when such fraud could have a material effect on PIF’s consolidated financial statements.
4.6   Broker’s Fees.   Neither PIF nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions.
4.7   Absence of Changes of Events.   Since December 31, 2023, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the Transactions, the business of PIF and its Consolidated Subsidiaries has been conducted in the ordinary course of business and (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a PIF Material Adverse Effect.
4.8   Compliance with Applicable Law.
(a)   Each of PIF and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not have a PIF Material Adverse Effect. PIF has not received any written or, to PIF’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole. PIF is not subject to any “stop order” and is, and was, fully qualified to sell shares of PIF’s common stock in each jurisdiction in which such shares were registered and sold, other than as would not have a PIF Material Adverse Effect.
(b)   PIF is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not have a PIF Material Adverse Effect.
(c)   PIF has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for PIF, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the PIF Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole.
(d)   Each of PIF and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit PIF and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole. PIF has not received any written or, to PIF’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole.
(e)   No “affiliated person” (as defined under the Investment Company Act) of PIF has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of PIF, threatened that would result in any such disqualification.
(f)   The minute books and other similar records of PIF maintained since the Applicable Date contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of PIF, the PIF Board and any committees of the PIF Board.
4.9   PIF Information.   None of the information supplied or to be supplied by PIF for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of SLIC or, if applicable, at the time of delivery of the Stockholder Written Consent to SLIC stockholders or at the time of the SLIC Stockholders Meeting contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by PIF with respect to information supplied by SLIC or Adviser for inclusion or incorporation by reference in the Proxy Statement.
4.10   Taxes and Tax Returns.
(a)   PIF and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of PIF or any Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon PIF or any of its Consolidated Subsidiaries for which PIF does not have reserves that are adequate under GAAP. Neither PIF nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among PIF and its Consolidated Subsidiaries). Neither PIF nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by PIF or any of its Consolidated Subsidiaries. Neither PIF nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If PIF or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.
(b)   PIF made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. PIF has qualified as a RIC at all times since the beginning of its taxable year ending December 31, 2022 and expects to continue to so qualify through the First Effective Time. No challenge to PIF’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of PIF ending before the First Effective Time, PIF has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.
(c)   Merger Sub is a newly formed entity created for the purpose of undertaking the Merger. Prior to the First Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.
(d)   PIF and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.
(e)   PIF has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.
(f)   Section 4.10(f) of the PIF Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 4.10(f) of the PIF Disclosure Schedule, PIF is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.
(g)   No claim has been made in writing by a taxing authority in a jurisdiction where PIF or any of its Consolidated Subsidiaries does not file Tax Returns that PIF or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.
(h)   Neither the PIF nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.
(i)   Neither PIF nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.
(j)   Neither PIF nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than PIF and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.
(k)   Neither PIF nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is PIF or any of its Consolidated Subsidiaries).

(l)   There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of PIF or any of its Consolidated Subsidiaries.
4.11   Employee Matters.   Neither PIF nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.
4.12   Litigation.   There are no Proceedings pending or, to PIF’s knowledge, threatened against PIF or any of its Consolidated Subsidiaries, other than such Proceedings as would not have a PIF Material Adverse Effect. There are no Orders binding upon PIF or any of its Consolidated Subsidiaries, other than such Orders as would not have a PIF Material Adverse Effect.
4.13   Available Funds.   PIF currently has, and at all times from and after the date of this Agreement and through the First Effective Time, PIF and Merger Sub will have available all of the funds necessary for the acquisition of all shares of SLIC capital stock pursuant to the First Merger, to pay all fees and expenses in connection therewith, to make payments pursuant to Section 1.5 and Section 2.1 and to perform their respective obligations under this Agreement. PIF and Merger Sub acknowledge and agree that their obligations hereunder are not subject to any conditions regarding PIF’s, Merger Sub’s or any other Person’s ability to obtain financing for the consummation of the Transactions.
4.14   Solvency.   As of the Closing, PIF shall have taken all measures necessary, including, without limitation, the contribution of capital to Merger Sub, to ensure that, after giving effect to the transactions contemplated by this Agreement, including the payment of the Merger Consideration and the satisfaction of all liabilities of the Surviving Company, (a) the Surviving Company (or its successors and assigns) will be Solvent and (b) the Present Fair Saleable Value of the assets of the Surviving Company will exceed its debt, plus its total “capital,” as such term would be determined in accordance with Section 154 of the DGCL. For purposes of this Agreement, “Solvent” when used with respect to the Surviving Company (or its successors and assigns), means that, as of any date of determination (i) the amount of the Present Fair Saleable Value of their assets will, as of such date, exceed all of its liabilities, contingent or otherwise, as of such date, (ii) the Surviving Company will not have, as of such date, an unreasonably small amount of capital for the business in which it is engaged or will be engaged and (iii) the Surviving Company (or its successors and assigns) will be able to pay its debts as they become absolute and mature, taking into account the timing of and amounts of cash to be received by the Surviving Company and the timing of and amounts of cash to be payable on or in respect of its indebtedness, in each case after giving effect to the transactions contemplated by this Agreement. For purposes of the definition of “Solvent,” (A) “debt” means liability on a “claim” and (B) “claim” means (1) any right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (2) the right to an equitable remedy for breach on performance if such breach gives rise to a right to payment, whether or not such equitable remedy is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.
4.15   Merger Sub.   PIF owns beneficially and of record all of the issued and outstanding equity of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the Transactions and has not engaged in any business activities, acquired any assets, or conducted any operations other than in connection with such Transactions.
4.16   Stock Purchase Agreement.   The Stock Purchase Agreement is (x) valid and binding on PIF and, to PIF’s knowledge, each other party thereto, (y) enforceable against PIF in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole. Neither PIF nor, to PIF’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, the Stock Purchase Agreement. No event has occurred with respect to PIF or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under the Stock Purchase Agreement other than as would not, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole.

4.17   Certain Contracts.
(a)   PIF has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to SLIC of, all Contracts (collectively, the “PIF Material Contracts”) to which, as of the date of this Agreement, PIF or any of its Consolidated Subsidiaries is a party, or by which PIF or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of PIF, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:
(i)   any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to PIF or its financial condition or results of operations;
(ii)   other than Contracts entered into in the ordinary course of business providing for the obligation or commitment of PIF to provide funding to its portfolio investments, any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of PIF or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of $500,000 is outstanding or may be incurred, or any guarantee by PIF or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of $500,000;
(iii)   other than Contracts entered into in the ordinary course of business providing for the obligation or commitment of PIF to provide funding to its portfolio investments, any Contract that creates future payment obligations in excess of $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within ninety (90) days or less, or any Contract that creates or would create a Lien on any asset of PIF or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole);
(iv)   except with respect to investments set forth in the PIF SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to PIF and its Consolidated Subsidiaries, taken as a whole;
(v)   any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of PIF and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that PIF and its Consolidated Subsidiaries conducts or may conduct;
(vi)   any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the PIF SEC Reports;
(vii)   any Contract that obligates PIF or any of its Consolidated Subsidiaries to conduct any business that is material to PIF and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Mergers, will obligate PIF, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third party on an exclusive basis; or
(viii)   any Contract with a Governmental Entity.
(b)   Each PIF Material Contract is (x) valid and binding on PIF or its applicable Consolidated Subsidiary and, to PIF’s knowledge, each other party thereto, (y) enforceable against PIF or its applicable Consolidated Subsidiary in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole. The PIF Advisory Agreement has been approved by the PIF Board and stockholders of PIF in accordance with Section 15 of the Investment Company Act. Neither PIF nor any of its Consolidated Subsidiaries nor, to PIF’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any PIF Material Contract other than as would not have a PIF Material Adverse Effect. No PIF Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to PIF or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any PIF Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole.
4.18   Insurance Coverage.   All material insurance policies maintained by or for the benefit of PIF or any of its Consolidated Subsidiaries and that name PIF or any of its Consolidated Subsidiaries as an insured (each a “PIF Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each PIF Insurance Policy have been paid. Neither PIF nor any of its Consolidated Subsidiaries has received written notice of cancellation of any PIF Insurance Policy.
4.19   Intellectual Property.   PIF and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Intellectual Property Rights that are material to the conduct of the business of PIF and its Consolidated Subsidiaries taken as a whole (the “PIF Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not have a PIF Material Adverse Effect. No claims are pending for which PIF has received written notice or, to the knowledge of PIF, threatened (i) that PIF or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any PIF Intellectual Property Right is invalid or unenforceable. To the knowledge of PIF, no Person is infringing, misappropriating or using without authorization the rights of PIF or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to PIF and its Consolidated Subsidiaries, taken as a whole.
4.20   Environmental Matters.   Except as would not have a PIF Material Adverse Effect:
(a)   there are no Proceedings of any kind, pending or, to the knowledge of PIF, threatened, against PIF or any of its Consolidated Subsidiaries, arising under any Environmental Law;
(b)   there are no Orders by or with any Governmental Entity, imposing any liability or obligation on PIF or any of its Consolidated Subsidiaries under or in respect of any Environmental Law;
(c)   there are and have been no Hazardous Substances or other conditions related thereto at any property owned or premises leased by PIF or any of its Consolidated Subsidiaries during the period of PIF’s or its Consolidated Subsidiary’s ownership or lease; and
(d)   none of PIF or any of its Consolidated Subsidiaries have entered into any Contract to provide indemnification to any third party pursuant to Environmental Laws in relation to any property previously owned by PIF or any of its Consolidated Subsidiaries.
4.21   Real Property.   Neither PIF nor any of its Consolidated Subsidiaries owns or leases any real property.
4.22   Investment Assets.   Each of PIF and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of PIF or its Consolidated Subsidiaries set forth in Section 4.22 of the PIF Disclosure Schedule and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business and, if material, Previously Disclosed. As of the date of this Agreement, the value of investments owned by PIF that are “qualifying investments” for purposes of Section 55(a) of the

Investment Company Act is greater than 70% of the value of PIF’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).
4.23   State Takeover Laws.   No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement, the Mergers or the other Transactions.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF ADVISER
Except with respect to matters set forth in the Adviser Disclosure Schedule, Adviser hereby represents and warrants to SLIC and PIF that:
5.1   Organization.   Adviser is a corporation organized and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. Adviser has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have an SLIC Material Adverse Effect or a PIF Material Adverse Effect.
5.2   Authority; No Violation.
(a)   Adviser has all requisite limited liability company power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by the managers of Adviser. This Agreement has been duly and validly executed and delivered by Adviser and (assuming due authorization, execution and delivery by SLIC, PIF and Merger Sub) constitutes the valid and binding obligation of Adviser, enforceable against Adviser in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).
(b)   Neither the execution and delivery of this Agreement by Adviser, nor the consummation of the Transactions, nor performance of this Agreement by Adviser, will (i) violate any provision of the certificate of incorporation or bylaws of Adviser or (ii) (A) violate any Law or Order applicable to Adviser or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of Adviser under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which Adviser is a party or by which its properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have an SLIC Material Adverse Effect or a PIF Material Adverse Effect.
(c)   No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by Adviser, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have an SLIC Material Adverse Effect or a PIF Material Adverse Effect.
5.3   Compliance with Applicable Law; Permits.
(a)   Adviser is, and at all times required by the Investment Advisers Act when Adviser has been the investment adviser to PIF or SLIC has been, duly registered as an investment adviser under the

Investment Advisers Act. Adviser is, and at all times required by applicable Law (other than the Investment Advisers Act) when Adviser has been the investment adviser to PIF or SLIC has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business requires such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have an SLIC Material Adverse Effect or a PIF Material Adverse Effect.
(b)   Adviser is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws with regard to its management of each of SLIC and PIF, including, if and to the extent applicable, the Investment Advisers Act, Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have an SLIC Material Adverse Effect or a PIF Material Adverse Effect. Adviser has not received any written or, to Adviser’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws with regard to its management of each of SLIC and PIF, which non-compliance would, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or would have an SLIC Material Adverse Effect or a PIF Material Adverse Effect.
(c)   Adviser holds and is in compliance with all Permits required in order to permit Adviser to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have an SLIC Material Adverse Effect or a PIF Material Adverse Effect. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have an SLIC Material Adverse Effect or a PIF Material Adverse Effect. Adviser has not received any written or, to Adviser’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or would have an SLIC Material Adverse Effect or a PIF Material Adverse Effect.
(d)   Adviser has implemented written policies and procedures as required by Rule 206(4)-7 promulgated under the Investment Advisers Act (complete and correct copies of which have been made available to SLIC and PIF) and, during the period prior to the date of this Agreement that Adviser has been the investment adviser to SLIC or PIF, Adviser has been in compliance with such policies and procedures with regard to its management of SLIC and PIF, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to SLIC and its Consolidated Subsidiaries, taken as a whole, or PIF and its Consolidated Subsidiaries, taken as a whole.
(e)   During the period prior to the date of this Agreement that it has been the investment adviser to PIF or SLIC, there has been no material adverse change in the operations, affairs or regulatory status of Adviser.
5.4   Litigation.   There are no Proceedings pending or, to Adviser’s knowledge, threatened in writing against Adviser, other than such Proceedings as would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have an SLIC Material Adverse Effect or a PIF Material Adverse Effect. There are no Orders binding upon Adviser other than such Orders as would not, individually or in the aggregate, reasonably be expected to prevent Adviser from timely performing its material obligations under this Agreement or from consummating the Mergers and the other Transactions or have an SLIC Material Adverse Effect or a PIF Material Adverse Effect.
5.5   Valuation.
(a)   Except as set forth in Section 2.4 and may be mutually agreed by the parties hereto, the value of each investment asset owned by SLIC that is used in connection with the computations made by Adviser on behalf of SLIC pursuant to Section 2.4 will be determined in accordance with the valuation policies and procedures adopted by the SLIC Board under Rule 2a-5 promulgated under the Investment Company Act and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.4 for purposes of this Agreement, and the value of all assets owned by SLIC other than investment assets that are used in connection with the computations made by Adviser on behalf of SLIC pursuant to Section 2.4 will be determined in accordance with GAAP.
(b)   The Closing SLIC Net Asset Value presented by Adviser to the SLIC Board will reflect Adviser’s determination of the fair value of any portfolio securities of SLIC for which market quotations are not readily available.
5.6   Adviser Information.   None of the information supplied or to be supplied by Adviser for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement or any amendment or supplement is first mailed to stockholders of SLIC or, if applicable, at the time of delivery of the Stockholder Written Consent to SLIC stockholders or at the time of the SLIC Stockholders Meeting contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by Advisers with respect to information supplied by SLIC, PIF or Merger Sub for inclusion or incorporation by reference in the Proxy Statement.
5.7   Best Interests and No Dilution.   Adviser believes that (i) participation in the Mergers is in the best interests of each of SLIC and PIF and (ii) the interests of existing stockholders of SLIC and members of PIF will not be diluted (as provided under Rule 17a-8 promulgated under the Investment Company Act) as a result of the Mergers.
5.8   Financial Resources.   Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Proxy Statement and under this Agreement.
5.9   SLIC and PIF Forbearances.   The forbearances set forth in Section 6.2 are not expected to be overtly and materially onerous on the conduct of either of SLIC’s business and PIF’s business, respectively, in the ordinary course of business consistent with each of SLIC’s and PIF’s investment objectives and policies as publicly disclosed, respectively.
5.10   SLIC and PIF Representations and Warranties.   To the knowledge of Adviser, as of the date of this Agreement, the representations and warranties made by SLIC in Article III and the representations and warranties made by PIF in Article IV are true and correct in all material respects.
ARTICLE VI
COVENANTS RELATING TO CONDUCT OF BUSINESS
6.1   Conduct of Businesses Prior to the First Effective Time.   During the period from the date of this Agreement until the earlier of the First Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except (x) as may be required by Law, (y) as required or expressly permitted by this Agreement or (z) with the prior written consent of PIF (including the consent of a majority of the Independent Directors of PIF), which prior written consent shall not be unreasonably delayed, conditioned or withheld, SLIC shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business and consistent with SLIC’s investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.

6.2   Forbearances.   During the period from the date of this Agreement until the earlier of the First Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as required or expressly permitted by this Agreement, as Previously Disclosed or as set forth in Section 6.2 of the SLIC Disclosure Schedule, SLIC shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of PIF (including the consent of a majority of the Independent Directors of PIF), which prior written consent shall not be unreasonably delayed, conditioned or withheld:
(a)   other than pursuant to capital calls with respect to the SLIC Subscription Agreements, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of (i) any shares of its capital stock, (ii) any SLIC Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities;
(b)   (i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly and supplemental cash distributions consistent with past practices and SLIC’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for such party to maintain its qualification as a RIC or to avoid the imposition of any income or excise tax, as reasonably determined by SLIC, (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of SLIC to SLIC or another direct or indirect wholly owned Consolidated Subsidiary of SLIC or (D) a Tax Dividend; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;
(c)   sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business consistent with SLIC’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of SLIC or any of its Consolidated Subsidiaries;
(d)   acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted in the ordinary course of business consistent with such party’s investment objectives and policies as publicly disclosed;
(e)   amend the SLIC Charter or the SLIC Bylaws or any other governing documents or similar governing documents of any of SLIC’s Consolidated Subsidiaries;
(f)   implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements;
(g)   hire any employees or establish, become a party to or commit to adopt any Employee Benefit Plan;
(h)   take any action or knowingly fail to take any action that would, or would reasonably be expected to materially delay or materially impede the ability of the parties to consummate the Transactions; provided, however, that the foregoing shall not preclude SLIC from declaring or paying any Tax Dividend on or before the Closing Date;
(i)   incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to any Previously Disclosed financing arrangements existing as of the date of this Agreement and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness;
(j)   make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies or investments in new portfolio companies, in each case, entered into in the ordinary course of business consistent with SLIC’s investment objectives and policies as publicly disclosed;

(k)   file or amend any material Tax Return other than in the ordinary course of business consistent with past practice and SLIC’s investment objectives and policies as publicly disclosed; make, change or revoke any material Tax election; or settle or compromise any material Tax liability or refund;
(l)   take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause SLIC to fail to qualify or not be subject to taxation as a RIC;
(m)   enter into any new line of business (it being understood that this prohibition does not apply to any new or existing portfolio companies in which SLIC or any of its Consolidated Subsidiaries has made or will make a debt or equity investment that is in the ordinary course of business consistent with SLIC’s investment objectives and policies as publicly disclosed and is, would or should be reflected in SLIC’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);
(n)   other than in the ordinary course of business consistent with SLIC’s investment objectives and policies as publicly disclosed, enter into any Contract that would otherwise constitute an SLIC Material Contract had it been entered into prior to the date of this Agreement;
(o)   other than in the ordinary course of business consistent with SLIC’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any SLIC Material Contract;
(p)   settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and SLIC’s investment objectives and policies as publicly disclosed, in an amount not in excess of $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of SLIC or any of its Consolidated Subsidiaries or, after the First Effective Time, PIF, the Surviving Company or any of their respective Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault;
(q)   other than in the ordinary course of business consistent with SLIC’s investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any Indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt as in effect as of the date of this Agreement or other Permitted Indebtedness or (ii) cancel any material indebtedness;
(r)   except as otherwise expressly contemplated by this Agreement, merge or consolidate with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;
(s)   enter into any new SLIC Subscription Agreements; or
(t)   agree to take, make any commitment to take, or adopt any resolutions of the SLIC Board authorizing, any of the actions prohibited by this Section 6.2.
ARTICLE VII
ADDITIONAL AGREEMENTS
7.1   Further Assurances.
(a)   Subject to the right of SLIC to take any action that constitutes a SLIC Adverse Recommendation Change as expressly permitted pursuant to Section 7.5, the parties hereto shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Mergers) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Governmental Entities.
In furtherance (but not in limitation) of the foregoing, each of PIF and SLIC shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, PIF and SLIC shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to PIF or SLIC, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties hereto shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. PIF, on the one hand, and SLIC, on the other hand, shall each, in connection with the efforts referenced in this Section 7.1(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.
(b)   Notwithstanding anything to the contrary herein, nothing in this Agreement shall require either PIF and its Consolidated Subsidiaries, on the one hand, or SLIC and its Consolidated Subsidiaries, on the other hand, to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Transactions (including the Mergers), other than any consent fees set forth in Section 3.3(b) of the SLIC Disclosure Schedule and Section 4.2(b) of the PIF Disclosure Schedule.
7.2   Stockholder Approval.
(a)   Each of SLIC, PIF and Adviser shall cooperate with each other in the preparation of a preliminary and the definitive Proxy Statement, including all amendments or supplements to the preliminary Proxy Statement, as follows:
(i)   SLIC shall prepare and file with the SEC the preliminary Proxy Statement as promptly as reasonably practicable;
(ii)   SLIC shall promptly notify PIF and Adviser of the receipt of any comments of the SEC with respect to the preliminary Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to PIF and Adviser, as promptly as reasonably practicable, copies of all written correspondence between SLIC or any Representative of SLIC and the SEC with respect to the preliminary or definitive Proxy Statement;
(iii)   if any comments are received from the SEC with respect to the preliminary Proxy Statement, SLIC shall respond as promptly as reasonably practicable to such comments;
(iv)   each of PIF and Adviser shall, as promptly as reasonably practicable, provide SLIC with such information available to it as may be required to be included in the Proxy Statement or as may be reasonably required to respond to any comment of the SEC;
(v)   as promptly as reasonably practicable after all comments received from the SEC have been cleared by the SEC, which clearance will be deemed to occur if the SEC has not affirmatively notified SLIC prior to the tenth (10th) day after filing the preliminary Proxy Statement that the

SEC will not be reviewing the Proxy Statement, and all information required to be contained in the Proxy Statement has been included therein, SLIC shall file the definitive Proxy Statement with the SEC and cause such definitive Proxy Statement to be mailed (including by electronic delivery if permitted) to its stockholders of record, as of a record date reasonably established by the SLIC Board of Directors in accordance with applicable Law;
(vi)   SLIC shall seek and use reasonable best efforts to obtain, in accordance with applicable Law and the SLIC Charter and the SLIC Bylaws, as promptly as practicable following the date on which the definitive Proxy Statement is effective, the unanimous written consent of the holders of record of SLIC’s issued and outstanding shares of SLIC Common Stock and SLIC Preferred Stock in the form attached hereto as Exhibit B (the “Stockholder Written Consent”) for purposes of (i) adopting and approving the SLIC Matters, (ii) acknowledging that the approval given thereby is irrevocable and that such stockholder is aware of its rights to demand appraisal for its shares pursuant to Section 262 of the DGCL, a true and correct copy of which will be attached thereto, and that such stockholder has received and read a copy of Section 262 of the DGCL, and (iii) acknowledging that by its adoption and approval of the SLIC Matters it is not entitled to appraisal rights with respect to its shares of SLIC Common Stock or SLIC Preferred Stock, as applicable, in connection with the First Merger and thereby waives any rights to receive payment of the fair value of its shares of capital stock under the DGCL. In furtherance of the foregoing, PIF shall duly execute and deliver to SLIC within two (2) Business Days of the date on which the definitive Proxy Statement is effective, the Stockholder Written Consent in respect of all shares of SLIC Common Stock then held by PIF, including the Purchased Shares. SLIC shall deliver evidence to PIF of the Stockholder Written Consent fully executed by all record holders as promptly as practicable following SLIC’s receipt thereof;
(vii)   in the event SLIC determines, in consultation with PIF, that the SLIC Requisite Vote by means of the Stockholder Written Consent cannot be obtained promptly following the date on which the definitive Proxy Statement is effective, SLIC shall take, in accordance with applicable Law and the SLIC Charter and the SLIC Bylaws, all actions necessary to convene a SLIC Stockholders Meeting, as promptly as practicable, to consider and vote upon a proposal or proposals to adopt and approve the SLIC Matters, including the First Merger, on the terms and conditions set forth in this Agreement, as well as any other such matters, with a record date for the SLIC Stockholders Meeting determined in prior consultation with and subject to the prior written approval of PIF (which prior written approval shall not be unreasonably delayed, conditioned or withheld); and
(viii)   unless the SLIC Board has withdrawn the SLIC Board Recommendation in compliance with Section 7.5, SLIC shall use reasonable best efforts to obtain from SLIC’s stockholders the SLIC Requisite Vote at such SLIC Stockholders Meeting (if any), including by providing to SLIC’s stockholders the SLIC Board Recommendation and including such recommendation in the Proxy Statement and by, at the request of PIF, postponing or adjourning the SLIC Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that SLIC shall not postpone or adjourn the SLIC Stockholders Meeting for any other reason without the prior written consent of PIF (including the consent of a majority of the Independent Directors of PIF) (which prior written consent shall not be unreasonably delayed, conditioned or withheld).
(b)   Without limiting the generality of the foregoing but subject to SLIC’s right to terminate this Agreement pursuant to Section 9.1, SLIC’s obligations pursuant to this Section 7.2 (including its obligation to submit to its stockholders the SLIC Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to SLIC, its Representatives or its stockholders of any Takeover Proposal (including any SLIC Superior Proposal) or (ii) SLIC effecting a Takeover Approval or delivering a Notice of an SLIC Superior Proposal or (iii) an SLIC Adverse Recommendation Change.
(c)   Subject to applicable Law, each of PIF and SLIC shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.
7.3   Indemnification; Directors’ and Officers’ Insurance.
(a)   Following the First Effective Time, PIF shall, to the fullest extent permitted under applicable Law, indemnify, defend and hold harmless and advance expenses to the present and former directors and officers of SLIC or any of its Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the First Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) PIF shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law provided that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) PIF and the applicable Indemnified Parties shall cooperate in the defense of such matter.
(b)   Unless PIF and SLIC shall otherwise agree prior to the First Effective Time, PIF shall continue to maintain in effect for a minimum of six (6) years from and after the First Effective Time (the “Insurance Coverage Period”) SLIC’s directors’ and officers’ liability insurance policies in place as of the date of this Agreement with respect to matters existing or occurring at or prior to the First Effective Time with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, provided in such current directors’ and officers’ liability policies, or PIF shall purchase comparable insurance for the Insurance Coverage Period; provided, that in no event shall the annual cost of such insurance exceed during the Insurance Coverage Period 300% of the current aggregate annual premium paid by SLIC for such purpose; provided, further, that if the cost of such insurance coverage exceeds such amount, PIF shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.
(c)   Any Indemnified Party wishing to claim indemnification under Section 7.3(a), upon learning of any Proceeding described above, shall promptly notify PIF in writing; provided, that the failure to so notify shall not affect the obligations of PIF under Section 7.3(a) unless PIF is materially prejudiced as a consequence.
(d)   If PIF or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers or otherwise disposes of all or substantially all of its assets to any other entity, then and in each such case, PIF shall cause proper provision to be made so that the successors and assigns of PIF shall assume the obligations set forth in this Section 7.3.
(e)   The provisions of this Section 7.3 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.
7.4   No Solicitation.
(a)   SLIC shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to SLIC) of all confidential information previously furnished to any Person (other than PIF or its Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the First Effective Time, subject to Section 7.5, SLIC shall not, and shall cause its Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Mergers or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than PIF or its Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than PIF or its Affiliates) or with respect to any transaction (other than the Transactions) or (y) waive or release under any standstill or any similar agreement with respect to equity securities of SLIC, unless failure to grant such waiver or release would be reasonably likely to be a breach of the standard of conduct applicable to the directors of SLIC under applicable Law; provided, however, that notwithstanding the foregoing, each party (A) may inform Persons of the provisions contained in this Section 7.4 and (B) shall be permitted to grant a waiver of or terminate any “standstill” or similar obligation of any third party with respect to equity securities of SLIC in order to allow such third party to confidentially submit a Takeover Proposal.
(b)   SLIC shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify PIF in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to PIF copies of any written materials received by SLIC or its Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. SLIC agrees that it shall keep PIF informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep PIF informed on a reasonably current basis of any information requested of or provided SLIC and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.
7.5   SLIC Takeover Proposals.
(a)   If on or after the date of this Agreement and at any time prior to the time the SLIC Requisite Vote is obtained: (i) SLIC receives a bona fide unsolicited Takeover Proposal (under circumstances in which SLIC has complied in all material respects with the provisions of Sections 7.4(a) and (b)); (ii) the SLIC Board, including a majority of the Independent Directors of SLIC, shall have determined in good faith, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the standard of conduct applicable to the directors of SLIC under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a SLIC Superior Proposal; and (iii) SLIC gives PIF written notice of its intention to engage in negotiations or discussions with the Person making such Takeover Proposal at least two (2) Business Days before engaging in such negotiations or discussions (with such written notice specifying the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and SLIC’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal) then, subject to compliance with this Section 7.5(a), SLIC may:

(i)   engage in negotiations or discussions with such Person (and only such Person) who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by such Person who has made such Takeover Proposal if SLIC (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides SLIC a copy of all such information that has not previously been delivered to SLIC simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and
(ii)   after fulfilling its obligations under Section 7.5(b) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).
If on or after the date of this Agreement and at any time prior to the time the SLIC Requisite Vote is obtained, the SLIC Board, including a majority of the Independent Directors of SLIC, shall have determined, after consultation with its outside legal counsel, that continued recommendation of the SLIC Matters to SLIC’s stockholders would be reasonably likely to be a breach of the standard of conduct applicable to the directors of SLIC under applicable Law as a result of a SLIC Superior Proposal, SLIC may (A) withdraw or qualify (or modify or amend in a manner adverse to PIF), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to PIF), the SLIC Board Recommendation, and (B) take any action or make any statement, filing or release, in connection with the SLIC Stockholders Meeting or otherwise, inconsistent with the SLIC Board Recommendation (any action described in clauses (A) and (B) referred to collectively with any Takeover Approval as a “SLIC Adverse Recommendation Change”).
(b)   Upon any determination that a Takeover Proposal constitutes a SLIC Superior Proposal, SLIC shall promptly provide (and in any event within twenty-four (24) hours of such determination) to PIF a written notice (a “Notice of an SLIC Superior Proposal”) (i) advising PIF that the SLIC Board has received a SLIC Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such SLIC Superior Proposal, including the amount per share or other consideration that the stockholders of SLIC will receive in connection with the SLIC Superior Proposal and including a copy of all written materials provided to or by SLIC in connection with such SLIC Superior Proposal (unless previously provided to PIF) and (iii) identifying the Person making such SLIC Superior Proposal. SLIC shall cooperate and negotiate in good faith with PIF (to the extent PIF desires to negotiate) during the five (5) calendar day period following PIF’s receipt of the Notice of a SLIC Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such SLIC Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable SLIC to determine that such SLIC Superior Proposal is no longer a SLIC Superior Proposal and proceed with an SLIC Board Recommendation without a SLIC Adverse Recommendation Change. If thereafter the SLIC Board, including a majority of the Independent Directors of SLIC, determines, in its reasonable good faith judgment, after consultation with its outside legal counsel and, with respect to financial matters, any financial advisor and after giving effect to any proposed adjustments to the terms of this Agreement, that such SLIC Superior Proposal remains a SLIC Superior Proposal or the failure to make such SLIC Adverse Recommendation Change would be reasonably likely to be a breach of the standard of conduct applicable to the directors of SLIC under applicable Law, and SLIC has complied in all material respects with Section 7.5(a) above, SLIC may terminate this Agreement pursuant to Section 9.1(c)(ii) in order to cause SLIC to enter into an agreement related to such SLIC Superior Proposal.
(c)   Other than as permitted by Section 7.5(a), neither SLIC nor the SLIC Board shall make any SLIC Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no SLIC Adverse Recommendation Change shall change the approval of the SLIC Matters or any other approval of the SLIC Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.
(d)   SLIC shall provide PIF with prompt written notice of any meeting of the SLIC Board at which the SLIC Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by PIF reasonably in advance of such meeting).

(e)   Other than in connection with an SLIC Takeover Proposal, nothing in this Agreement shall prohibit or restrict the SLIC Board from taking any action described in clause (A) of the definition of SLIC Adverse Recommendation Change in response to an Intervening Event (a “SLIC Intervening Event Recommendation Change”) if (A) prior to effecting any such SLIC Intervening Event Recommendation Change, SLIC promptly notifies PIF, in writing, at least five (5) Business Days (the “SLIC Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute a SLIC Adverse Recommendation Change or an SLIC Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) SLIC shall, and shall cause its Representatives to, during the SLIC Intervening Event Notice Period, negotiate with PIF in good faith (to the extent PIF desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the SLIC Board to make an SLIC Intervening Event Recommendation Change, and (C) the SLIC Board, including a majority of the Independent Directors of SLIC, determines, after consulting with outside legal counsel and, with respect to financial matters, any financial advisor, that the failure to effect such a SLIC Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by PIF during the SLIC Intervening Event Notice Period, would be reasonably likely to be a breach of the standard of conduct applicable to the directors of SLIC under applicable Law.
(f)   Nothing contained in this Agreement shall be deemed to prohibit SLIC or the SLIC Board (including the Independent Directors of SLIC) from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to SLIC’s stockholders if, after consultation with its outside legal counsel, SLIC determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) promulgated under the Exchange Act) shall be deemed to be a SLIC Adverse Recommendation Change unless the SLIC Board expressly publicly reaffirms the SLIC Board Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by PIF.
7.6   Access to Information.
(a)   Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of SLIC and PIF shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the First Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require SLIC or PIF, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either SLIC or PIF may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege or any similar privilege or protection under any circumstances in which such privilege or protection may be jeopardized by such disclosure or access.
(b)   No investigation by a party hereto or its representatives shall affect or be deemed to modify the representations and warranties of the other party set forth in this Agreement.
7.7   Publicity.   The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of PIF and SLIC. Thereafter, so long as this Agreement is in effect, PIF and SLIC each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers, or the other Transactions, except as may be required by applicable Law, or to the extent that such press release or other public announcement related to any SLIC Adverse Recommendation Change is made in accordance with Section 7.5 and, to the extent practicable, before such press release or other public announcement is issued or made, PIF or SLIC, as applicable, shall have used commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such press release or other public announcement; provided, that either PIF or SLIC may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.7.
7.8   Takeover Statutes and Provisions.   Neither PIF nor SLIC will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of PIF and SLIC shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary, challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.
7.9   RIC Status.   During the period from the date of this Agreement to the First Effective Time, except as expressly contemplated or permitted by this Agreement, (i) SLIC shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of PIF (including the consent of a majority of the Independent Directors of PIF) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause SLIC to fail to qualify as a RIC.
7.10   Stockholder Litigation.   The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by SLIC’s stockholders or PIF’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions. Each of SLIC and PIF (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).
7.11   Section 16 Matters.   Prior to the First Effective Time, each of the SLIC Board shall take all such steps as may be required to cause any dispositions of SLIC Common Stock (including derivative securities with respect to SLIC Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to SLIC to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.
7.12   Obligations of Merger Sub.   Merger Sub shall promptly after the execution of this Agreement and in any event no later than 11:59 p.m., Eastern time, on the date of this Agreement, submit this Agreement to PIF, as Merger Sub’s sole stockholder, for the purpose of adopting and approving this Agreement and the Transactions, including the First Merger, by written consent (the “Merger Sub Approval”) , and Merger Sub shall obtain the Merger Sub Approval as promptly as reasonably practicable after the date of execution of this Agreement and in any event no later than 11:59 p.m., Eastern time, on the date of this Agreement.
7.13   Stock Purchase.   Neither PIF nor SLIC shall amend or otherwise modify, or agree to any amendment or other modification to the Stock Purchase Agreement that would, or would reasonably be expected to, individually or in the aggregate with any other such amendment or other modification, adverse to the other party or prevent or materially delay the consummation of the Mergers or prevent or materially impair the ability of PIF or SLIC to consummate the Transactions, unless such amendment or other modification is specifically consented to in writing by such other party. Neither PIF nor SLIC shall terminate or assign the Stock Purchase Agreement or any of its rights or obligations thereunder, unless specifically consented to in writing by the other party. PIF shall not transfer the Purchased Shares or any right, title or interest with respect thereto, unless specifically consented to in writing by SLIC. PIF shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Stock Purchase Agreement on the terms and conditions described in the Stock Purchase Agreement, and shall keep SLIC informed on a timely basis as to the status of the purchase of the Purchased Shares thereunder. Without limitation of the foregoing, PIF shall give SLIC prompt written notice of any breach, default, repudiation, cancellation, amendment, restatement, replacement, supplement, termination, assignment, modification or waiver (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to the same) by PIF or the seller of the Purchased Shares to the Stock Purchase Agreement.

7.14   Redemption of Series A Preferred Stock.   Prior to the Closing, SLIC shall take all required action to redeem all issued and outstanding shares of its Series A Preferred Stock in accordance with SLIC’s Certificate of Designation for such Series A Preferred Stock, effective as of immediately prior to the First Effective Time.
7.15   No Other Representations or Warranties.   The parties hereto acknowledge and agree that except for the representations and warranties of SLIC in Article III, the representations and warranties of PIF in Article IV and the representations and warranties of Adviser in Article V, none of Adviser, SLIC, PIF or any of SLIC’s or PIF’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing has made or relied on any representation or warranty, express or implied. Except for the representations and warranties of SLIC in Article III, the representations and warranties of PIF in Article IV and the representations and warranties of Adviser in Article V, all other warranties, express or implied, statutory or otherwise, of any nature, including with respect to any express or implied representation or warranty as to the merchantability, quality, quantity, suitability or fitness for any particular purpose of the business or the assets of SLIC, PIF and Adviser are hereby expressly disclaimed by SLIC, PIF and Adviser, as applicable.
ARTICLE VIII
CONDITIONS PRECEDENT
8.1   Conditions to Each Party’s Obligations to Effect the Mergers.   The respective obligations of the parties to effect the Mergers shall be subject to the satisfaction or, other than with respect to Section 8.1(a), which shall not be waived by any party hereto, waiver, at or prior to the First Effective Time, of the following conditions:
(a)   Stockholder Approval.   The SLIC Matters shall have been adopted and approved by the SLIC Requisite Vote.
(b)   No Injunctions or Restraints; Illegality.   No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other Transactions shall be in effect.
(c)   Regulatory and Other Approvals.   All Regulatory Approvals required by applicable Law to consummate the Transactions, including the Mergers, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act).
(d)   No Litigation.   There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Mergers or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other Transactions.
(e)   Net Asset Value Determination.   The determination of the Closing SLIC Net Asset Value shall have been completed in accordance with Section 2.4.
(f)   Representations and Warranties of Adviser.   The representations and warranties of Adviser set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.1(f) shall be deemed to have been satisfied even if any such representations and warranties of Adviser are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of Adviser to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have an SLIC Material Adverse Effect or a PIF Material Adverse Effect. SLIC and PIF shall have received a certificate signed on behalf of Adviser by an authorized officer of Adviser to the effect that the conditions set forth in this Section 8.1(f) have been satisfied.
8.2   Conditions to Obligations of PIF and Merger Sub to Effect the Mergers.   The obligations of PIF and Merger Sub to effect the Mergers are also subject to the satisfaction or waiver by SLIC, at or prior to the First Effective Time, of the following conditions:
(a)   Representations and Warranties of SLIC.   (i) The representations and warranties of SLIC set forth in Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of SLIC set forth in Section 3.8(c) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of SLIC set forth in Sections 3.3(a), 3.3(b)(i), 3.7, and 3.20 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of SLIC set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of SLIC are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of SLIC to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have an SLIC Material Adverse Effect. PIF shall have received a certificate signed on behalf of SLIC by the Chief Executive Officer or the Chief Financial Officer of SLIC to the effect that the conditions set forth in this Section 8.2 have been satisfied.
(b)   Performance of Obligations of SLIC.   SLIC shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the First Effective Time. PIF shall have received a certificate signed on behalf of SLIC by the Chief Executive Officer or the Chief Financial Officer of SLIC to such effect.
(c)   Absence of SLIC Material Adverse Effect.   Since the date of this Agreement there shall not have occurred any Effect that, individually or in the aggregate, has had or would reasonably be expected to have, an SLIC Material Adverse Effect.
(d)   FIRPTA Certificate.   SLIC shall have delivered within thirty (30) days prior to the Closing Date a duly executed certificate stating that SLIC is not and has not been within five years of the date of the certificate a “United States real property holding corporation” within the meaning of Section 897 of the Code in accordance with Treasury Regulations promulgated under Sections 897 and 1445 of the Code.
8.3   Conditions to Obligations of SLIC to Effect the Mergers.   The obligation of SLIC to effect the Mergers is also subject to the satisfaction or waiver by PIF, at or prior to the First Effective Time, of the following conditions:
(a)   Representations and Warranties of PIF.   (i) the representations and warranties of PIF and Merger Sub set forth in Sections 4.2(a), 4.2(b)(i), 4.6 and 4.23 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (ii) the representations and warranties of PIF and Merger Sub set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(a)(ii) shall be deemed to have been satisfied even if any such representations and warranties of PIF and Merger Sub are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of PIF and Merger Sub to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a PIF Material Adverse Effect. SLIC shall have received a certificate signed on behalf of PIF by the Chief Executive Officer or the Chief Financial Officer of PIF and Merger Sub to the effect that the conditions set forth in this Section 8.3 have been satisfied.
(b)   Performance of Obligations of PIF and Merger Sub.   Each of PIF and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the First Effective Time. SLIC shall have received a certificate signed on behalf of PIF and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of PIF to such effect.
(c)   Absence of PIF Material Adverse Effect.   Since the date of this Agreement there shall not have occurred any Effect that, individually or in the aggregate, has had or would reasonably be expected to have, a PIF Material Adverse Effect.
8.4   Frustration of Closing Conditions.   None of PIF, Merger Sub or SLIC may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the Mergers and the Transactions.
ARTICLE IX
TERMINATION AND AMENDMENT
9.1   Termination.   This Agreement may be terminated at any time prior to the First Effective Time, whether before or after the SLIC Requisite Vote has been obtained:
(a)   by mutual consent of PIF and SLIC in a written instrument authorized by each of the PIF Board, including a majority of the Independent Directors of PIF, and the SLIC Board, including a majority of the Independent Directors of SLIC;
(b)   by either PIF or SLIC, if:
(i)   any Governmental Entity that must grant a Regulatory Approval has denied approval of the Transactions (including the Mergers) and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law, permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;
(ii)   the Mergers shall not have been consummated on or before May 28, 2025, (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date; or

(iii)   if the SLIC Stockholder Meeting is held, the stockholders of SLIC shall have failed to approve the SLIC Matters by the SLIC Requisite Vote at a duly held meeting of SLIC’s stockholders or at any adjournment or postponement thereof at which the SLIC Matters have been voted upon;
provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;
(c)   by SLIC, if:
(i)   there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of PIF or Merger Sub, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.1(f) in respect of SLIC or 8.3(a) or 8.3(b), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by SLIC to PIF (provided that SLIC is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.2(a) or 8.2(b) not to be satisfied);
(ii)   at any time prior to obtaining the SLIC Requisite Vote, (A) SLIC is not in material breach of any of the terms of this Agreement, (B) the SLIC Board, including a majority of the Independent Directors of SLIC, authorizes SLIC, subject to complying with the terms of this Agreement (including Section 7.5(b)), to enter into, and SLIC enters into, a definitive Contract with respect to a SLIC Superior Proposal and (C) the third party that made such SLIC Superior Proposal, prior to such termination, pays to PIF in immediately available funds any reimbursement required to be paid pursuant to Section 9.2(a); or
(iii)   a PIF Material Adverse Effect occurs.
(d)   by PIF, if:
(i)   there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of SLIC, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.1(f) in respect of PIF or 8.2(a) or 8.2(b), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by PIF to SLIC (provided that PIF is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.3(a) or 8.3(b) not to be satisfied);
(ii)   at any time prior to the time the SLIC Requisite Vote is obtained (A) a SLIC Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) SLIC shall have failed to include in the Proxy Statement the SLIC Board Recommendation, (C) a Takeover Proposal is publicly announced and SLIC fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the SLIC Board Recommendation or (D) a tender or exchange offer relating to any shares of SLIC Common Stock shall have been commenced by a third party and SLIC shall not have sent to its stockholders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the SLIC Board recommends rejection of such tender or exchange offer;
(iii)   SLIC breaches, in any material respect, its obligations under Section 7.4 or Section 7.5; or
(iv)   an SLIC Material Adverse Effect occurs.
The party desiring to terminate this Agreement pursuant to Section 9.1 shall give written notice of such termination to the other party in accordance with Section 11.2, specifying the provision or provisions hereof pursuant to which such termination is effected.

9.2   Expense Reimbursement.
(a)   If this Agreement shall be terminated:
(i)   by SLIC pursuant to Section 9.1(c)(ii), then, prior to, and as a condition to such termination, SLIC shall cause the third party that made the applicable SLIC Superior Proposal (or its designee) to pay PIF, subject to applicable Law, the out-of-pocket costs and expenses (including reasonable fees and disbursements of counsel) incurred by PIF in connection with the negotiation or execution of this Agreement and the evaluation or consummation of the Transactions contemplated hereby (the “PIF Expense Reimbursement”), as liquidated damages and full compensation hereunder, within three (3) Business Days following such termination by wire transfer of same day funds to one or more accounts designated by PIF; or
(ii)   (A) by (1) PIF or SLIC pursuant to (x) any provision of Section 9.1 at a time when the Agreement was terminable by PIF pursuant to Section 9.1(d)(ii) or Section 9.1(d)(iii), (y) Section 9.1(b)(ii) or (z) Section 9.1(b)(iii), or (2) PIF pursuant to Section 9.1(d)(i) (solely to the extent that SLIC has committed a willful or intentional breach), Section 9.1(d)(ii) or Section 9.1(d)(iii), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Section 9.1(b)(ii) or 9.1(d)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.1(b)(iii) prior to the time of the time the SLIC Requisite Vote is obtained, and (C) SLIC enters into a definitive Contract with respect to such Takeover Proposal within twelve (12) months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period), then, within two (2) Business Days after the date that such Takeover Proposal is consummated, SLIC shall cause the third party that made such Takeover Proposal (or its designee) to pay PIF, subject to applicable Law, the PIF Expense Reimbursement as liquidated damages and full compensation hereunder; provided, that for purposes of this Section 9.2(a)(ii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%.”
The PIF Expense Reimbursement shall be paid by wire transfer of immediately available funds to an account designated in writing to SLIC by PIF if PIF shall have furnished to SLIC wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check. In the event that the PIF Expense Reimbursement becomes payable and is paid pursuant to this Section 9.2(a), the PIF Expense Reimbursement shall be PIF’s and Merger Sub’s sole and exclusive remedy for monetary damages under this Agreement.
(b)   The parties acknowledge that the agreements contained in this Section 9.2 are an integral part of the Transactions, that without these agreements each party would not have entered into this Agreement, and that any amounts payable pursuant to this Section 9.2 do not constitute a penalty. If SLIC fails to pay (or cause to be paid to) PIF any amounts due to PIF pursuant to this Section 9.2 within the time periods specified in this Section 9.2, SLIC shall pay reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by PIF in connection with any action, including the filing of any lawsuit, taken to collect payment of such amounts, together with interest on such unpaid amounts from the date payment of such amounts was due at the prime lending rate in effect on the date payment was due as published in The Wall Street Journal (or any successor publication thereto), calculated on a daily basis from the date such amounts were required to be paid until the date of actual payment.
9.3   Effect of Termination.   In the event of termination of this Agreement by either SLIC or PIF as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, and none of PIF, Merger Sub, SLIC, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.6(b), Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.
9.4   Fees and Expenses.   Subject to Section 9.2, except with respect to (i) (A) costs and expenses of printing and mailing of, to the extent applicable, the Proxy Statement and all filing and other fees paid to the SEC in connection with the Mergers and (B) fees and expenses for legal services and third-party valuation agents to SLIC, PIF and Merger Sub in connection with this Agreement and the Transactions, which, in each case, shall be borne equally by PIF and SLIC, and (ii) unless the parties shall otherwise agree, all fees and expenses incurred in connection with the Mergers, this Agreement and the other Transactions shall be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated (including for the avoidance of doubt, PIF paying all filing fees in connection with any filing under the HSR Act).
9.5   Amendment.   This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, including with respect to each such party a majority of such party’s Independent Directors, at any time before or after the SLIC Requisite Vote has been obtained; provided, however, that after the SLIC Requisite Vote has been obtained, there may not be, without further approval of such stockholders or members, as applicable, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.
9.6   Extension; Waiver.   At any time prior to the First Effective Time, each party, by action taken or authorized by the SLIC Board, including a majority of the Independent Directors of SLIC, or the PIF Board, including a majority of the Independent Directors of PIF, as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.
ARTICLE X
CERTAIN DEFINITIONS
“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person); provided, however, for purposes of this Agreement, none of PIF or its Consolidated Subsidiaries shall be deemed to be Affiliates of SLIC or its Consolidated Subsidiaries prior to the First Effective Time. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” has a meaning correlative thereto.
“Book-Entry Shares” means shares of SLIC Common Stock not represented by certificates and held in a record holder’s name on SLIC’s transfer books.
“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York.
“Code” means Internal Revenue Code of 1986, as amended.
“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.
“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.
“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.
“Environmental Laws” means applicable Laws regulating, relating to or imposing liability or standards of conduct concerning the use, storage, handling, disposal or release of any Hazardous Substance, as in effect on the date of this Agreement.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“Exchange Act” means the Securities Exchange Act of 1934.
“Governmental Entity” means any federal, state, local, or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal, or judicial body, or any political subdivision, department or branch of any of the foregoing.
“Hazardous Substance” means any substance to the extent presently listed, defined, designated or classified as hazardous, toxic or radioactive under any applicable Environmental Law.
“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies entered into in the ordinary course of business.
“Independent Director” means, with respect to PIF or SLIC, each director who is not an “interested person,” as defined in the Investment Company Act, of PIF or SLIC, as the case may be.
“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date hereof that is material to, as applicable, SLIC and its Consolidated Subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the SLIC Board, as of or prior to the date of this Agreement and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by SLIC (or to be refrained from being taken by such party) pursuant to, this Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price of the SLIC Common Stock; (c) any failure, in and of itself, by SLIC to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period; (d) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto); and (e) general changes or developments in the industries in which SLIC and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries; provided, however, that (A) the exceptions in clauses (b) and (c) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred unless such underlying causes are otherwise excluded from the definition of Intervening Event and (B) the exceptions in clauses (d) and (e) shall not apply to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on SLIC and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which SLIC conducts its businesses.
“Investment Advisers Act” means the Investment Advisers Act of 1940.
“Investment Company Act” means the Investment Company Act of 1940.
“knowledge” means (i) for SLIC, the actual knowledge of its executive officers and directors set forth in Section 10 of the SLIC Disclosure Schedule, (ii) for PIF, the actual knowledge of its executive officers and directors set forth in Section 10 of the PIF Disclosure Schedule and (iii) for Adviser, the actual knowledge of its executive officers and directors set forth in Section 10 of the Adviser Disclosure Schedule.
“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.
“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.
“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.
“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.
“Permitted Indebtedness” means Indebtedness of SLIC and its Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) Indebtedness incurred after the date of this Agreement to the extent permitted by the Investment Company Act that is substantially consistent with the past practices of SLIC.
“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.
“PIF Advisory Agreement” means the investment advisory agreement between PIF and Adviser in effect as of the date of this Agreement.
“PIF Material Adverse Effect” means, with respect to PIF, any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to the ability of PIF to timely perform its material obligations under this Agreement or the Stock Purchase Agreement or to consummate the Mergers and the other Transactions or the transactions contemplated by the Stock Purchase Agreement.
“Proxy Statement” means a proxy statement, including the related preliminary proxy statement, and any amendment or supplement thereto, relating to the Mergers and this Agreement to be mailed, if applicable, to the SLIC stockholders in connection with the Stockholder Written Consent and the SLIC Stockholders Meeting, if any.
“Previously Disclosed” means information (i) with respect to SLIC, (A) set forth by SLIC in the SLIC Disclosure Schedule or (B) previously disclosed since the Applicable Date in any SLIC SEC Report, and (ii) with respect to PIF, (A) set forth by PIF in the PIF Disclosure Schedule or (B) previously disclosed since the Applicable Date in any PIF SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any SLIC SEC Report or PIF SEC Report, as the case may be, shall not be deemed to be “Previously Disclosed.”
“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.
“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.

“SEC” means the U.S. Securities and Exchange Commission, or any successor agency.
“Securities Act” means the Securities Act of 1933.
“SLIC Administration Agreement” means the administration agreement between SLIC and MS BDC Administrative Services LLC in effect as of the date of this Agreement.
“SLIC Advisory Agreement” means the investment advisory agreement between SLIC and Adviser in effect as of the date of this Agreement.
“SLIC Matters” means (i) the adoption of the Merger Agreement and approval of the Mergers pursuant to the Merger Agreement and (ii) any other matters required to be approved or adopted by the stockholders of SLIC in order to effect the Transactions.
“SLIC Material Adverse Effect” means, with respect to SLIC, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, including the commencement or escalation of a war, armed hostilities or other material international or national calamity or acts of terrorism or earthquakes, hurricanes, other natural disasters or acts of God or pandemics (including the impact on economies generally and the results of any actions taken by Governmental Entities in response thereto), (2) general changes or developments in the industries in which SLIC and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on SLIC and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure, in and of itself, to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period, as the case may be, or any decline in the price of shares of SLIC Common Stock (provided that the underlying causes of such failure or decline shall be considered in determining whether there is an SLIC Material Adverse Effect unless such underlying causes are excluded from the definition of SLIC Material Adverse Effect) or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the Mergers and the other Transactions.
“SLIC Per Share NAV” means the quotient of (i) the Closing SLIC Net Asset Value divided by (ii) the number of shares of SLIC Common Stock issued and outstanding as of the Determination Date.
“SLIC Subscription Agreements” means the subscription agreements entered into prior to the date of this Agreement by and between SLIC and investors providing for the private placement of SLIC Common Stock pursuant to capital commitments from investors, true and complete copies of which have been delivered or made available to PIF.
“SLIC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, SLIC or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of SLIC or more than 75% of the assets of SLIC on a consolidated basis (a) on terms which the SLIC Board, including a majority of the Independent Directors of SLIC, determines in good faith to be superior for the stockholders of SLIC (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Mergers (after giving effect to any alternative proposed by PIF in accordance with Section 7.5), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms, and (c) in respect of which any required financing has been determined in good faith by the SLIC Board (including a majority of the Independent Directors of SLIC) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than PIF or any of its Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving SLIC or any of SLIC’s Consolidated Subsidiaries or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of SLIC and SLIC’s Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, SLIC or in any of SLIC’s Consolidated Subsidiaries, in each case other than the transactions contemplated by the Stock Purchase Agreement, the Mergers and the other Transactions.
“Tax” means all federal, state, local, and foreign income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.
“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to SLIC’s stockholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.
“Tax Return” means a report, return, statement, form or other information (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.
“Transactions” means the transactions contemplated by this Agreement, including the Mergers.
“Treasury Regulations” means all final and temporary federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.
Table of Definitions
Page
Agreement	A-1
Applicable Date	A-7
Appraisal Shares	A-3
Bankruptcy and Equity Exception	A-7
BDC	A-1
Cancelled Shares	A-2
Certificate of Merger	A-2
Chosen Courts	A-51
Closing	A-2
Closing Date	A-2
Closing SLIC Net Asset Value	A-5
Consideration Fund	A-4
DE SOS	A-2

Page
Deloitte	A-8
Determination Date	A-4
DGCL	A-2
Disclosure Schedule	A-51
DOJ	A-30
Employee Benefit Plans	A-13
Financial Advisor Opinion	A-15
First Effective Time	A-2
First Merger	A-1
FTC	A-30
GAAP	A-8
HSR Act	A-7
Indemnified Liabilities	A-32
Indemnified Parties	A-32
Indemnified Party	A-32
Insurance Coverage Period	A-32
Intellectual Property Rights	A-14
IRS	A-11
LLCA	A-2
Merger Consideration	A-2
Merger Sub	A-1
Merger Sub Approval	A-36
Mergers	A-1
Adviser	A-1
Adviser Disclosure Schedule	A-51
Notice of an SLIC Superior Proposal	A-34
Paying Agent	A-4
PIF	A-1
PIF Balance Sheet	A-18
PIF Board	A-1
PIF Certificate	A-16
PIF Class S Unit	A-3
PIF Disclosure Schedule	A-51
PIF Expense Reimbursement	A-41
PIF Insurance Policy	A-24
PIF Intellectual Property Rights	A-24
PIF LLC Agreement	A-16
PIF Material Contracts	A-23
PIF SEC Reports	A-17
Purchased Shares	A-1
Representatives	A-32
RIC	A-12
Rights	A-6

Page
Sarbanes-Oxley Act	A-9
Second Certificate of Merger	A-3
Second Effective Time	A-3
Second Merger	A-1
Section 262	A-3
Series A Preferred Stock	A-6
SLIC	A-1
SLIC Adverse Recommendation Change	A-34
SLIC Balance Sheet	A-8
SLIC Board	A-1
SLIC Board Recommendation	A-7
SLIC Bylaws	A-6
SLIC Capitalization Date	A-6
SLIC Charter	A-6
SLIC Common Stock	A-2
SLIC Disclosure Schedule	A-51
SLIC Insurance Policy	A-14
SLIC Intellectual	A-14
SLIC Intervening Event Notice Period	A-35
SLIC Intervening Event Recommendation Change	A-35
SLIC Material Contracts	A-13
SLIC Recommendation
SLIC Requisite Vote	A-7
SLIC SEC Reports	A-7
SLIC Stockholders Meeting	A-7
Stock Purchase Agreement	A-1
Stockholder Written Consent	A-31
Surviving Company	A-1
Takeover Approval	A-34
Takeover Statutes	A-15
Termination Date	A-39
Terminations	A-3
Transaction Related Claim	A-50
Voting Debt	A-6
ARTICLE XI
GENERAL PROVISIONS
11.1   Nonsurvival of Representations, Warranties and Agreements.   None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the First Effective Time, except for and subject to Section 7.3 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the First Effective Time.
11.2   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by e-mail, when sent (provided that no “error message” or other notification of non-delivery is generated), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the third (3rd) Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice, as shall be specified by like notice:
If to PIF or Merger Sub, to:
North Haven Private Income Fund LLC
1585 Broadway
New York, New York 10036
Attention: Orit Mizrachi
Email: Orit.Mizrachi@morganstanley.com
with a copy, which will not constitute notice, to:
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, MA 02110
Attention:
Thomas J. Friedmann, Esq.
Matthew J. Carter, Esq.
John E. Alessi, Esq.

Email:
thomas.friedmann@dechert.com
matthew.carter@dechert.com
john.alessi@dechert.com

If to SLIC, to:
SL Investment Corp.
1585 Broadway
New York, New York 10036
Attention: Orit Mizrachi
Email: Orit.Mizrachi@morganstanley.com
with a copy, which will not constitute notice, to:
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, MA 02110
Attention:
Thomas J. Friedmann, Esq.
Matthew J. Carter, Esq.
John E. Alessi, Esq.

Email:
thomas.friedmann@dechert.com
matthew.carter@dechert.com
john.alessi@dechert.com

If to Adviser, to:
MS Capital Partners Adviser Inc.
1585 Broadway
New York, New York 10036
Attention: Orit Mizrachi
Email: Orit.Mizrachi@morganstanley.com

with a copy, which will not constitute notice, to:
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, MA 02110
Attention:
Thomas J. Friedmann, Esq.
Matthew J. Carter, Esq.
John E. Alessi, Esq.

Email:
thomas.friedmann@dechert.com
matthew.carter@dechert.com
john.alessi@dechert.com

Each such notice or other communication shall be effective upon receipt (or refusal of receipt).
11.3   Interpretation; Construction.   When a reference is made in this Agreement to Articles, Sections or Exhibits, such reference shall be to an Article, Section of or Exhibit to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The terms “cash,” “dollars” and “$” mean United States dollars. Each reference to any Law, statute, regulation or other governmental rule shall be to such Law, statute, regulation or other governmental rule, respectfully, as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder, all as in effect on the date of this Agreement. References to days mean calendar days unless otherwise specified. All exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
11.4   Counterparts.   This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties (including by facsimile or other electronic means), it being understood that each party need not sign the same counterpart.
11.5   Entire Agreement.   This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.
11.6   Governing Law; Jurisdiction; Waiver of Jury Trial.   This Agreement and all claims or causes of action based upon, arising out of, or related to this Agreement or any document, certificate or instrument delivered in connection herewith, or the Transactions contemplated by this Agreement, including the negotiation, execution or performance of this Agreement (whether in contract, tort or otherwise) (each, a “Transaction Related Claim”), shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to any applicable conflicts of law principles that would require the application of the substantive Laws of another jurisdiction, except to the extent governed by the Investment Company Act, in which case the Investment Company Act shall control. Each party hereto agrees that it will bring any Proceeding in respect of any Transaction Related Claim exclusively in Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware, or in the event (but only in the event) that such Court of Chancery declines to accept jurisdiction over such action or proceeding, any federal court within the State of Delaware or the Complex Commercial Litigation Division of the Superior Court of the State of Delaware located in New Castle County (the “Chosen Courts”), and, in connection with claims based upon, arising under or related to this Agreement or the Transactions, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 11.2. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS. Each party hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.6.
11.7   Assignment; Third Party Beneficiaries.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.3, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.
11.8   Specific Performance.   The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Delaware, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.
11.9   Disclosure Schedule.   Before entry into this Agreement, PIF, SLIC and Adviser each delivered to the other party a schedule (the “PIF Disclosure Schedule”, the “SLIC Disclosure Schedule” and the “Adviser Disclosure Schedule”, respectively, each, a “Disclosure Schedule”) that sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III, Article IV or Article V, as applicable, or to one or more covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have an SLIC Material Adverse Effect or a PIF Material Adverse Effect, as applicable. Each Disclosure Schedule shall be numbered to correspond with the sections and subsections contained in this Agreement. The disclosure in any section or subsection of each Disclosure Schedule, shall qualify only (i) the corresponding section or subsection, as the case may be, of this Agreement, (ii) other sections or subsections of this Agreement to the extent specifically cross-referenced in such section or subsection thereof, and (iii) other sections or subsections of this Agreement to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other sections or subsections.
[Signature Page Follows]

IN WITNESS WHEREOF, PIF, Merger Sub, SLIC and Adviser have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.
PIF:
NORTH HAVEN PRIVATE INVESTMENT FUND LLC
By:
/s/ Orit Mizrachi

Name:
Orit Mizrachi

Title:
Chief Operating Officer

MERGER SUB:
COBALT MERGER SUB INC.
By:
/s/ Orit Mizrachi

Name:
Orit Mizrachi

Title:
Secretary

SLIC:
SL INVESTMENT CORP.
By:
/s/ Orit Mizrachi

Name:
Orit Mizrachi

Title:
Chief Operating Officer

[Signature Page to Agreement and Plan of Mergers]

ADVISER:
MS CAPITAL PARTNERS ADVISER INC.
By:
/s/ Orit Mizrachi

Name:
Orit Mizrachi

Title:
Vice President

[Signature Page to Agreement and Plan of Mergers]

Annex B
May 28, 2024
The Committee of the Independent Directors of the Board of Directors
The Board of Directors
SL Investment Corp.
1585 Broadway,
New York, NY 10036
The Committee of the Independent Directors of the Board of Directors (the “Committee”) and the Board of Directors (the “Board”) of SL Investment Corp.:
You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to the common stockholders of SL Investment Corp. (“SLIC”), collectively as a group, of the SLIC Per Share NAV Consideration (as defined below) in (i) the proposed purchase by North Haven Private Income Fund LLC (“PIF”) from Lockheed Martin Corporation Master Retirement Trust (“LM Trust”) of the LM Trust Shares (as defined below) (such transaction, the “Securities Purchase”) pursuant to the Securities Purchase Agreement (the “Securities Purchase Agreement”) to be entered into by and between PIF and LM Trust and (ii) the proposed merger of Cobalt Merger Sub Inc. (“Merger Sub”), a wholly-owned subsidiary of PIF, with and into SLIC (such transaction, the “Merger” and, taken together with the Securities Purchase, the “Transaction”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) to be entered into by and among PIF, Merger Sub, SLIC and MS Capital Partners Adviser Inc. (“MS Adviser”), the investment adviser of each of SLIC and PIF. Pursuant to the Securities Purchase Agreement and subject to the terms, conditions and limitations set forth therein, LM Trust will sell to PIF certain shares (the “LM Trust Shares”) of common stock, par value $0.001 per share, of SLIC (“SLIC Common Stock”) for an aggregate amount equal to the number of LM Trust Shares multiplied by the amount per share of SLIC Common Stock (which shall be equal to the SLIC Per Share NAV Consideration) to be paid to all of the holders of SLIC Common Stock at the closing of the Transaction, plus any distributions payable in respect of the LM Trust Shares. Pursuant to the Merger Agreement and subject to the terms, conditions and limitations set forth therein, at the First Effective Time (as defined in the Agreement), by virtue of the Merger and without any action on the part of PIF, SLIC or Merger Sub or the holder of any securities of the foregoing, each share of SLIC Common Stock issued and outstanding immediately prior to the First Effective Time, except for the Cancelled Shares and Appraisal Shares (each as defined in the Agreement), shall be converted into the right to receive in cash the quotient of (i) the Closing SLIC Net Asset Value (as defined in the Merger Agreement) divided by (ii) the number of shares of SLIC Common Stock issued and outstanding as of the Determination Date (as defined in the Merger Agreement) (such quotient, the “SLIC Per Share NAV Consideration”). At the direction of SLIC and with the consent of the Committee, we have assumed, without independent verification, for purposes of our analyses and this opinion, that the Closing SLIC Net Asset Value will be $560.35 million and the number of shares of SLIC Common Stock issued and outstanding as of the Determination Date will be 27.28 million, and that, as a result of the foregoing, the SLIC Per Share NAV Consideration will be $20.54. The terms and conditions of the Transaction are more fully set forth in the Agreement.
KBW has acted as financial advisor to the Committee and not as an advisor to or agent of any other person in connection with the Transaction. As part of our investment banking business, we are regularly engaged in the valuation of business development company (“BDC”) securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. We and our affiliates, in the ordinary course of our and their broker-dealer businesses (and further to existing sales and trading relationships between an affiliate of SLIC, PIF and MS Adviser and each of KBW and a KBW broker-dealer affiliate), may from time to time purchase securities from, and sell securities to, SLIC and PIF. In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of SLIC and PIF for our and their own respective accounts and for the accounts of our and their respective customers and clients. We have acted exclusively for the Committee in rendering this opinion and will receive a fee from SLIC for our services. A portion of our fee is payable upon the rendering of this opinion, and a significant portion is contingent upon the successful completion of the Transaction. In addition, SLIC has agreed to indemnify us for certain liabilities arising out of our engagement.
Other than in connection with this present engagement, in the past two years, KBW has not provided investment banking or financial advisory services to SLIC. In the past two years, KBW has not provided investment banking or financial advisory services to PIF or MS Adviser. In the past two years, an affiliate of KBW has provided investment banking and financial advisory services to an affiliate of SLIC, PIF and MS Adviser. In 2022, an affiliate of KBW acted as financial advisor to Morgan Stanley Capital Partners in connection with an acquisition by one of its portfolio companies. We may in the future provide investment banking and financial advisory services to SLIC, PIF or MS Adviser and receive compensation for such services.
In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of SLIC and bearing upon the Transaction, including among other things, the following: (i) a draft of the Merger Agreement dated May 24, 2024 (the most recent draft made available to us); (ii) a draft of the Securities Purchase Agreement dated May 24, 2024 (the most recent draft made available to us); (iii) the audited financial statements and Annual Reports on Form 10-K for the three fiscal years ended December 31, 2023 of SLIC; (iv) the unaudited quarterly financial statements and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 of SLIC; (v) certain other interim reports and other communications of SLIC to its stockholders; and (vi) other financial information concerning the business and operations of SLIC that was furnished to us by SLIC or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of SLIC; (ii) the assets and liabilities of SLIC; (iii) the nature and terms of certain other merger transactions and business combinations in the BDC industry; (iv) a comparison of certain financial information for SLIC with similar information for certain other companies, the securities of which are publicly traded; and (v) financial and operating forecasts and projections of SLIC that were prepared and discussed with us by MS Adviser management (which acts as management of SLIC) and used and relied upon by us based on such discussions, at the direction of SLIC and with the consent of the Committee. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the BDC industry generally. We have also participated in discussions with MS Adviser management regarding the past and current business operations, regulatory relations, financial condition and future prospects of SLIC and such other matters as we have deemed relevant to our inquiry. We have not been requested to assist, and have not assisted, the Committee and SLIC with soliciting indications of interest from third parties regarding a potential transaction with SLIC.
In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to or discussed with us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied, with the consent of SLIC and the Committee, upon MS Adviser management as to the reasonableness and achievability of the financial and operating forecasts and projections of SLIC referred to above (and the assumptions and bases therefor), and we have assumed that all such forecasts and projections has been reasonably prepared and represent the best currently available estimates and judgments of MS Adviser management.
It is understood that the forecasts and projections provided to us and used and relied upon by us were not prepared with the expectation of public disclosure and that all of the foregoing financial information is based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions and, in particular, the widespread disruption, extraordinary uncertainty and unusual volatility arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions) and, accordingly, actual results could vary significantly from those set forth in such information. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof. We have assumed, based on discussions with MS Adviser management, and with the consent of SLIC and the Committee, that all such information provides a reasonable basis upon which we can form our opinion and we express no view as to any such information or the assumptions or bases therefor. Among other things, the financial and operating forecasts and projections of SLIC referred to above assume an orderly wind down scenario ending in 2028 given SLIC’s publicly disclosed intentions to pursue a liquidity event before the end of its term. We have not been provided with financial and operating forecasts and projections of SLIC that assume no wind down or that extend beyond 2028 and, accordingly and at the direction of SLIC and with the consent of the Committee, we have not performed a dividend discount model analysis of SLIC that assumes no wind down.
We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of SLIC since the date of the last financial statements that were made available to us. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of SLIC, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of SLIC or PIF under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. We express no view as to the value of any investment asset owned by SLIC that is used in connection with the net asset value computations made by SLIC or the valuation policies and procedures of SLIC in connection therewith. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as our view of the actual value of any companies or assets.
We have assumed, in all respects material to our analyses, the following: (i) that the Transaction and any related transactions will be completed substantially in accordance with the terms set forth in the Merger Agreement and the Securities Purchase Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the drafts reviewed by us and referred to above), with no adjustments to the SLIC Per Share NAV Consideration assumed for purposes of our opinion and with no other consideration or payments in respect of SLIC Common Stock; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction or any related transactions and that all conditions to the completion of the Transaction and any related transactions will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of SLIC or the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with all applicable federal and state statutes, rules and regulations. We have further been advised by representatives of SLIC that SLIC has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to SLIC, PIF, Merger Sub, the Transaction and any related transaction and the Agreement. KBW has not provided advice with respect to any such matters.
This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the SLIC Per Share NAV Consideration in the Transaction to the holders of SLIC Common Stock, collectively as a group, without regard to any potentially disparate treatment that LM Trust may receive pursuant to the Securities Purchase Agreement or otherwise or the individual circumstances of LM Trust or any other specific holders of SLIC Common Stock with respect to control, voting or other rights or aspects which may distinguish such holders. We express no view or opinion as to any other terms or aspects of the Transaction or any term or aspect of any related transaction (including the termination of the SLIC Advisory

Agreement and the SLIC Administration Agreement (each as defined in the Merger Agreement) at the First Effective Time or the second merger of SLIC with and into PIF immediately following the Merger and such terminations), including without limitation, the form or structure of the Transaction or any such related transaction, the treatment of outstanding preferred stock of SLIC to be redeemed prior to the closing of the Transaction, any consequences of the Transaction or any related transaction to SLIC, its stockholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction, any such related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. There is currently significant volatility in the stock and other financial markets arising from global tensions and political unrest, economic uncertainty, inflation, rising interest rates and the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. We express no view or opinion as to any changes after the date hereof to the Closing SLIC Net Asset Value, the number of shares of SLIC Common Stock issued and outstanding as of the Determination Date or the SLIC Per Share NAV Consideration from the respective amounts thereof that we have been directed to assume for purposes of our analyses and this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of SLIC to engage in the Transaction or enter into the Agreement, (ii) the relative merits of the Transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by SLIC, the Committee or the Board, (iii) the fairness of the amount or nature of any compensation to any of SLIC’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of SLIC Common Stock, (iv) the effect of the Transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of SLIC (other than the holders of SLIC Common Stock, collectively as a group, solely with respect to the SLIC Per Share NAV (as described herein) and not relative to the consideration to be received by holders of outstanding preferred stock of SLIC or any other class of securities), (v) any fees payable by SLIC to MS Adviser for investment advisory and management services, (vi) whether PIF has sufficient cash, available lines of credit or other sources of funds to enable the aggregate SLIC Per Share NAV Consideration to be paid to the holders of SLIC Common Stock at the closing of the Transaction; (vii) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (viii) any legal, regulatory, accounting, tax or similar matters relating to SLIC or its stockholders, or relating to or arising out of or as a consequence of the Transaction or any other related transaction.
This opinion is for the information of, and is directed to, the Committee (in its capacity as such) and, as requested by the Committee, the Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Transaction. This opinion does not constitute a recommendation to the Committee or the Board as to how it should vote on the Transaction, or to any holder of SLIC Common Stock as to how to vote or act in connection with the Transaction or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’, affiliates’ or other agreement with respect to the Transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.
This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the SLIC Per Share NAV Consideration in the Transaction is fair, from a financial point of view, to the holders of SLIC Common Stock, collectively as a group.
Very truly yours,
/s/ Keefe, Bruyette & Woods, Inc.
Keefe, Bruyette & Woods, Inc.

Annex C
SL INVESTMENT CORP.
Written Consent of Stockholders
in Lieu of a Meeting
[  ], 2024
THE UNDERSIGNED, being all of the holders (collectively, the “Stockholders”) of common stock, par value $0.001 per share (“SLIC Common Stock”), and preferred stock, par value $0.001 per share (“SLIC Preferred Stock”), of SL Investment Corp., a Delaware corporation (“SLIC”), do hereby consent in writing to the adoption of the following resolutions, and the taking of the actions contemplated by such resolutions, without a meeting in accordance with Section 228 of the Delaware General Corporation Law, and direct that this written consent be filed with the minutes of the Company, and agree that such actions and resolutions shall have the same force and effect as though duly taken and adopted at a meeting of the Stockholders duly called and legally held.
Approval of Merger Agreement and Related Transactions
WHEREAS, the undersigned Stockholders have been presented with an executed Agreement and Plan of Merger (the “Merger Agreement”) in the form attached hereto as Exhibit A, by and among North Haven Private Income Fund LLC, a Delaware limited liability company (“PIF”), SLIC, Cobalt Merger Sub Inc., a Delaware corporation (“Merger Sub”), and MS Capital Partners Adviser Inc., a Delaware corporation, providing for, among other things, that:
(i)   SLIC will merge with PIF by means of, first, a merger of Merger Sub with and into SLIC, with SLIC continuing as the surviving corporation (the “First Merger”), on the terms and subject to the conditions set forth in the Merger Agreement, immediately followed by the merger of SLIC with and into PIF, with PIF continuing as the surviving corporation (the “Second Merger” and, together with the First Merger, the “Merger”);
(ii)   by reason of the Merger, each share of SLIC Common Stock, issued and outstanding immediately prior to the First Effective Time (as defined in the Merger Agreement), except for Cancelled Shares (as defined in the Merger Agreement) and Appraisal Shares (as defined in the Merger Agreement), will be exchanged for cash, subject to the terms and conditions of the Merger Agreement, without interest, in an amount equal to the SLIC Per Share NAV (as defined in the Merger Agreement); and
(iii)   that prior to the closing of the Merger, SLIC shall take all required action to redeem all issued and outstanding shares of SLIC Preferred Stock, effective as of immediately prior to the effective time of the First Merger;
WHEREAS, the board of directors of SLIC (the “SLIC Board”) has determined that the Merger, in accordance with Rule 17a-8 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), that the transactions contemplated by the Merger Agreement, including the First Merger and the Second Merger (i) are advisable and in the best interests of SLIC and (ii) will not dilute the interests of the existing stockholders of SLIC within the meaning of Rule 17a-8 promulgated under the 1940 Act, and has approved and adopted the Merger Agreement and the transactions contemplated thereby, including the First Merger and the Second Merger;
WHEREAS, the SLIC Board recommends, upon the terms and subject to the conditions set forth in the Merger Agreement, that the stockholders of SLIC consent to approve and adopt the Merger Agreement, and the transactions contemplated by the Merger Agreement, including the First Merger and the Second Merger;
WHEREAS, it is proposed that, in connection with the Merger, SLIC redeem all of the issued and outstanding shares of 12.0% Series A Cumulative Preferred Stock of SLIC in accordance with SLIC’s

Certificate of Designation of 12.0% Series A Cumulative Preferred Stock of SLIC (the “Certificate of Designation”) at or immediately prior to the effective time of the First Merger (the “Preferred Stock Redemption”);
WHEREAS, on [  ], 2024, SLIC has filed with the Securities and Exchange Commission a statement on Schedule 14A with respect to the Merger Agreement and the Merger (the “Statement”); and
WHEREAS, the undersigned holders, in executing this written consent, are fully aware of and have taken into consideration the relationships of all of the individual members of the SLIC Board and their resulting interests in the Merger and related transactions, as further described in the Statement.
NOW THEREFORE, BE IT RESOLVED, that the Merger Agreement be, and hereby is, adopted and approved in all respects, and that the transactions contemplated by the Merger Agreement (including the First Merger and the Second Merger), the performance by SLIC of its obligations under the Merger Agreement and such agreements and the compliance by SLIC with the terms and provisions of the Merger Agreement and such agreements, are hereby adopted and approved in all respects; and further
RESOLVED, that each of the undersigned stockholders of the Corporation hereby affirmatively waive appraisal rights in connection with the Merger under Section 262 of the DGCL, as described in the Proxy Statement; and further
RESOLVED, that this written consent may be executed in multiple counterparts, all of which shall be considered one and the same consent; and further
RESOLVED, that, to the extent this written consent is executed and delivered by means of a facsimile machine or other electronic transmission (including e-mail of a “pdf” signature ), this written consent shall be treated in all manners and respects and for all purposes as an original written consent and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has executed this written consent as of the date first written above.
[•]
By:

Name:
Title:
[Signature Page to Written Consent of the Stockholders of SL Investment Corp.]

Annex D
General Corporation Law of the State of Delaware, Section 262
§ 262 Appraisal rights
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’ s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’ s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e)   Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’ s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.